As filed with the Securities and Exchange Commission on April 11, 2003
--------------------------------------------------------------------------------
                                                              FILE NO. 333-88870

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO, 1

                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       GLENBROOK LIFE AND ANNUITY COMPANY
                           (Exact Name of Registrant)


                              ARIZONA 35-111113325
                  (State or Other Jurisdiction (I.R.S. Employer
            of Incorporation or Organization) Identification Number)

                  3100 Sanders Road, Northbrook, Illinois 60062
                                  847/402-2400

            (Address and Phone Number of Principal Executive Office)

                               MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-2400

       (Name, Complete Address and Telephone Number of Agent for Service)

                                                              COPIES TO:

RICHARD T. CHOI, ESQUIRE                                 JOSEPH P. RATH, ESQUIRE
FOLEY & LARDNER                                          ALFS, INC.
3000 K. STREET N.W. SUITE 500                            3100 SANDERS ROAD
WASHINGTON, D.C. 20007                                   NORTHBROOK, IL 60062



Approximate date of commencement of proposed sale to the Public: Contract covered by this registration statement is to be issued promptly and from time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /X/

THE ALLSTATE(R) PROVIDER VARIABLE ANNUITY SERIES
GLENBROOK LIFE AND ANNUITY COMPANY
300 N. MILWAUKEE AVE.
VERNON HILLS, IL 60061
TELEPHONE NUMBER: 1-800-755-5275                    PROSPECTUS DATED MAY 1, 2003

 -------------------------------------------------------------------------------
Glenbrook Life and Annuity Company ("GLENBROOK", "GLENBROOK LIFE", "WE", OR "US") is offering the following group and individual flexible premium deferred variable annuity contracts (each, a "Contract"):

.. The Allstate(R) Provider Advantage Variable Annuity
        (Formerly referred to as "The Glenbrook Provider Advantage Variable Annuity")

.. The Allstate(R) Provider Ultra Variable Annuity
        (Formerly referred to as "The Glenbrook Provider Ultra Variable
        Annuity")

.. The Allstate(R) Provider Extra Variable Annuity
        (Formerly referred to as "The Glenbrook Provider Extra Variable
        Annuity")

Glenbrook is a wholly owned subsidiary of the Allstate Life Insurance Company. This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Not all Contracts may be available in all states or through your sales representative. Please check with your sales representative for details.

Each Contract currently offers 51 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include 3 fixed account options ("FIXED ACCOUNT OPTIONS") and 48 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Glenbrook Life Multi-Manager Variable Account ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the portfolios ("PORTFOLIOS") of the following underlying funds ("FUNDS"):


AIM VARIABLE INSURANCE FUNDS (SERIES I)                    GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                            (VIT)
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND,  INC.        LSA VARIABLE SERIES TRUST

DREYFUS STOCK INDEX FUND, INC.                             MFS(TM) VARIABLE INSURANCE TRUST/SM
                                                            /(SERVICE CLASS)
DREYFUS VARIABLE INVESTMENT FUND (VIF)                     OPPENHEIMER VARIABLE ACCOUNT FUNDS
FIDELITY(R) VARIABLE INSURANCE PRODUCTS (SERVICE CLASS 2)  PUTNAM VARIABLE TRUST (CLASS IB)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 (CLASS 2)                                                  (CLASS I)

For the ALLSTATE PROVIDER EXTRA CONTRACTS, each time you make a purchase payment, we will add to your Contract value ("Contract Value") a credit enhancement ("Credit Enhancement") equal to 4% of that purchase payment. Expenses for this Contract may be higher than expenses for an annuity contract without the Credit Enhancement. Over time, the amount of the Credit Enhancement may be more than offset by the higher expenses. You and your agent should decide if this Contract is right for you.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                FEDERAL CRIME.

  IMPORTANT     THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
   NOTICES       HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS
                OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT
                DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS
                OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS
                INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
                PRINCIPAL.

                THE CONTRACTS ARE NOT FDIC INSURED.

Glenbrook has filed a Statement of Additional Information, dated May 1, 2003, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 115 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You

                                  1 PROSPECTUS
can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

Each Fund has multiple Portfolios. Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.



                                  2 PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                      PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Important Terms                                                       4
--------------------------------------------------------------------------------
  Overview of Contracts                                                 5
--------------------------------------------------------------------------------
  The Contract At A Glance                                              6
--------------------------------------------------------------------------------
  How the Contract Works                                                9
--------------------------------------------------------------------------------
  Expense Table                                                         10
--------------------------------------------------------------------------------
  Financial Information                                                 14
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
  The Contract                                                          14
--------------------------------------------------------------------------------
  Purchases                                                             16
--------------------------------------------------------------------------------
  Contract Value                                                        17
--------------------------------------------------------------------------------
  INVESTMENT ALTERNATIVES
--------------------------------------------------------------------------------
     The Variable Sub-Accounts                                          18
--------------------------------------------------------------------------------
     The Fixed Account Options                                          21
--------------------------------------------------------------------------------
     Transfers                                                          24
--------------------------------------------------------------------------------
  Expenses                                                              27
--------------------------------------------------------------------------------
  Access To Your Money                                                  30
--------------------------------------------------------------------------------
  Income Payments                                                       31
--------------------------------------------------------------------------------
  Death Benefits                                                        33
--------------------------------------------------------------------------------



                                                                       PAGE

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information                                                      38
--------------------------------------------------------------------------------
  Glenbrook                                                             38
--------------------------------------------------------------------------------
  The Variable Account                                                  39
--------------------------------------------------------------------------------
  The Portfolios                                                        39
--------------------------------------------------------------------------------
  The Contract                                                          40
--------------------------------------------------------------------------------
  Qualified Plans                                                       40
--------------------------------------------------------------------------------
  Legal Matters                                                         40
--------------------------------------------------------------------------------
  Taxes                                                                 41
--------------------------------------------------------------------------------
     Taxation of Annuities in General                                   41
--------------------------------------------------------------------------------
     Income Tax Withholding                                             43
--------------------------------------------------------------------------------
     Tax Qualified Contracts                                            43
--------------------------------------------------------------------------------
  Annual Reports and Other Documents                                    47
--------------------------------------------------------------------------------
  Performance Information                                               47
--------------------------------------------------------------------------------
APPENDIX A - ACCUMULATION UNIT VALUES                                   48
--------------------------------------------------------------------------------
APPENDIX B - MARKET VALUE ADJUSTMENT EXAMPLES                           109
--------------------------------------------------------------------------------
APPENDIX C - CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT AMOUNT      113
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                   115
--------------------------------------------------------------------------------



                                       3 PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                       PAGE

--------------------------------------------------------------------------------
ACCUMULATION PHASE                                                      9
--------------------------------------------------------------------------------
ACCUMULATION UNIT                                                       14
--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE                                                 14
--------------------------------------------------------------------------------
ANNIVERSARY VALUES                                                      34
--------------------------------------------------------------------------------
ANNUITANT                                                               14
--------------------------------------------------------------------------------
AUTOMATIC ADDITIONS PLAN                                                16
--------------------------------------------------------------------------------
AUTOMATIC PORTFOLIO REBALANCING PROGRAM                                 25
--------------------------------------------------------------------------------
BENEFICIARY                                                             15
--------------------------------------------------------------------------------
CANCELLATION PERIOD                                                     6
--------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                                                  15
--------------------------------------------------------------------------------
CONTRACT*                                                               14
--------------------------------------------------------------------------------
CONTRACT ANNIVERSARY                                                    7
--------------------------------------------------------------------------------
CONTRACT OWNER ("YOU")                                                  14
--------------------------------------------------------------------------------
CONTRACT VALUE                                                          17
--------------------------------------------------------------------------------
CONTRACT YEAR                                                           8
--------------------------------------------------------------------------------
CREDIT ENHANCEMENT                                                      16
--------------------------------------------------------------------------------
DEATH BENEFIT ANNIVERSARY                                               34
--------------------------------------------------------------------------------
DEATH BENEFIT EARNINGS                                                  35
--------------------------------------------------------------------------------
DOLLAR COST AVERAGING PROGRAM                                           25
--------------------------------------------------------------------------------
DUE PROOF OF DEATH                                                      33
--------------------------------------------------------------------------------
ENHANCED EARNINGS DEATH BENEFIT RIDER                                   35
--------------------------------------------------------------------------------
ENHANCED DEATH BENEFIT RIDER                                            34
--------------------------------------------------------------------------------
EXCESS-OF-EARNINGS WITHDRAWAL                                           36
--------------------------------------------------------------------------------
FIXED ACCOUNT OPTIONS                                                   21
--------------------------------------------------------------------------------
FREE WITHDRAWAL AMOUNT                                                  28
--------------------------------------------------------------------------------
FUNDS                                                                   1
--------------------------------------------------------------------------------



                                                                       PAGE

--------------------------------------------------------------------------------
GLENBROOK ("WE" OR "US")                                                1
--------------------------------------------------------------------------------
GUARANTEE PERIODS                                                       22
--------------------------------------------------------------------------------
GUARANTEED INCOME BENEFIT                                               33
--------------------------------------------------------------------------------
GUARANTEED MATURITY FIXED ACCOUNT                                       22
--------------------------------------------------------------------------------
INCOME BASE                                                             33
--------------------------------------------------------------------------------
INCOME BENEFIT RIDER                                                    32
--------------------------------------------------------------------------------
INCOME PLAN                                                             31
--------------------------------------------------------------------------------
IN-FORCE EARNINGS                                                       36
--------------------------------------------------------------------------------
IN-FORCE PREMIUM                                                        36
--------------------------------------------------------------------------------
INVESTMENT ALTERNATIVES                                                 18
--------------------------------------------------------------------------------
ISSUE DATE                                                              9
--------------------------------------------------------------------------------
MARKET VALUE ADJUSTMENT                                                 24
--------------------------------------------------------------------------------
PAYOUT PHASE                                                            9
--------------------------------------------------------------------------------
PAYOUT START DATE                                                       31
--------------------------------------------------------------------------------
PORTFOLIOS                                                              39
--------------------------------------------------------------------------------
PRIMARY BENEFICIARY                                                     15
--------------------------------------------------------------------------------
QUALIFIED CONTRACTS                                                     6
--------------------------------------------------------------------------------
RIDER APPLICATION DATE                                                  7
--------------------------------------------------------------------------------
RIDER DATE                                                              32
--------------------------------------------------------------------------------
SEC                                                                     1
--------------------------------------------------------------------------------
SETTLEMENT VALUE                                                        33
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PROGRAM                                           30
--------------------------------------------------------------------------------
VALUATION DATE                                                          16
--------------------------------------------------------------------------------
VARIABLE ACCOUNT                                                        39
--------------------------------------------------------------------------------
VARIABLE SUB-ACCOUNT                                                    1
--------------------------------------------------------------------------------


*In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include all three Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

                                  4 PROSPECTUS

OVERVIEW OF CONTRACTS
--------------------------------------------------------------------------------

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

.. The ALLSTATE PROVIDER ADVANTAGE CONTRACT has a mortality and expense risk charge of 1.45%, and no withdrawal charge.

.. The ALLSTATE PROVIDER ULTRA CONTRACT has a mortality and expense risk charge of 1.25%, and a withdrawal charge of up to 7% with a 7 year withdrawal charge period (and an annual Free Withdrawal Amount).

.. The ALLSTATE PROVIDER EXTRA CONTRACT offers a 4% Credit Enhancement on purchase payments, and has a mortality and expense risk charge of 1.40% and a withdrawal charge of up to 8% with an 8 year withdrawal charge period (and an annual Free Withdrawal Amount).

Other differences among the Contracts relate to the transfer fees and the maximum age of the Contract owners and Annuitants on the application date, the effect of changing Annuitants under the Income Benefit Rider, the spousal continuation provisions of the Enhanced Death Benefit and Enhanced Earnings Death Benefit Riders, and the calculation of the Enhanced Earnings Death Benefit.


                                  5 PROSPECTUS

THE CONTRACT AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.


FLEXIBLE PAYMENTS               You can purchase a Contract with as little as $5,000
                                ($2,000 for "QUALIFIED CONTRACTS", which are Contracts
                                issued within QUALIFIED PLANS). You can add to your
                                Contract as often and as much as you like, but each
                                payment must be at least $50.

                                For ALLSTATE PROVIDER EXTRA CONTRACTS each time you
                                    ---------------------------------
                                make a purchase payment, we will add to your Contract
                                Value a Credit Enhancement equal to 4% of that purchase
                                payment
---------------------------------------------------------------------------------------
RIGHT TO CANCEL                 You may cancel your Contract within 20 days of receipt
                                or any longer period as your state may require
                                ("CANCELLATION PERIOD"). Upon cancellation, we will
                                return your purchase payments adjusted, to the extent
                                federal or state law permits, to reflect the investment
                                experience of any amounts allocated to the Variable
                                Account, including the deduction of mortality and
                                expense risk charges and administrative expense
                                charges.

                                Allstate Provider Extra Contracts
                                ---------------------------------

                                If you exercise your Right to Cancel the Contract, the
                                amount we refund to you will not include any Credit
                                Enhancement.  See "Right to Cancel" for details.
---------------------------------------------------------------------------------------

EXPENSES                         You will bear the following expenses:


                                Allstate Provider Advantage Contracts
                                -------------------------------------

                                .Total Variable Account annual fees equal to 1.55% of
                                  average daily net assets (1.80% if you select the
                                  ENHANCED DEATH BENEFIT RIDER or the INCOME BENEFIT
                                  RIDER; and 2.05% if you select both the Enhanced
                                  Death Benefit and the Income Benefit Riders).

                                . no withdrawal charges

                                .transfer fee of $10 after the 12th transfer in any
                                  Contract Year (fee currently waived).

                                Allstate Provider Ultra Contracts
                                ---------------------------------

                                .Total Variable Account annual fees equal to 1.35% of
                                  average daily net assets (1.60% if you select the
                                  Enhanced Death Benefits Rider or the Income Benefit
                                  Rider; and 1.85% if you select both the Enhanced
                                  Death Benefit and the Income Benefit Riders).

                                .Withdrawal charges ranging from 0% to 7% of purchase
                                  payments withdrawn (with certain exceptions).

                                .transfer fee of $10 after the 12th transfer in any
                                  Contract Year (fee currently waived).
--------------------------------------------------------------------------------------
                                  6 PROSPECTUS

---------------------------------------------------------------------------------------

                                Allstate Provider Extra Contracts
                                ---------------------------------

                                .Total Variable Account annual fees equal to 1.50% of
                                  average daily net assets (1.75% if you select the
                                  Enhanced Death Benefit Rider or the Income Benefit
                                  Rider; and 2.00% if you select both the Enhanced
                                  Death Benefit and the Income Benefit Riders).

                                .Withdrawal charges ranging from 0% to 8% of purchase
                                  payments withdrawn (with certain exceptions).

                                . Transfer fee of up to 0.50% of the amount transferred
                                  after the 12th transfer in any Contract Year (subject
                                  to a minimum charge of $10.00 per transfer).  This
                                  fee is currently waived.

                                All Contracts
                                -------------

                                . If you select the ENHANCED EARNINGS DEATH BENEFIT
                                  RIDER, you would pay an additional annual fee of up
                                  to 0.35% (depending on the oldest Contract owner's
                                  age as of the date we receive the completed
                                  application or a written request to add the Rider,
                                  whichever is later) ("RIDER APPLICATION DATE") of the
                                  CONTRACT VALUE on each Contract anniversary
                                  ("CONTRACT ANNIVERSARY"). For more information about
                                  Variable Account expenses, see "EXPENSES" below.

                                .Annual contract maintenance charge of $35 (with
                                  certain exceptions)

                                . State premium tax (if your state imposes one).

                                In addition, each Portfolio pays expenses that you will
                                bear indirectly if you invest in a Variable
                                Sub-Account.
---------------------------------------------------------------------------------------
INVESTMENT ALTERNATIVES         The Contract offers 51 investment alternatives
                                including:

                                .3 Fixed Account Options (which credit interest at
                                  rates we guarantee)

                                .48 Variable Sub-Accounts investing in Portfolios
                                  offering professional money management by these investment advisers:

                                . A I M Advisors, Inc.

                                . The Dreyfus Corporation

                                . Fidelity Management & Research Company

                                . Franklin Advisers, Inc.

                                . Franklin Mutual Advisers, LLC

                                . Goldman Sachs Asset Management

                                . LSA Asset Management, LLC

                                . MFS Investment Management/(R)/

                                . OppenheimerFunds, Inc.

                                . Putnam Investment Management, Inc.

                                . Templeton Asset Management Ltd.

                                . Templeton Investment Counsel, LLC

                                . Van Kampen *

                                To find out current rates being paid on the Fixed
                                Account Options or how the Variable Sub-Accounts have
                                performed, call us at 1-800-755-5275.

                                *Morgan Stanley Investment Management Inc., the
                                investment adviser to the Van Kampen UIF Portfolios,
                                does business in certain instances as Van Kampen.
--------------------------------------------------------------------------------------
                                  7 PROSPECTUS

---------------------------------------------------------------------------------------
SPECIAL SERVICES                For your convenience, we offer these special services:

                                . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                                . AUTOMATIC ADDITIONS PROGRAM

                                . DOLLAR COST AVERAGING PROGRAM

                                . SYSTEMATIC WITHDRAWAL PROGRAM
---------------------------------------------------------------------------------------
INCOME PAYMENTS                  You can choose fixed income payments, variable income
                                payments, or a combination of the two. You can receive
                                your income payments in one of the following ways:

                                . life income with guaranteed payments

                                .a "joint and survivor" life income with guaranteed
                                  payments

                                .guaranteed payments for a specified period (5 to 30
                                  years)

                                We also offer an Income Benefit Rider.
---------------------------------------------------------------------------------------
DEATH BENEFIT                   If you or the ANNUITANT (if the Contract is owned by a
                                non-natural person) die before the PAYOUT START DATE,
                                we will pay the death benefit described in the
                                Contract.

                                We also offer an Enhanced Death Benefit Rider and an
                                Enhanced Earnings Death Benefit Rider.
---------------------------------------------------------------------------------------
TRANSFERS                       Before the Payout Start Date, you may transfer your
                                Contract Value among the investment alternatives, with
                                certain restrictions. We do not currently impose a fee
                                upon transfers. However, we reserve the right to charge
                                $10 per transfer (up to 0.50% of the amount transferred
                                per transaction for ALLSTATE PROVIDER EXTRA CONTRACTS)
                                after the 12th transfer in each "CONTRACT YEAR", which
                                we measure from the date we issue your Contract or a
                                Contract Anniversary.
---------------------------------------------------------------------------------------
WITHDRAWALS                     You may withdraw some or all of your Contract Value at
                                any time prior to the Payout Start Date. In general,
                                you must withdraw at least $50 at a time. Full or
                                partial withdrawals are available under limited
                                circumstances on or after the Payout Start Date.
                                Withdrawals taken prior to annuitization (referred to
                                in this prospectus as the Payout Phase) are generally
                                considered to come from the earnings in the Contract
                                first.  If the Contract is tax-qualified, generally all
                                withdrawals are treated as distributions of earnings.
                                Withdrawals of earnings are taxed as ordinary income
                                and, if taken prior to age 59 1/2, may be subject to an
                                additional 10% federal tax penalty. A withdrawal charge
                                (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE
                                PROVIDER EXTRA CONTRACTS only) and a MARKET VALUE
                                ADJUSTMENT also may apply.

--------------------------------------------------------------------------------------
                                  8 PROSPECTUS

---------------------------------------------------------------------------------------

HOW THE CONTRACT WORKS
--------------------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 51 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in any of the three Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 31. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select.
 During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.


Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-755-5275 if you have any questions about how the Contract works.


                                  9 PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," on page 27. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS)

ALLSTATE PROVIDER ADVANTAGE CONTRACTS
                                                                                                   None
----------------------------------------------------------------------------------------
ALLSTATE PROVIDER ULTRA CONTRACTS
----------------------------------------------------------------------------------------
Number of complete
 years since we
 received the purchase
 payment being            0       1       2       3       4       5       6        7+
 withdrawn*
----------------------------------------------------------------------------------------
Applicable charge         7%      6%      6%      5%      5%      4%      3%       0%
----------------------------------------------------------------------------------------


ALLSTATE PROVIDER EXTRA
CONTRACTS
-------------------------------------------------------------------------------
Number of complete years since
 we received the purchase         0    1    2    3    4    5    6    7     8+
 payment being withdrawn*
-------------------------------------------------------------------------------
Applicable charge                 8%   8%   8%   7%   6%   5%   4%   3%    0%
-------------------------------------------------------------------------------

   Beginning on January 1, 2004, if you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

ANNUAL CONTRACT MAINTENANCE CHARGE                                    $35.00**
-------------------------------------------------------------------------------



TRANSFER FEE
Allstate Provider Advantage and Allstate        $10.00***
Provider Ultra Contracts                        up to .50% of the amount transferred,
Allstate Provider Extra Contracts               subject to a minimum fee of $10.00
                                                per transfer***

-------------------------------------------------------------------------------

* Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments without incurring a withdrawal charge.

**We will waive this charge in certain cases. See "Expenses."

***Applies solely to the thirteenth and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES

(as a percentage of average daily net asset value deducted from each Variable Sub-Account)

                                                 Allstate Provider       Allstate Provider    Allstate Provider
                                                 Advantage Contracts     Ultra  Contracts     Extra Contracts
-------------------------------------------------------------------------------------------------------
WITHOUT THE ENHANCED DEATH BENEFIT OR INCOME BENEFIT RIDERS
-------------------------------------------------------------------------------------------------------
 Mortality and Expense                                  1.45%               1.25%                1.40%
 Risk Charge
-------------------------------------------------------------------------------------------------------
 Administrative                                         0.10%               0.10%                0.10%
 Expense Charge
-------------------------------------------------------------------------------------------------------
 Total Variable
 Account Annual                                         1.55%               1.35%                1.50%
 Expenses
-------------------------------------------------------------------------------------------------------
WITH THE ENHANCED DEATH BENEFIT RIDER
-------------------------------------------------------------------------------------------------------
 Mortality and Expense                                  1.70%               1.50%                1.65%
 Risk Charge
-------------------------------------------------------------------------------------------------------
 Administrative                                         0.10%               0.10%                0.10%
 Expense Charge
-------------------------------------------------------------------------------------------------------
 Total Variable
 Account Annual                                         1.80%               1.60%                1.75%
 Expenses
-------------------------------------------------------------------------------------------------------
WITH THE INCOME BENEFIT RIDER
-------------------------------------------------------------------------------------------------------
 Mortality and Expense                                  1.70%               1.50%                1.65%
 Risk Charge
-------------------------------------------------------------------------------------------------------
 Administrative                                         0.10%               0.10%                0.10%
 Expense Charge
-------------------------------------------------------------------------------------------------------
 Total Variable
 Account Annual                                         1.80%               1.60%                1.75%
 Expenses
-------------------------------------------------------------------------------------------------------
WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS
-------------------------------------------------------------------------------------------------------
 Mortality and Expense                                  1.95%               1.75%                1.90%
 Risk Charge
-------------------------------------------------------------------------------------------------------
 Administrative                                         0.10%               0.10%                0.10%
 Expense Charge
-------------------------------------------------------------------------------------------------------
 Total Variable
 Account Annual                                         2.05%               1.85%                2.00%
 Expenses
-------------------------------------------------------------------------------------------------------


                                  10 PROSPECTUS

If you elect the Enhanced Earnings Death Benefit Rider, we will deduct an annual charge of up to 0.35% of your Contract Value on each Contract Anniversary during the Accumulation Phase. The charge is based on the oldest Contract owner's age as of the Rider Application Date, as follows:

Age                                                             Annual Charge
-------------------------------------------------------------------------------
0-55                                                                 0.10%
-------------------------------------------------------------------------------
56-65                                                                0.20%
-------------------------------------------------------------------------------
66-75                                                                0.35%
-------------------------------------------------------------------------------


We will deduct this charge from your Contract Value in the Variable Account on a pro rata basis. If the Contract Value in the Variable Account is not sufficient to cover the charge, we will deduct the remaining charge from the fixed Guaranteed Periods, beginning with the oldest fixed Guaranteed Period (see "EXPENSES" on page 27 for additional information). Fixed Guarantee Periods may not be available in all states.

ANNUAL PORTFOLIO EXPENSES

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These are expenses that are deducted from Portfolio assets, and may include management fees, distribution and/or services (12b-1) fees, and other expenses. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. In some cases these expense limitations are contractual. In other cases these expense limitations are voluntary and may be terminated at any time. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                           ANNUAL PORTFOLIO EXPENSES
----------------------------------------------------------------------------------
                                 Minimum                       Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio              0.27%                         5.07%
Operating Expenses/1/
----------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2002.

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in the other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses. In each case, the first line of the Example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the Example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.


EXAMPLE 1 (ALLSTATE PROVIDER ADVANTAGE CONTRACTS)


The Example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time period indicated,

.. earned a 5% annual return on your investment,

.. elected the Enhanced Death Benefit and Income Benefit Riders, and

.. elected the Enhanced Earnings Death Benefit Rider (assuming Contract owner is age 66-75 on the Rider Application Date).


                                  11 PROSPECTUS

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                  1 Year         3 Years           5 Years           10 Years
------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual     $801           $2,344           $3,810            $7,160
Portfolio Expenses
------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual     $309           $948             $1,613            $3,402
Portfolio Expenses
------------------------------------------------------------------------------------------------------


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS WITH A TOTAL MORTALITY AND EXPENSE RISK CHARGE OF 1.95% FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS AND THE ENHANCED EARNINGS DEATH BENEFIT RIDER WITH AN ANNUAL FEE OF 0.35%. IF THOSE RIDERS WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE EXAMPLES REFLECT THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $35.

EXAMPLE 2 (ALLSTATE PROVIDER EXTRA CONTRACTS)

The Example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time period indicated,

.. earned a 5% annual return on your investment,

.. surrendered your Contract, or began receiving income payments for a specified period of less than 120 months, at the end of each time period, and elected the Enhanced Death Benefit and Income Benefit Riders, and

.. elected the Enhanced Earnings Death Benefit Rider (assuming Contract owner is age 66-75 on the Rider Application Date).

The Example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

                                  1 Year            3 Years           5 Years           10 Years
-------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual      $1,291            $2,714           $4,067            $7,039
Portfolio Expenses
-------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual       $799             $1,311           $1,851            $3,202
Portfolio Expenses
-------------------------------------------------------------------------------------------------------



EXAMPLE 3 (ALLSTATE PROVIDER EXTRA CONTRACTS)
This example uses the same assumptions as Example 2 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of the time period.

                       1 Year            3 Years           5 Years           10 Years
------------------------------------------------------------------------------------
Costs Based on
Maximum Annual
Portfolio                $781            $2,289            $3,727            $7,039
Expenses
------------------------------------------------------------------------------------
Costs Based on
Minimum Annual
Portfolio                $289           $886               $1,511            $3,202
Expenses
------------------------------------------------------------------------------------




                                       12 PROSPECTUS

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS WITH A TOTAL MORTALITY AND EXPENSE RISK CHARGE OF 1.90% FOR ALLSTATE PROVIDER EXTRA CONTRACTS AND THE ENHANCED EARNINGS DEATH BENEFIT RIDER WITH AN ANNUAL FEE OF 0.35%. IF THOSE RIDERS WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE EXAMPLES REFLECT THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $35.

EXAMPLE 4 (ALLSTATE PROVIDER ULTRA CONTRACTS)

The Example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time period indicated,

.. earned a 5% annual return on your investment,

.. surrendered your Contract, or you began receiving income payments for a specified period of less tan 120 months, at the end of each time period,

.. elected the Enhanced Death Benefit and Income Benefit Riders, and

.. elected the Enhanced Earnings Death Benefit Rider (assuming Contract owner is age 66-75 on the Rider Application Date).

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                     1 Year            3 Years           5 Years           10 Years
-------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual        $1,505             $3,010           $4,353            $7,392
Portfolio Expenses
-------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual        $994               $1,556           $2,061            $3,458
Portfolio Expenses
-------------------------------------------------------------------------------------------------------



EXAMPLE 5 (ALLSTATE PROVIDER ULTRA CONTRACTS)
This example uses the same assumptions as Example 4 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of the time period.

                       1 Year            3 Years           5 Years           10 Years
------------------------------------------------------------------------------------
Costs Based on
Maximum Annual
Portfolio               $825             $2,415            $3,928            $7,392
Expenses
------------------------------------------------------------------------------------
Costs Based on
Minimum Annual
Portfolio               $314            $961               $1,636            $3,458
Expenses
------------------------------------------------------------------------------------


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS WITH A TOTAL MORTALITY AND EXPENSE RISK CHARGE OF 1.75% FOR ALLSTATE PROVIDER ULTRA CONTRACTS AND THE ENHANCED EARNINGS DEATH BENEFIT RIDER WITH AN ANNUAL FEE OF 0.35%. IF THOSE RIDERS WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE EXAMPLES REFLECT THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $35.


                                  13 PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT". Each Variable Sub-Account has a separate value for its Accumulation Units which we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date we first offered the Contracts.

To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Glenbrook also appear in the Statement of Additional Information.


THE CONTRACT
--------------------------------------------------------------------------------

CONTRACT OWNER

Each Contract is an agreement between you, the Contract Owner, and Glenbrook, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and

.. any other rights that the Contract provides.

If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for purposes of this section and the Death Benefits section.The maximum age of any Contract owner on the date we receive the completed application for each Contract is as follows:

.. 90 - Allstate Provider Advantage

.. 90 - Allstate Provider Ultra

.. 80 - Allstate Provider Extra

You may change the Contract owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

Changing ownership of this contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

The Contract also may be purchased as part of a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued within a qualified plan. See "Qualified Plans" on page 40.

ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract owner is a natural person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may designate a joint Annuitant, who is a second person on whose life income payments depend. We permit you to name a joint annuitant when you elect an Income Plan. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

                                 14 PROSPECTUS

   (i) the youngest Contract owner; otherwise,

   (ii) the youngest Beneficiary.

The maximum age of any Annuitant on the date we receive the completed application for each Contract is as follows:

.. 90 - Allstate Provider Advantage

.. 90 - Allstate Provider Ultra

.. 80 - Allstate Provider Extra

BENEFICIARY

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.

A contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If one or more Beneficiaries survive you, we will divide the death benefit among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary share in proportion to the original share of the remaining Beneficiaries.

If there is more than one Beneficiary taking shares of the death proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death proceeds. Each Beneficiary will exercise all rights related to his or her share of the death proceeds, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary. If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-natural person, all Beneficiaries will be considered to be non-natural persons for the above purposes.

MODIFICATION OF THE CONTRACT

Only a Glenbrook officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents have the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.




                                  15 PROSPECTUS

PURCHASES
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS

Your initial purchase payment must be at least $5,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept. The most we will accept without our prior approval is $1,000,000. We reserve the right to limit the availability of investment alternatives. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your representative for more detailed information.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

CREDIT ENHANCEMENT (ALLSTATE PROVIDER EXTRA CONTRACTS only)

Each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment.

We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the corresponding purchase payment (except that any portion of the Credit Enhancement corresponding to the value in any Fixed Account Option will instead be allocated to the Money Market Variable Sub-account). Thereafter you may instruct us to allocate these funds to any investment alternative you choose.

Credit Enhancements are treated as "earnings" for purposes of determining withdrawal charges and free withdrawal amounts on surrenders and partial withdrawals. Similarly, we do not consider Credit Enhancements to be investments in the Contract for income tax purposes.

We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See "Expenses." Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

RIGHT TO CANCEL

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return it by delivering it or mailing it to us.

If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss including the deduction of mortality and expense risk charges and administrative expense charges that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you. If this Contract is qualified under Section 408 of the


                                       16 PROSPECTUS

Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

For ALLSTATE PROVIDER EXTRA CONTRACTS, the amount we return to you upon exercise of this Right to Cancel will not include any Credit Enhancement or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your purchase payments, any investment gain or loss associated with your Variable Account purchase payments and with the Credit Enhancement.

In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the Money Market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, we will allocate the amount in the Money Market Variable Sub-Account to the Variable Sub-Account as you originally designated.


CONTRACT VALUE
--------------------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to:

.. your initial purchase payment for ALLSTATE PROVIDER ADVANTAGE CONTRACTS and ALLSTATE PROVIDER ULTRA CONTRACTS

.. your initial purchase payment plus the Credit Enhancement for ALLSTATE
  PROVIDER EXTRA CONTRACTS.

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. For ALLSTATE PROVIDER EXTRA CONTRACTS, we would also credit an additional 40 Accumulation Units of that Variable Sub-Account to your Contract to reflect the 4% Credit Enhancement on your purchase payment.
 See "Credit Enhancement." Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), Enhanced Earnings Death Benefit charges (if applicable) and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider, the Income Benefit Rider, and the Enhanced Death Benefit Rider with the Income Benefit Rider.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

                                  17 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 48 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.

PORTFOLIO               EACH PORTFOLIO SEEKS      ADVISOR
-------------------------------------------------------------------------------
 AIM VARIABLE INSURANCE FUNDS (SERIES I)*
-------------------------------------------------------------------------------
AIM V.I. Aggressive     Long-term growth of capital
 Growth Fund








----------------------------------------------------------------
AIM V.I. Balanced Fund  Achieve as high a total return as
                         possible, consistent with
                         preservation of capital
----------------------------------------------------------------A I M ADVISORS, INC.
AIM V.I. Capital         Growth of capital
 Appreciation Fund
----------------------------------------------------------------
AIM V.I. Core Equity    Growth of capital
 Fund
----------------------------------------------------------------
AIM V.I. Dent           Long-term growth of capital
 Demographic Trends
 Fund
----------------------------------------------------------------
AIM V.I. Diversified    A high level of current income
 Income Fund
----------------------------------------------------------------
AIM V.I. Growth Fund    Growth of capital

----------------------------------------------------------------
AIM V.I. International  Long-term growth of capital
 Growth Fund
----------------------------------------------------------------
 AIM V.I. Premier       Long-term growth of capital. Income
 Equity Fund              is  a  secondary objective
--------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.; THE DREYFUS STOCK INDEX FUND, INC.; AND THE DREYFUS VARIABLE
INVESTMENT FUND (VIF) (COLLECTIVELY, THE DREYFUS FUNDS)
--------------------------------------------------------------------------------------------------------------------------
The Dreyfus Socially    Capital growth and, secondarily,
 Responsible Growth      current income
 Fund, Inc.




----------------------------------------------------------------
Dreyfus Stock Index     To match the total return of the
 Fund, Inc.              Standard & Poor's 500 Composite Stock
                         Price Index
----------------------------------------------------------------
Dreyfus VIF Growth &    Long-term capital growth, current       THE DREYFUS CORPORATION
 Income Portfolio        income and growth of income,
                         consistent with reasonable investment  ----------------------------------------------------------
                         risk
----------------------------------------------------------------
Dreyfus VIF Money       A high level of current income as is
 Market Portfolio        consistent with the preservation of
                         capital and the maintenance of
                         liquidity
----------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset      To maximize total return by allocating
 Manager Growth(R)       assets among stocks, bonds,
 Portfolio-Service       short-term instruments and other
 Class 2                 investments


----------------------------------------------------------------
Fidelity VIP            Long-term capital appreciation
 Contrafund(R)
 Portfolio - Service
 Class 2
----------------------------------------------------------------
Fidelity VIP            Reasonable income
 Equity-Income
 Portfolio - Service
 Class 2
----------------------------------------------------------------FIDELITY MANAGEMENT & RESEARCH COMPANY
Fidelity VIP Growth     Capital appreciation
 Portfolio - Service                                            ----------------------------------------------------------
 Class 2
----------------------------------------------------------------
Fidelity VIP High       High level of current income while
 Income Portfolio -      also considering growth of capital
 Service Class 2
----------------------------------------------------------------
                                 18 PROSPECTUS

--------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
--------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap      Long-term capital growth                FRANKLIN ADVISERS, INC.
 Fund - Class 2
 (1)
--------------------------------------------------------------------------------------------------------------------------
Mutual Shares           Capital appreciation. Secondary goal     FRANKLIN MUTUAL ADVISERS, LLC
 Securities Fund -       is income
 Class 2
--------------------------------------------------------------------------------------------------------------------------
Templeton Developing    Long-term capital appreciation          TEMPLETON ASSET MANAGEMENT LTD.
  Markets Securities
 Fund - Class 2
--------------------------------------------------------------------------------------------------------------------------
Templeton Foreign       Long-term capital growth                TEMPLETON INVESTMENT COUNSEL, LLC
 Securities
Fund - Class 2
--------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT       Long term growth of capital             GOLDMAN   SACHS   ASSET
 CORE/SM/ Small Cap
 Equity Fund                                                    MANAGEMENT, L.P.

----------------------------------------------------------------
Goldman Sachs VIT       Long-term growth of capital and
 CORE/SM/ U.S. Equity    dividend income                        ----------------------------------------------------------
 Fund
----------------------------------------------------------------
LSA VARIABLE SERIES TRUST
--------------------------------------------------------------------------------------------------------------------------
LSA Diversified Mid     Seeks long-term growth of capital by    LSA ASSET MANAGEMENT LLC(3)
 Cap Equity Fund         investing in securities of companies
                         with medium market capitalizations.
--------------------------------------------------------------------------------------------------------------------------
LSA Equity Growth Fund  Seeks long-term capital appreciation
 (2)                    by investing primarily in growth       LSA ASSET MANAGEMENT LLC(4)
                         oriented equity securities of large
                         capitalization companies.
--------------------------------------------------------------------------------------------------------------------------
LSA Capital Growth      Seeks long-term growth of capital by    LSA ASSET MANAGEMENT LLC(5)
 Fund (2)               investing in a diversified portfolio
                         of equity securities.
--------------------------------------------------------------------------------------------------------------------------
MFS/(R)/VARIABLE INSURANCE TRUST-/SM/-
--------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth     Long-term growth of capital
 Series - Service
 Class
----------------------------------------------------------------
 MFS Investors Trust    Long-term growth of capital with a
 Series - Service         secondary objective to seek
 Class                   reasonable current income
----------------------------------------------------------------
MFS New Discovery       Capital appreciating
 Series - Service
 Class
----------------------------------------------------------------
MFS Research Series -   Long-term growth of capital and future  MFS INVESTMENT MANAGEMENT(R)
 Service Class
                         income
----------------------------------------------------------------
 MFS Utility Series -    Capital growth and current income
 Service Class
----------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
--------------------------------------------------------------------------------------------------------------------------
Oppenheimer Aggressive  Capital appreciation
 Growth Fund/VA
--------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital     Seeks capital appreciation by           OPPENHEIMER FUNDS, INC.
 Appreciation Fund/VA    investing in securities of
                         well-known, established companies.
----------------------------------------------------------------
Oppenheimer Global      Long-term capital appreciation
 Securities  Fund/VA
----------------------------------------------------------------
Oppenheimer Main        High total return, which includes
 Street Fund/VA          growth in the value of its shares as
 (6)                     well as current income, from equity
                         and  debt securities
----------------------------------------------------------------
Oppenheimer Strategic   High level of current income
 Bond Fund/VA
----------------------------------------------------------------
                                 19 PROSPECTUS

-------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
----------------------------------------------------------------
Putnam VT Growth and    Seeks capital growth and current
 Income Fund - Class     income.
 IB
----------------------------------------------------------------
Putnam VT Growth        Seeks capital appreciation.
 Opportunities Fund -
 Class IB                                                       PUTNAM INVESTMENT MANAGEMENT, INC.
----------------------------------------------------------------
Putnam VT Health        Seeks capital appreciation.
 Sciences Fund - Class
 IB
----------------------------------------------------------------
Putnam VT               Seeks capital appreciation.
 International Equity
 Fund  -  Class IB
 (7)
--------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value     Seeks long-term capital appreciation.
 Fund -  Class IB
----------------------------------------------------------------
Putnam VT Research      Seeks capital appreciation.
 Fund -  Class IB
----------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
--------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Core     Above-average total return over a
 Plus Fixed Income       market cycle of three to five years
 Portfolio - Class I
----------------------------------------------------------------
Van Kampen UIF Global   Long-term capital appreciation
 Value Equity
 Portfolio - Class I                                            VAN KAMPEN(9)
----------------------------------------------------------------
Van Kampen UIF U.S.     Above-average total return over a
 Mid Cap Core            market cycle of three to five years
 Portfolio - Class I
 (8)
----------------------------------------------------------------
Van Kampen UIF U.S.     Above-average current income and
 Real Estate Portfolio   long-term capital appreciation
 - Class I                                                      ----------------------------------------------------------
----------------------------------------------------------------
Van Kampen UIF Value    Above-average total return over a
 Portfolio - Class I     market cycle of three to five years
----------------------------------------------------------------

*A portfolio's investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

(1) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. For administrative convenience, the corresponding Sub-Account Portfolios were combined.
(2) Effective May 1, 2003 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Accounts that invest in those Portfolios.
(3)  Sub-advised by Fidelity Management & Research Company.
(4)  Sub-advised by Van Kampen.
(5)  Sub-advised by Goldman Sachs Asset Management.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth & Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(9) Morgan Stanley Investment Management Inc., the investment adviser to the Van Kampen UIF Portfolios, does business in certain instances as Van Kampen.

VARIABLE INSURANCE PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF RETAIL MUTUAL FUNDS.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN
---------------------------------------------------------------------------
VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF
-------------------------------------------------------------------------------
THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST.  YOU BEAR THE
-------------------------------------------------------------------------
INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES.
-------------------------------------------------------------------------------
SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR
------------------------------------------------------------------------------
ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
-------------------------------------------------------------------------
CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
------------------------------------------------------------


                                  20 PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments (and Credit Enhancements for ALLSTATE PROVIDER EXTRA CONTRACTS) to the Fixed Account. You may choose from among 3 Fixed Account Options, including 2 Dollar Cost Averaging options and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. We may offer additional Fixed Account options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Dollar Cost Averaging Fixed Account Options. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general account assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS

SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish a Short Term Dollar Cost Averaging Program by allocating purchase payments to the SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION ("SHORT TERM DCA FIXED ACCOUNT OPTION"). We will credit interest to purchase payments (and Credit Enhancements for ALLSTATE PROVIDER EXTRA CONTRACTS) you allocate to this Option for up to six months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.

We will follow your instructions in transferring amounts monthly from the Short Term DCA Fixed Account Option. However, you may not choose less than 3 or more than 6 equal monthly installments. Further, you must transfer each purchase payment (and Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) and associated interest out of this Option by means of Dollar Cost Averaging within 6 months. If you discontinue the Dollar Cost Averaging Program before the end of the transfer period, we will transfer the remaining balance in this Option to the Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Short Term DCA Fixed Account.

For each purchase payment (and Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer each monthly installment to the money market Variable Sub-Account until we receive a different allocation instruction. Transferring Contract Value to the money market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 25.

EXTENDED SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish an Extended Short Term Dollar Cost Averaging Program by allocating purchase payments to the EXTENDED SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION ("EXTENDED SHORT TERM DCA FIXED ACCOUNT OPTION"). We will credit interest to purchase payments (and Credit Enhancements for ALLSTATE PROVIDER EXTRA CONTRACTS) you allocate to this Option for up to twelve months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.

We will follow your instructions in transferring amounts monthly from the Extended Short Term DCA Fixed Account Option. However, you may not choose less than 7 or more than 12 equal monthly installments. Further, you must transfer each purchase payment (and Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) and associated interest out of this Option by means of dollar cost averaging within 12 months. If you discontinue the Dollar Cost Averaging Program before the end of the transfer period, we will transfer the remaining balance in this Option to the money market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Extended Short Term DCA Fixed Account.

For each purchase payment (and Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer each monthly installment to the money market Variable Sub-Account until we receive a different allocation instruction. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 25.

At the end of the transfer period, any nominal amounts remaining in the Short Term Dollar Cost Averaging Fixed Account or the Extended Short Term Dollar Cost Averaging Fixed Account will be allocated to the Money Market Variable Sub-Account.

INVESTMENT RISK

We bear the investment risk for all amounts allocated to the Short Term DCA Fixed Account Option and the Extended Short Term DCA Fixed Account Option. That


                                  21 PROSPECTUS
is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the Short Term DCA Fixed Account Option and the Extended Short Term DCA Fixed Account Option. For current interest rate information, please contact your representative or our customer support unit at 1-800-755-5275.

GUARANTEE PERIODS

The Guaranteed Maturity Fixed Account is divided into Guarantee Periods. Each purchase payment (plus the appropriate portion of the Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment.

Each purchase payment or transfer allocated to a Guarantee Period must be at least $50.

We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your representative or Glenbrook at 1-800-755-5275.

                                 22 PROSPECTUS

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment (and Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS) allocated to a Guaranteed Period would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment                                                   $10,000
(and Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS)
-------------------------------------------------------------------------------
Guarantee Period                                                   5 years
-------------------------------------------------------------------------------
Annual Interest Rate                                                4.50%
-------------------------------------------------------------------------------



                          YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
                        ----------  ----------  ----------  ----------  ------------
Beginning Contract
 Value...............   $10,000.00
 x (1 + Annual
 Interest Rate)              1.045
----------------------------------
                        $10,450.00
Contract Value at end
 of Contract Year....               $10,450.00
 x (1 + Annual
 Interest Rate)                          1.045
                                    ----------
                                    $10,920.25
Contract Value at end
 of Contract Year....                           $10,920.25
 x (1 + Annual
 Interest Rate)                                      1.045
                                                ----------
                                                $11,411.66
Contract Value at end
 of Contract Year.....                                      $11,411.66
 x (1 + Annual
 Interest Rate)                                                  1.045
                                                            ----------
                                                            $11,925.19
Contract Value at end
 of Contract Year.....                                                   $11,925.19
 x (1 + Annual
 Interest Rate)                                                               1.045
                                                                        -----------
                                                                         $12,461.82

 TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82 - $10,000.00)

This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), and the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.

RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1) Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our current declared rate for a Guarantee Period of that length; or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4) Withdraw all or a portion of your money. A withdrawal charge may apply (for ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable.

If you choose option 3 or 4 above, we will pay interest from the date the previous Guarantee Period expired until the date of the transfer or withdrawal as applicable. The interest rate will be the then current rate we are crediting for a Guarantee Period of the same length as the previous Guarantee Period.
 Amounts not withdrawn or transferred will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken

                                 23 PROSPECTUS
during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also will apply when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). A Market Value Adjustment may apply in the calculation of the Settlement Value described in the "Death Benefit Amount" section below. We will not apply a Market Value Adjustment to a withdrawal you make:

.. within the Free Withdrawal Amount as described below,

.. that qualify for one of the waivers as described on page 23-24,

.. to satisfy the IRS minimum distribution rules for the Contract, or

.. within one year after the date of the death of the Owner as the surviving spouse continuing the Contract (limit one withdrawal only).

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the TREASURY RATE for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment, any withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), and any premium taxes and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without a Market Value Adjustment. Unused portions of this Free Withdrawal Amount are not carried forward to future Contract Years.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to either the Short Term Dollar Cost Averaging Fixed Account or the Extended Short Term Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge (up to 0.50% of the amount transferred for ALLSTATE PROVIDER EXTRA CONTRACTS) on each transfer in excess of 12 per Contract Year. All transfers to or from more than one Portfolio on any given day counts as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

                                 25 PROSPECTUS

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. After 6 months from the Payout Start Date, you may make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments.

TELEPHONE OR ELECTRONIC TRANSFERS

You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

  TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract Year, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading or market timing ("Prohibited Trading Practices"), by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of Prohibited Trading Practices or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.

SHORT-TERM TRADES

All transfers involving the purchase or redemption of mutual fund shares by the Variable Account may be subject to restrictions or requirements imposed by the underlying Portfolios. Such restrictions or requirements may include the assessment of short-term trading fees in connection with transfers from a Variable Sub-Account that occur within a certain number of days following the date of allocation to the Variable Sub-Account, but will only apply to those Sub-Accounts corresponding to underlying Portfolios that explicitly require the assessment of such fees.

DOLLAR COST AVERAGING PROGRAM

Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month from any Variable Sub-Account, the Short Term Dollar Cost Averaging Fixed Account, or the Extended Short Term Dollar Cost Averaging Fixed Account, to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our "AUTOMATIC PORTFOLIO REBALANCING PROGRAM", we will automatically rebalance the Contract Value in each Variable Sub-Account and

                                 25 PROSPECTUS
return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account monthly, quarterly, semi-annually, or annually, depending on your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

  Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fidelity VIP High Income Variable Sub-Account and 60% to be in the AIM V.I. Core Equity Variable Sub-Account. Over the next 2 months the bond market does very well relative to the stock market. At the end of the first quarter, the Fidelity VIP High Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fidelity VIP High Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Core Equity Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

                                  26 PROSPECTUS

EXPENSES
--------------------------------------------------------------------------------

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. If you surrender your Contract, we will deduct the contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies.

We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

.. your Contract Value equals $50,000 or more, or

.. all money is allocated to the Fixed Account.

After the Payout Start Date, we will waive the charge if the Contract Value is $50,000 or more as of the Payout Start Date.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The annual rate of the charge is:

.. 1.45% for ALLSTATE PROVIDER ADVANTAGE CONTRACTS

.. 1.25% for ALLSTATE PROVIDER ULTRA CONTRACTS

.. 1.40% for ALLSTATE PROVIDER EXTRA CONTRACTS

If you select the Income Benefit Rider or the Enhanced Death Benefit Rider, the mortality and expense risk charge will include an additional 0.25% for the Rider. If you select both the Income Benefit Rider and the Enhanced Death Benefit Rider, the mortality and expense risk charge will include an additional 0.50% for these Riders.

The mortality and expense risk charge is for the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. The mortality and expense risk charge also helps pay for the cost of the Credit Enhancement under the ALLSTATE PROVIDER EXTRA CONTRACTS. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider and the Income Benefit Rider to compensate us for the additional risk that we accept by providing these Riders.

We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase. After the Payout Start Date, mortality and expense risk charges for the Enhanced Death Benefit and the Income Benefit will cease.

ENHANCED EARNINGS DEATH BENEFIT RIDER FEE

If you elect the Enhanced Earnings Death Benefit Rider, we will deduct an annual charge from your Contract Value on each Contract Anniversary during the Accumulation Phase. The annual charge is calculated as a percentage of your Contract Value on the Contract Anniversary and is based on the oldest Contract owner's age on the Rider Application Date (described below) as follows:

                     Age                                    Annual Charge
                     ---                                    -------------
                    0-55                                        0.10%
                    56-65                                       0.20%
                    66-75                                       0.35%


We first deduct this annual fee from the Variable Sub-Accounts on a pro rata basis. If the Contract Value in the Variable Sub-Accounts is not sufficient to cover the charge, we will deduct the remaining charge from the Guarantee Periods, beginning with the oldest Guarantee Period. On the first Contract Anniversary after we issue the Rider, we will deduct the Rider charge pro rated to reflect the number of complete months the Rider was in effect during such Contract Year. Also, if you surrender your Contract, we will deduct the Rider charge (multiplied by the Contract Value immediately prior to the surrender) pro rated to reflect the number of complete months the Rider was in effect during the current Contract Year.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase.
 We guarantee that we will not raise this charge.


                                  27 PROSPECTUS

WITHDRAWAL CHARGE (ALLSTATE PROVIDER ULTRA and ALLSTATE PROVIDER EXTRA CONTRACTS only)

We may assess a withdrawal charge from the purchase payment(s) you withdraw.
 The amount of the charge will depend on the number of Contract Years that have elapsed since we received the purchase payment being withdrawn. The Contracts differ in the following respects:

ALLSTATE PROVIDER ULTRA CONTRACTS

We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. The charge declines to 0% over a 7 year period that begins on the day we receive your payment. Beginning on January 1, 2004, if you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the charge declines is shown on page __. During each Contract Year, you can withdraw up to 15% of your purchase payments without paying the charge. Unused portions of this "Free Withdrawal Amount" are not carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid.

ALLSTATE PROVIDER EXTRA CONTRACTS

We may assess a withdrawal charge of up to 8% of the purchase payment(s) you withdraw. The charge declines to 0% over an 8 year period that begins on the day we receive your payment. Beginning on January 1, 2004, if you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the charge declines is shown on page 10. During each Contract Year, you can withdraw up to 15% of your purchase payments, excluding Credit Enhancements, without paying the charge. Unused portions of this "Free Withdrawal Amount" are not carried forward to future Contract Years. We will deduct withdrawal charges, if applicable, from the amount paid. Credit Enhancements are not considered purchase payments when determining the Free Withdrawal Amount.

BOTH ALLSTATE PROVIDER ULTRA AND ALLSTATE PROVIDER EXTRA CONTRACTS

For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

.. on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period);

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

.. withdrawals that qualify for one of the waivers as described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts, and to help defray the cost of the Credit Enhancement for the ALLSTATE PROVIDER EXTRA CONTRACTS. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distributional expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fees described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

TRANSFER FEE

We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer (up to 0.50% of the amount transferred for ALLSTATE PROVIDER EXTRA CONTRACTS) after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

CONFINEMENT WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1) You or the Annuitant, if the Contract owner is not a natural person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2) You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

3) A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant's immediate family, is the physician prescribing your or the Annuitant's stay in a long term care facility.

                                  28 PROSPECTUS

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on all withdrawals taken prior to the Payout Start Date under your Contract if:

1. you or the Annuitant (if the Contract owner is not a natural person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2. you claim this benefit and deliver adequate proof of diagnosis to us.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1. you or the Annuitant, (if the Contract owner is not a natural person), become unemployed at least one year after the Issue Date;

2. you or the Annuitant, (if the Contract owner is not a natural person), receive unemployment compensation as defined in the Contract for at least 30 days as a result of that unemployment; and

3. you or the Annuitant, (if the Contract owner is not a natural person), claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay a withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Taxes section.

OTHER EXPENSES

Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of maximum or minimum Portfolio annual expenses, see page 23. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative distribution and/or other services we provide to the Portfolios.


                                  29 PROSPECTUS

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 31.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any Market Value Adjustment less any withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only), contract maintenance charges, Enhanced Earnings Death Benefit Rider fee (if applicable), income tax withholding, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options.

To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only) and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro-rata from the Variable Sub-Accounts according to the value of your investments therein.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, we may require you to return your Contract to us.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $2,000, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's value to the contractual minimum of $2,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less any withdrawal charges (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only) and any other applicable charges and taxes.



                                  30 PROSPECTUS

INCOME PAYMENTS
--------------------------------------------------------------------------------

PAYOUT START DATE

You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

.. at least 30 days after the Issue Date; and

.. no later than the day the Annuitant reaches age 90, or the 10th Contract
  Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.

After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plans.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

Three Income Plans are available under the Contract. Each is available to provide:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 - GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. Income payments for less than 120 months may be subject to a withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only). We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case, you may terminate all or part of the income payments at any time and receive a lump sum equal to their present value as of the close of the Valuation Date on which we receive your request. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. To determine the present value of any fixed income payments being currently applicable interest rates. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply (ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS only).


                                  31 PROSPECTUS

We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

.. pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

.. reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

We reserve the right to make other assumed investment rates available under each Contract.

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

INCOME BENEFIT RIDER

QUALIFICATIONS. For Contract Owners and Annuitants up to and including age 75, the Income Benefit Rider is an optional benefit that you may elect. To qualify for the income benefit payments under this Rider, you must meet the following requirements as of the Payout Start Date:

.. You must elect a Payout Start Date that is on or after the 10th anniversary of the date this Rider was made a part of your Contract ("RIDER DATE");

.. The Payout Start Date must be prior to the oldest Annuitant's 90th birthday;

.. The Payout Start Date must occur during the 30 day period following a Contract
  Anniversary;

.. You must elect to receive fixed income payments, which will be calculated using the guaranteed payout rates listed in your Contract; and

.. The Income Plan you selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

  . 10 years, if the youngest Annuitant's age is 80 or less on the Payout Start Date, or

  . 5 years, if the youngest Annuitant's age is greater than 80 on the Payout Start Date.

If, however, you apply the Contract Value and not the Income Benefit to an Income Plan, then you may select fixed and/or variable income payments under any Income

                                  32 PROSPECTUS

Plan we offer at that time. If you expect to apply your Contract Value to variable and/or fixed income payment options, or you expect to apply your Contract Value to current annuity payment rates then in effect, electing the Income Benefit Rider may not be appropriate.

Prior to the Payout Start Date, the Income Benefit Rider will terminate and charges for this Rider will cease when the Contract terminates. The mortality and expense risk charge for this Rider will cease on the Payout Start Date.

ALLSTATE PROVIDER ULTRA CONTRACTS ONLY:

The Income Benefit Rider will no longer be in effect and the mortality and expense charge for the Rider will end upon the change of the named Annuitant for reasons other than death.

INCOME BASE

The Income Base is used solely for the purpose of calculating the guaranteed income benefit under this Rider ("Guaranteed Income Benefit") and does not provide a Contract Value or guarantee performance of any investment option. On the Rider Date, the Income Base is equal to the Contract Value. After the Rider Date, the Income Base plus any subsequent purchase payments (and Credit Enhancements for Allstate Provider Extra Contracts) and less a withdrawal adjustment (described below) for any subsequent withdrawals will accumulate daily at a rate equivalent to 5% per year until the earlier of the Payout Start Date, or the first day of the month after the oldest Contract owner's (Annuitant, if the Contract owner is not a natural person) 85th birthday.



WITHDRAWAL ADJUSTMENT

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c) where:

  (a) = the withdrawal amount

  (b) = the Contract Value immediately prior to the withdrawal, and

  (c) = the most recently calculated Income Base.

The Guaranteed Income Benefit amount is determined by applying the Income Base less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described on page _____.

On the Payout Start Date, the income payment will be the greater of the Guaranteed Income Benefit or the income payment provided in the payout phase section of your Contract.

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS
--------------------------------------------------------------------------------

We will pay a death benefit prior to the Payout Start Date on:

1. the death of any Contract owner or,

2. the death of the Annuitant, if the Contract is owned by a non-natural person.

We will pay the death benefit to the new Contract owner as determined immediately after the death. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant, we will pay the death benefit to the current Contract owner.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for settlement of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

Where there are multiple Beneficiaries, we will only value the death benefit at the time the first Beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any Beneficiary that remain in the investment alternatives are subject to investment risk.

A complete request for payment of the death benefit must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":

.. a certified copy of a death certificate,

.. a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

.. any other proof acceptable to us.

DEATH BENEFIT AMOUNT. Prior to the Payout Start Date, if we receive a complete request for settlement of the death benefit within 180 days of the date of death, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the value of the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

                                 33 PROSPECTUS
the highest amount computed by taking the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments (and Credit Enhancements for ALLSTATE PROVIDER EXTRA CONTRACTS) made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary. A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries.

In calculating the Settlement Value when a death benefit is paid, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period. Also, the Settlement Value will reflect the deduction of any applicable withdrawal charges, contract maintenance charges, and premium taxes. Contract maintenance charges will be pro-rated for the part of the Contract Year elapsed as of the date we determine the Settlement Value, unless your Contract qualifies for a waiver of such charges as described under "Expenses - Contract Maintenance Charge" on page 27.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

  (a) = is the withdrawal amount;

  (b) = is the Contract Value immediately prior to the withdrawal; and

  (c) = is the Contract Value on the Death Benefit Anniversary adjusted by any prior purchase payments (and Credit Enhancements for Allstate Provider Extra Contracts) or withdrawals made since that Anniversary.

If we do not receive a complete request for settlement of the death benefit within 180 days of the date of death, the death benefit is equal to the greater of:

1) the Contract Value as of the date we determine the death benefit, or

2) the Settlement Value as of the date we determine the death benefit.

We reserve the right to extend the 180-day period on a non-discriminatory basis.

ENHANCED DEATH BENEFIT RIDER

For Contract owners and Annuitants up to and including age 80 as of the date we receive the completed application or a written request to add this rider, whichever is later ("Rider Application Date"), the Enhanced Death Benefit Rider is an optional benefit that you may elect. If the Contract owner is a natural individual, the Enhanced Death Benefit applies only upon the death of the Contract owner. If the Contract owner is not a natural individual, the Enhanced Death Benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the Enhanced Death Benefit. The Enhanced Death Benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit A or B may not be available in all states. The Enhanced Death Benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract.

If we do not receive a complete request for settlement of the death benefit within 180 days of the date of death, the Enhanced Death Benefit will not apply and the death benefit is equal to the greater of:

1) the Contract Value as of the date we determine the death benefit, or

2) the Settlement Value as of the date we determine the death benefit.

If the Owner is a natural person, the Enhanced Death Benefit is payable and the Rider will terminate and the mortality and expense charge for the Rider will cease upon the death of the Owner, unless the Contract and Rider are continued as permitted by a surviving spouse, as described below. If the Owner is a non-natural person, the Enhanced Death Benefit is payable and the Rider will terminate and charges for the Rider will cease upon the death of the Annuitant.

The Enhanced Death Benefit Rider and charges for the Rider will terminate:

.. when the Contract owner is changed for reasons other than death;

.. if the Contract owner is a non-natural person, when the Annuitant is changed for reasons other than death; or

.. on the Payout Start Date.

The Rider may not be available in all states. We may discontinue the offering of the Rider at any time.

ENHANCED DEATH BENEFIT A. On the date we issue the Rider ("RIDER DATE"), Enhanced Death Benefit A is equal to the Contract Value on that date. On each Contract Anniversary, we will recalculate your Enhanced Death Benefit A to equal the greater of your Contract Value on that date, or the most recently calculated Enhanced Death Benefit A. We also will recalculate your Enhanced Death Benefit A whenever you make an additional purchase payment or a partial withdrawal.
 Additional purchase payments will increase the Enhance Death Benefit A dollar-for-dollar by the amount of the purchase payment (plus Credit Enhancement for ALLSTATE PROVIDER EXTRA CONTRACTS). Withdrawals will reduce the Enhanced Death Benefit A by an amount equal to a withdrawal adjustment computed in the manner described below.

We will calculate Anniversary Values for each Contract Anniversary up until the earlier of:

.. the date we determine the death benefit; or

                                 34 PROSPECTUS

.. the first Contract Anniversary following the oldest Contract owner's or, if the Contract owner is not a natural person, the Annuitant's 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later.

After age 80, or the first day of the 61st month following the Rider Date, whichever is later, we will recalculate the Enhanced Death Benefit A only for purchase payments and withdrawals.

The withdrawal adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) = is the withdrawal amount,

  (b) = is the Contract Value immediately prior to the withdrawal, and

  (c) = the most recently calculated Enhanced Death Benefit A.

ENHANCED DEATH BENEFIT B. The Enhanced Death Benefit B on the Rider Date is equal to the Contract Value on that date. After the Rider Date, the Enhanced Death Benefit B, plus any subsequent purchase payments (and Credit Enhancements under ALLSTATE PROVIDER EXTRA CONTRACTS) and less a withdrawal adjustment, as described below, will accumulate daily at a rate equivalent to 5% per year until the earlier of:

.. the date we determine the death benefit; or

.. the first day of the month following the oldest Contract owner's or, if the Contract owner is not a natural person, the Annuitant's 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later.

The withdrawal adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) = the withdrawal amount,

  (b) = is the Contract Value immediately prior to the withdrawal, and

  (c) = is the most recently calculated Enhanced Death Benefit B.

After age 80, or the first day of the 61st month following the Rider Date, whichever is later, we will recalculate the Enhanced Death Benefit B only for purchase payments and withdrawals.

SPOUSAL CONTINUATION UNDER ALLSTATE PROVIDER ADVANTAGE CONTRACTS AND ALLSTATE PROVIDER EXTRA CONTRACTS. If you elected the Enhanced Death Benefit Rider, and your spouse continues the Contract as described above, the Enhanced Death Benefit Rider and the mortality and expense risk charge for this Rider will terminate if your spouse is over age 80 on the date the Contract is continued. If the Enhanced Death Benefit Rider does continue, then the following conditions will apply:

.. The Contract Value on the date the Contract is continued will equal the death benefit amount;

.. Enhanced Death Benefit A will continue to be recalculated for purchase payments, withdrawals, and on Contract Anniversaries after the date the Contract is continued until the earlier of:

1. the first Contract Anniversary after the oldest new Owner's 80th birthday. After age 80, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals; or

2. the date we determine the death benefit;

unless the deceased Owner was age 80 or older on the date of death. In this case, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals after the date the Contract is continued.

.. The amount of the Enhanced Death Benefit B as of the date the Contract is continued and any subsequent purchase payments (and Credit Enhancements under ALLSTATE PROVIDER EXTRA CONTRACTS) and less any subsequent withdrawal adjustments will accumulate daily at a rate equivalent to 5% per year after the date the Contract is continued, until the earlier of:

1. the first day of the month following the oldest new Owner's 80th birthday. After age 80, the Enhanced Death Benefit B will be recalculated only for purchase payments and withdrawals; or

2. the date we determine the death benefit;

unless the deceased Owner was age 80 or older on the date of death. In this case, the Enhanced Death Benefit B will be recalculated only for purchase payments and withdrawals after the date the Contract is continued.

SPOUSAL CONTINUATION UNDER ALLSTATE PROVIDER ULTRA CONTRACTS. If you elected the Enhanced Death Benefit Rider, and your spouse continues the Contract as described above, on the date the Contract is continued, the Rider Date will be reset to the date the Contract is continued.

ENHANCED EARNINGS DEATH BENEFIT RIDER

For Contract owners and Annuitants up to and including age 75 as of the Rider Application Date, the Enhanced Earnings Death Benefit Rider is an optional benefit that you may elect.

The Rider may not be available in all states. We may discontinue the offering of the Rider at any time.

If the Contract owner is a natural person, the Enhanced Earnings Death Benefit Rider applies only upon the death of the Contract owner. If the Contract owner is not a natural individual, the Enhanced Earnings Death Benefit Rider applies only upon the death of the Annuitant. If the Owner is a natural person, the Enhanced Earnings Death Benefit is payable and the Rider will terminate and the annual charge for the Rider will cease upon the death of the Owner, unless the Contract and Rider are continued as permitted by a

                                 35 PROSPECTUS
surviving spouse, as described below. If the Owner is a non-natural person, the Enhanced Earnings Death Benefit is payable and the Rider will terminate and the annual charge for the Rider will cease upon the death of the Annuitant.

The Enhanced Earnings Death Benefit Rider and the annual charge for the rider will terminate:

.. when the Contract owner is changed for reasons other than death;

.. if your spouse continues the Contract as described below, and the oldest new
  Contract owner (your spouse in the case of ALLSTATE PROVIDER ULTRA CONTRACTS) is over age 75 on the date the Contract is continued, (or if your spouse elects to terminate the Rider).

.. if the Contract owner is a non-natural person, when the Annuitant is changed for reasons other than death or when the Annuitant dies; or

.. on the Payout Start Date.

ALLSTATE PROVIDER ADVANTAGE CONTRACTS AND ALLSTATE PROVIDER EXTRA CONTRACTS:

Under the Enhanced Earnings Death Benefit Rider, if the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is age 55 or younger on the Rider Application Date, the death benefit is increased by:

.. The lesser of 80% of In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-natural person), or 40% of In-Force Earnings, calculated as of the date we receive due proof of death.

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is between the ages of 56 and 65 on the Rider Application Date, the death benefit is increased by:

.. The lesser of 60% of In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or annuitant is the Owner is a non-natural person), or 30% of In-Force Earnings.

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is between the ages of 66 and 75 on the Rider Application Date, the death benefit is increased by:

.. The lesser of 40% of In-Force Premium (excluding purchase payments made after the Rider Application Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-natural person), or 20% of In-Force Earnings, calculated as of the date we receive due proof of death.

ALLSTATE PROVIDER ULTRA CONTRACTS:

Under the Enhanced Earnings Death Benefit Rider, if the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is age 55 or younger on the Rider Application Date, the death benefit is increased by:

..    40% of the lesser of 200% of In-Force Premium (excluding  purchase payments made in the 12-month period immediately preceding the date of death) or the In-Force Earnings. ("In-Force Earnings" are referred to as "Death Benefit Earnings" in the ALLSTATE PROVIDER ULTRA CONTRACTS, but we use the term "In-Force Earnings" in this prospectus for convenience).

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is between the ages of 56 and 65 on the Rider Application Date, the death benefit is increased by:

.. 30% of the lesser of 200% of the In-Force Premium (excluding purchase payments made in the 12-month period immediately preceding the date of death) or the In-Force Earnings.

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is between the ages of 66 and 75 on the Rider Application Date, the death benefit is increased by:

.. 20% of the lesser of 200% of the In-Force Premium (excluding purchase payments made in the 12-month period immediately preceding the date of death) or the In-Force earnings.

ALL CONTRACTS:

For purpose of calculating the Enhanced Earnings Death Benefit, the following definitions apply:

  In-Force Premium equals the Contract Value on the Rider Date plus all purchase payments made after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.

  In-Force Earnings equal the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.

  An Excess-of-Earnings Withdrawal is the amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.

We will calculate the Enhanced Earnings Death Benefit Rider as of the date we receive a complete request for settlement of the death benefit. We will pay the Enhanced Earnings Death Benefit with the death benefit as described under "Death Benefit Payments" below.

SPOUSAL CONTINUATION. If you elected the Enhanced Earnings Death Benefit Rider, and your spouse continues the Contract as described below, the Enhanced Earnings Death Benefit Rider and the annual charge for this

                                 36 PROSPECTUS

Option will terminate if the oldest new Contract owner is over age 75 on the date the Contract is continued, or if your spouse elects to terminate the Rider. If the Enhanced Earnings Death Benefit Rider is not terminated, on the date the Contract is continued, the Rider Date for this Rider will be reset to the date the Contract is continued ("new Rider Date"). The age of the oldest Contract owner (surviving spouse for Allstate Provider Ultra Contracts) on the new Rider Date will be used to determine the Enhanced Earnings Death Benefit after the new Rider Date. Also, the age of the oldest Contract owner (surviving spouse for ALLSTATE PROVIDER ULTRA CONTRACTS) will be used to determine the annual charge for the Rider after the new Rider Date.

The value of the Enhanced Earnings Death Benefit largely depends on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Enhanced Earnings Death Benefit Rider may not be appropriate. For purposes of calculating the Enhanced Earnings Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your financial advisor can help you decide if the Enhanced Earnings Death Benefit Rider is right for you.

For examples of how the death benefit is calculated under the Enhanced Earnings Death Benefit Rider, see Appendix C.


DEATH BENEFIT PAYMENTS
If the sole new Contract Owner is your spouse, the new Contract Owner may:

1) elect to receive the death benefit in a lump sum, or

2) elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

.. the life of the new Contract Owner;

.. for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Contract Owner; or

.. over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

If your spouse does not elect one of the options above the Contract will continue in the Accumulation Phase as if the death had not occurred. If the contract is continued in the Accumulation Phase, the following conditions apply:

On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we received a complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time).

Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time), except that any portion of this excess attributable to the Fixed Account Options will be allocated to the money market Variable Sub-Account.

Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

   (i) transfer all or a portion of the excess among the Variable Sub-Accounts;

   (ii) transfer all or a portion of the excess into the Guarantee Maturity Fixed Account and begin a new Guarantee Period; or

   (iii) transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Guarantee Maturity Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Market Value Adjustment or withdrawal charge. Only one spousal continuation is allowed under this Contract.

If the new Contract Owner is not your spouse but is a natural person, or if there are multiple natural new Contract Owners, the new Contract Owner may:

1) elect to receive the death benefit in a lump sum, or

2) elect to apply the death benefit to an Income Plan.

Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

.. the life of the new Contract Owner;

.. for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Contract Owner; or

.. over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

If the new Contract Owner does not elect one of the options above then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time).

                                 37 PROSPECTUS

Unless otherwise instructed by the new Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the money market Variable Sub-Account. The new Contract Owner may exercise all rights as set forth in the Transfers section of the Contract during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS will be waived for any withdrawals made during this 5 year period.

If the new Contract Owner dies prior to the receiving all of the Contract Value, then the new Contract Owner's named beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Contract Owner's death.

If the new Contract Owner is a corporation, trust, or other non- natural person:

  (a) The new Contract Owner may elect to receive the death benefit in a lump sum; or

  (b) If the new Contract Owner does not elect the option above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the new Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the money market Variable Sub-Account. The new Contract Owner may exercise all rights as set forth in the Transfers provision of the Contract during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS will be waived during this 5 year period.

We reserve the right to offer additional options upon the death of the Contract Owner.

If any new Contract Owner is a non-natural person, all new Contract Owners will be considered to be non-natural persons for the above purposes.

Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Contract Owner from the date of your death to the date on which the death benefit is paid.


DEATH OF ANNUITANT
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, then the Contract will continue with a new Annuitant as described in the Annuitant provision above.

If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-natural person, the following apply:

  (a) The Contract owner may elect to receive the death benefit in a lump sum;
  or

  (b) If the Contract owner does not elect the above option, then the Contract Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time).
   Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract owner may then exercise all rights as set forth in the Transfers provision of the Contract during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS will be waived during this 5 year period.

We reserve the right to offer additional options upon the death of the Annuitant.

Under any of these options, all ownership rights are available to the non-natural Contract Owner from the date of the Annuitant's death to the date on which the death benefit is paid.


MORE INFORMATION
--------------------------------------------------------------------------------

GLENBROOK LIFE

 Glenbrook Life is the issuer of the Contract. Glenbrook Life is a stock life insurance company originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992 the Company was known as "William Penn Life Assurance Company of America." In 1992, the Company was renamed Glenbrook Life and redomesticated to Illinois. In 1998, the Company was redomesticated to Arizona.

                                 38 PROSPECTUS

Glenbrook Life is licensed to operate in the District of Columbia and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our main administrative office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Glenbrook Life is a wholly owned subsidiary of Allstate Life Insurance Company (Allstate Life), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation. Glenbrook Life and Allstate Life entered into reinsurance agreements, under which Glenbrook Life reinsures all of its business with Allstate Life. Under the agreements, contract charges, credited interest, policy benefits and certain expenses under all general account contracts are reinsured with Allstate Life. Allstate Life is bound to stand behind Glenbrook Life's contractual obligations to its policyholders. However, the obligations of Allstate Life under the reinsurance agreements are to Glenbrook Life. Glenbrook Life continues to have primary responsibility as the direct insurer for risks reinsured. In addition, assets of Glenbrook Life that relate to insurance in-force, excluding Separate Accounts assets, are transferred to Allstate Life. Therefore, the funds necessary to support the operations of Glenbrook Life are provided by Allstate Life and Glenbrook Life is not required to obtain additional capital to support in-force or future business.

Several independent rating agencies regularly evaluate life insurer claims paying ability, quality of investment portfolios and overall stability. A.M. Best Company assigns Glenbrook Life the rating of A+(r) (Superior). Standard & Poor's Insurance Rating Services assigns the rating of AA+ (very strong) to Glenbrook Life's claims-paying ability and Moody's Investors Service assigns an Aa2 (excellent) financial strength rating to Glenbrook Life. Glenbrook Life shares the same ratings from these rating agencies as those of its parent, Allstate Life, due to its reinsurance arrangements with Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT

Glenbrook established the Glenbrook Life Multi-Manager Variable Account on January 15, 1996. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Glenbrook.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Arizona law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Glenbrook.

The Variable Account consists of multiple Variable Sub-Accounts. Each Variable Sub-Account invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We may also add other Variable Sub-Accounts that may be available under other variable annuity contracts. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent

                                 39 PROSPECTUS
permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT

DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the NASD, Inc.

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8.5% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 1.00%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Glenbrook does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account.

We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract owner records;

.. Contract owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

QUALIFIED PLANS

If you use the Contract within a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of withdrawal charges (if applicable), death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS

Foley & Lardner, Washington, D.C., has advised Glenbrook on certain federal securities law matters. All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Glenbrook's right to issue such Contracts under state insurance law, have been passed upon by Michael
J. Velotta, General Counsel of Glenbrook.




                                  40 PROSPECTUS

TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. GLENBROOK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF GLENBROOK LIFE AND
ANNUITY COMPANY
Glenbrook is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code (the "Code"). Since the Variable Account is not an entity separate from Glenbrook, and its operations form a part of Glenbrook, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Glenbrook believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Glenbrook does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Glenbrook does not intend to make provisions for any such taxes. If Glenbrook is taxed on investment income or capital gains of the Variable Account, then Glenbrook may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. Glenbrook is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions To The Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Glenbrook does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract

                                  41 PROSPECTUS
owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that Contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among a broader selection of investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Glenbrook does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. The Federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract Owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

                                 42 PROSPECTUS

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract for a new non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax. Currently we do not allow assignments.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Glenbrook (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, Glenbrook is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Glenbrook is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
 ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number.


TAX QUALIFIED CONTRACTS
The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

.. Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the
  Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension Plans under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section
  408(p) of the Code;

.. Tax Sheltered Annuities under Section 403(b) of the Code;

.. Corporate and Self Employed Pension and Profit Sharing Plans under Sections
  401 and 403; and


                                  43 PROSPECTUS

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Section 457.

Glenbrook reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above or to modify the Contract to conform with tax requirements.

The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Glenbrook can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA or Qualified Plan under which the decedent's surviving spouse is the beneficiary. Glenbrook does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA or Qualified Plan.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED QUALIFIED CONTRACT. If you make a partial withdrawal under a Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, qualified plans require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that the certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

Glenbrook reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (only applies for IRAs),

.. made for qualified higher education expenses (only applies for IRAs), and

.. made for a first time home purchase (up to a $10,000 lifetime limit and only applies for IRAs).


                                  44 PROSPECTUS

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON QUALIFIED CONTRACTS. With respect to Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.


INCOME TAX WITHHOLDING ON QUALIFIED CONTRACTS. Generally, Glenbrook is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Glenbrook is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Glenbrook is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
 ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number.


INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL
IRAS)

Internal Revenue Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:


                                       45 PROSPECTUS

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the annuity contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION PLANS. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). Sections 408(p) and 401(k) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an IRA or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. separates from service,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Glenbrook is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees. Such retirement plans (commonly referred to as "H.R.10" or "Keogh") may permit the purchase of annuity contracts.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan.


                                       46 PROSPECTUS

ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Glenbrook's annual report on Form 10-K for the year ended December 31, 2002 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0001007285. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http:// www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at 300 N. Milwaukee Ave., Vernon Hills, IL 60061 (telephone:
1-800-755-5275).


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of Contract charges, including the contract maintenance charge and the withdrawal charge (for ALLSTATE PROVIDER ULTRA CONTRACTS and ALLSTATE PROVIDER EXTRA CONTRACTS). Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance charge or withdrawal charge. Any total return figures that reflect the Credit Enhancement will also reflect applicable withdrawal charges to the extent required. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Portfolios for the periods beginning with the inception dates of the Portfolios and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.



                                  47 PROSPECTUS

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED (BASE POLICY)(1)
--------------------------------------------------------------------------------


 ALLSTATE PROVIDER ADVANTAGE CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1+ AND ENDING DECEMBER 31,
                                                              2001      2002
Variable Sub-Accounts
AIM V.I. AGGRESSIVE GROWTH*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.665
 Accumulation Unit Value, End of Period                      $10.665   $ 8.120
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $11.292
 Accumulation Unit Value, End of Period                      $11.292   $ 9.216
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.619
 Accumulation Unit Value, End of Period                      $12.619   $ 9.397
 Number of Units Outstanding, End of Period                    1,667     2,284
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.391
 Accumulation Unit Value, End of Period                      $12.391   $10.298
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DENT DEMOGRAPHIC TRENDS*
 Accumulation Unit Value, Beginning of Period                $10.000   $11.041
 Accumulation Unit Value, End of Period                      $11.041   $ 7.369
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DIVERSIFIED INCOME*
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.776
 Accumulation Unit Value, End of Period                      $ 9.776   $ 9.845
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.629
 Accumulation Unit Value, End of Period                      $11.629   $ 7.903
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. INTERNATIONAL GROWTH*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.217
 Accumulation Unit Value, End of Period                      $10.217   $ 8.482
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.853
 Accumulation Unit Value, End of Period                      $11.853   $ 8.138
 Number of Units Outstanding, End of Period                    1,836     3,537
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.525
 Accumulation Unit Value, End of Period                      $10.525   $ 7.362
 Number of Units Outstanding, End of Period                        0         0
DREYFUS STOCK INDEX*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.584
 Accumulation Unit Value, End of Period                      $10.584   $ 8.089
 Number of Units Outstanding, End of Period                        0         0

                                  48 PROSPECTUS

DREYFUS VIF GROWTH & INCOME*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.719
 Accumulation Unit Value, End of Period                      $10.719   $ 7.880
 Number of Units Outstanding, End of Period                        0         0
DREYFUS VIF MONEY MARKET*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.010
 Accumulation Unit Value, End of Period                      $10.010   $ 9.999
 Number of Units Outstanding, End of Period                        0         4
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.615
 Accumulation Unit Value, End of Period                      $10.615   $ 8.796
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.425
 Accumulation Unit Value, End of Period                      $11.425   $10.168
 Number of Units Outstanding, End of Period                        0       793
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.703
 Accumulation Unit Value, End of Period                      $11.703   $ 9.545
 Number of Units Outstanding, End of Period                      180     4,978
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $12.424
 Accumulation Unit Value, End of Period                      $12.424   $ 8.525
 Number of Units Outstanding, End of Period                    1,314     2,524
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.165
 Accumulation Unit Value, End of Period                      $10.165   $10.337
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN SMALL CAP*(3)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.184
 Accumulation Unit Value, End of Period                      $11.184   $ 7.852
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN TECHNOLOGY SECURITIES*(4)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.583
 Accumulation Unit Value, End of Period                      $11.583   $ 6.396
 Number of Units Outstanding, End of Period                        0         0
MUTUAL SHARES SECURITIES*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.602
 Accumulation Unit Value, End of Period                      $10.602   $ 9.204
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON DEVELOPING MARKETS SECURITIES- CLASS 2*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.965
 Accumulation Unit Value, End of Period                      $10.965   $10.779
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON FOREIGN SECURITIES - CLASS 2*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.512
 Accumulation Unit Value, End of Period                      $10.512   $ 8.428
 Number of Units Outstanding, End of Period                        0         0
GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY*
 Accumulation Unit Value, Beginning of Period                $10.000   $11.272
 Accumulation Unit Value, End of Period                      $11.272   $ 9.436
 Number of Units Outstanding, End of Period                        0         0

                                 49 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY *
 Accumulation Unit Value, Beginning of Period                $10.000   $10.570
 Accumulation Unit Value, End of Period                      $10.570   $ 8.128
 Number of Units Outstanding, End of Period                        0         0
LSA CAPITAL GROWTH (5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.576
 Accumulation Unit Value, End of Period                      $10.576   $ 7.872
 Number of Units Outstanding, End of Period                        0         0
LSA DIVERSIFIED MID-CAP**
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 7.767
 Number of Units Outstanding, End of Period                       --         0
LSA EQUITY GROWTH*(5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.504
 Accumulation Unit Value, End of Period                      $10.504   $ 7.258
 Number of Units Outstanding, End of Period                        0         0
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $12.752
 Accumulation Unit Value, End of Period                      $12.752   $ 8.304
 Number of Units Outstanding, End of Period                        0       221
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.545
 Accumulation Unit Value, End of Period                      $11.545   $ 8.962
 Number of Units Outstanding, End of Period                        0     1,539
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $13.155
 Accumulation Unit Value, End of Period                      $13.155   $ 8.832
 Number of Units Outstanding, End of Period                      355     1,202
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.948
 Accumulation Unit Value, End of Period                      $11.948   $ 8.855
 Number of Units Outstanding, End of Period                        0       730
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.020
 Accumulation Unit Value, End of Period                      $10.020   $ 7.606
 Number of Units Outstanding, End of Period                       35       747
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.554
 Accumulation Unit Value, End of Period                      $11.554   $ 8.214
 Number of Units Outstanding, End of Period                      182     1,538
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.235
 Accumulation Unit Value, End of Period                      $12.235   $ 8.810
 Number of Units Outstanding, End of Period                      576     4,510
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $12.373
 Accumulation Unit Value, End of Period                      $12.373   $ 9.485
 Number of Units Outstanding, End of Period                       82       517
OPPENHEIMER MAIN STREET (6)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.480
 Accumulation Unit Value, End of Period                      $11.480   $ 9.178
 Number of Units Outstanding, End of Period                    2.061     8,915

                                 50 PROSPECTUS

OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.384
 Accumulation Unit Value, End of Period                      $10.384   $10.984
 Number of Units Outstanding, End of Period                        0     1,146
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.385
 Accumulation Unit Value, End of Period                      $11.385   $ 9.080
 Number of Units Outstanding, End of Period                        0       131
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $12.249
 Accumulation Unit Value, End of Period                      $12.249   $ 8.503
 Number of Units Outstanding, End of Period                        0     1,402
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.053
 Accumulation Unit Value, End of Period                      $11.053   $ 8.668
 Number of Units Outstanding, End of Period                        0       361
PUTNAM VT INTERNATIONAL EQUITY*(7)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.404
 Accumulation Unit Value, End of Period                      $10.404   $ 8.432
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.856
 Accumulation Unit Value, End of Period                      $11.856   $ 9.851
 Number of Units Outstanding, End of Period                        0     3,078
PUTNAM VT RESEARCH CLASS IB*
 Accumulation Unit Value, Beginning of Period                $10.000   $12.955
 Accumulation Unit Value, End of Period                      $12.955   $ 8.357
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF CORE PLUS FIXED INCOME*
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.905
 Accumulation Unit Value, End of Period                      $ 9.905   $10.466
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF GLOBAL VALUE EQUITY*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.382
 Accumulation Unit Value, End of Period                      $10.382   $ 8.497
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF U.S. MID CAP CORE* (8)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.078
 Accumulation Unit Value, End of Period                      $11.078   $ 7.850
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF U.S. REAL ESTATE**
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 8.971
 Number of Units Outstanding, End of Period                       --         0
VAN KAMPEN UIF VALUE *
 Accumulation Unit Value, Beginning of Period                $10.000   $10.795
 Accumulation Unit Value, End of Period                      $10.795   $ 8.273
 Number of Units Outstanding, End of Period                        0         0

+ The Allstate Provider Advantage Contracts were first offered on September 17, 2001. All Variable Sub-Accounts (except those indicated with one or two asterisks) were first offered under the Allstate Provider Advantage Contracts on September 17, 2001.

* These Variable Sub-Accounts were first offered under the Allstate Provider Advantage Contracts on November 1, 2001.

**These Variable Sub-Accounts were first offered under the Allstate Provider Advantage Contracts on May 1, 2002.


                                  51 PROSPECTUS

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.45.
(2) Effective September 30, 2002, the AIM V.I. Core Equity
  Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
 (5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


                                  52 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE ENHANCED DEATH BENEFIT OPTION/1/
--------------------------------------------------------------------------------


ALLSTATE PROVIDER ADVANTAGE CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1+ AND ENDING DECEMBER 31,
                                                               2001      2002
Variable Sub-Accounts
AIM V.I. AGGRESSIVE GROWTH*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.661
 Accumulation Unit Value, End of Period                      $10.661   $ 8.096
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $11.284
 Accumulation Unit Value, End of Period                      $11.284   $ 9.186
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.610
 Accumulation Unit Value, End of Period                      $12.610   $ 9.367
 Number of Units Outstanding, End of Period                        0       263
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.382
 Accumulation Unit Value, End of Period                      $12.382   $10.265
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DENT DEMOGRAPHIC TRENDS*
 Accumulation Unit Value, Beginning of Period                $10.000   $11.036
 Accumulation Unit Value, End of Period                      $11.036   $ 7.348
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DIVERSIFIED INCOME*
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.772
 Accumulation Unit Value, End of Period                      $ 9.772   $ 9.816
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.621
 Accumulation Unit Value, End of Period                      $11.621   $ 7.877
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. INTERNATIONAL GROWTH*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.213
 Accumulation Unit Value, End of Period                      $10.213   $ 8.457
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.844
 Accumulation Unit Value, End of Period                      $11.844   $ 8.111
 Number of Units Outstanding, End of Period                        0         0
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.520
 Accumulation Unit Value, End of Period                      $10.520   $ 7.340
 Number of Units Outstanding, End of Period                        0         0
DREYFUS STOCK INDEX*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.579
 Accumulation Unit Value, End of Period                      $10.579   $ 8.065
 Number of Units Outstanding, End of Period                        0         0
DREYFUS VIF GROWTH & INCOME*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.714
 Accumulation Unit Value, End of Period                      $10.714   $ 7.856
 Number of Units Outstanding, End of Period                        0         0

                                 53 PROSPECTUS

DREYFUS VIF MONEY MARKET*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.006
 Accumulation Unit Value, End of Period                      $10.006   $ 9.970
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.610
 Accumulation Unit Value, End of Period                      $10.610   $ 8.770
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.417
 Accumulation Unit Value, End of Period                      $11.417   $10.135
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.695
 Accumulation Unit Value, End of Period                      $11.695   $ 9.514
 Number of Units Outstanding, End of Period                        0       839
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $12.415
 Accumulation Unit Value, End of Period                      $12.415   $ 8.498
 Number of Units Outstanding, End of Period                        0       456
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.157
 Accumulation Unit Value, End of Period                      $10.157   $10.304
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN SMALL CAP*(3)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.179
 Accumulation Unit Value, End of Period                      $11.179   $ 7.829
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN TECHNOLOGY SECURITIES*(4)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.578
 Accumulation Unit Value, End of Period                      $11.578   $ 6.378
 Number of Units Outstanding, End of Period                        0         0
MUTUAL SHARES SECURITIES*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.597
 Accumulation Unit Value, End of Period                      $10.597   $ 9.177
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON DEVELOPING MARKETS SECURITIES- CLASS 2*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.960
 Accumulation Unit Value, End of Period                      $10.960   $10.747
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON FOREIGN SECURITIES - CLASS 2*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.507
 Accumulation Unit Value, End of Period                      $10.507   $ 8.403
 Number of Units Outstanding, End of Period                        0         0
GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY*
 Accumulation Unit Value, Beginning of Period                $10.000   $11.267
 Accumulation Unit Value, End of Period                      $11.267   $ 9.408
 Number of Units Outstanding, End of Period                        0         0

                                 54 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY *
 Accumulation Unit Value, Beginning of Period                $10.000   $10.566
 Accumulation Unit Value, End of Period                      $10.566   $ 8.104
 Number of Units Outstanding, End of Period                        0         0
LSA CAPITAL GROWTH *(5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.572
 Accumulation Unit Value, End of Period                      $10.572   $ 7.848
 Number of Units Outstanding, End of Period                        0         0
LSA DIVERSIFIED MID-CAP**
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 7.754
 Number of Units Outstanding, End of Period                       --         0
LSA EQUITY GROWTH*(5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.500
 Accumulation Unit Value, End of Period                      $10.500   $ 7.237
 Number of Units Outstanding, End of Period                        0         0
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $12.743
 Accumulation Unit Value, End of Period                      $12.743   $ 8.277
 Number of Units Outstanding, End of Period                      102       312
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.537
 Accumulation Unit Value, End of Period                      $11.537   $ 8.933
 Number of Units Outstanding, End of Period                        0       185
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $13.146
 Accumulation Unit Value, End of Period                      $13.146   $ 8.804
 Number of Units Outstanding, End of Period                        0       447
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.940
 Accumulation Unit Value, End of Period                      $11.940   $ 8.826
 Number of Units Outstanding, End of Period                        0         0
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.013
 Accumulation Unit Value, End of Period                      $10.013   $ 7.581
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.546
 Accumulation Unit Value, End of Period                      $11.546   $ 8.187
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.226
 Accumulation Unit Value, End of Period                      $12.226   $ 8.781
 Number of Units Outstanding, End of Period                      105       581
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $12.364
 Accumulation Unit Value, End of Period                      $12.364   $ 9.454
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER MAIN STREET (6)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.472
 Accumulation Unit Value, End of Period                      $11.472   $ 9.148
 Number of Units Outstanding, End of Period                        0     1,322


                                 55 PROSPECTUS

OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.377
 Accumulation Unit Value, End of Period                      $10.377   $10.948
 Number of Units Outstanding, End of Period                      123       448
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.377
 Accumulation Unit Value, End of Period                      $11.377   $ 9.051
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $12.241
 Accumulation Unit Value, End of Period                      $12.241   $ 8.475
 Number of Units Outstanding, End of Period                        0       919
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $110.45
 Accumulation Unit Value, End of Period                      $110.45   $ 8.640
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT INTERNATIONAL EQUITY*(7)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.399
 Accumulation Unit Value, End of Period                      $10.399   $ 8.408
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.848
 Accumulation Unit Value, End of Period                      $11.848   $ 9.819
 Number of Units Outstanding, End of Period                        0       839
PUTNAM VT RESEARCH CLASS IB*
 Accumulation Unit Value, Beginning of Period                $10.000   $12.945
 Accumulation Unit Value, End of Period                      $12.945   $ 8.333
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF CORE PLUS FIXED INCOME*
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.901
 Accumulation Unit Value, End of Period                      $ 9.901   $10.435
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF GLOBAL VALUE EQUITY*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.378
 Accumulation Unit Value, End of Period                      $10.378   $ 8.472
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF U.S MID CAP CORE* (8)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.073
 Accumulation Unit Value, End of Period                      $11.073   $ 7.826
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF U.S. REAL ESTATE**
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --     8,956
 Number of Units Outstanding, End of Period                       --         0
VAN KAMPEN UIF VALUE *
 Accumulation Unit Value, Beginning of Period                $10.000   $10.791
 Accumulation Unit Value, End of Period                      $10.791   $ 8.249
 Number of Units Outstanding, End of Period                        0         0

+ The Allstate Provider Advantage Contracts were first offered on September 17, 2001. All Variable Sub-Accounts (except those indicated with one or two asterisks) were first offered under the Allstate Provider Advantage Contracts on September 17, 2001.

* These Variable Sub-Accounts were first offered under the Allstate Provider Advantage Contracts on November 1, 2001.

**These Variable Sub-Accounts were first offered under the Allstate Provider Advantage Contracts on May 1, 2002.

                                  56 PROSPECTUS

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.70.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

                                       57 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE INCOME BENEFIT RIDER/1/
--------------------------------------------------------------------------------


ALLSTATE PROVIDER ADVANTAGE CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1+ AND ENDING DECEMBER 31,
                                                                2001      2002
Variable Sub-Accounts
AIM V.I. AGGRESSIVE GROWTH*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.661
 Accumulation Unit Value, End of Period                     $ 10.661   $ 8.096
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.284
 Accumulation Unit Value, End of Period                     $ 11.284   $ 9.186
 Number of Units Outstanding, End of Period                        0       388
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period               $ 10.000   $12.610
 Accumulation Unit Value, End of Period                     $ 12.610   $ 9.367
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period               $ 10.000   $12.382
 Accumulation Unit Value, End of Period                     $ 12.382   $10.265
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DENT DEMOGRAPHIC TRENDS*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.036
 Accumulation Unit Value, End of Period                     $ 11.036   $ 7.348
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DIVERSIFIED INCOME*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $ 9.772
 Accumulation Unit Value, End of Period                     $  9.772   $ 9.816
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.621
 Accumulation Unit Value, End of Period                     $ 11.621   $ 7.877
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. INTERNATIONAL GROWTH*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.213
 Accumulation Unit Value, End of Period                     $ 10.213   $ 8.457
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.844
 Accumulation Unit Value, End of Period                     $ 11.844   $ 8.111
 Number of Units Outstanding, End of Period                        0         0
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.520
 Accumulation Unit Value, End of Period                     $ 10.520   $ 7.340
 Number of Units Outstanding, End of Period                        0         0
DREYFUS STOCK INDEX*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.579
 Accumulation Unit Value, End of Period                     $ 10.579   $ 8.065
 Number of Units Outstanding, End of Period                        0         0
DREYFUS VIF GROWTH & INCOME*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.714
 Accumulation Unit Value, End of Period                     $ 10.714   $ 7.856
 Number of Units Outstanding, End of Period                        0         0

                                 58 PROSPECTUS

DREYFUS VIF MONEY MARKET*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.006
 Accumulation Unit Value, End of Period                     $ 10.006   $ 9.970
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.610
 Accumulation Unit Value, End of Period                     $ 10.610   $ 8.770
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.417
 Accumulation Unit Value, End of Period                     $ 11.417   $10.135
 Number of Units Outstanding, End of Period                        0       183
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.695
 Accumulation Unit Value, End of Period                     $ 11.695   $ 9.514
 Number of Units Outstanding, End of Period                        0       534
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $ 10.000   $12.415
 Accumulation Unit Value, End of Period                     $ 12.415   $ 8.498
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.157
 Accumulation Unit Value, End of Period                     $ 10.157   $10.304
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN SMALL CAP*(3)
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.179
 Accumulation Unit Value, End of Period                     $ 11.179   $ 7.829
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN TECHNOLOGY SECURITIES*(4)
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.578
 Accumulation Unit Value, End of Period                     $11.5783   $ 6.378
 Number of Units Outstanding, End of Period                        0         0
MUTUAL SHARES SECURITIES*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.597
 Accumulation Unit Value, End of Period                     $ 10.597   $ 9.177
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON DEVELOPING MARKETS SECURITIES- CLASS 2*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.960
 Accumulation Unit Value, End of Period                     $ 10.960   $10.747
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON FOREIGN SECURITIES - CLASS 2*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.507
 Accumulation Unit Value, End of Period                     $ 10.507   $ 8.403
 Number of Units Outstanding, End of Period                        0         0
GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.267
 Accumulation Unit Value, End of Period                     $ 11.267   $ 9.408
 Number of Units Outstanding, End of Period                        0         0

                                 59 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY *
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.566
 Accumulation Unit Value, End of Period                     $ 10.566   $ 8.104
 Number of Units Outstanding, End of Period                        0         0
LSA CAPITAL GROWTH *(5)
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.572
 Accumulation Unit Value, End of Period                     $ 10.572   $ 7.848
 Number of Units Outstanding, End of Period                        0         0
LSA DIVERSIFIED MID-CAP**
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 7.754
 Number of Units Outstanding, End of Period                       --         0
LSA EQUITY GROWTH*(5)
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.500
 Accumulation Unit Value, End of Period                     $ 10.500   $ 7.237
 Number of Units Outstanding, End of Period                        0         0
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $ 10.000   $12.743
 Accumulation Unit Value, End of Period                     $ 12.743   $ 8.277
 Number of Units Outstanding, End of Period                      102       823
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.537
 Accumulation Unit Value, End of Period                     $ 11.537   $ 8.933
 Number of Units Outstanding, End of Period                        0       699
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $ 10.000   $13.146
 Accumulation Unit Value, End of Period                     $ 13.146   $ 8.804
 Number of Units Outstanding, End of Period                        0       253
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.940
 Accumulation Unit Value, End of Period                     $ 11.940   $ 8.826
 Number of Units Outstanding, End of Period                        0         0
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.013
 Accumulation Unit Value, End of Period                     $ 10.013   $ 7.581
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.546
 Accumulation Unit Value, End of Period                     $ 11.546   $ 8.187
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period               $ 10.000   $12.226
 Accumulation Unit Value, End of Period                     $ 12.226   $ 8.781
 Number of Units Outstanding, End of Period                      105       658
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period               $ 10.000   $12.364
 Accumulation Unit Value, End of Period                     $ 12.364   $ 9.454
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER MAIN STREET (6)
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.472
 Accumulation Unit Value, End of Period                     $ 11.472   $ 9.148
 Number of Units Outstanding, End of Period                        0       682

                                 60 PROSPECTUS

OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.377
 Accumulation Unit Value, End of Period                     $ 10.377   $10.948
 Number of Units Outstanding, End of Period                      123         0
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.377
 Accumulation Unit Value, End of Period                     $ 11.377   $ 9.051
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period               $ 10.000   $12.241
 Accumulation Unit Value, End of Period                     $ 12.241   $ 8.475
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period               $ 10.000   $110.45
 Accumulation Unit Value, End of Period                     $ 110.45   $ 8.640
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT INTERNATIONAL EQUITY*(7)
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.399
 Accumulation Unit Value, End of Period                     $ 10.399   $ 8.408
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.848
 Accumulation Unit Value, End of Period                     $ 11.848   $ 9.819
 Number of Units Outstanding, End of Period                        0       732
PUTNAM VT RESEARCH CLASS IB*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $12.945
 Accumulation Unit Value, End of Period                     $ 12.945   $ 8.333
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF CORE PLUS FIXED INCOME*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $ 9.901
 Accumulation Unit Value, End of Period                     $  9.901   $10.435
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF GLOBAL VALUE EQUITY*
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.378
 Accumulation Unit Value, End of Period                     $ 10.378   $ 8.472
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF U.S. MID CAP CORE* (8)
 Accumulation Unit Value, Beginning of Period               $ 10.000   $11.073
 Accumulation Unit Value, End of Period                     $ 11.073   $ 7.826
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF U.S. REAL ESTATE**
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --     8.956
 Number of Units Outstanding, End of Period                       --         0
VAN KAMPEN UIF VALUE *
 Accumulation Unit Value, Beginning of Period               $ 10.000   $10.791
 Accumulation Unit Value, End of Period                     $ 10.791   $ 8.249
 Number of Units Outstanding, End of Period                        0         0

+ The Allstate Provider Advantage Contracts were first offered on September 17, 2001. All Variable Sub-Accounts (except those indicated with one or two asterisks) were first offered under the Allstate Provider Advantage Contracts on [September 17, 2001].

* These Variable Sub-Accounts were first offered under the Allstate Provider Advantage Contracts on November 1, 2001.

**These Variable Sub-Accounts were first offered under the Allstate Provider Advantage Contracts on May 1, 2002.


                                  61 PROSPECTUS

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.70.
 (2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


                                  62 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS/1/
--------------------------------------------------------------------------------


ALLSTATE PROVIDER ADVANTAGE CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1+ AND ENDING DECEMBER 31,
                                                              2001      2002
Variable Sub-Accounts
AIM V.I. AGGRESSIVE GROWTH*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.656
 Accumulation Unit Value, End of Period                      $10.656   $ 8.072
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $11.276
 Accumulation Unit Value, End of Period                      $11.276   $ 9.156
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.601
 Accumulation Unit Value, End of Period                      $12.601   $ 9.336
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.374
 Accumulation Unit Value, End of Period                      $12.374   $10.231
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DENT DEMOGRAPHIC TRENDS*
 Accumulation Unit Value, Beginning of Period                $10.000   $11.032
 Accumulation Unit Value, End of Period                      $11.032   $ 7.326
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DIVERSIFIED INCOME*
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.768
 Accumulation Unit Value, End of Period                      $ 9.768   $ 9.787
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.613
 Accumulation Unit Value, End of Period                      $11.613   $ 7.852
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. INTERNATIONAL GROWTH*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.208
 Accumulation Unit Value, End of Period                      $10.208   $ 8.432
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.836
 Accumulation Unit Value, End of Period                      $11.836   $ 8.085
 Number of Units Outstanding, End of Period                        0         0
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.516
 Accumulation Unit Value, End of Period                      $10.516   $ 7.318
 Number of Units Outstanding, End of Period                        0         0
DREYFUS STOCK INDEX*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.575
 Accumulation Unit Value, End of Period                      $10.575   $ 8.041
 Number of Units Outstanding, End of Period                        0         0
DREYFUS VIF GROWTH & INCOME*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.710
 Accumulation Unit Value, End of Period                      $10.710   $ 7.833
 Number of Units Outstanding, End of Period                        0         0

                                 63 PROSPECTUS

DREYFUS VIF MONEY MARKET*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.002
 Accumulation Unit Value, End of Period                      $10.002   $ 9.940
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.606
 Accumulation Unit Value, End of Period                      $10.606   $ 8.744
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.409
 Accumulation Unit Value, End of Period                      $11.409   $10.102
 Number of Units Outstanding, End of Period                      575       575
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.686
 Accumulation Unit Value, End of Period                      $11.686   $ 9.483
 Number of Units Outstanding, End of Period                        0       616
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $12.406
 Accumulation Unit Value, End of Period                      $12.406   $ 8.470
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.150
 Accumulation Unit Value, End of Period                      $10.150   $10.270
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN SMALL CAP*(3)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.174
 Accumulation Unit Value, End of Period                      $11.174   $ 7.805
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN TECHNOLOGY SECURITIES*(4)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.573
 Accumulation Unit Value, End of Period                      $11.573   $ 6.359
 Number of Units Outstanding, End of Period                        0         0
MUTUAL SHARES SECURITIES*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.593
 Accumulation Unit Value, End of Period                      $10.593   $ 9.150
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON DEVELOPING MARKETS SECURITIES- CLASS 2*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.956
 Accumulation Unit Value, End of Period                      $10.956   $10.715
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON FOREIGN SECURITIES - CLASS 2*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.503
 Accumulation Unit Value, End of Period                      $10.503   $ 8.378
 Number of Units Outstanding, End of Period                        0         0
GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY*
 Accumulation Unit Value, Beginning of Period                $10.000   $11.262
 Accumulation Unit Value, End of Period                      $11.262   $ 9.380
 Number of Units Outstanding, End of Period                        0         0

                                 64 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY *
 Accumulation Unit Value, Beginning of Period                $10.000   $10.562
 Accumulation Unit Value, End of Period                      $10.562   $ 8.080
 Number of Units Outstanding, End of Period                        0         0
LSA CAPITAL GROWTH *(5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.568
 Accumulation Unit Value, End of Period                      $10.568   $ 7.825
 Number of Units Outstanding, End of Period                        0         0
LSA DIVERSIFIED MID-CAP**
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 7.741
 Number of Units Outstanding, End of Period                       --         0
LSA EQUITY GROWTH*(5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.496
 Accumulation Unit Value, End of Period                      $10.496   $ 7.215
 Number of Units Outstanding, End of Period                        0         0
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $12.734
 Accumulation Unit Value, End of Period                      $12.734   $ 8.250
 Number of Units Outstanding, End of Period                        0         0
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.529
 Accumulation Unit Value, End of Period                      $11.529   $ 8.904
 Number of Units Outstanding, End of Period                        0         0
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $13.137
 Accumulation Unit Value, End of Period                      $13.137   $ 8.775
 Number of Units Outstanding, End of Period                        0         0
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.932
 Accumulation Unit Value, End of Period                      $11.932   $ 8.798
 Number of Units Outstanding, End of Period                        0         0
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.006
 Accumulation Unit Value, End of Period                      $10.006   $ 7.556
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.538
 Accumulation Unit Value, End of Period                      $11.538   $ 8.161
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.217
 Accumulation Unit Value, End of Period                      $12.217   $ 8.752
 Number of Units Outstanding, End of Period                        0     1,291
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $12.356
 Accumulation Unit Value, End of Period                      $12.356   $ 9.423
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER MAIN STREET (6)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.464
 Accumulation Unit Value, End of Period                      $11.464   $ 9.118
 Number of Units Outstanding, End of Period                        0         0

                                 66 PROSPECTUS

OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.369
 Accumulation Unit Value, End of Period                      $10.369   $10.913
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.369
 Accumulation Unit Value, End of Period                      $11.369   $ 9.021
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $12.232
 Accumulation Unit Value, End of Period                      $12.232   $ 8.448
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.037
 Accumulation Unit Value, End of Period                      $11.037   $ 8.612
 Number of Units Outstanding, End of Period                      587       586
PUTNAM VT INTERNATIONAL EQUITY*(7)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.395
 Accumulation Unit Value, End of Period                      $10.395   $ 8.383
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.840
 Accumulation Unit Value, End of Period                      $11.840   $ 9.787
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT RESEARCH CLASS IB*
 Accumulation Unit Value, Beginning of Period                $10.000   $12.936
 Accumulation Unit Value, End of Period                      $12.936   $ 8.308
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF CORE PLUS FIXED INCOME*
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.897
 Accumulation Unit Value, End of Period                      $ 9.897   $10.404
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF GLOBAL VALUE EQUITY*
 Accumulation Unit Value, Beginning of Period                $10.000   $10.373
 Accumulation Unit Value, End of Period                      $10.373   $ 8.447
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF U.S. MID CAP CORE* /(//8//)/
 Accumulation Unit Value, Beginning of Period                $10.000   $11.068
 Accumulation Unit Value, End of Period                      $11.068   $ 7.803
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF U.S. REAL ESTATE**
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 8.941
 Number of Units Outstanding, End of Period                       --         0
VAN KAMPEN UIF VALUE *
 Accumulation Unit Value, Beginning of Period                $10.000   $10.786
 Accumulation Unit Value, End of Period                      $10.786   $ 8.224
 Number of Units Outstanding, End of Period                        0         0

+ The Allstate Provider Advantage Contracts were first offered on September 17, 2001. All Variable Sub-Accounts (except those indicated with one or two asterisks) were first offered under the Allstate Provider Advantage Contracts on September 17, 2001.

* These Variable Sub-Accounts were first offered under the Allstate Provider Advantage Contracts on [November 1, 2001.

**These Variable Sub-Accounts were first offered under the Allstate Provider Advantage Contracts on May 1, 2002.


                                  66 PROSPECTUS

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.95%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


                                  67 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED (BASE POLICY)/1/
--------------------------------------------------------------------------------


ALLSTATE PROVIDER EXTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1+ AND ENDING DECEMBER 31,
                                                             2001      2002
Variable Sub-Accounts
AIM V.I. AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.614
 Accumulation Unit Value, End of Period                      $10.614   $ 8.085
 Number of Units Outstanding, End of Period                        0       833
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $10.288
 Accumulation Unit Value, End of Period                      $10.288   $ 8.401
 Number of Units Outstanding, End of Period                        0     1,955
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $10.802
 Accumulation Unit Value, End of Period                      $10.802   $ 8.049
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.589
 Accumulation Unit Value, End of Period                      $10.589   $ 8.805
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DENT DEMOGRAPHIC TRENDS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.956
 Accumulation Unit Value, End of Period                      $10.956   $ 7.316
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DIVERSIFIED INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.846
 Accumulation Unit Value, End of Period                      $ 9.846   $ 9.921
 Number of Units Outstanding, End of Period                        0       393
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.460
 Accumulation Unit Value, End of Period                      $10.460   $ 7.112
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. INTERNATIONAL GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.184
 Accumulation Unit Value, End of Period                      $10.184   $ 8.459
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.503
 Accumulation Unit Value, End of Period                      $10.503   $ 7.215
 Number of Units Outstanding, End of Period                        0         0
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.494
 Accumulation Unit Value, End of Period                      $10.494   $ 7.343
 Number of Units Outstanding, End of Period                        0         0
DREYFUS STOCK INDEX
 Accumulation Unit Value, Beginning of Period                $10.000   $10.555
 Accumulation Unit Value, End of Period                      $10.555   $ 8.071
 Number of Units Outstanding, End of Period                        0     1,023

                                 68 PROSPECTUS

DREYFUS VIF GROWTH & INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $10.657
 Accumulation Unit Value, End of Period                      $10.657   $ 7.838
 Number of Units Outstanding, End of Period                        0         0
DREYFUS VIF MONEY MARKET
 Accumulation Unit Value, Beginning of Period                $10.000   $10.010
 Accumulation Unit Value, End of Period                      $10.010   $10.005
 Number of Units Outstanding, End of Period                        0    13,471
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.625
 Accumulation Unit Value, End of Period                      $10.625   $ 8.809
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.424
 Accumulation Unit Value, End of Period                      $10.424   $ 9.281
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.635
 Accumulation Unit Value, End of Period                      $10.635   $ 8.678
 Number of Units Outstanding, End of Period                        0       997
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.680
 Accumulation Unit Value, End of Period                      $10.680   $ 7.333
 Number of Units Outstanding, End of Period                        0       590
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.250
 Accumulation Unit Value, End of Period                      $10.250   $10.429
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN SMALL CAP(3)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.185
 Accumulation Unit Value, End of Period                      $11.185   $ 7.857
 Number of Units Outstanding, End of Period                        0       553
FRANKLIN TECHNOLOGY SECURITIES*(4)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.534
 Accumulation Unit Value, End of Period                      $11.534   $ 6.373
 Number of Units Outstanding, End of Period                        0       372
MUTUAL SHARES SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $10.595
 Accumulation Unit Value, End of Period                      $10.595   $ 9.203
 Number of Units Outstanding, End of Period                        0       326
TEMPLETON DEVELOPING MARKETS SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.941
 Accumulation Unit Value, End of Period                      $10.941   $10.761
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON FOREIGN SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.503
 Accumulation Unit Value, End of Period                      $10.503     8.425
 Number of Units Outstanding, End of Period                        0         0

                                 69 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.320
 Accumulation Unit Value, End of Period                      $11.320   $ 9.481
 Number of Units Outstanding, End of Period                        0     2,076
GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.541
 Accumulation Unit Value, End of Period                      $10.541   $ 8.110
 Number of Units Outstanding, End of Period                        0         0
LSA CAPITAL GROWTH (5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.541
 Accumulation Unit Value, End of Period                      $10.541   $ 7.852
 Number of Units Outstanding, End of Period                        0       385
LSA DIVERSIFIED MID CAP EQUITY
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 7.770
 Number of Units Outstanding, End of Period                       --         0
LSA EQUITY GROWTH(5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.467
 Accumulation Unit Value, End of Period                      $10.467   $ 7.236
 Number of Units Outstanding, End of Period                        0       808
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.867
 Accumulation Unit Value, End of Period                      $10.867   $ 7.080
 Number of Units Outstanding, End of Period                        0         0
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.377
 Accumulation Unit Value, End of Period                      $10.377   $ 8.059
 Number of Units Outstanding, End of Period                        0       452
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.635
 Accumulation Unit Value, End of Period                      $11.635   $ 7.815
 Number of Units Outstanding, End of Period                        0       574
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.615
 Accumulation Unit Value, End of Period                      $10.615   $ 7.871
 Number of Units Outstanding, End of Period                        0         0
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.167
 Accumulation Unit Value, End of Period                      $10.167   $ 7.722
 Number of Units Outstanding, End of Period                        0     3,654
MUTUAL SHARES SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $10.595
 Accumulation Unit Value, End of Period                      $10.595   $ 9.203
 Number of Units Outstanding, End of Period                        0       326
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.684
 Accumulation Unit Value, End of Period                      $10.684   $ 7.599
 Number of Units Outstanding, End of Period                        0     1,801

                                 70 PROSPECTUS

OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $10.670
 Accumulation Unit Value, End of Period                      $10.670   $ 7.687
 Number of Units Outstanding, End of Period                        0     3,519
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $10.793
 Accumulation Unit Value, End of Period                      $10.793   $ 8.278
 Number of Units Outstanding, End of Period                        0       411
OPPENHEIMER MAIN STREET (6)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.455
 Accumulation Unit Value, End of Period                      $10.455   $ 8.362
 Number of Units Outstanding, End of Period                        0        91
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.174
 Accumulation Unit Value, End of Period                      $10.174   $10.767
 Number of Units Outstanding, End of Period                        0     4,086
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.514
 Accumulation Unit Value, End of Period                      $10.514   $ 8.390
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.533
 Accumulation Unit Value, End of Period                      $10.533   $ 7.315
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT HEALTH SCIENCE
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 8.260
 Number of Units Outstanding, End of Period                       --         0
PUTNAM VT INTERNATIONAL EQUITY(7)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.379
 Accumulation Unit Value, End of Period                      $10.379   $ 8.417
 Number of Units Outstanding, End of Period                        0       272
PUTNAM VT NEW VALUE
 Accumulation Unit Value, Beginning of Period                $10.000   $10.875
 Accumulation Unit Value, End of Period                      $10.875   $ 9.040
 Number of Units Outstanding, End of Period                        0     1,523
PUTNAM VT RESEARCH CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.859
 Accumulation Unit Value, End of Period                      $10.859   $ 8.321
 Number of Units Outstanding, End of Period                        0     4,019
VAN KAMPEN UIF CORE PLUS FIXED INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.941
 Accumulation Unit Value, End of Period                      $ 9.941   $10.509
 Number of Units Outstanding, End of Period                        0    11,516
VAN KAMPEN UIF GLOBAL VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.348
 Accumulation Unit Value, End of Period                      $10.348   $ 8.474
 Number of Units Outstanding, End of Period                        0       317
VAN KAMPEN UIF U.S. MID CAP CORE(8)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.079
 Accumulation Unit Value, End of Period                      $11.079   $ 7.855
 Number of Units Outstanding, End of Period                        0     3,248

                                 71 PROSPECTUS

VAN KAMPEN UIF U.S. REAL ESTATE
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 8.974
 Number of Units Outstanding, End of Period                       --         0
VAN KAMPEN UIF VALUE
 Accumulation Unit Value, Beginning of Period                $10.000   $10.735
 Accumulation Unit Value, End of Period                      $10.735   $ 8.231
 Number of Units Outstanding, End of Period                        0         0

+ The Allstate Provider Extra Contracts were first offered on November 2, 2001. All Variable Sub-Accounts (except those indicated with one or two asterisks) were first offered under the Allstate Provider Extra Contracts on November 2, 2001.

* These Variable Sub-Accounts were first offered under the Allstate Provider Extra Contracts on November 2, 2001.

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.



                                       72 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE ENHANCED DEATH BENEFIT OPTION/1/
--------------------------------------------------------------------------------


ALLSTATE PROVIDER EXTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1+ AND ENDING DECEMBER 31,
Variable Sub-Accounts                                                 2001      2002
AIM V.I. AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.609
 Accumulation Unit Value, End of Period                              $10.609   $ 8.061
 Number of Units Outstanding, End of Period                                0         0
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.284
 Accumulation Unit Value, End of Period                              $10.284   $ 8.376
 Number of Units Outstanding, End of Period                                0       193
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.798
 Accumulation Unit Value, End of Period                              $10.798   $ 8.025
 Number of Units Outstanding, End of Period                                0         0
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.584
 Accumulation Unit Value, End of Period                              $10.584   $ 8.779
 Number of Units Outstanding, End of Period                                0         0
AIM V.I. DENT DEMOGRAPHIC TRENDS
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.951
 Accumulation Unit Value, End of Period                              $10.951   $ 7.295
 Number of Units Outstanding, End of Period                                0         0
AIM V.I. DIVERSIFIED INCOME
 Accumulation Unit Value, Beginning of Period                        $10.000   $ 9.842
 Accumulation Unit Value, End of Period                              $ 9.842   $ 9.892
 Number of Units Outstanding, End of Period                                0         0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.456
 Accumulation Unit Value, End of Period                              $10.456   $ 7.091
 Number of Units Outstanding, End of Period                                0         0
AIM V.I. INTERNATIONAL GROWTH
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.180
 Accumulation Unit Value, End of Period                              $10.180   $ 8.434
 Number of Units Outstanding, End of Period                                0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.499
 Accumulation Unit Value, End of Period                              $10.499   $ 7.194
 Number of Units Outstanding, End of Period                                0         0
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.488
 Accumulation Unit Value, End of Period                              $10.488   $ 7.322
 Number of Units Outstanding, End of Period                                0         0
DREYFUS STOCK INDEX
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.550
 Accumulation Unit Value, End of Period                              $10.550   $ 8.047
 Number of Units Outstanding, End of Period                                0         0

                                 73 PROSPECTUS

DREYFUS VIF GROWTH & INCOME
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.652
 Accumulation Unit Value, End of Period                              $10.652   $ 7.815
 Number of Units Outstanding, End of Period                                0         0
DREYFUS VIF MONEY MARKET
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.006
 Accumulation Unit Value, End of Period                              $10.006   $ 9.975
 Number of Units Outstanding, End of Period                                0         0
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.621
 Accumulation Unit Value, End of Period                              $10.621   $ 8.783
 Number of Units Outstanding, End of Period                                0         0
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.420
 Accumulation Unit Value, End of Period                              $10.420   $ 9.254
 Number of Units Outstanding, End of Period                                0         0
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.630
 Accumulation Unit Value, End of Period                              $10.630   $ 8.653
 Number of Units Outstanding, End of Period                                0       710
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.676
 Accumulation Unit Value, End of Period                              $10.676   $ 7.311
 Number of Units Outstanding, End of Period                                0       651
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.245
 Accumulation Unit Value, End of Period                              $10.245   $10.398
 Number of Units Outstanding, End of Period                                0         0
FRANKLIN SMALL CAP(3)
 Accumulation Unit Value, Beginning of Period                        $10.000   $11.180
 Accumulation Unit Value, End of Period                              $11.180   $ 7.834
 Number of Units Outstanding, End of Period                                0       210
FRANKLIN TECHNOLOGY SECURITIES*(4)
 Accumulation Unit Value, Beginning of Period                        $10.000   $11.529
 Accumulation Unit Value, End of Period                              $11.529   $ 6.354
 Number of Units Outstanding, End of Period                                0         0
MUTUAL SHARES SECURITIES
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.591
 Accumulation Unit Value, End of Period                              $10.591   $ 9.176
 Number of Units Outstanding, End of Period                                0         0
TEMPLETON DEVELOPING MARKETS SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.937
 Accumulation Unit Value, End of Period                              $10.937   $10.729
 Number of Units Outstanding, End of Period                                0         0
TEMPLETON FOREIGN SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.499
 Accumulation Unit Value, End of Period                              $10.499   $ 8.401
 Number of Units Outstanding, End of Period                                0         0

                                 74 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY
 Accumulation Unit Value, Beginning of Period                        $10.000   $11.316
 Accumulation Unit Value, End of Period                              $11.316   $ 9.453
 Number of Units Outstanding, End of Period                                0         0
GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.537
 Accumulation Unit Value, End of Period                              $10.537   $ 8.086
 Number of Units Outstanding, End of Period                                0         0
LSA CAPITAL GROWTH(5)
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.537
 Accumulation Unit Value, End of Period                              $10.537   $ 7.826
 Number of Units Outstanding, End of Period                                0         0
LSA DIVERSIFIED MID CAP EQUITY
 Accumulation Unit Value, Beginning of Period                             --   $10.000
 Accumulation Unit Value, End of Period                                   --   $ 7.757
 Number of Units Outstanding, End of Period                               --         0
LSA EQUITY GROWTH(5)
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.463
 Accumulation Unit Value, End of Period                              $10.463   $ 7.215
 Number of Units Outstanding, End of Period                                0         0
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.862
 Accumulation Unit Value, End of Period                              $10.862   $ 7.059
 Number of Units Outstanding, End of Period                                0         0
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.372
 Accumulation Unit Value, End of Period                              $10.372   $ 8.035
 Number of Units Outstanding, End of Period                                0         0
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                        $10.000   $11.630
 Accumulation Unit Value, End of Period                              $11.630   $ 7.792
 Number of Units Outstanding, End of Period                                0        61
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.611
 Accumulation Unit Value, End of Period                              $10.611   $ 7.848
 Number of Units Outstanding, End of Period                                0         0
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.163
 Accumulation Unit Value, End of Period                              $10.163   $ 7.699
 Number of Units Outstanding, End of Period                                0         0
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.680
 Accumulation Unit Value, End of Period                              $10.680   $ 7.577
 Number of Units Outstanding, End of Period                                0        63

                                 75 PROSPECTUS

OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.665
 Accumulation Unit Value, End of Period                              $10.665   $ 7.664
 Number of Units Outstanding, End of Period                                0       335
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.789
 Accumulation Unit Value, End of Period                              $10.789   $ 8.253
 Number of Units Outstanding, End of Period                                0       191
OPPENHEIMER MAIN STREET (6)
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.450
 Accumulation Unit Value, End of Period                              $10.450   $ 8.337
 Number of Units Outstanding, End of Period                                0         0
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.170
 Accumulation Unit Value, End of Period                              $10.170   $10.735
 Number of Units Outstanding, End of Period                                0         0
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.510
 Accumulation Unit Value, End of Period                              $10.510   $ 8.365
 Number of Units Outstanding, End of Period                                0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.529
 Accumulation Unit Value, End of Period                              $10.529   $ 7.294
 Number of Units Outstanding, End of Period                                0         0
PUTNAM VT HEALTH SCIENCE
 Accumulation Unit Value, Beginning of Period                             --   $10.000
 Accumulation Unit Value, End of Period                                   --   $ 8.246
 Number of Units Outstanding, End of Period                               --
PUTNAM VT INTERNATIONAL EQUITY(7)
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.374
 Accumulation Unit Value, End of Period                              $10.374   $ 8.392
 Number of Units Outstanding, End of Period                                0         0
PUTNAM VT NEW VALUE
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.871
 Accumulation Unit Value, End of Period                              $10.871   $ 9.014
 Number of Units Outstanding, End of Period                                0         0
PUTNAM VT RESEARCH CLASS IB
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.855
 Accumulation Unit Value, End of Period                              $10.855   $ 8.296
 Number of Units Outstanding, End of Period                                0         0
VAN KAMPEN UIF CORE PLUS FIXED INCOME
 Accumulation Unit Value, Beginning of Period                        $10.000   $ 9.936
 Accumulation Unit Value, End of Period                              $ 9.936   $10.478
 Number of Units Outstanding, End of Period                                0         0
VAN KAMPEN UIF GLOBAL VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.344
 Accumulation Unit Value, End of Period                              $10.344   $ 8.449
 Number of Units Outstanding, End of Period                                0         0
VAN KAMPEN UIF U.S. MID CAP CORE(8)
 Accumulation Unit Value, Beginning of Period                        $10.000   $11.074
 Accumulation Unit Value, End of Period                              $11.074   $ 7.831
 Number of Units Outstanding, End of Period                                0         0

                                 76 PROSPECTUS

VAN KAMPEN UIF U.S. REAL ESTATE
 Accumulation Unit Value, Beginning of Period                             --   $10.000
 Accumulation Unit Value, End of Period                                   --   $ 8.959
 Number of Units Outstanding, End of Period                               --         0
VAN KAMPEN UIF VALUE
 Accumulation Unit Value, Beginning of Period                        $10.000   $10.731
 Accumulation Unit Value, End of Period                              $10.731   $ 8.207
 Number of Units Outstanding, End of Period                                0         0

+ The Allstate Provider Extra Contracts were first offered on November 2, 2001. All Variable Sub-Accounts (except those indicated with one or two asterisks) were first offered under the Allstate Provider Extra Contracts on November 2, 2001.

* These Variable Sub-Accounts were first offered under the Allstate Provider Extra Contracts on November 2, 2001.

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.65%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

                                       77 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE INCOME BENEFIT RIDER/1/
--------------------------------------------------------------------------------


ALLSTATE PROVIDER EXTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1+ AND ENDING DECEMBER 31,
                                                              2001      2002
Variable Sub-Accounts
AIM V.I. AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.609
 Accumulation Unit Value, End of Period                      $10.609   $ 8.061
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $10.284
 Accumulation Unit Value, End of Period                      $10.284   $ 8.376
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $10.798
 Accumulation Unit Value, End of Period                      $10.798   $ 8.025
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.584
 Accumulation Unit Value, End of Period                      $10.584   $ 8.779
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DENT DEMOGRAPHIC TRENDS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.951
 Accumulation Unit Value, End of Period                      $10.951   $ 7.295
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DIVERSIFIED INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.842
 Accumulation Unit Value, End of Period                      $ 9.842   $ 9.892
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.456
 Accumulation Unit Value, End of Period                      $10.456   $ 7.091
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. INTERNATIONAL GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.180
 Accumulation Unit Value, End of Period                      $10.180   $ 8.434
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.499
 Accumulation Unit Value, End of Period                      $10.499   $ 7.194
 Number of Units Outstanding, End of Period                        0         0
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.488
 Accumulation Unit Value, End of Period                      $10.488   $ 7.322
 Number of Units Outstanding, End of Period                        0         0
DREYFUS STOCK INDEX
 Accumulation Unit Value, Beginning of Period                $10.000   $10.550
 Accumulation Unit Value, End of Period                      $10.550   $ 8.047
 Number of Units Outstanding, End of Period                        0         0

                                 78 PROSPECTUS

DREYFUS VIF GROWTH & INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $10.652
 Accumulation Unit Value, End of Period                      $10.652   $ 7.815
 Number of Units Outstanding, End of Period                        0         0
DREYFUS VIF MONEY MARKET
 Accumulation Unit Value, Beginning of Period                $10.000   $10.006
 Accumulation Unit Value, End of Period                      $10.006   $ 9.975
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.621
 Accumulation Unit Value, End of Period                      $10.621   $ 8.783
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.420
 Accumulation Unit Value, End of Period                      $10.420   $ 9.254
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.630
 Accumulation Unit Value, End of Period                      $10.630   $ 8.653
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.676
 Accumulation Unit Value, End of Period                      $10.676   $ 7.311
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.245
 Accumulation Unit Value, End of Period                      $10.245   $10.398
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN SMALL CAP(3)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.180
 Accumulation Unit Value, End of Period                      $11.180   $ 7.834
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN TECHNOLOGY SECURITIES *(4)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.529
 Accumulation Unit Value, End of Period                      $11.529   $ 6.354
 Number of Units Outstanding, End of Period                        0         0
MUTUAL SHARES SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $10.591
 Accumulation Unit Value, End of Period                      $10.591   $ 9.176
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON DEVELOPING MARKETS SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.937
 Accumulation Unit Value, End of Period                      $10.937   $10.729
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON FOREIGN SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.499
 Accumulation Unit Value, End of Period                      $10.499   $ 8.401
 Number of Units Outstanding, End of Period                        0         0

                                 79 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.316
 Accumulation Unit Value, End of Period                      $11.316   $ 9.453
 Number of Units Outstanding, End of Period                        0         0
GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.537
 Accumulation Unit Value, End of Period                      $10.537   $ 8.086
 Number of Units Outstanding, End of Period                        0         0
LSA CAPITAL GROWTH (5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.537
 Accumulation Unit Value, End of Period                      $10.537   $ 7.826
 Number of Units Outstanding, End of Period                        0         0
LSA DIVERSIFIED MID CAP EQUITY
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 7.757
 Number of Units Outstanding, End of Period                       --         0
LSA EQUITY GROWTH (5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.463
 Accumulation Unit Value, End of Period                      $10.463   $ 7.215
 Number of Units Outstanding, End of Period                        0         0
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.862
 Accumulation Unit Value, End of Period                      $10.862   $ 7.059
 Number of Units Outstanding, End of Period                        0         0
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.372
 Accumulation Unit Value, End of Period                      $10.372   $ 8.035
 Number of Units Outstanding, End of Period                        0         0
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.630
 Accumulation Unit Value, End of Period                      $11.630   $ 7.792
 Number of Units Outstanding, End of Period                        0         0
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.611
 Accumulation Unit Value, End of Period                      $10.611   $ 7.848
 Number of Units Outstanding, End of Period                        0         0
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.163
 Accumulation Unit Value, End of Period                      $10.163   $ 7.699
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.680
 Accumulation Unit Value, End of Period                      $10.680   $ 7.577
 Number of Units Outstanding, End of Period                        0         0

                                 80 PROSPECTUS

OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $10.665
 Accumulation Unit Value, End of Period                      $10.665   $ 7.664
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $10.789
 Accumulation Unit Value, End of Period                      $10.789   $ 8.253
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER MAIN STREET (6)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.450
 Accumulation Unit Value, End of Period                      $10.450   $ 8.337
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.170
 Accumulation Unit Value, End of Period                      $10.170   $10.735
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.510
 Accumulation Unit Value, End of Period                      $10.510   $ 8.365
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.529
 Accumulation Unit Value, End of Period                      $10.529   $ 7.294
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT HEALTH SCIENCE
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 8.246
 Number of Units Outstanding, End of Period                       --         0
PUTNAM VT INTERNATIONAL EQUITY(7)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.374
 Accumulation Unit Value, End of Period                      $10.374   $ 8.392
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT NEW VALUE
 Accumulation Unit Value, Beginning of Period                $10.000   $10.871
 Accumulation Unit Value, End of Period                      $10.871   $ 9.014
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT RESEARCH CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.855
 Accumulation Unit Value, End of Period                      $10.855   $ 8.296
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF CORE PLUS FIXED INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.936
 Accumulation Unit Value, End of Period                      $ 9.936   $10.478
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF GLOBAL VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.344
 Accumulation Unit Value, End of Period                      $10.344   $ 8.449
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF U.S. MID CAP CORE /(//8//)/
 Accumulation Unit Value, Beginning of Period                $10.000   $11.074
 Accumulation Unit Value, End of Period                      $11.074   $ 7.831
 Number of Units Outstanding, End of Period                        0         0

                                 81 PROSPECTUS


VAN KAMPEN UIF U.S. REAL ESTATE
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 8.959
 Number of Units Outstanding, End of Period                       --         0
VAN KAMPEN UIF VALUE
 Accumulation Unit Value, Beginning of Period                $10.000   $10.731
 Accumulation Unit Value, End of Period                      $10.731   $ 8.207
 Number of Units Outstanding, End of Period                        0         0

+ The Allstate Provider Extra Contracts were first offered on November 2, 2001. All Variable Sub-Accounts (except those indicated with one or two asterisks) were first offered under the Allstate Provider Extra Contracts on November 2, 2001.

* These Variable Sub-Accounts were first offered under the Allstate Provider Extra Contracts on November 2, 2001.

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.65%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

                                  82 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS 1
--------------------------------------------------------------------------------


ALLSTATE PROVIDER EXTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1+ AND ENDING DECEMBER 31,
                                                           2001      2002
Variable Sub-Accounts
AIM V.I. AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.605
 Accumulation Unit Value, End of Period                      $10.605   $ 8.037
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $10.280
 Accumulation Unit Value, End of Period                      $10.280   $ 8.351
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $10.793
 Accumulation Unit Value, End of Period                      $10.793   $ 8.001
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.580
 Accumulation Unit Value, End of Period                      $10.580   $ 8.753
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DENT DEMOGRAPHIC TRENDS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.947
 Accumulation Unit Value, End of Period                      $10.947   $ 7.273
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DIVERSIFIED INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.838
 Accumulation Unit Value, End of Period                      $ 9.838   $ 9.863
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.452
 Accumulation Unit Value, End of Period                      $10.452   $ 7.070
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. INTERNATIONAL GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.176
 Accumulation Unit Value, End of Period                      $10.176   $ 8.409
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.494
 Accumulation Unit Value, End of Period                      $10.494   $ 7.172
 Number of Units Outstanding, End of Period                        0         0
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.484
 Accumulation Unit Value, End of Period                      $10.484   $ 7.300
 Number of Units Outstanding, End of Period                        0         0
DREYFUS STOCK INDEX
 Accumulation Unit Value, Beginning of Period                $10.000   $10.546
 Accumulation Unit Value, End of Period                      $10.546   $ 8.024
 Number of Units Outstanding, End of Period                        0         0

                                 83 PROSPECTUS

DREYFUS VIF GROWTH & INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $10.648
 Accumulation Unit Value, End of Period                      $10.648   $ 7.792
 Number of Units Outstanding, End of Period                        0         0
DREYFUS VIF MONEY MARKET
 Accumulation Unit Value, Beginning of Period                $10.000   $10.002
 Accumulation Unit Value, End of Period                      $10.002   $ 9.946
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.617
 Accumulation Unit Value, End of Period                      $10.617   $ 8.757
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.415
 Accumulation Unit Value, End of Period                      $10.415   $ 9.227
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.626
 Accumulation Unit Value, End of Period                      $10.626   $ 8.267
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.672
 Accumulation Unit Value, End of Period                      $10.672   $ 7.290
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.241
 Accumulation Unit Value, End of Period                      $10.241   $10.367
 Number of Units Outstanding, End of Period                        0
FRANKLIN SMALL CAP(3)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.176
 Accumulation Unit Value, End of Period                      $11.176   $ 7.811
 Number of Units Outstanding, End of Period                        0         0
FRANKLIN TECHNOLOGY SECURITIES*(4)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.524
 Accumulation Unit Value, End of Period                      $11.524   $ 6.335
 Number of Units Outstanding, End of Period                        0         0
MUTUAL SHARES SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $10.586
 Accumulation Unit Value, End of Period                      $10.586   $ 9.149
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON DEVELOPING MARKETS SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.932
 Accumulation Unit Value, End of Period                      $10.932   $10.698
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON FOREIGN SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.495
 Accumulation Unit Value, End of Period                      $10.495   $ 8.376
 Number of Units Outstanding, End of Period                        0         0

                                 84 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.311
 Accumulation Unit Value, End of Period                      $11.311   $ 9.425
 Number of Units Outstanding, End of Period                        0         0
GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.533
 Accumulation Unit Value, End of Period                      $10.533   $ 8.062
 Number of Units Outstanding, End of Period                        0         0
LSA CAPITAL GROWTH(5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.532
 Accumulation Unit Value, End of Period                      $10.532   $ 7.803
 Number of Units Outstanding, End of Period                        0
LSA DIVERSIFIED MID CAP EQUITY
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 7.743
 Number of Units Outstanding, End of Period                       --         0
LSA EQUITY GROWTH(5)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.459
 Accumulation Unit Value, End of Period                      $10.459   $ 7.193
 Number of Units Outstanding, End of Period                        0         0
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.858
 Accumulation Unit Value, End of Period                      $10.858   $ 7.038
 Number of Units Outstanding, End of Period                        0         0
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.368
 Accumulation Unit Value, End of Period                      $10.368   $ 8.011
 Number of Units Outstanding, End of Period                        0         0
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.625
 Accumulation Unit Value, End of Period                      $11.625   $ 7.769
 Number of Units Outstanding, End of Period                        0         0
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.606
 Accumulation Unit Value, End of Period                      $10.606   $ 7.824
 Number of Units Outstanding, End of Period                        0         0
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.159
 Accumulation Unit Value, End of Period                      $10.159   $ 7.676
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $10.675
 Accumulation Unit Value, End of Period                      $10.675   $ 7.554
 Number of Units Outstanding, End of Period                        0         0

                                 85 PROSPECTUS

OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $10.661
 Accumulation Unit Value, End of Period                      $10.661   $ 7.641
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $10.784
 Accumulation Unit Value, End of Period                      $10.784   $ 8.229
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER MAIN STREET(6)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.446
 Accumulation Unit Value, End of Period                      $10.446   $ 8.313
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.165
 Accumulation Unit Value, End of Period                      $10.165   $10.704
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.505
 Accumulation Unit Value, End of Period                      $10.505   $ 8.340
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.525
 Accumulation Unit Value, End of Period                      $10.525   $ 7.272
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT HEALTH SCIENCE
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 8.232
 Number of Units Outstanding, End of Period                       --         0
PUTNAM VT INTERNATIONAL EQUITY(7)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.370
 Accumulation Unit Value, End of Period                      $10.370   $ 8.367
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT NEW VALUE
 Accumulation Unit Value, Beginning of Period                $10.000   $10.866
 Accumulation Unit Value, End of Period                      $10.866   $ 8.987
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT RESEARCH CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.850
 Accumulation Unit Value, End of Period                      $10.850   $ 8.272
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF CORE PLUS FIXED INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.932
 Accumulation Unit Value, End of Period                      $ 9.932   $10.447
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF GLOBAL VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.340
 Accumulation Unit Value, End of Period                      $10.340   $ 8.424
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF U.S MID CAP CORE(8)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.070
 Accumulation Unit Value, End of Period                      $11.070   $ 7.808
 Number of Units Outstanding, End of Period                        0         0


                                 86 PROSPECTUS

VAN KAMPEN UIF U.S. REAL ESTATE
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 8.944
 Number of Units Outstanding, End of Period                       --         0
VAN KAMPEN UIF VALUE
 Accumulation Unit Value, Beginning of Period                $10.000   $10.727
 Accumulation Unit Value, End of Period                      $10.727   $ 8.183
 Number of Units Outstanding, End of Period                        0         0


+ The Allstate Provider Extra Contracts were first offered on November 2, 2001. All Variable Sub-Accounts (except those indicated with one or two asterisks) were first offered under the Allstate Provider Extra Contracts on November 2, 2001.

* These Variable Sub-Accounts were first offered under the Allstate Provider Extra Contracts on November 2, 2001.

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.90%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


                                       87 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED (BASE POLICY)1
--------------------------------------------------------------------------------


ALLSTATE PROVIDER ULTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1+ AND ENDING DECEMBER
31,                                                          2001       2002
Variable Sub-Accounts
AIM V.I. AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.618
 Accumulation Unit Value, End of Period                     $ 8.618   $  6.575
 Number of Units Outstanding, End of Period                     162      3,182
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.121
 Accumulation Unit Value, End of Period                     $ 9.121   $  7.459
 Number of Units Outstanding, End of Period                  17,262     42,779
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period               $10.000   $   8.61
 Accumulation Unit Value, End of Period                     $  8.61   $  6.470
 Number of Units Outstanding, End of Period                   7,675     16,768
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.497
 Accumulation Unit Value, End of Period                     $ 8.497   $  7.076
 Number of Units Outstanding, End of Period                       0     11,578
AIM V.I. DENT DEMOGRAPHIC TRENDS
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.470
 Accumulation Unit Value, End of Period                     $ 8.470   $  5.665
 Number of Units Outstanding, End of Period                     202        219
AIM V.I. DIVERSIFIED INCOME
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.127
 Accumulation Unit Value, End of Period                     $10.127   $ 10.220
 Number of Units Outstanding, End of Period                   1,291      4,757
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.395
 Accumulation Unit Value, End of Period                     $ 8.395   $  5.717
 Number of Units Outstanding, End of Period                  14,481     16,296
AIM V.I. INTERNATIONAL GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.508
 Accumulation Unit Value, End of Period                     $ 8.508   $  7.077
 Number of Units Outstanding, End of Period                       0          0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.853
 Accumulation Unit Value, End of Period                     $ 8.853   $  6.090
 Number of Units Outstanding, End of Period                  11,756     24,783
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.323
 Accumulation Unit Value, End of Period                     $ 8.323   $  5.834
 Number of Units Outstanding, End of Period                     209      1,569
DREYFUS STOCK INDEX
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.409
 Accumulation Unit Value, End of Period                     $ 9.409   $  6.930
 Number of Units Outstanding, End of Period                   6,900     57,775

                                 88 PROSPECTUS

DREYFUS VIF GROWTH & INCOME
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.156
 Accumulation Unit Value, End of Period                     $ 9.156   $  6.744
 Number of Units Outstanding, End of Period                     904      2,715
DREYFUS VIF MONEY MARKET
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.124
 Accumulation Unit Value, End of Period                     $10.124   $ 10.134
 Number of Units Outstanding, End of Period                  11,463     22,206
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.497
 Accumulation Unit Value, End of Period                     $ 9.497   $  7.886
 Number of Units Outstanding, End of Period                   1,656      1,722
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.456
 Accumulation Unit Value, End of Period                     $ 9.456   $  8.440
 Number of Units Outstanding, End of Period                  17.056     47,759
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.370
 Accumulation Unit Value, End of Period                     $ 9.370   $  7.658
 Number of Units Outstanding, End of Period                  35,300    122,842
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.681
 Accumulation Unit Value, End of Period                     $ 8.681   $  5.969
 Number of Units Outstanding, End of Period                  13,066     55,960
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.016
 Accumulation Unit Value, End of Period                     $ 9.016   $  9.188
 Number of Units Outstanding, End of Period                   2,936     14,304
FRANKLIN SMALL CAP(3)
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.286
 Accumulation Unit Value, End of Period                     $ 9.286   $  6.533
 Number of Units Outstanding, End of Period                   2,096     10,255
FRANKLIN TECHNOLOGY SECURITIES*(4)
 Accumulation Unit Value, Beginning of Period               $10.000   $  7.942
 Accumulation Unit Value, End of Period                     $ 7.942   $  4.395
 Number of Units Outstanding, End of Period                     261        281
MUTUAL SHARES SECURITIES
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.833
 Accumulation Unit Value, End of Period                     $ 9.833   $  8.554
 Number of Units Outstanding, End of Period                  14,810     25,084
TEMPLETON DEVELOPING MARKETS SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.434
 Accumulation Unit Value, End of Period                     $ 9.434   $  9.293
 Number of Units Outstanding, End of Period                       0          0
TEMPLETON FOREIGN SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.776
 Accumulation Unit Value, End of Period                     $ 8.776   $  7.050
 Number of Units Outstanding, End of Period                     825      1,760
GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.163
 Accumulation Unit Value, End of Period                     $10.163   $  8.525
 Number of Units Outstanding, End of Period                       0      3,169

89 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.015
 Accumulation Unit Value, End of Period                     $ 9.015   $  6.946
 Number of Units Outstanding, End of Period                       0      1,487
LSA CAPITAL GROWTH (5)
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.845
 Accumulation Unit Value, End of Period                     $ 8.845   $  6.599
 Number of Units Outstanding, End of Period                       0      2,448
LSA DIVERSIFIED MID-CAP
 Accumulation Unit Value, Beginning of Period                    --   $ 10.000
 Accumulation Unit Value, End of Period                          --   $  7.772
 Number of Units Outstanding, End of Period                      --          0
LSA EQUITY GROWTH (5)
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.102
 Accumulation Unit Value, End of Period                     $ 9.102   $  6.302
 Number of Units Outstanding, End of Period                     302      1,102
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.158
 Accumulation Unit Value, End of Period                     $ 8.158   $  5.323
 Number of Units Outstanding, End of Period                   8,841     21,444
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.843
 Accumulation Unit Value, End of Period                     $ 8.843   $  6.878
 Number of Units Outstanding, End of Period                  16,089     27,727
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.619
 Accumulation Unit Value, End of Period                     $ 9.619   $  6.471
 Number of Units Outstanding, End of Period                   5,451     52,548
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.458
 Accumulation Unit Value, End of Period                     $ 8.458   $  6.281
 Number of Units Outstanding, End of Period                   6,555     20,274
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  7.546
 Accumulation Unit Value, End of Period                     $ 7.546   $  5.739
 Number of Units Outstanding, End of Period                  33,039     39,745
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.833
 Accumulation Unit Value, End of Period                     $ 8.833   $  6.292
 Number of Units Outstanding, End of Period                  19,725     70,033
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.693
 Accumulation Unit Value, End of Period                     $ 8.693   $  6.272
 Number of Units Outstanding, End of Period                  67,547    161,093
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.314
 Accumulation Unit Value, End of Period                     $ 9.314   $  7.154
 Number of Units Outstanding, End of Period                  12,351     41,764
OPPENHEIMER MAIN STREET (6)
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.171
 Accumulation Unit Value, End of Period                     $ 9.171   $  7.346
 Number of Units Outstanding, End of Period                  44,958    112,400

                                 90 PROSPECTUS

OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.250
 Accumulation Unit Value, End of Period                     $10.250   $ 10.864
 Number of Units Outstanding, End of Period                  22,387     94,592
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.217
 Accumulation Unit Value, End of Period                     $ 9.217   $  7.366
 Number of Units Outstanding, End of Period                  25,624     34,780
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.065
 Accumulation Unit Value, End of Period                     $ 8.065   $  5.610
 Number of Units Outstanding, End of Period                   3,456        697
PUTNAM VT HEALTH SCIENCES
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.662
 Accumulation Unit Value, End of Period                     $ 9.662   $  7.592
 Number of Units Outstanding, End of Period                  10,884     38,840
PUTNAM VT INTERNATIONAL EQUITY (7)
 Accumulation Unit Value, Beginning of Period               $10.000   $ 11.829
 Accumulation Unit Value, End of Period                     $11.829   $  9.607
 Number of Units Outstanding, End of Period                       0        372
PUTNAM VT NEW VALUE
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.574
 Accumulation Unit Value, End of Period                     $ 9.574   $  7.971
 Number of Units Outstanding, End of Period                  10,667     23,289
PUTNAM VT RESEARCH CLASS IB
 Accumulation Unit Value, Beginning of Period               $10.000   $ 12.056
 Accumulation Unit Value, End of Period                     $12.056   $  9.253
 Number of Units Outstanding, End of Period                       0      1,048
VAN KAMPEN UIF CORE PLUS FIXED INCOME
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.455
 Accumulation Unit Value, End of Period                     $10.455   $ 11.070
 Number of Units Outstanding, End of Period                  13,728     39,266
VAN KAMPEN UIF GLOBAL VALUE EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.289
 Accumulation Unit Value, End of Period                     $ 9.289   $  7.618
 Number of Units Outstanding, End of Period                     383      2,703
VAN KAMPEN UIF U.S. MID CAP CORE (8)
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.585
 Accumulation Unit Value, End of Period                     $ 9.585   $  6.806
 Number of Units Outstanding, End of Period                   2,965     15,157
VAN KAMPEN UIF U.S. REAL ESTATE
 Accumulation Unit Value, Beginning of Period                    --   $ 10.000
 Accumulation Unit Value, End of Period                          --   $  8.977
 Number of Units Outstanding, End of Period                      --          0
VAN KAMPEN UIF VALUE
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.615
 Accumulation Unit Value, End of Period                     $ 9.615   $  7.384
 Number of Units Outstanding, End of Period                       1      1,226

*The Allstate Provider Ultra Contracts were first offered on May 1, 2001. All Variable Sub-Accounts commenced prior to May 1, 2001 except the Putnam VT International Growth, and Putnam VT Research Class IB which were first offered under the Contracts on September 21, 2001. There is no AUV information for the LSA Diversified Mid-Cap and Van Kampen UIF U.S. Real Estate Variable Sub-Accounts as they were first offered under the Contracts on May 1, 2002.

                                 91 PROSPECTUS

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.25%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

                                  92 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE ENHANCED DEATH BENEFIT OPTION/1/
--------------------------------------------------------------------------------


ALLSTATE PROVIDER ULTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1+ AND ENDING DECEMBER 31,
                                                          2001       2002
Variable Sub-Accounts
AIM V.I. AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.603
 Accumulation Unit Value, End of Period                     $ 8.603   $  6.547
 Number of Units Outstanding, End of Period                   2,604      3,314
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.106
 Accumulation Unit Value, End of Period                     $ 9.106   $  7.428
 Number of Units Outstanding, End of Period                  36,214     59,272
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period               $10.000   $   8.65
 Accumulation Unit Value, End of Period                     $  8.65   $  6.443
 Number of Units Outstanding, End of Period                  34,586     34,536
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.482
 Accumulation Unit Value, End of Period                     $ 8.482   $  7.046
 Number of Units Outstanding, End of Period                       0     18,325
AIM V.I. DENT DEMOGRAPHIC TRENDS
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.456
 Accumulation Unit Value, End of Period                     $ 8.456   $  5.641
 Number of Units Outstanding, End of Period                       0          0
AIM V.I. DIVERSIFIED INCOME
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.109
 Accumulation Unit Value, End of Period                     $10.109   $ 10.176
 Number of Units Outstanding, End of Period                   3,369      6.695
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.381
 Accumulation Unit Value, End of Period                     $ 8.381   $  5.692
 Number of Units Outstanding, End of Period                   6,203      4,499
AIM V.I. INTERNATIONAL GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.493
 Accumulation Unit Value, End of Period                     $ 8.493   $  7.047
 Number of Units Outstanding, End of Period                       0          0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.832
 Accumulation Unit Value, End of Period                     $ 8.832   $  6.065
 Number of Units Outstanding, End of Period                  35,582     44,074
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.309
 Accumulation Unit Value, End of Period                     $ 8.309   $  5.809
 Number of Units Outstanding, End of Period                       0     13,511
DREYFUS STOCK INDEX
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.034
 Accumulation Unit Value, End of Period                     $ 9.034   $  6.901
 Number of Units Outstanding, End of Period                   3,055     34,428

                                 93 PROSPECTUS


DREYFUS VIF GROWTH & INCOME
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.140
 Accumulation Unit Value, End of Period                     $ 9.140   $  6.716
 Number of Units Outstanding, End of Period                       0      1,249
DREYFUS VIF MONEY MARKET
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.107
 Accumulation Unit Value, End of Period                     $10.107   $ 10.091
 Number of Units Outstanding, End of Period                       0      2,198
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.481
 Accumulation Unit Value, End of Period                     $ 9.481   $  7.853
 Number of Units Outstanding, End of Period                       0          0
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.449
 Accumulation Unit Value, End of Period                     $ 9.449   $  8.404
 Number of Units Outstanding, End of Period                  15,928    26,8890
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.354
 Accumulation Unit Value, End of Period                     $ 9.354   $  7.626
 Number of Units Outstanding, End of Period                  48,170    100,659
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.666
 Accumulation Unit Value, End of Period                     $ 8.666   $  5.944
 Number of Units Outstanding, End of Period                  23,900     35,644
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.001
 Accumulation Unit Value, End of Period                     $ 9.001   $  9.149
 Number of Units Outstanding, End of Period                   6,849     47,369
FRANKLIN SMALL CAP(3)
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.270
 Accumulation Unit Value, End of Period                     $ 9.270   $  6.505
 Number of Units Outstanding, End of Period                       0      2,501
FRANKLIN TECHNOLOGY SECURITIES*(4)
 Accumulation Unit Value, Beginning of Period               $10.000   $  7.929
 Accumulation Unit Value, End of Period                     $ 7.929   $  4.376
 Number of Units Outstanding, End of Period                       0          0
MUTUAL SHARES SECURITIES
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.816
 Accumulation Unit Value, End of Period                     $ 9.816   $  8.518
 Number of Units Outstanding, End of Period                   1,046     15,478
TEMPLETON DEVELOPING MARKETS SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.418
 Accumulation Unit Value, End of Period                     $ 9.418   $  9.254
 Number of Units Outstanding, End of Period                       0          0
TEMPLETON FOREIGN SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.761
 Accumulation Unit Value, End of Period                     $ 8.761   $  7.020
 Number of Units Outstanding, End of Period                   1,234      2,439
GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.146
 Accumulation Unit Value, End of Period                     $10.146   $  8.489
 Number of Units Outstanding, End of Period                       0      1,225

                                 94 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.000
 Accumulation Unit Value, End of Period                     $ 9.000   $  6.917
 Number of Units Outstanding, End of Period                       0         92
LSA CAPITAL GROWTH (5)
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.830
 Accumulation Unit Value, End of Period                     $ 8.830   $  6.571
 Number of Units Outstanding, End of Period                       0      1,876
LSA DIVERSIFIED MID-CAP
 Accumulation Unit Value, Beginning of Period                    --   $ 10.000
 Accumulation Unit Value, End of Period                          --   $  7.764
 Number of Units Outstanding, End of Period                      --          0
LSA EQUITY GROWTH (5)
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.087
 Accumulation Unit Value, End of Period                     $ 9.087   $  6.275
 Number of Units Outstanding, End of Period                     198        689
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.144
 Accumulation Unit Value, End of Period                     $ 8.144   $  5.300
 Number of Units Outstanding, End of Period                  28,157     31,880
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.828
 Accumulation Unit Value, End of Period                     $ 8.828   $  6.849
 Number of Units Outstanding, End of Period                  20,784     27,105
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.602
 Accumulation Unit Value, End of Period                     $ 9.602   $  6.444
 Number of Units Outstanding, End of Period                   7,674     20,990
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.444
 Accumulation Unit Value, End of Period                     $ 8.444   $  6.255
 Number of Units Outstanding, End of Period                  14,559     14,381
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  7.533
 Accumulation Unit Value, End of Period                     $ 7.533   $  5.715
 Number of Units Outstanding, End of Period                  20,335     21,447
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.818
 Accumulation Unit Value, End of Period                     $ 8.818   $  6.266
 Number of Units Outstanding, End of Period                  11,201     27,413
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.678
 Accumulation Unit Value, End of Period                     $ 8.678   $  6.245
 Number of Units Outstanding, End of Period                  68,758    134,635
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.298
 Accumulation Unit Value, End of Period                     $ 9.298   $  7.124
 Number of Units Outstanding, End of Period                  26,672     27,128
OPPENHEIMER MAIN STREET (6)
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.155
 Accumulation Unit Value, End of Period                     $ 9.155   $  7.315
 Number of Units Outstanding, End of Period                  44,954     79,731


                                 95 PROSPECTUS

OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.232
 Accumulation Unit Value, End of Period                     $10.232   $ 10.818
 Number of Units Outstanding, End of Period                  37,733    110,799
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.202
 Accumulation Unit Value, End of Period                     $ 9.202   $  7.335
 Number of Units Outstanding, End of Period                  32,365     26,466
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.051
 Accumulation Unit Value, End of Period                     $ 8.051   $  5.586
 Number of Units Outstanding, End of Period                   2,002      7,046
PUTNAM VT HEALTH SCIENCES
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.645
 Accumulation Unit Value, End of Period                     $ 9.645   $  7.560
 Number of Units Outstanding, End of Period                   8,615     15,785
PUTNAM VT INTERNATIONAL EQUITY(7)
 Accumulation Unit Value, Beginning of Period               $10.000   $ 11.820
 Accumulation Unit Value, End of Period                     $11.820   $  9.576
 Number of Units Outstanding, End of Period                       0          0
PUTNAM VT NEW VALUE
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.558
 Accumulation Unit Value, End of Period                     $ 9.558   $  7.937
 Number of Units Outstanding, End of Period                  11,841     16,427
PUTNAM VT RESEARCH CLASS IB
 Accumulation Unit Value, Beginning of Period               $10.000   $ 12.048
 Accumulation Unit Value, End of Period                     $12.048   $  9.223
 Number of Units Outstanding, End of Period                       0      1,135
VAN KAMPEN UIF CORE PLUS FIXED INCOME
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.437
 Accumulation Unit Value, End of Period                     $10.437   $ 11.023
 Number of Units Outstanding, End of Period                      98     35,731
VAN KAMPEN UIF GLOBAL VALUE EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.274
 Accumulation Unit Value, End of Period                     $ 9.274   $  7.586
 Number of Units Outstanding, End of Period                       0          0
VAN KAMPEN UIF U.S MID CAP CORE (8)
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.568
 Accumulation Unit Value, End of Period                     $ 9.568   $  6.777
 Number of Units Outstanding, End of Period                      83      2,893
VAN KAMPEN UIF U.S. REAL ESTATE
 Accumulation Unit Value, Beginning of Period                    --   $ 10.000
 Accumulation Unit Value, End of Period                          --   $  8.968
 Number of Units Outstanding, End of Period                      --        590
VAN KAMPEN UIF VALUE
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.568
 Accumulation Unit Value, End of Period                     $ 9.599   $  7.353
 Number of Units Outstanding, End of Period                       0          0

 *The Allstate Provider Ultra Contracts were first offered on May 1, 2001. All Variable Sub-Accounts commenced prior to May 1, 2001 except the Putnam VT
 International Growth, and Putnam VT Research Class IB which were first offered under the Contracts on September 21, 2001. There is no AUV information for the LSA Diversified Mid-Cap and Van Kampen UIF U.S. Real Estate Variable Sub-Accounts as they were first offered under the Contracts on May 1, 2002.

                                 96 PROSPECTUS

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


                                     97 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE INCOME BENEFIT RIDER/1/
--------------------------------------------------------------------------------


ALLSTATE PROVIDER ULTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1/+/ AND ENDING DECEMBER 31,
                                                               2001      2002
Variable Sub-Accounts
AIM V.I. AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.603
 Accumulation Unit Value, End of Period                      $ 8.603   $ 6.547
 Number of Units Outstanding, End of Period                      530     3,166
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.106
 Accumulation Unit Value, End of Period                      $ 9.106   $ 7.428
 Number of Units Outstanding, End of Period                    8,928    39,007
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $  8.65
 Accumulation Unit Value, End of Period                      $  8.65   $ 6.443
 Number of Units Outstanding, End of Period                    7,427    12,814
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.482
 Accumulation Unit Value, End of Period                      $ 8.482   $ 7.046
 Number of Units Outstanding, End of Period                        0     7,809
AIM V.I. DENT DEMOGRAPHIC TRENDS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.456
 Accumulation Unit Value, End of Period                      $ 8.456   $ 5.641
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. DIVERSIFIED INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $10.109
 Accumulation Unit Value, End of Period                      $10.109   $10.176
 Number of Units Outstanding, End of Period                      507    11,636
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.381
 Accumulation Unit Value, End of Period                      $ 8.381   $ 5.692
 Number of Units Outstanding, End of Period                    4,883     7,263
AIM V.I. INTERNATIONAL GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.493
 Accumulation Unit Value, End of Period                      $ 8.493   $ 7.047
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.838
 Accumulation Unit Value, End of Period                      $ 8.838   $ 6.065
 Number of Units Outstanding, End of Period                   15,056    43,253
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.309
 Accumulation Unit Value, End of Period                      $ 8.309   $ 5.809
 Number of Units Outstanding, End of Period                        0     1,364
DREYFUS STOCK INDEX
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.034
 Accumulation Unit Value, End of Period                      $ 9.034   $ 6.901
 Number of Units Outstanding, End of Period                    2,060    15,918

                                 98 PROSPECTUS

DREYFUS VIF GROWTH & INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.140
 Accumulation Unit Value, End of Period                      $ 9.140   $ 6.716
 Number of Units Outstanding, End of Period                        0       544
DREYFUS VIF MONEY MARKET
 Accumulation Unit Value, Beginning of Period                $10.000   $10.107
 Accumulation Unit Value, End of Period                      $10.107   $10.091
 Number of Units Outstanding, End of Period                    4,062    17,969
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.481
 Accumulation Unit Value, End of Period                      $ 9.481   $ 7.853
 Number of Units Outstanding, End of Period                        0       960
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.449
 Accumulation Unit Value, End of Period                      $ 9.449   $ 8.404
 Number of Units Outstanding, End of Period                    4,269    11,387
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.354
 Accumulation Unit Value, End of Period                      $ 9.354   $ 7.626
 Number of Units Outstanding, End of Period                   21,250    62,281
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.666
 Accumulation Unit Value, End of Period                      $ 8.666   $ 5.944
 Number of Units Outstanding, End of Period                    2,130     6,031
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.001
 Accumulation Unit Value, End of Period                      $ 9.001   $ 9.149
 Number of Units Outstanding, End of Period                    3,040     5,031
FRANKLIN SMALL CAP(3)
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.270
 Accumulation Unit Value, End of Period                      $ 9.270   $ 6.505
 Number of Units Outstanding, End of Period                      509     4,832
FRANKLIN TECHNOLOGY SECURITIES*(4)
 Accumulation Unit Value, Beginning of Period                $10.000   $ 7.929
 Accumulation Unit Value, End of Period                      $ 7.929   $ 4.376
 Number of Units Outstanding, End of Period                      348       331
MUTUAL SHARES SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.816
 Accumulation Unit Value, End of Period                      $ 9.816   $ 8.518
 Number of Units Outstanding, End of Period                    3,552    18,783
TEMPLETON DEVELOPING MARKETS SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.418
 Accumulation Unit Value, End of Period                      $ 9.418   $ 9.254
 Number of Units Outstanding, End of Period                        0       767
TEMPLETON FOREIGN SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.761
 Accumulation Unit Value, End of Period                      $ 8.761   $ 7.020
 Number of Units Outstanding, End of Period                    1,036     8,733
GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.146
 Accumulation Unit Value, End of Period                      $10.146   $ 8.489
 Number of Units Outstanding, End of Period                        0       936

                                 99 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.000
 Accumulation Unit Value, End of Period                      $ 9.000   $ 6.917
 Number of Units Outstanding, End of Period                        0     1,021
LSA CAPITAL GROWTH (5)
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.830
 Accumulation Unit Value, End of Period                      $ 8.830   $ 6.569
 Number of Units Outstanding, End of Period                        0         0
LSA DIVERSIFIED MID-CAP
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --   $ 7.764
 Number of Units Outstanding, End of Period                       --         0
LSA EQUITY GROWTH (5)
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.087
 Accumulation Unit Value, End of Period                      $ 9.087   $ 6.275
 Number of Units Outstanding, End of Period                      168       387
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.144
 Accumulation Unit Value, End of Period                      $ 8.144   $ 5.300
 Number of Units Outstanding, End of Period                    6,533    25,642
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.828
 Accumulation Unit Value, End of Period                      $ 8.828   $ 6.849
 Number of Units Outstanding, End of Period                    3,393    26,418
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.602
 Accumulation Unit Value, End of Period                      $ 9.602   $ 6.444
 Number of Units Outstanding, End of Period                    2,355     5,904
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.444
 Accumulation Unit Value, End of Period                      $ 8.444   $ 6.255
 Number of Units Outstanding, End of Period                    1,783    15,215
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 7.553
 Accumulation Unit Value, End of Period                      $ 7.553   $ 5.715
 Number of Units Outstanding, End of Period                    6,058     4,973
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.818
 Accumulation Unit Value, End of Period                      $ 8.818   $ 6.266
 Number of Units Outstanding, End of Period                    3,962    22,134
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.678
 Accumulation Unit Value, End of Period                      $ 8.678   $ 6.245
 Number of Units Outstanding, End of Period                    9,979    53,979
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.298
 Accumulation Unit Value, End of Period                      $ 9.298   $ 7.124
 Number of Units Outstanding, End of Period                    3,338    15,026
OPPENHEIMER MAIN STREET (6)
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.155
 Accumulation Unit Value, End of Period                      $ 9.155   $ 7.315
 Number of Units Outstanding, End of Period                   14,089    34,714

                                 100 PROSPECTUS

OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.232
 Accumulation Unit Value, End of Period                      $10.232   $10.818
 Number of Units Outstanding, End of Period                    8,015    31,058
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.202
 Accumulation Unit Value, End of Period                      $ 9.202   $ 7.335
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.051
 Accumulation Unit Value, End of Period                      $ 8.051   $ 5.586
 Number of Units Outstanding, End of Period                    2,093     7,128
PUTNAM VT HEALTH SCIENCES
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.645
 Accumulation Unit Value, End of Period                      $ 9.645   $ 7.560
 Number of Units Outstanding, End of Period                    9,717    14,519
PUTNAM VT INTERNATIONAL EQUITY(7)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.820
 Accumulation Unit Value, End of Period                      $11.820   $ 9.576
 Number of Units Outstanding, End of Period                        0       179
PUTNAM VT NEW VALUE
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.558
 Accumulation Unit Value, End of Period                      $ 9.558   $ 7.937
 Number of Units Outstanding, End of Period                    1,206     5,106
PUTNAM VT RESEARCH CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $12.048
 Accumulation Unit Value, End of Period                      $12.048   $ 9.223
 Number of Units Outstanding, End of Period                      257       337
VAN KAMPEN UIF CORE PLUS FIXED INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $10.437
 Accumulation Unit Value, End of Period                      $10.437   $11.023
 Number of Units Outstanding, End of Period                    3,648    23,368
VAN KAMPEN UIF GLOBAL VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.274
 Accumulation Unit Value, End of Period                      $ 9.274   $ 7.586
 Number of Units Outstanding, End of Period                        0         0
VAN KAMPEN UIF U.S. MID CAP CORE (8)
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.568
 Accumulation Unit Value, End of Period                      $ 9.568   $ 6.777
 Number of Units Outstanding, End of Period                    1,343     2,377
VAN KAMPEN UIF U.S. REAL ESTATE
 Accumulation Unit Value, Beginning of Period                     --   $10.000
 Accumulation Unit Value, End of Period                           --     8.968
 Number of Units Outstanding, End of Period                       --         0
VAN KAMPEN UIF VALUE
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.599
 Accumulation Unit Value, End of Period                      $ 9.599   $ 7.353
 Number of Units Outstanding, End of Period                      657     3,071

 *The Allstate Provider Ultra Contracts were first offered on May 1, 2001. All Variable Sub-Accounts commenced prior to May 1, 2001 except the Putnam VT
 International Growth, and Putnam VT Research Class IB which were first offered under the Contracts on September 21, 2001. There is no AUV information for the LSA Diversified Mid-Cap and Van Kampen UIF U.S. Real Estate Variable Sub-Accounts as they were first offered under the Contracts on May 1, 2002.

                                 101 PROSPECTUS

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


                                      102 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS1
--------------------------------------------------------------------------------


ALLSTATE PROVIDER ULTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1+ AND ENDING DECEMBER 31,
Variable Sub-Accounts                                                2001         2002
AIM V.I. AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.589
 Accumulation Unit Value, End of Period                             $ 8.589   $ 6.547
 Number of Units Outstanding, End of Period                             122     3,314
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 9.090
 Accumulation Unit Value, End of Period                             $ 9.090   $ 7.428
 Number of Units Outstanding, End of Period                           2,006    59,272
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.642
 Accumulation Unit Value, End of Period                             $ 8.642   $ 6.443
 Number of Units Outstanding, End of Period                          16,080    34,536
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.468
 Accumulation Unit Value, End of Period                             $ 8.468   $ 7.046
 Number of Units Outstanding, End of Period                               0    18,325
AIM V.I. DENT DEMOGRAPHIC TRENDS
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.441
 Accumulation Unit Value, End of Period                             $ 8.441   $ 5.641
 Number of Units Outstanding, End of Period                             843         0
AIM V.I. DIVERSIFIED INCOME
 Accumulation Unit Value, Beginning of Period                       $10.000   $10.092
 Accumulation Unit Value, End of Period                             $10.092   $10.176
 Number of Units Outstanding, End of Period                              38     6,695
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.367
 Accumulation Unit Value, End of Period                             $ 8.367   $ 5.692
 Number of Units Outstanding, End of Period                          13,911     4,499
AIM V.I. INTERNATIONAL GROWTH
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.479
 Accumulation Unit Value, End of Period                             $ 8.479   $ 7.047
 Number of Units Outstanding, End of Period                               0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.823
 Accumulation Unit Value, End of Period                             $ 8.823   $ 6.065
 Number of Units Outstanding, End of Period                          22,170    44,074
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.295
 Accumulation Unit Value, End of Period                             $ 8.295   $ 5.809
 Number of Units Outstanding, End of Period                               0    13,511
DREYFUS STOCK INDEX
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 9.018
 Accumulation Unit Value, End of Period                             $ 9.018   $ 6.901
 Number of Units Outstanding, End of Period                           2,030    34,428

                                 103 PROSPECTUS

DREYFUS VIF GROWTH & INCOME
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 9.124
 Accumulation Unit Value, End of Period                             $ 9.124   $ 6.716
 Number of Units Outstanding, End of Period                               0     1,249
DREYFUS VIF MONEY MARKET
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 10.090
 Accumulation Unit Value, End of Period                             $10.090   $ 10.091
 Number of Units Outstanding, End of Period                           3,777      2,198
FIDELITY VIP ASSET MANAGER: GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                       $10.000   $  9.456
 Accumulation Unit Value, End of Period                             $ 9.456   $  7.853
 Number of Units Outstanding, End of Period                               0          0
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                       $10.000   $  9.433
 Accumulation Unit Value, End of Period                             $ 9.433   $  8.404
 Number of Units Outstanding, End of Period                           5,676     26,889
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                       $10.000   $  9.339
 Accumulation Unit Value, End of Period                             $ 9.339   $  7.626
 Number of Units Outstanding, End of Period                          16,281    100,659
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                       $10.000   $  8.651
 Accumulation Unit Value, End of Period                             $ 8.651   $  5.944
 Number of Units Outstanding, End of Period                           2,064     35,644
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                       $10.000   $  8.986
 Accumulation Unit Value, End of Period                             $ 8.986   $  9.149
 Number of Units Outstanding, End of Period                           5,100     47,369
FRANKLIN SMALL CAP(3)
 Accumulation Unit Value, Beginning of Period                       $10.000   $  9.254
 Accumulation Unit Value, End of Period                             $ 9.254   $  6.505
 Number of Units Outstanding, End of Period                           1,972      2,501
FRANKLIN TECHNOLOGY SECURITIES*(4)
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 7.915
 Accumulation Unit Value, End of Period                             $ 7.915   $ 4.376
 Number of Units Outstanding, End of Period                               0         0
MUTUAL SHARES SECURITIES
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 9.800
 Accumulation Unit Value, End of Period                             $ 9.800   $ 8.518
 Number of Units Outstanding, End of Period                             837    15,478
TEMPLETON DEVELOPING MARKETS SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 9.402
 Accumulation Unit Value, End of Period                             $ 9.402   $ 9.254
 Number of Units Outstanding, End of Period                               0         0
TEMPLETON FOREIGN SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.746
 Accumulation Unit Value, End of Period                             $ 8.746   $ 7.020
 Number of Units Outstanding, End of Period                             119     2,439
GOLDMAN SACHS VIT CORE/SM /SMALL CAP EQUITY
 Accumulation Unit Value, Beginning of Period                       $10.000   $10.129
 Accumulation Unit Value, End of Period                             $10.129   $ 8.489
 Number of Units Outstanding, End of Period                               0     1,225

                                 104 PROSPECTUS

GOLDMAN SACHS VIT CORE/SM/ U.S. EQUITY
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.985
 Accumulation Unit Value, End of Period                             $ 8.985   $ 6.917
 Number of Units Outstanding, End of Period                               0        92
LSA CAPITAL GROWTH (5)
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.815
 Accumulation Unit Value, End of Period                             $ 8.815   $ 6.571
 Number of Units Outstanding, End of Period                             507     1,876
LSA DIVERSIFIED MID-CAP
 Accumulation Unit Value, Beginning of Period                            --   $10.000
 Accumulation Unit Value, End of Period                                  --   $ 7.764
 Number of Units Outstanding, End of Period                              --         0
LSA EQUITY GROWTH (5)
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 9.072
 Accumulation Unit Value, End of Period                             $ 9.072   $ 6.275
 Number of Units Outstanding, End of Period                             340       689
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.130
 Accumulation Unit Value, End of Period                             $ 8.130   $ 5.300
 Number of Units Outstanding, End of Period                          13,429    31,880
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.813
 Accumulation Unit Value, End of Period                             $ 8.813   $ 6.849
 Number of Units Outstanding, End of Period                           4,190    27,105
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 9.586
 Accumulation Unit Value, End of Period                             $ 9.586   $ 6.444
 Number of Units Outstanding, End of Period                             683    20,990
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.430
 Accumulation Unit Value, End of Period                             $ 8.430   $ 6.255
 Number of Units Outstanding, End of Period                             936    14,381
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 7.520
 Accumulation Unit Value, End of Period                             $ 7.520   $ 5.715
 Number of Units Outstanding, End of Period                           7,254    21,447
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 8.803
 Accumulation Unit Value, End of Period                             $ 8.803   $ 6.266
 Number of Units Outstanding, End of Period                           6,136     27,413
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                       $10.000   $  8.663
 Accumulation Unit Value, End of Period                             $ 8.663   $  6.245
 Number of Units Outstanding, End of Period                          13,792    134,635
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                       $10.000   $  9.282
 Accumulation Unit Value, End of Period                             $ 9.282   $  7.124
 Number of Units Outstanding, End of Period                           2,830     27,128
OPPENHEIMER MAIN STREET (6)
 Accumulation Unit Value, Beginning of Period                       $10.000   $  9.140
 Accumulation Unit Value, End of Period                             $ 9.140   $  7.315
 Number of Units Outstanding, End of Period                          12,659     79,731

                                 105 PROSPECTUS

OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 10.215
 Accumulation Unit Value, End of Period                             $10.215   $ 10.818
 Number of Units Outstanding, End of Period                           6,083    100,799
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                       $10.000   $  9.186
 Accumulation Unit Value, End of Period                             $ 9.186   $  7.335
 Number of Units Outstanding, End of Period                             642     26,466
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                       $10.000   $  8.037
 Accumulation Unit Value, End of Period                             $ 8.037   $  5.586
 Number of Units Outstanding, End of Period                               0      7,046
PUTNAM VT HEALTH SCIENCES
 Accumulation Unit Value, Beginning of Period                       $10.000   $  9.629
 Accumulation Unit Value, End of Period                             $ 9.629   $  7.560
 Number of Units Outstanding, End of Period                          11,843     15,785
PUTNAM VT INTERNATIONAL EQUITY(7)
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 11.812
 Accumulation Unit Value, End of Period                             $11.812   $  9.576
 Number of Units Outstanding, End of Period                               0          0
PUTNAM VT NEW VALUE
 Accumulation Unit Value, Beginning of Period                       $10.000   $  9.542
 Accumulation Unit Value, End of Period                             $ 9.542   $  7.937
 Number of Units Outstanding, End of Period                               0     16,427
PUTNAM VT RESEARCH CLASS IB
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 12.040
 Accumulation Unit Value, End of Period                             $12.040   $  9.223
 Number of Units Outstanding, End of Period                               0      1,135
VAN KAMPEN UIF CORE PLUS FIXED INCOME
 Accumulation Unit Value, Beginning of Period                       $10.000   $10.420
 Accumulation Unit Value, End of Period                             $10.420   $11.023
 Number of Units Outstanding, End of Period                           1,283    35,731
VAN KAMPEN UIF GLOBAL VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 9.258
 Accumulation Unit Value, End of Period                             $ 9.258   $ 7.586
 Number of Units Outstanding, End of Period                              54         0
VAN KAMPEN UIF U.S. MID CAP CORE (8)
 Accumulation Unit Value, Beginning of Period                       $10.000   $ 9.552
 Accumulation Unit Value, End of Period                             $ 9.552   $ 6.777
 Number of Units Outstanding, End of Period                           3,078     2,893
VAN KAMPEN UIF U.S. REAL ESTATE
 Accumulation Unit Value, Beginning of Period                            --   $10.000
 Accumulation Unit Value, End of Period                                  --   $ 8.968
 Number of Units Outstanding, End of Period                              --       590
VAN KAMPEN UIF VALUE
 Accumulation Unit Value, Beginning of Period                       $10.000    $9.583
 Accumulation Unit Value, End of Period                             $ 9.583    $ 7.353
 Number of Units Outstanding, End of Period                               0         0

*The Allstate Provider Ultra Contracts were first offered on May 1, 2001. All Variable Sub-Accounts commenced prior to May 1, 2001 except the Putnam VT
 International Growth, and Putnam VT Research Class IB which were first offered under the Contracts on September 21, 2001. There is no AUV information for the LSA Diversified Mid-Cap and Van Kampen UIF U.S. Real Estate Variable Sub-Accounts as they were first offered under the Contracts on May 1, 2002.

                                 106 PROSPECTUS

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.75%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2002, the Franklin Global Health Care Portfolio merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2002, we combined the Franklin Global Health Care Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(4) Effective May 1, 2003 the Franklin Technology Securities Fund merged into the Franklin Small Cap Fund. Accordingly, for administrative convenience, on May 1, 2003, we combined the Franklin Technology Securities Variable Sub-Account into the Franklin Small Cap Variable Sub-Account.
(5) Effective 5/1/03 the LSA Focused Equity Fund and the LSA Growth Equity Fund changed their names to LSA Equity Growth Fund and LSA Capital Growth Fund, respectively. We have made a corresponding change in the name of the Variable Sub-Account that invest in that Portfolio.
(6) Effective May 1, 2003, the Portfolio changed its name from the Oppenheimer Main Street Growth and Income Fund to the Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(7) Effective May 1, 2003, the Portfolio changed its name from the Putnam VT International Growth Fund to the Putnam VT International Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(8) Effective May 1, 2003, the Portfolio changed its name from the Van Kampen UIF Mid Cap Value Portfolio to the Van Kampen UIF U.S. Mid Cap Core Portfolio. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.


                                 107 PROSPECTUS

APPENDIX B MARKET VALUE ADJUSTMENT EXAMPLES
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request.*

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

*If a U.S. Treasury Note ("Note") with a maturity of the Guarantee Period is not available, we will determine an appropriate interest rate based on an interpolation of the next shortest duration and next longest duration Notes.

The Market Value Adjustment factor is determined from the following formula:

                            .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.


                                     108 PROSPECTUS

EXAMPLES OF MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

Purchase Payment: $10,000 (plus Credit Enhancement of $400 for ALLSTATE PROVIDER EXTRA CONTRACTS) allocated to a Guarantee Period

Guarantee Period: 5 years

Interest Rate: 4.50%

Full Surrender: End of Contract Year 3

NOTE: These examples assume that premium taxes are not applicable.


EXAMPLE 1 FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS (ASSUMES DECLINING INTEREST
                                     RATES)

Step 1.  Calculate Contract   $10,000.00 X (1.045)/3 /= $11,411.66
 Value at End of Contract
 Year 3:
Step 2. Calculate the Free    .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the Market  I = 4.5%
 Value Adjustment:            J = 4.2%
                              N = 730 days    =2
                                  --------
                                      365 days
                              Market Value Adjustment Factor: .9 X [I - (J +
                              .0025)] X N = .9 X [.045 - (.042 + .0025)] X 2 =
                              .0009

                              Market Value Adjustment = Market Value Adjustment
                              Factor X Amount Subject to Market Value
                              Adjustment:
                               = .0009 X ($11,411.66 - $1,500.00) = $8.92




Step 4. Calculate the amount  $11,411.66 + $8.92 = $11,420.58 received by a Contract
 owner as a result of full
 withdrawal at the end of
 Contract Year 3:

                                 109 PROSPECTUS

 EXAMPLE 2: FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS (ASSUMES RISING INTEREST
                                     RATES)


Step 1.  Calculate Contract   $10,000.00 X (1.045)/3 /= $11,411.66
 Value at End of Contract
 Year 3:
Step 2. Calculate the Free    .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the Market  I = 4.5%
 Value Adjustment:            J = 4.8%
                              N = 730 days    =2
                                  --------
                                      365 days
                              Market Value Adjustment Factor: .9 X [I - (J +
                              .0025)] X N = .9 X [.045 - (.048 + .0025)] X 2 =
                              -.0099

                              Market Value Adjustment = Market Value Adjustment
                              Factor X Amount Subject to Market Value
                              Adjustment:
                               = -.0099 X ($11,411.66 - $1,500.00) = -$98.13




Step 4. Calculate the amount  $11,411.66 - $98.13 = $11,313.53 received by a Contract
 owner as a result of full
 withdrawal at the end of
 Contract Year 3:



  EXAMPLE 3: FOR ALLSTATE PROVIDER ULTRA CONTRACTS (ASSUMES DECLINING INTEREST
                                     RATES)


Step 1. Calculate Contract      $10,000.00 X (1.045)/3 /= $11,411.66
 Value at End of Contract Year
 3:
Step 2. Calculate the Free      .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the           = .06 X  ($10,000 - $1,500) = $510.00
 Withdrawal Charge:
Step 4. Calculate the Market    I = 4.50%
 Value Adjustment:              J = 4.20%
                                N = 730 days    =2
                                    --------
                                        365 days
                                Market Value Adjustment Factor:.9 X [I - (J
                                +.0025)] X N =.9 X [.045 - (.042 +.0025)] X 2
                                =.0009

                                Market Value Adjustment = Market Value
                                Adjustment Factor X Amount Subject to Market
                                Value Adjustment:
                                 =.0009 X ($11,411.66 - $1,500.00) = $8.92




Step 5. Calculate the amount    $11,411.66 - $510.00 + $8.92 = $10,910.58
 received by a Contract owner
 as a result of full
 withdrawal at the end of
 Contract Year 3:








                                 110 PROSPECTUS

EXAMPLE 4: FOR ALLSTATE PROVIDER ULTRA CONTRACTS (ASSUMES RISING INTEREST RATES)


Step 1.  Calculate Contract     $10,000.00 X (1.045)/3 /= $11,411.66
 Value at End of Contract Year
 3:
Step 2. Calculate the Free      .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the           = .06 X  ($10,000 - $1,500) = $510.00
 Withdrawal Charge
Step 4. Calculate the Market    I = 4.50%
 Value Adjustment:              J = 4.80%
                                N = 730 days    =2
                                    --------
                                        365 days
                                Market Value Adjustment Factor: .9 X [I - (J +
                                .0025)] X N
                                = .9 X [.045 - (.048 + .0025)] X 2 = -.0099

                                Market Value Adjustment = Market Value
                                Adjustment Factor X Amount Subject to Market
                                Value Adjustment:
                                 = -.0099 X ($11,411.66 - $1,500.00) =
                                -($98.13)




Step 5. Calculate the amount    $11,411.66 - $510.00 - $98.13 = $10,803.53
 received by a Contract owner
 as a result of full
 withdrawal at the end of
 Contract Year 3:



  EXAMPLE 5: FOR ALLSTATE PROVIDER EXTRA CONTRACTS (ASSUMES DECLINING INTEREST
                                     RATES)


Step 1.  Calculate Contract     $10,400.00 X (1.045)/3 /= $11,868.13
 Value at End of Contract Year
 3:
Step 2. Calculate the Free      .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the
 Withdrawal Charge:             = .08 X ($10,000 - $1,500) = $680
Step 4. Calculate the Market    I = 4.5%
 Value Adjustment:              J = 4.2%
                                N = 730 days    =2
                                    --------
                                        365 days
                                Market Value Adjustment Factor: .9 X [I - (J +
                                .0025)] X N
                                = .9 X [.045 - (.042 + .0025)] X 2 = .0009

                                Market Value Adjustment = Market Value
                                Adjustment Factor X Amount Subject to Market
                                Value Adjustment:
                                 = .0009 X ($11,868.13 - $1,500.00) = $9.33




Step 5. Calculate the amount    $11,868.13 - $680.00 + $9.33= $11,197.46
 received by a Contract owner
 as a result of full
 withdrawal at the end of
 Contract Year 3:





                                 111 PROSPECTUS

  EXAMPLE 6: ALLSTATE PROVIDER EXTRA CONTRACTS (ASSUMES RISING INTEREST RATES)


Step 1.  Calculate Contract Value at End   $10,400.00 X (1.045)/3 /= $11,868.13
 of Contract Year 3:
Step 2. Calculate the Free Withdrawal      .15 X ($10,000.00) = $1,500.00
 Amount:
Step 3. Calculate the Withdrawal Charge:   = .08 X ($10,000 - $1,500) = $680
Step 4. Calculate the Market Value         I = 4.5%
 Adjustment:                               J = 4.8%
                                           N = 730 days    =2
                                               --------
                                                   365 days
                                           Market Value Adjustment Factor: .9 X
                                           [I - (J + .0025)] X N
                                           = .9 X [.045 - (.048 + .0025)] X 2 =
                                           -.0099

                                           Market Value Adjustment = Market
                                           Value Adjustment Factor X Amount
                                           Subject to Market Value Adjustment:
                                            = -.0099 X ($11,868.13 - $1,500.00)
                                           = ( $102.64)




Step 5. Calculate the amount received by   $11,868.13 - $680.00 - $102.64 =
 a Contract owner as a result of full      $11,085.49
 withdrawal at the end of Contract Year
 3:






                                 112 PROSPECTUS

APPENDIX C CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT AMOUNT
--------------------------------------------------------------------------------

ALLSTATE PROVIDER ADVANTAGE AND PROVIDER EXTRA CONTRACTS

EXAMPLE1. In this example, assume that the oldest Owner is age 55 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Rider when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Glenbrook receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.

Excess-of-Earnings Withdrawals = $0

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $100,000 ($100,000 + $0 - $0)

In-Force Earnings = $25,000 ($125,000 - $100,000)

Enhanced Earnings Death Benefit = 40% X $25,000 = $10,000.

Since 40% In-Force Earnings are less than 80% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

EXAMPLE 2. In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. At the time the withdrawal is taken, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Glenbrook receives due proof of death will be assumed to be $114,000.

Excess of Earnings Withdrawals = $5,000 ($10,000 - $5,000)

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $95,000 ($100,000 + $0 - $5,000)

In-Force Earnings = $19,000 ($114,000 - $95,000)

Enhanced Earnings Death Benefit = 40% X $19,000 = $7,600.

Since 40% In-Force Earnings are less than 80% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

EXAMPLE 3. This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 65 on the Rider Date. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the owner dies with a Contract Value of $140,000 on the date Glenbrook receives Due Proof of Death.

Excess of Earnings Withdrawals = $30,000 ($50,000 - $20,000)

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $120,000 ($110,000 + $40,000 - $30,000)

In-Force Earnings = $20,000 ($140,000 - $120,000)

Enhanced Earnings Death Benefit = 30% of $20,000 = $6,000.

In this example, In-Force Premium is equal to the Contract Value on the date the Rider was issued plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since 30% In-Force Earnings are less than 60% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.





                                 113 PROSPECTUS

ALLSTATE PROVIDER ULTRA CONTRACTS

EXAMPLE1. In this example, assume that the oldest Owner is age 55 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Rider when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Glenbrook receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.

Excess-of-Earnings Withdrawals = $0

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $100,000 ($100,000 + $0 - $0)

Death Benefit Earnings = $25,000 ($125,000 - $100,000)

Enhanced Earnings Death Benefit = 40% X $25,000 = $10,000.

Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.

EXAMPLE 2. In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. At the time the withdrawal is taken, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the Death Benefit Earnings at the time of the withdrawal. The Contract Value on the date Glenbrook receives due proof of death will be assumed to be $114,000.

Excess of Earnings Withdrawals = $5,000 ($10,000 - $5,000)

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $95,000 ($100,000 + $0 -$5,000)

Death Benefit Earnings = $19,000 ($114,000 - $95,000)

Enhanced Earnings Death Benefit = 40% X $19,000 = $7,600.

Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.

EXAMPLE 3. This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 65 on the Rider Date. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the owner dies with a Contract Value of $140,000 on the date Glenbrook receives Due Proof of Death.

Excess of Earnings Withdrawals = $30,000 ($50,000 - $20,000)

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $120,000 ($110,000 + $40,000 - $30,000)

Death Benefit Earnings = $20,000 ($140,000 - $120,000)

Enhanced Earnings Death Benefit = 30% of $20,000 = $6,000.

In this example, In-Force Premium is equal to the Contract Value on the date the Rider was issued plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.


                                 114 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION
--------------------------------------------------------------------------------
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
--------------------------------------------------------------------------------
THE CONTRACT
--------------------------------------------------------------------------------
  Purchases of Contracts
--------------------------------------------------------------------------------
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
  Standardized Total Returns
--------------------------------------------------------------------------------
  Non-standardized Total Returns
--------------------------------------------------------------------------------
  Adjusted Historical Total Returns
--------------------------------------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
--------------------------------------------------------------------------------
CALCULATION OF ANNUITY UNIT VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DESCRIPTION
--------------------------------------------------------------------------------
GENERAL MATTERS
--------------------------------------------------------------------------------
  Incontestability
--------------------------------------------------------------------------------
  Settlements
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's
--------------------------------------------------------------------------------
  Assets
--------------------------------------------------------------------------------
  Premium Taxes
--------------------------------------------------------------------------------
  Tax Reserves
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS
--------------------------------------------------------------------------------
QUALIFIED PLANS
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.




                                     115 PROSPECTUS

THE ALLSTATE(R) PROVIDER VARIABLE ANNUITY SERIES
GLENBROOK LIFE AND ANNUITY COMPANY
300 N. MILWAUKEE AVE.
VERNON HILLS, IL 60061

TELEPHONE NUMBER: 1-800-755-5275
                                                    PROSPECTUS DATED MAY 1, 2003

 -------------------------------------------------------------------------------
Glenbrook Life and Annuity Company ("GLENBROOK","GLENBROOK LIFE""WE", OR "US") is offering the following group and individual flexible premium deferred variable annuity contracts (each, a "Contract"):

.. The Allstate/(R)/ Provider Advantage Variable Annuity
        (Formerly referred to as "The Glenbrook Provider Advantage Variable Annuity")

.. The Allstate/(R)/ Provider Ultra Variable Annuity
        (Formerly referred to as "The Glenbrook Provider Ultra Variable
        Annuity")

Glenbrook is a wholly owned subsidiary of the Allstate Life Insurance Company. This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Not all Contracts may be available in all states or through your sales representative. Please check with your sales representative for details.

Each Contract currently offers 42 investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include 3 fixed account options ("FIXED ACCOUNT OPTIONS") and 39 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Glenbrook Life Multi-Manager Variable Account ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the portfolios ("PORTFOLIOS") of the following underlying funds ("FUNDS"):


AIM VARIABLE INSURANCE FUNDS - SERIES I                    MFS(R) VARIABLE INSURANCE
                                                            TRUST/SM/(SERVICE CLASS)
FEDERATED INSURANCE SERIES                                 OPPENHEIMERVARIABLEACCOUNTFUNDS
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (SERVICE       PUTNAM VARIABLE TRUST CLASS IB
 CLASS 2)
FRANKLIN TEMPLETON VARIABLE INSURANCE                       STI CLASSIC VARIABLE TRUST
PRODUCTS TRUST (CLASS 2)





Each Fund has multiple Portfolios. Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your representative for further information on the availability of Funds and/or Portfolios. Your annuity application will list all available Portfolios.


Glenbrook has filed a Statement of Additional Information, dated May 1, 2003, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 84 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

                       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                       APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN
                       THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR
                       THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU
                       OTHERWISE IS COMMITTING A FEDERAL CRIME.

      IMPORTANT        THE CONTRACTS MAY BE DISTRIBUTED THROUGH
                       BROKER-DEALERS THAT  HAVE RELATIONSHIPS WITH BANKS OR
       NOTICES         OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH
                       BANKS. HOWEVER, THE CONTRACTS ARE NOT DEPOSITS, OR
                       OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS OR
                       ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE
                       CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING
                       POSSIBLE LOSS OF PRINCIPAL.

                        THE CONTRACTS ARE NOT FDIC INSURED.




                                       1 PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                       PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Important Terms                                                       3
--------------------------------------------------------------------------------
  Overview of Contracts                                                 4
--------------------------------------------------------------------------------
  The Contract At A Glance                                              5
--------------------------------------------------------------------------------
  How the Contract Works                                                8
--------------------------------------------------------------------------------
  Expense Table                                                         9
--------------------------------------------------------------------------------
  Financial Information                                                 12
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
  The Contract                                                          13
--------------------------------------------------------------------------------
  Purchases                                                             15
--------------------------------------------------------------------------------
  Contract Value                                                        16
--------------------------------------------------------------------------------
  INVESTMENT ALTERNATIVES
--------------------------------------------------------------------------------
     The Variable Sub-Accounts                                          17
--------------------------------------------------------------------------------
     The Fixed Account Options                                          19
--------------------------------------------------------------------------------
     Transfers                                                          23
--------------------------------------------------------------------------------
  Expenses                                                              25
--------------------------------------------------------------------------------
  Access To Your Money                                                  27
--------------------------------------------------------------------------------
  Income Payments                                                       29
--------------------------------------------------------------------------------
  Death Benefits                                                        32
--------------------------------------------------------------------------------



                                                                       PAGE

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information                                                      38
--------------------------------------------------------------------------------
  Glenbrook                                                             38
--------------------------------------------------------------------------------
  The Variable Account                                                  38
--------------------------------------------------------------------------------
  The Portfolios                                                        38
--------------------------------------------------------------------------------
  The Contract                                                          39
--------------------------------------------------------------------------------
  Qualified Plans                                                       39
--------------------------------------------------------------------------------
  Legal Matters                                                         40
--------------------------------------------------------------------------------
  Taxes                                                                 41
--------------------------------------------------------------------------------
  Taxation of Annuities in General                                      41
--------------------------------------------------------------------------------
  Income Tax Withholding                                                43
--------------------------------------------------------------------------------
  Tax Qualified Contracts                                               43
--------------------------------------------------------------------------------
  Annual Reports and Other Documents                                    47
--------------------------------------------------------------------------------
  Performance Information                                               47
--------------------------------------------------------------------------------
APPENDIX A - ACCUMULATION UNIT VALUES                                   48
--------------------------------------------------------------------------------
APPENDIX B - MARKET VALUE ADJUSTMENT EXAMPLES                           80
--------------------------------------------------------------------------------
APPENDIX C - CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT AMOUNT      84
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                   86
--------------------------------------------------------------------------------



                                       2 PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                        PAGE

--------------------------------------------------------------------------------
ACCUMULATION PHASE                                                      8
--------------------------------------------------------------------------------
ACCUMULATION UNIT                                                       12
--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE                                                 12
--------------------------------------------------------------------------------
ANNIVERSARY VALUES                                                      33
--------------------------------------------------------------------------------
ANNUITANT                                                               13
--------------------------------------------------------------------------------
AUTOMATIC ADDITIONS PLAN                                                15
--------------------------------------------------------------------------------
AUTOMATIC PORTFOLIO REBALANCING PROGRAM                                 24
--------------------------------------------------------------------------------
BENEFICIARY                                                             13
--------------------------------------------------------------------------------
CANCELLATION PERIOD                                                     5
--------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                                                  13
--------------------------------------------------------------------------------
CONTRACT*                                                               13
--------------------------------------------------------------------------------
CONTRACT ANNIVERSARY                                                    5
--------------------------------------------------------------------------------
CONTRACT OWNER ("YOU")                                                  13
--------------------------------------------------------------------------------
CONTRACT VALUE                                                          5
--------------------------------------------------------------------------------
CONTRACT YEAR                                                           5
--------------------------------------------------------------------------------
DEATH BENEFIT ANNIVERSARY                                               32
--------------------------------------------------------------------------------
DEATH BENEFIT EARNINGS                                                  34
--------------------------------------------------------------------------------
DOLLAR COST AVERAGING PROGRAM                                           24
--------------------------------------------------------------------------------
DUE PROOF OF DEATH                                                      32
--------------------------------------------------------------------------------
ENHANCED EARNINGS DEATH BENEFIT RIDER                                   34
--------------------------------------------------------------------------------
ENHANCED DEATH BENEFIT RIDER                                            32
--------------------------------------------------------------------------------
EXCESS-OF-EARNINGS WITHDRAWAL                                           35
--------------------------------------------------------------------------------
FIXED ACCOUNT OPTIONS                                                   19
--------------------------------------------------------------------------------
FREE WITHDRAWAL AMOUNT                                                  26
--------------------------------------------------------------------------------
FUNDS                                                                   1
--------------------------------------------------------------------------------
GLENBROOK ("WE" OR "US")                                                1
--------------------------------------------------------------------------------


                                                                       PAGE

--------------------------------------------------------------------------------
GUARANTEE PERIODS                                                       20
--------------------------------------------------------------------------------
GUARANTEED INCOME BENEFIT                                               31
--------------------------------------------------------------------------------
GUARANTEED MATURITY FIXED ACCOUNT                                       20
--------------------------------------------------------------------------------
INCOME BASE                                                             31
--------------------------------------------------------------------------------
INCOME BENEFIT RIDER                                                    30
--------------------------------------------------------------------------------
INCOME PLAN                                                             29
--------------------------------------------------------------------------------
IN-FORCE EARNINGS                                                       34
--------------------------------------------------------------------------------
IN-FORCE PREMIUM                                                        34
--------------------------------------------------------------------------------
INVESTMENT ALTERNATIVES                                                 1
--------------------------------------------------------------------------------
ISSUE DATE                                                              8
--------------------------------------------------------------------------------
MARKET VALUE ADJUSTMENT                                                 21
--------------------------------------------------------------------------------
PAYOUT PHASE                                                            8
--------------------------------------------------------------------------------
PAYOUT START DATE                                                       27
--------------------------------------------------------------------------------
PORTFOLIOS                                                              1
--------------------------------------------------------------------------------
PRIMARY BENEFICIARY                                                     13
--------------------------------------------------------------------------------
QUALIFIED CONTRACTS                                                     5
--------------------------------------------------------------------------------
RIDER APPLICATION DATE                                                  5
--------------------------------------------------------------------------------
RIDER DATE                                                              30
--------------------------------------------------------------------------------
SEC                                                                     1
--------------------------------------------------------------------------------
SETTLEMENT VALUE                                                        32
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PROGRAM                                           28
--------------------------------------------------------------------------------
VALUATION DATE                                                          15
--------------------------------------------------------------------------------
VARIABLE ACCOUNT                                                        1
--------------------------------------------------------------------------------
VARIABLE SUB-ACCOUNT                                                    1
--------------------------------------------------------------------------------




*In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include both Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.




                                       3 PROSPECTUS

OVERVIEW OF CONTRACTS
--------------------------------------------------------------------------------

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

.. The ALLSTATE PROVIDER ADVANTAGE CONTRACT has a mortality and expense risk charge of 1.45%, and no withdrawal charge.


.. The ALLSTATE PROVIDER ULTRA CONTRACT has a mortality and expense risk charge of 1.25%, and a withdrawal charge of up to 7% with a 7 year withdrawal charge period (and an annual Free Withdrawal Amount).

Other differences between the Contracts relate to the effect of changing Annuitants under the Income Benefit Rider, the spousal continuation provision of the Enhanced Death Benefit and Enhanced Earnings Death Benefit Riders, and the calculation of the Enhanced Earnings Death Benefit.




                                       4 PROSPECTUS

THE CONTRACT AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.






FLEXIBLE PAYMENTS       You can purchase a Contract with as little as $5,000
                        ($2,000 for "QUALIFIED CONTRACTS", which are Contracts
                        issued within QUALIFIED PLANS). You can add to your
                        Contract as often and as much as you like, but each
                        payment must be at least $50.
-------------------------------------------------------------------------------
RIGHT TO CANCEL         You may cancel your Contract within 20 days of receipt
                        or any longer period as your state may require
                        ("CANCELLATION PERIOD"). Upon cancellation, we will
                        return your purchase payments adjusted, to the extent
                        federal or state law permits, to reflect the investment
                        experience of any amounts allocated to the Variable
                        Account, including the deduction of mortality and
                        expense risk charges and administrative expense
                        charges.
-------------------------------------------------------------------------------
EXPENSES                 You will bear the following expenses:


                        ALLSTATE PROVIDER ADVANTAGE CONTRACTS
                        -------------------------------------

                        .Total Variable Account annual fees equal to 1.55% of
                          average daily net assets (1.80% if you select the ENHANCED DEATH BENEFIT RIDER or the INCOME BENEFIT
                          RIDER; and 2.05% if you select both the Enhanced
                          Death Benefit and the Income Benefit Riders).

                        ALLSTATE PROVIDER ULTRA CONTRACTS
                        ---------------------------------

                        .Total Variable Account annual fees equal to 1.35% of
                          average daily net assets (1.60% if you select the Enhanced Death Benefits Rider or the Income Benefit
                          Rider; and 1.85% if you select both the Enhanced
                          Death Benefit and the Income Benefit Riders).

                        .Withdrawal charges ranging from 0% to 7% of purchase
                          payments withdrawn (with certain exceptions).
                                                                      -

                        BOTH CONTRACTS
                        --------------

                        . If you select the ENHANCED EARNINGS DEATH BENEFIT
                          RIDER, you would pay an additional annual fee of up to 0.35% (depending on the oldest Contract owner's age as of the date we receive the completed application or a written request to add the Rider, whichever is later ("RIDER APPLICATION DATE") of the CONTRACT VALUE on each Contract anniversary
                          ("CONTRACT ANNIVERSARY"). For more information about
                          Variable Account expenses, see "EXPENSES" below.

                        .Annual contract maintenance charge of $35 (with
                          certain exceptions)

                        .Transfer fee of $10 after 12th transfer in any
                          CONTRACT YEAR (fee currently waived)

                        . State premium tax (if your state imposes one).

                        In addition, each Portfolio pays expenses that you will
                        bear indirectly if you invest in a Variable
                        Sub-Account.
-------------------------------------------------------------------------------

                                       5 PROSPECTUS
-------------------------------------------------------------------------------
INVESTMENT              The Contract offers 42 investment alternatives
ALTERNATIVES            including:

                        .3 Fixed Account Options (which credit interest at
                          rates we guarantee)

                        .39 Variable Sub-Accounts investing in Portfolios
                          offering professional money management by these investment advisers:

                          . A I M Advisors, Inc.

                          . Federated Investment Management Company

                          . Fidelity Management & Research Company

                          . Franklin Advisers, Inc.

                          . MFS Investment Management(R)

                          . Oppenheimer Funds, Inc.

                          . Putnam Investment Management, LLC

                          . Templeton Global Advisors Limited

                          . Trusco Capital Management, Inc.

                        To find out current rates being paid on the Fixed
                        Account Options or how the Variable Sub-Accounts have
                        performed, call us at 1-800-755-5275.
-------------------------------------------------------------------------------
SPECIAL SERVICES        For your convenience, we offer these special services:

                        . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                        . AUTOMATIC ADDITIONS PROGRAM

                        . DOLLAR COST AVERAGING PROGRAM

                        . SYSTEMATIC WITHDRAWAL PROGRAM
-------------------------------------------------------------------------------
INCOME PAYMENTS          You can choose fixed income payments, variable income
                        payments, or a combination of the two. You can receive
                        your income payments in one of the following ways:

                        . life income with guaranteed payments

                        .a "joint and survivor" life income with guaranteed
                          payments

                        .guaranteed payments for a specified period (5 to 30
                          years)

                        We also offer an Income Benefit Rider.
-------------------------------------------------------------------------------
DEATH BENEFIT           If you or the ANNUITANT (if the Contract is owned by a
                        non-natural person) die before the PAYOUT START DATE,
                        we will pay the death benefit described in the
                        Contract.


                        We also offer an Enhanced Death Benefit Rider and
                        Enhanced Earnings Death Benefit Rider.
-------------------------------------------------------------------------------
TRANSFERS               Before the Payout Start Date, you may transfer your
                        Contract Value among the investment alternatives, with
                        certain restrictions. We do not currently impose a fee
                        upon transfers. However, we reserve the right to charge
                        $10 per transfer after the 12th transfer in each
                        "CONTRACT YEAR", which we measure from the date we
                        issue your Contract or a Contract Anniversary.
-------------------------------------------------------------------------------

                                       6 PROSPECTUS
-------------------------------------------------------------------------------
WITHDRAWALS             You may withdraw some or all of your Contract Value at
                        any time prior to the Payout Start Date. In general,
                        you must withdraw at least $50 at a time. Full or
                        partial withdrawals are available under limited
                        circumstances on or after the Payout Start Date.
                        Withdrawals taken prior to annuitization (referred to
                        in this prospectus as the Payout Phase) are generally
                        considered to come from the earnings in the Contract
                        first.  If the Contract is tax-qualified, generally all
                        withdrawals are treated as distributions of earnings.
                        Withdrawals of earnings are taxed as ordinary income
                        and, if taken prior to age 59 1/2, may be subject to an
                        additional 10% federal tax penalty. A withdrawal charge
                        (ALLSTATE PROVIDER ULTRA CONTRACTS only) and a MARKET
                        VALUE ADJUSTMENT also may apply.


-------------------------------------------------------------------------------

                                       7 PROSPECTUS

HOW THE CONTRACT WORKS
--------------------------------------------------------------------------------

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in up to 42 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in any of the three Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 29. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select.
 During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.


Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment



As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-755-5275 if you have any questions about how the Contract works.


                                       8 PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------


The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," on page 25. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS)


ALLSTATE PROVIDER ADVANTAGE CONTRACTS
                                                           No Withdrawal Charges

-------------------------------------------------------------------------------



ALLSTATE PROVIDER ULTRA CONTRACTS
-------------------------------------------------------------------------------
Number of complete years since we
 received the purchase payment being   0    1    2    3    4    5    6     7+
 withdrawn*
-------------------------------------------------------------------------------
Applicable charge                      7%   6%   6%   5%   5%   4%   3%    0%
-------------------------------------------------------------------------------



Beginning on January 1, 2004, if you make a withdrawal before the Payout Start
   Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.


BOTH CONTRACTS
ANNUAL CONTRACT MAINTENANCE CHARGE                                     $35.00**
TRANSFER FEE                                                          $10.00***
-------------------------------------------------------------------------------



*Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments without incurring a withdrawal charge.

**We will waive this charge in certain cases. See "Expenses."

***Applies solely to the thirteenth and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the transfer fee.

VARIABLE ACCOUNT ANNUAL EXPENSES

(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

                                  Allstate Provider                     Allstate Provider
                                Advantage Contracts                     Ultra Contracts
--------------------------------------------------------------------------------------------------
WITHOUT THE ENHANCED DEATH BENEFIT OR INCOME BENEFIT RIDERS
--------------------------------------------------------------------------------------------------
 Mortality and Expense                                  1.45%                               1.25%
 Risk Charge
--------------------------------------------------------------------------------------------------
 Administrative                                         0.10%                               0.10%
 Expense Charge
--------------------------------------------------------------------------------------------------
 Total Variable
 Account Annual                                         1.55%                               1.35%
 Expenses
--------------------------------------------------------------------------------------------------
WITH THE ENHANCED DEATH BENEFIT RIDER
--------------------------------------------------------------------------------------------------
 Mortality and Expense                                  1.70%                               1.50%
 Risk Charge
--------------------------------------------------------------------------------------------------
 Administrative                                         0.10%                               0.10%
 Expense Charge
--------------------------------------------------------------------------------------------------
 Total Variable
 Account Annual                                         1.80%                               1.60%
 Expenses
--------------------------------------------------------------------------------------------------
WITH THE INCOME BENEFIT RIDER
--------------------------------------------------------------------------------------------------
 Mortality and Expense                                  1.70%                               1.50%
 Risk Charge
--------------------------------------------------------------------------------------------------
 Administrative                                         0.10%                               0.10%
 Expense Charge
--------------------------------------------------------------------------------------------------
 Total Variable
 Account Annual                                         1.80%                               1.60%
 Expenses
--------------------------------------------------------------------------------------------------
WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS
--------------------------------------------------------------------------------------------------
 Mortality and Expense                                  1.95%                               1.75%
 Risk Charge
--------------------------------------------------------------------------------------------------
 Administrative                                         0.10%                               0.10%
 Expense Charge
--------------------------------------------------------------------------------------------------
 Total Variable
 Account Annual                                         2.05%                               1.85%
 Expenses
--------------------------------------------------------------------------------------------------


If you elect the Enhanced Earnings Death Benefit Rider, we will deduct an annual charge of up to 0.35% of your Contract Value on each Contract Anniversary during the Accumulation Phase. The charge is based on the oldest Contract owner's age as of the Rider Application Date, as follows:

Age                                                             Annual Charge
-------------------------------------------------------------------------------
0-55                                                                 0.10%
-------------------------------------------------------------------------------
56-65                                                                0.20%
-------------------------------------------------------------------------------
66-75                                                                0.35%
-------------------------------------------------------------------------------




                                       9 PROSPECTUS

We will deduct this charge from your Contract Value in the Variable Account on a pro rata basis. If the Contract Value in the Variable Account is not sufficient to cover the charge, we will deduct the remaining charge from the fixed Guaranteed Periods, beginning with the oldest fixed Guaranteed Period (see "EXPENSES" on page 25 for additional information). Fixed Guarantee Periods may not be available in all states.


ANNUAL PORTFOLIO EXPENSES

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These are expenses that are deducted from Portfolio assets, and may include management fees, distribution and/or services (12b-1) fees, and other expenses. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. In some cases these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.


                           ANNUAL PORTFOLIO EXPENSES
----------------------------------------------------------------------------------
                                 Minimum                       Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio              0.60%                         2.58%
Operating Expenses/1/
----------------------------------------------------------------------------------

(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2002.

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, VARIABLE ACCOUNT ANNUAL EXPENSES, AND PORTFOLIO FEES AND EXPENSES. IN EACH CASE, THE FIRST LINE OF THE EXAMPLE ASSUMES THAT THE MAXIMUM FEES AND EXPENSES OF ANY OF THE PORTFOLIOS ARE CHARGED. THE SECOND LINE OF THE EXAMPLE ASSUMES THAT THE MINIMUM FEES AND EXPENSES OF ANY OF THE PORTFOLIOS ARE CHARGED. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN BELOW.

EXAMPLE 1 (ALLSTATE PROVIDER ADVANTAGE CONTRACTS)


The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time periods indicated,

.. earned a 5% annual return on your investment,

.. elected the Enhanced Death Benefit and Income Benefit Riders, and

.. elected the Enhanced Earnings Death Benefit Rider (assuming Contract owner is age 66-75 on the Rider Application Date).


THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.


                                      1 Year            3 Years           5 Years           10 Years
----------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual             $546           $1,637           $2,727            $5,446
Portfolio Expenses
----------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual             $343           $1,048           $1,779            $3,725
Portfolio Expenses
----------------------------------------------------------------------------------------------------------




PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS WITH A TOTAL MORTALITY AND EXPENSE RISK CHARGE OF 1.95% FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS AND THE ENHANCED EARNINGS DEATH BENEFIT RIDER WITH AN ANNUAL FEE OF 0.35%. IF THOSE RIDERS WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE EXAMPLES REFLECT THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $35.


                                       10 PROSPECTUS

EXAMPLE 2(ALLSTATE PROVIDER ULTRA CONTRACTS)

The Example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time periods indicated,

.. earned a 5% annual return on your investment,

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period,

.. elected the Enhanced Death Benefit and Income Benefit Riders, and

.. elected the Enhanced Earnings Death Benefit Rider (assuming Contract owner is age 66-75 on the Rider Application Date).


THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.


                                      1 Year            3 Years           5 Years           10 Years
-----------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual            $1,036           $2,004           $2,975            $5,287
Portfolio Expenses
-----------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual            $  833           $1,412           $2,018            $3,530
Portfolio Expenses
-----------------------------------------------------------------------------------------------------------



EXAMPLE 3 (ALLSTATE PROVIDER ULTRA CONTRACTS)


This example uses the same assumptions as Example 2 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of the time period.


                  1 Year            3 Years           5 Years           10 Years
------------------------------------------------------------------------------------
Costs Based on
Maximum Annual
Portfolio           $526           $1,579           $2,635            $5,287
Expenses
------------------------------------------------------------------------------------
Costs Based on
Minimum Annual
Portfolio           $323           $  987           $1,678            $3,530
Expenses
------------------------------------------------------------------------------------




PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVER OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS WITH A TOTAL MORTALITY AND EXPENSE RISK CHARGE OF 1.75% FOR ALLSTATE PROVIDER ULTRA CONTRACTS AND THE ENHANCED EARNINGS DEATH BENEFIT RIDER WITH AN ANNUAL FEE OF 0.35%. IF THOSE RIDERS WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE EXAMPLES REFLECT THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $35.







                                       11 PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT". Each Variable Sub-Account has a separate value for its Accumulation Units which we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date we first offered the Contracts.

To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Glenbrook also appear in the Statement of Additional Information.




                                       12 PROSPECTUS

THE CONTRACT
--------------------------------------------------------------------------------

CONTRACT OWNER

Each Contract is an agreement between you, the Contract Owner, and Glenbrook, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract owner dies, and

.. any other rights that the Contract provides.

If you die, any surviving Contract owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for purposes of this section and the Death Benefits section.The maximum age of the oldest Contract Owner cannot exceed 90 as of the date we receive the completed application.

You may change the Contract owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

Changing ownership of this contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.


The Contract also may be purchased as part of a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued within a qualified plan. See "Qualified Plans" on page 38.

ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract owner is a natural person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.


You may designate a joint Annuitant, who is a second person on whose life income payments depend. We permit you to name a joint Annuitant when you elect an Income Plan. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

   (i) the youngest Contract owner; otherwise,

   (ii) the youngest Beneficiary.

The maximum age of any Annuitant on the date we receive the completed application for each Contract is as follows:

.. 90 - Allstate Provider Advantage

.. 90 - Allstate Provider Ultra



BENEFICIARY

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.

A contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent


                                       13 PROSPECTUS

Beneficiary information in our files. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If one or more Beneficiaries survive you, we will divide the death benefit among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary share in proportion to the original share of the remaining Beneficiaries.

If there is more than one Beneficiary taking shares of the death proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death proceeds. Each Beneficiary will exercise all rights related to his or her share of the death proceeds, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary. If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-natural person, all Beneficiaries will be considered to be non-natural persons for the above purposes.

MODIFICATION OF THE CONTRACT

Only a Glenbrook officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents have the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.




                                       14 PROSPECTUS

PURCHASES
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS

Your initial purchase payment must be at least $5,000 ($2,000 for a Qualified Contract). All subsequent purchase payments must be $50 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept. The most we will accept without our prior approval is $1,000,000. We reserve the right to limit the availability of investment alternatives. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments by automatically transferring money from your bank account. Consult your representative for more detailed information.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return it by delivering it or mailing it to us.

If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss including the deduction of mortality and expense risk charges and administrative expense charges that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you. If this Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.


In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the Money Market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, we will allocate the amount in the Money Market Variable Sub-Account to the Variable Sub-Account as you originally designated.






                                       15 PROSPECTUS

CONTRACT VALUE
--------------------------------------------------------------------------------

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges (ALLSTATE PROVIDER ULTRA CONTRACTS only), Enhanced Earnings Death Benefit charges (if applicable) and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider, the Income Benefit Rider, and the Enhanced Death Benefit Rider with the Income Benefit Rider.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.












                                       16 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 39 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.


PORTFOLIO               EACH PORTFOLIO SEEKS           ADVISOR
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I*
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund  As high a total return as
                        possible, consistent with
                        preservation of capital
-------------------------------------------------------
AIM V.I. Capital        Growth of capital
Appreciation Fund                                      A I M ADVISORS, INC.
-------------------------------------------------------
AIM V.I. Growth Fund    Growth of capital
-------------------------------------------------------
AIM V.I. Core Equity    Growth of capital
Fund
-------------------------------------------------------
AIM V.I. High Yield     A high level of income
Fund                                                   ------------------------
-------------------------------------------------------
AIM V.I. Premier        Long-term growth of capital
Equity Fund             and income as a secondary
                        objective
-------------------------------------------------------
FEDERATED INSURANCE SERIES
-------------------------------------------------------------------------------
Federated Prime Money   Current income consistent      FEDERATED INVESTMENT
Fund II                 with the stability of          MANAGEMENT COMPANY
                        principal and liquidity
-------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP            Long-term capital
Contrafund(R)- Service  appreciation
Class 2
-------------------------------------------------------
Fidelity VIP            Reasonable income
Equity-Income
 Portfolio - Service
Class 2
-------------------------------------------------------
Fidelity VIP Growth     Capital appreciation           FIDELITY MANAGEMENT &
Portfolio -  Service                                   RESEARCH COMPANY
Class 2
-------------------------------------------------------
Fidelity VIP High       High level of current income
Income Portfolio -      while also considering growth
Service Class 2         of capital
-------------------------------------------------------
Fidelity VIP Index 500  Investment results that
 Portfolio - Service    correspond to the total
Class 2                 return of common stocks
                        publicly traded in the United
                        States, as represented by the
                        Standard & Poor's 500/SM/
                        Index (S&P500(R)               ------------------------
-------------------------------------------------------
Fidelity VIP Overseas   Long-term growth of capital
Portfolio - Service
Class 2
-------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-------------------------------------------------------------------------------
Templeton Global        Seeks high current income,
Income Securities Fund  consistent with preservation   FRANKLIN ADVISERS, INC.
- Class 2               of capital. Capital
                        appreciation is a secondary
                        consideration.
-------------------------------------------------------------------------------
Templeton Growth        Long-term capital growth.      TEMPLETON GLOBAL
Securities Fund -                                      ADVISORS LIMITED
Class 2
-------------------------------------------------------------------------------
MFS/(R)/ -VARIABLE INSURANCE TRUST/SM/
-------------------------------------------------------------------------------
MFS Emerging Growth     Long-term growth of capital
Series -  Service
Class
-------------------------------------------------------
MFS Investors Trust     Long-term growth of capital    MFS INVESTMENT
Series - Service Class  with a secondary objective to  MANAGEMENT/(R)/
                        seek reasonable current
                        income.
-------------------------------------------------------
MFS New Discovery       Capital appreciation
Series - Service Class
-------------------------------------------------------
MFS Research Series -   Long-term growth of capital
 Service Class          and future income              ------------------------
-------------------------------------------------------
MFS Utilities Series -  Capital growth and current
 Service Class          income
-------------------------------------------------------





                                       17 PROSPECTUS

PORTFOLIO               EACH PORTFOLIO SEEKS:          INVESTMENT ADVISOR
-------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Oppenheimer Aggressive  Capital appreciation
 Growth Fund/VA
-------------------------------------------------------
Oppenheimer Capital     Seeks capital appreciation by
 Appreciation Fund/VA    investing in securities of
                         well-known, established
                         companies.
-------------------------------------------------------
Oppenheimer Global      Long-term capital              OPPENHEIMER FUNDS, INC.
 Securities  Fund/VA     appreciation
-------------------------------------------------------
Oppenheimer Main        High total return, which
 Street Fund/VA /(1)/    includes growth in the value
                         of its shares as well as
                         current income, from equity
                         and debt securities.
-------------------------------------------------------
Oppenheimer Multiple    A high total investment
 Strategies Fund/VA      return which includes
                         current income and capital
                         appreciation in the value of  ------------------------
                         its shares.
-------------------------------------------------------
Oppenheimer Strategic   High level of current income
 Bond Fund/VA
-------------------------------------------------------
PUTNAM VARIABLE TRUST
-------------------------------------------------------------------------------
Putnam VT Discovery     Long-term growth of capital
 Growth -  Class IB      appreciation
 /(2)/
-------------------------------------------------------
Putnam VT Diversified   High current income
 Income  Fund - Class    consistent with capital
 IB                      preservation                  PUTNAM INVESTMENT
-------------------------------------------------------MANAGEMENT, LLC
Putnam VT Growth and    Capital growth and current
 Income Fund - Class     income
 IB
-------------------------------------------------------
Putnam VT Growth        Capital appreciation
 Opportunities Fund -
 Class IB
-------------------------------------------------------
Putnam VT Health        Capital appreciation
 Sciences Fund -                                       ------------------------
  Class IB
-------------------------------------------------------
Putnam VT New Value     Long-term capital
 Fund -  Class IB        appreciation
-------------------------------------------------------
STI CLASSIC VARIABLE TRUST
-------------------------------------------------------------------------------
STI Capital             Capital Appreciation
 Appreciation
 Fund/(3)/

-------------------------------------------------------
STI Growth and Income   Long-term capital
 Fund                    appreciation with the
                         secondary goal of current
                         income                        TRUSCO CAPITAL
-------------------------------------------------------MANAGEMENT, INC.
STI International       Long-term capital
 Equity Fund             appreciation
-------------------------------------------------------
STI Investment Grade    High total return through
 Bond Fund               current income and capital
                         appreciation, while
                         preserving the principal
                         amount invested
-------------------------------------------------------
STI Mid-Cap Equity      Capital appreciation
 Fund
-------------------------------------------------------
STI Small Cap Value     Capital appreciation with the  ------------------------
 Equity Fund             secondary goal of current
                         income
-------------------------------------------------------
STI Value Income Stock  Current income with the
 Fund                    secondary goal of capital
                         appreciation
-------------------------------------------------------




*A portfolio's investment objective(s) may be changed by the Fund's Board of Trustees without shareholder approval.

(1) Effective May 1, 2003 the Oppenheimer Main Street Growth & Income Fund changed its name to Oppenheimer Main Street Fund.

(2) Effective May 1, 2003 the Putnam VT Voyager II Fund changed its name to Putnam VT Discovery Growth Fund.

(3) Effective September 6, 2002, the STI Quality Growth Stock Fund merged into the STI Capital Appreciation Fund. Accordingly, for administrative convenience, on September 6, 2002, we combined the STI Quality Growth Stock Variable Sub-Account into the STI Capital Appreciation Variable Sub-Account.


VARIABLE INSURANCE TRUST PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF RETAIL MUTUAL FUNDS.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN
---------------------------------------------------------------------------
VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF
-------------------------------------------------------------------------------
THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST.  YOU BEAR THE
-------------------------------------------------------------------------------
INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES.
-------------------------------------------------------------------------------
SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED
--------------------------------------------------------------------------------
 OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT
----------------------------------------------------------------------------
 INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
------------------------------------------------------------------------------


                                       18 PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options, including 2 Dollar Cost Averaging options and the option to invest in one or more Guarantee Periods included in the Guaranteed Maturity Fixed Account. We may offer additional Fixed Account options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Dollar Cost Averaging Fixed Account Options. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general account assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS

SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish a Short Term Dollar Cost Averaging Program by allocating purchase payments to the SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION ("SHORT TERM DCA FIXED ACCOUNT OPTION"). We will credit interest to purchase payments you allocate to this Option for up to six months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.


We will follow your instructions in transferring amounts monthly from the Short Term DCA Fixed Account Option. However, you may not choose less than 3 or more than 6 equal monthly installments. Further, you must transfer each purchase payment and associated interest out of this Option by means of dollar cost averaging within 6 months. If you discontinue the Dollar Cost Averaging Program before the end of the transfer period, we will transfer the remaining balance in this Option to the Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Short Term DCA Fixed Account.

For each purchase payment allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer each monthly installment to the Money Market Variable Sub-Account until we receive a different allocation instruction. Transferring Contract Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 24.

EXTENDED SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may establish an Extended Short Term Dollar Cost Averaging Program by allocating purchase payments to the EXTENDED SHORT TERM DOLLAR COST AVERAGING FIXED ACCOUNT OPTION ("EXTENDED SHORT TERM DCA FIXED ACCOUNT OPTION"). We will credit interest to purchase payments you allocate to this Option for up to twelve months at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound at the annual interest rate we guaranteed at the time of allocation.


We will follow your instructions in transferring amounts monthly from the Extended Short Term DCA Fixed Account Option. However, you may not choose less than 7 or more than 12 equal monthly installments. Further, you must transfer each purchase payment and associated interest out of this Option by means of dollar cost averaging within 12 months. If you discontinue the Dollar Cost Averaging Program before the end of the transfer period, we will transfer the remaining balance in this Option to the Money Market Variable Sub-Account unless you request a different investment alternative. No transfers are permitted into the Extended Short Term DCA Fixed Account.

For each purchase payment allocated to this Option, your first monthly transfer will occur at the end of the first month following such purchase payment. If we do not receive an allocation from you within one month of the date of payment, we will transfer each monthly installment to the Money Market Variable Sub-Account until we receive a different allocation instruction. Transferring Account Value to the Money Market Variable Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 24.

At the end of the transfer period, any nominal amounts remaining in the Short Term Dollar Cost Averaging Fixed Account or the Extended Short Term Dollar Cost Averaging Fixed Account will be allocated to the Money Market Variable Sub-Account.

INVESTMENT RISK

We bear the investment risk for all amounts allocated to the Short Term DCA Fixed Account Option and the Extended Short Term DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.




                                       19 PROSPECTUS

We may declare more than one interest rate for different monies based upon the date of allocation to the Short Term DCA Fixed Account Option and the Extended Short Term DCA Fixed Account Option. For current interest rate information, please contact your representative or our customer support unit at 1-800-755-5275.

GUARANTEE PERIODS

The Guaranteed Maturity Fixed Account is divided into Guarantee Periods. Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment.

Each purchase payment or transfer allocated to a Guarantee Period must be at least $50.

We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.

INTEREST RATES. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE. For current interest rate information, please contact your representative or Glenbrook at 1-800-755-5275.

HOW WE CREDIT INTEREST. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment allocated to a Guaranteed Period would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment.....................................................    $10,000
Guarantee Period.....................................................    5 years
Annual Interest Rate.................................................      4.50%



                          YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
                        ----------  ----------  ----------  ----------  ------------
Beginning Contract
 Value...............   $10,000.00
 ^ (1 ^ Annual
 Interest Rate)              1.045
----------------------------------
                        $10,450.00
Contract Value at end
 of Contract Year....               $10,450.00
 ^ (1 ^ Annual
 Interest Rate                           1.045
                                    ----------
                                    $10,920.25
Contract Value at end
 of Contract Year....                           $10,920.25
 ^ (1 ^ Annual
 Interest Rate)                                      1.045
                                                ----------
                                                $11,411.66
Contract Value at end
 of Contract Year.....                                      $11,411.66
 ^ (1 ^ Annual
 Interest Rate)                                                  1.045
                                                            ----------
                                                            $11,925.19
Contract Value at end
 of Contract Year.....                                                   $11,925.19
 ^ (1 ^ Annual
 Interest Rate)                                                               1.045
                                                                        -----------
                                                                         $12,461.82


TOTAL INTEREST CREDITED DURING GUARANTEE PERIOD = $2,461.82 ($12,461.82 - $10,000.00)

This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge (under ALLSTATE PROVIDER ULTRA CONTRACTS only), and the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.


                                       20 PROSPECTUS

RENEWALS. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1) Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expiring Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our current declared rate for a Guarantee Period of that length; or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4) Withdraw all or a portion of your money. A withdrawal charge may apply (for ALLSTATE PROVIDER ULTRA CONTRACTS only), but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable.

If you choose option 3 or 4 above, we will pay interest from the date the previous Guarantee Period expired until the date of the transfer or withdrawal as applicable. The interest rate will be the then current rate we are crediting for a Guarantee Period of the same length as the previous Guarantee Period.
 Amounts not withdrawn or transferred will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.


MARKET VALUE ADJUSTMENT. All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment also will apply when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). A Market Value Adjustment may apply in the calculation of the Settlement Value described in the "Death Benefit Amount" section below. We will not apply a Market Value Adjustment to a withdrawal you make:

.. within the Free Withdrawal Amount as described below,

.. that qualify for one of the waivers as described on page 25-26,

.. to satisfy the IRS minimum distribution rules for the Contract, or

.. within one year after the date of the death of the Owner as the surviving spouse continuing the Contract (limit one withdrawal only)

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the TREASURY RATE for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment, any withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only), and any premium taxes and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without a Market Value Adjustment. Unused portions of this Free Withdrawal Amount are not carried forward to future Contract Years.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.


                                       21 PROSPECTUS

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.




                                       22 PROSPECTUS

INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to either the Short Term Dollar Cost Averaging Fixed Account or the Extended Short Term Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $50. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. All transfers to or from more than one Portfolio on any given day counts as one transfer.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. After 6 months from the Payout Start Date, you may make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments.


TELEPHONE OR ELECTRONIC TRANSFERS

You may make transfers by telephone by calling 1-800-755-5275. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.


We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


  TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract Year, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading or market timing ("Prohibited Trading Practices"), by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of Prohibited Trading Practices or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.

SHORT-TERM TRADES

All transfers involving the purchase or redemption of mutual fund shares by the Variable Account may be subject to restrictions or requirements imposed by the underlying Portfolios. Such restrictions or requirements may include the assessment of short-term trading fees in connection with transfers from a Variable Sub-Account that occur within a certain number of days following the date of allocation to the Variable Sub-Account, but will only apply to those Sub-Accounts corresponding to underlying Portfolios that explicitly require the assessment of such fees.




                                       23 PROSPECTUS

DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month from any Variable Sub-Account, the Short Term Dollar Cost Averaging Fixed Account, or the Extended Short Term Dollar Cost Averaging Fixed Account, to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our AUTOMATIC PORTFOLIO REBALANCING PROGRAM, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account monthly, quarterly, semi-annually, or annually, depending on your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

  Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fidelity VIP High Income Variable Sub-Account and 60% to be in the AIM V.I. Core Equity Variable Sub-Account. Over the next 2 months the bond market does very well relative to the stock market. At the end of the first quarter, the Fidelity VIP High Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fidelity VIP High Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Core Equity Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.




                                       24 PROSPECTUS

EXPENSES
--------------------------------------------------------------------------------

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. If you surrender your Contract, we will deduct the contract maintenance charge pro rated for the part of the Contract Year elapsed, unless your Contract qualifies for a waiver, described below. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies.

We cannot increase the charge. However, we will waive this charge if, as of the Contract Anniversary or upon full surrender:

.. your Contract Value equals $50,000 or more, or

.. all money is allocated to the Fixed Account.

After the Payout Start Date, we will waive the charge if the Contract Value is $50,000 or more as of the Payout Start Date.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The annual rate of the charge is:

.. 1.45% for ALLSTATE PROVIDER ADVANTAGE CONTRACTS

.. 1.25% for ALLSTATE PROVIDER ULTRA CONTRACTS

If you select the Income Benefit Rider or the Enhanced Death Benefit Rider, the mortality and expense risk charge will include an additional 0.25% for the Rider. If you select both the Income Benefit Rider and the Enhanced Death Benefit Rider, the mortality and expense risk charge will include an additional 0.50% for these Riders.

The mortality and expense risk charge is for the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Enhanced Death Benefit Rider and the Income Benefit Rider to compensate us for the additional risk that we accept by providing these Riders.

We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase. After the Payout Start Date, mortality and expense risk charges for the Enhanced Death Benefit and the Income Benefit will cease.

ENHANCED EARNINGS DEATH BENEFIT RIDER FEE

If you elect the Enhanced Earnings Death Benefit Rider, we will deduct an annual charge from your Contract Value on each Contract Anniversary during the Accumulation Phase. The annual charge is calculated as a percentage of your Contract Value on the Contract Anniversary and is based on the oldest Contract owner's age on the Rider Application Date (described below) as follows:

                                 Age                                    Annual Charge
                                 ---                                    ------ ------
                                0-55                                       0.10%
                                56-65                                      0.20%
                                66-75                                      0.35%


We first deduct this annual fee from the Variable Sub-Accounts on a pro rata basis. If the Contract Value in the Variable Sub-Accounts is not sufficient to cover the charge, we will deduct the remaining charge from the Guarantee Periods, beginning with the oldest Guarantee Period. On the first Contract Anniversary after we issue the Rider, we will deduct the Rider charge pro rated to reflect the number of complete months the Rider was in effect during such Contract Year. Also, if you surrender your Contract, we will deduct the Rider charge (multiplied by the Contract Value immediately prior to the surrender) pro rated to reflect the number of complete months the Rider was in effect during the current Contract Year.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.

WITHDRAWAL CHARGE
(ALLSTATE PROVIDER ULTRA CONTRACTS ONLY)


We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. The charge declines


                                       25 PROSPECTUS
to 0% over a 7 year period that begins on the day we receive your payment.
 Beginning on January 1, 2004, if you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the charge declines is shown on page ___. During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments without paying the charge. Unused portions of this "Free Withdrawal Amount" are not carried forward to future Contract Years.
 We will deduct withdrawal changes, if applicable, from the amount paid.

For purposes of calculating the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

.. on the Payout Start Date (a withdrawal charge may apply if you terminate income payments to be received for a specified period);

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

.. withdrawals that qualify for one of the waivers as described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distributional expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

TRANSFER FEE

We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

CONFINEMENT WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1. You or the Annuitant, if the Contract owner is not a natural person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2. You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

3. A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant's immediate family, is the physician prescribing your or the Annuitant's stay in a long term care facility.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on all withdrawals taken prior to the Payout Start Date under your Contract if:

1. you or the Annuitant (if the Contract owner is not a natural person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

2. you claim this benefit and deliver adequate proof of diagnosis to us.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only), and a negative Market Value Adjustment, if applicable, will not occur on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1. you or the Annuitant, (if the Contract owner is not a natural person), become unemployed at least one year after the Issue Date;

2. you or the Annuitant, (if the Contract owner is not a natural person), receive unemployment compensation as defined in the Contract for at least 30 days as a result of that unemployment; and

3. you or the Annuitant, (if the Contract owner is not a natural person), claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay a withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS ONLY), or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount


                                       26 PROSPECTUS
withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.



DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Taxes section.

OTHER EXPENSES


Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of minimum and maximum Portfolio annual expenses, see page 10. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative distribution, and other services we provide to the Portfolios.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 29.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any Market Value Adjustment less any withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only), contract maintenance charges, Enhanced Earnings Death Benefit Rider fee (if applicable), income tax withholding, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options.

To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only) and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro-rata from the Variable Sub-Accounts according to the value of your investments therein.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

If you request a total withdrawal, we may require you to return your Contract to us.


Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 591/2, may be subject to an additional 10% federal tax penalty.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. An emergency exists as defined by the SEC; or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter

                                  27 PROSPECTUS
period if required by law). If we delay payment for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce your Contract Value to less than $2,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $2,000, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's value to the contractual minimum of $2,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less any withdrawal charges (ALLSTATE PROVIDER ULTRA CONTRACTS only) and any other applicable charges and taxes.






                                  28 PROSPECTUS

INCOME PAYMENTS
--------------------------------------------------------------------------------

PAYOUT START DATE

You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

.. at least 30 days after the Issue Date; and

.. no later than the day the Annuitant reaches age 90, or the 10th Contract
  Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.


A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

Three Income Plans are available under the Contract. Each is available to provide:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

The three Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

INCOME PLAN 3 - GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD (5 YEARS TO 30 YEARS). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. You may elect to receive guaranteed payments for periods ranging from 5 to 30 years. Income payments for less than 120 months may be subject to a withdrawal charge (ALLSTATE PROVIDER ULTRA CONTRACTS only). We will deduct the mortality and expense risk charge from the Variable Sub-Account assets that support variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case, you may terminate all or part of the income payments at any time and receive a lump sum equal to their present value as of the close of the Valuation Date on which we receive your request. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. To determine the present value of any fixed income payments being currently applicable interest rates. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply (ALLSTATE PROVIDER ULTRA CONTRACTS only). We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available.

You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income


                                  29 PROSPECTUS
payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.


You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or any other action we take before we accept the change.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

.. pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen; or

.. reduce the frequency of your payments so that each payment will be at least
  $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

We reserve the right to make other assumed investment rates available under each Contract.

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

2. deducting any applicable premium tax; and

3. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

INCOME BENEFIT RIDER

QUALIFICATIONS. For Contract Owners and Annuitants up to and including age 75, the Income Benefit Rider is an optional benefit that you may elect. To qualify for the income benefit payments under this Rider, you must meet the following requirements as of the Payout Start Date:

.. You must elect a Payout Start Date that is on or after the 10th anniversary of the date this Rider was made a part of your Contract ("RIDER DATE");

.. The Payout Start Date must be prior to the oldest Annuitant's 90th birthday;

.. The Payout Start Date must occur during the 30 day period following a Contract
  Anniversary;

.. You must elect to receive fixed income payments, which will be calculated using the guaranteed payout rates listed in your Contract; and

.. The Income Plan you selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

  . 10 years, if the youngest Annuitant's age is 80 or less on the Payout Start Date, or

  . 5 years, if the youngest Annuitant's age is greater than 80 on the Payout Start Date.

If, however, you apply the Contract Value and not the Income Benefit to an Income Plan, then you may select fixed and/or variable income payments under any Income Plan we offer at that time. If you expect to apply your Contract Value to variable and/or fixed income payment options, or you expect to apply your Contract Value to current annuity payment rates then in effect, electing the Income Benefit Rider may not be appropriate.


                                  30 PROSPECTUS

Prior to the Payout Start Date, the Income Benefit Rider will terminate and charges for this Rider will cease when the Contract terminates. The mortality and expense risk charge for this Rider will cease on the Payout Start Date.

ALLSTATE PROVIDER ULTRA CONTRACTS ONLY:

 The Income Benefit Rider will no longer be in effect and the mortality and expense charge for the Rider will end upon the change of the named Annuitant for reasons other than death.

INCOME BASE

The Income Base is used solely for the purpose of calculating the guaranteed income benefit under this Rider ("Guaranteed Income Benefit") and does not provide a Contract Value or guarantee performance of any investment option. On the Rider Date, the Income Base is equal to the Contract Value. After the Rider Date, the Income Base plus any subsequent purchase payments and less a withdrawal adjustment (described below) for any subsequent withdrawals will accumulate daily at a rate equivalent to 5% per year until the earlier of the Payout Start Date, or the first day of the month after the oldest Contract owner's (Annuitant, if the Contract owner is not a natural person) 85th birthday.

WITHDRAWAL ADJUSTMENT

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c) where:

  (a) = the withdrawal amount

  (b) = the Contract Value immediately prior to the withdrawal, and

  (c) = the most recently calculated Income Base.

The Guaranteed Income Benefit amount is determined by applying the Income Base less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described above.

On the Payout Start Date, the income payment will be the greater of the Guaranteed Income Benefit or the income payment provided in the payout phase section of your Contract.

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.


                                       31 PROSPECTUS

DEATH BENEFITS
--------------------------------------------------------------------------------

We will pay a death benefit prior to the Payout Start Date on:

1. the death of any Contract owner or,

2. the death of the Annuitant, if the Contract is owned by a non-natural person.

We will pay the death benefit to the new Contract owner as determined immediately after the death. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant, we will pay the death benefit to the current Contract owner.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for settlement of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.


When there are multiple Beneficiaries, we will only value the death benefit at the time the first Beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any Beneficiary that remain in the investment alternatives are subject to investment risk.

A complete request for settlement of the death benefit must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":

.. a certified copy of a death certificate,

.. a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

.. any other proof acceptable to us.

DEATH BENEFIT AMOUNT. Prior to the Payout Start Date, if we receive a complete request for settlement of the death benefit within 180 days of the date of death, the death benefit is equal to the greatest of:

1. the Contract Value as of the date we determine the value of the death benefit, or

2. the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the value of the death benefit, or

3. the highest amount computed by taking the Contract Value on each DEATH BENEFIT ANNIVERSARY prior to the date we determine the death benefit, increased by purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any partial withdrawals since that Death Benefit Anniversary. A "Death Benefit Anniversary" is every seventh Contract Anniversary beginning with the Issue Date. For example, the Issue Date, 7th and 14th Contract Anniversaries are the first 3 Death Benefit Anniversaries.


In calculating the Settlement Value when a death benefit is paid, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period. Also, the Settlement Value will reflect the deduction of any applicable withdrawal charges, contract maintenance charges, and premium taxes. Contract maintenance charges will be pro-rated for the part of the Contract Year elapsed as of the date we determine the Settlement Value, unless your Contract qualifies for a waiver as described under the "Expenses - Contract Maintenance Charge" on page 25.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

  (a) = is the withdrawal amount;

  (b) = is the Contract Value immediately prior to the withdrawal; and

  (c) = is the Contract value on the Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Anniversary.

If we do not receive a complete request for settlement of the death benefit within 180 days of the date of death, the death benefit is equal to the greater of:

1) the Contract Value as of the date we determine the death benefit, or

2) the Settlement Value as of the date we determine the death benefit.

We reserve the right to extend the 180-day period on a non-discriminatory basis.

ENHANCED DEATH BENEFIT RIDER

For Contract owners and Annuitants up to and including age 80 as of the date we receive the completed application or a written request to add this rider, whichever is later ("Rider Application Date"), the Enhanced Death Benefit Rider is an optional benefit that you may elect. If the Contract owner is a natural individual, the Enhanced Death Benefit applies only upon the death of the Contract owner. If the Contract owner is not a natural individual, the Enhanced Death Benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the Enhanced Death Benefit. The Enhanced Death Benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit A or B may not be available in all states. The Enhanced Death Benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract.

If we do not receive a complete request for settlement of the death benefit within 180 days of the date of death, the


                                  32 PROSPECTUS

Enhanced Death Benefit will not apply and the death benefit is equal to the greater of:

1) the Contract Value as of the date we determine the death benefit, or

2) the Settlement Value as of the date we determine the death benefit.

If the Owner is a natural person, the Enhanced Death Benefit is payable and the Rider will terminate and the mortality and expense charge for the Rider will cease upon the death of the Owner, unless the Contract and Rider are continued as permitted by a surviving spouse, as described below. If the Owner is a non-natural person, the Enhanced Death Benefit is payable and the Rider will terminate and charges for the Rider will cease upon the death of the Annuitant.

The Enhanced Death Benefit Rider and charges for the Rider will terminate:

.. when the Contract owner is changed for reasons other than death;

.. if the Contract owner is a non-natural person, when the Annuitant is changed for reasons other than death; or

.. on the Payout Start Date.

The Rider may not be available in all states. We may discontinue the offering of the Rider at any time.

ENHANCED DEATH BENEFIT A. On the date we issue the Rider ("RIDER DATE"), Enhanced Death Benefit A is equal to the Contract Value on that date. After the Rider Date, Enhanced Death Benefit A is the greatest of the ANNIVERSARY VALUES as of the date we determine the death benefit. The "Anniversary Value" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by a withdrawal adjustment, as described below, for any partial withdrawals since that Anniversary.

We will calculate Anniversary Values for each Contract Anniversary up until the earlier of:

.. the date we determine the death benefit; or

.. the first Contract Anniversary following the oldest Contract owner's or, if the Contract owner is not a natural person, the Annuitant's 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later.

After age 80, or the first day of the 61st month following the Rider Date, whichever is later, we will recalculate the Enhanced Death Benefit A only for purchase payments and withdrawals.

The withdrawal adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) = is the withdrawal amount,

  (b) = is the Contract Value immediately prior to the withdrawal, and

  (c) = the most recently calculated Enhanced Death Benefit A.

ENHANCED DEATH BENEFIT B. The Enhanced Death Benefit B on the Rider Date is equal to the Contract Value on that date. After the Rider Date, the Enhanced Death Benefit B, plus any subsequent purchase payments and less a withdrawal adjustment, as described below, will accumulate daily at a rate equivalent to 5% per year until the earlier of:

.. the date we determine the death benefit; or

.. the first day of the month following the oldest Contract owner's or, if the Contract owner is not a natural person, the Annuitant's 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later.

The withdrawal adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) = the withdrawal amount,

  (b) = is the Contract Value immediately prior to the withdrawal, and

  (c) = is the most recently calculated Enhanced Death Benefit B.

After age 80, or the first day of the 61st month following the Rider Date, whichever is later, we will recalculate the Enhanced Death Benefit B only for purchase payments and withdrawals.

SPOUSAL CONTINUATION UNDER ALLSTATE PROVIDER ADVANTAGE CONTRACTS. If you elected the Enhanced Death Benefit Rider, and your spouse continues the Contract as described above, the Enhanced Death Benefit Rider and the mortality and expense risk charge for this Rider will terminate if your spouse is over age 80 on the date the Contract is continued. If the Enhanced Death Benefit Rider does continue, then the following conditions will apply:

.. The Contract Value on the date the Contract is continued will equal the death benefit amount;

.. Enhanced Death Benefit A will continue to be recalculated for purchase payments, withdrawals, and on Contract Anniversaries after the date the Contract is continued until the earlier of:

1. the first Contract Anniversary after the oldest new Owner's 80th birthday. After age 80, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals; or

2. the date we determine the death benefit;

unless the deceased Owner was age 80 or older on the date of death. In this case, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals after the date the Contract is continued.

.. The amount of the Enhanced Death Benefit B as of the date the Contract is continued and any subsequent purchase payments and less any


                                  33 PROSPECTUS
  subsequent withdrawal adjustments will accumulate daily at a rate equivalent to 5% per year after the date the Contract is continued, until the earlier of:

1. the first day of the month following the oldest new Owner's 80th birthday. After age 80, the Enhanced Death Benefit B will be recalculated only for purchase payments and withdrawals; or

2. the date we determine the death benefit;

unless the deceased Owner was age 80 or older on the date of death. In this case, the Enhanced Death Benefit B will be recalculated only for purchase payments and withdrawals after the date the Contract is continued.

SPOUSAL CONTINUATION UNDER ALLSTATE PROVIDER ULTRA CONTRACTS. If you elected the Enhanced Death Benefit Rider, and your spouse continues the Contract as described above, on the date the Contract is continued, the Rider Date will be reset to the date the Contract is continued. For purposes of calculating future death benefits, your spouse's age on this new Rider Date will be used to determine applicable death benefit amounts.

ENHANCED EARNINGS DEATH BENEFIT RIDER

For Contract owners and Annuitants up to and including age 75 as of the Rider Application Date, the Enhanced Earnings Death Benefit Rider is an optional benefit that you may elect.

The Rider may not be available in all states. We may discontinue the offering of the Rider at any time.

If the Contract owner is a natural person, the Enhanced Earnings Death Benefit Rider applies only upon the death of the Contract owner. If the Contract owner is not a natural individual, the Enhanced Earnings Death Benefit Rider applies only upon the death of the Annuitant. If the Owner is a natural person, the Enhanced Earnings Death Benefit is payable and the Rider will terminate and the annual charge for the Rider will cease upon the death of the Owner, unless the Contract and Rider are continued as permitted by a surviving spouse, as described below. If the Owner is a non-natural person, the Enhanced Earnings Death Benefit is payable and the Rider will terminate and the annual charge for the Rider will cease upon the death of the Annuitant.

The Enhanced Earnings Death Benefit Rider and the annual charge for the rider will terminate:

.. when the Contract owner is changed for reasons other than death;

.. if your spouse continues the Contract as described below and your spouse is over age 75 on the date the Contract is continued, (or if your spouse elects to terminate the Rider);

.. if the Contract owner is a non-natural person, when the Annuitant is changed for reasons other than death or when the Annuitant dies; or

.. on the Payout Start Date.

ALLSTATE PROVIDER ADVANTAGE CONTRACTS:

Under the Enhanced Earnings Death Benefit Rider, if the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is age 55 or younger on the Rider Application Date, the death benefit is increased by:

.. The lesser of 80% of In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-natural person), or 40% of In-Force Earnings, calculated as of the date we receive due proof of death.

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is between the ages of 56 and 65 on the Rider Application Date, the death benefit is increased by:

.. The lesser of 60% of In-Force Premium (Excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or annuitant is the Owner is a non-natural person), or 30% of In-Force Earnings.

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is between the ages of 66 and 75 on the Rider Application Date, the death benefit is increased by:

.. The lesser of 40% of In-Force Premium (excluding purchase payments made after the Rider Application Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-natural person), or 20% of In-Force Earnings, calculated as of the date we receive due proof of death.

ALLSTATE PROVIDER ULTRA CONTRACTS:

Under the Enhanced Earnings Death Benefit Rider, if the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is age 55 or younger on the Rider Application Date, the death benefit is increased by:

.. 40% of the lesser of 200% of In-Force Premium (excluding purchase payments made in the 12-month period immediately preceding the date of death) or the In-Force Earnings. ("In-Force Earnings" are referred to as "Death Benefit Earnings" in the ALLSTATE PROVIDER ULTRA CONTRACTS, but we use the term "In-Force Earnings" in this prospectus for convenience).

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is between the ages of 56 and 65 on the Rider Application Date, the death benefit is increased by:

.. 30% of the lesser of 200% of the In-Force Premium (excluding purchase payments made in the 12-month


                                  34 PROSPECTUS
  period immediately preceding the date of death) or the In-Force Earnings.

If the oldest Contract owner (or the Annuitant if the Contract owner is a non-natural person) is between the ages of 66 and 75 on the Rider Application Date, the death benefit is increased by:

.. 20% of the lesser of 200% of the In-Force Premium (excluding purchase payments made in the 12-month period immediately preceding the date of death) or the In-Force earnings.

BOTH CONTRACTS:

For purpose of calculating the Enhanced Earnings Death Benefit, the following definitions apply:

  In-Force Premium equals the Contract Value on the Rider Date plus all purchase payments made after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.

  In-Force Earnings equal the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.

  An Excess-of-Earnings Withdrawal is the amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.

We will calculate the Enhanced Earnings Death Benefit Rider as of the date we receive a complete request for settlement of the death benefit. We will pay the Enhanced Earnings Death Benefit with the death benefit as described under "Death Benefit Payments" below.

SPOUSAL CONTINUATION. If you elected the Enhanced Earnings Death Benefit Rider, and your spouse continues the Contract as described below, the Enhanced Earnings Death Benefit Rider and the annual charge for this Option will terminate if the oldest new Contract owner is over age 75 on the date the Contract is continued, or if your spouse elects to terminate the Rider. If the Enhanced Earnings Death Benefit Rider is not terminated, on the date the Contract is continued, the Rider Date for this Rider will be reset to the date the Contract is continued ("new Rider Date"). The age of the surviving spouse (oldest Contract owner for ALLSTATE PROVIDER ADVANTAGE CONTRACTS) on the new Rider Date will be used to determine the Enhanced Earnings Death Benefit after the new Rider Date. Also, the age of the surviving spouse (oldest Contract owner for ALLSTATE PROVIDER ADVANTAGE CONTRACTS) on the new Rider Date will be used to determine the annual charge for the Rider after the new Rider Date.

The value of the Enhanced Earnings Death Benefit largely depends on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Enhanced Earnings Death Benefit Rider may not be appropriate. For purposes of calculating the Enhanced Earnings Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your financial advisor can help you decide if the Enhanced Earnings Death Benefit Rider is right for you.

For examples of how the death benefit is calculated under the Enhanced Earnings Death Benefit Rider, see Appendix C.

DEATH BENEFIT PAYMENTS

If the sole new Contract Owner is your spouse, the new Contract Owner may:

1) elect to receive the death benefit in a lump sum, or

2) elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

.. the life of the new Contract Owner;

.. for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Contract Owner; or

.. over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

If your spouse does not elect one of the options above the Contract will continue in the Accumulation Phase as if the death had not occurred. If the contract is continued in the Accumulation Phase, the following conditions apply:


On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we received a complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time), except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account.

Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

   (i) transfer all or a portion of the excess among the Variable Sub-Accounts;


                                  35 PROSPECTUS

   (ii) transfer all or a portion of the excess into the Guarantee Maturity Fixed Account and begin a new Guarantee Period; or

   (iii) transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Guarantee Maturity Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Market Value Adjustment or withdrawal charge. Only one spousal continuation is allowed under this Contract.

Prior to the Payout Start Date, the death benefit of the continued Contract will be as described under Death Benefit Amount above.

If the new Contract Owner is not your spouse but is a natural person, or if there are multiple natural persons new Contract Owners the new Contract Owner may:

1) elect to receive the death benefit in a lump sum, or

2) elect to apply the death benefit to an Income Plan.

Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

.. the life of the new Contract Owner;

.. for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Contract Owner; or

.. over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.


If the new Contract Owner does not elect one of the options above then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the new Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Contract Owner may exercise all rights as set forth in the Transfers section of the Contract during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS will be waived for any withdrawals made during this 5 year period.

If the new Contract Owner dies prior to the receiving all of the Contract Value, then the new Contract Owner's named beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Contract Owner's death.

If the new Contract Owner is a corporation, trust, or other non- natural person:

(a)
The new Contract Owner may elect to receive the death benefit in a lump sum; or


(b)
If the new Contract Owner does not elect the option above, then the new Contract Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the new Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Contract Owner may exercise all rights as set forth in the Transfers provision of the Contract during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS will be waived during this 5 year period.

We reserve the right to offer additional options upon the death of the Contract Owner.

If any new Contract Owner is a non-natural person, all new Contract Owners will be considered to be non-natural persons for the above purposes.

Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Contract Owner from the date of your death to the date on which the death benefit is paid.


DEATH OF ANNUITANT
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, then the Contract will continue with a new Annuitant as described in the Annuitant provision above.

If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-natural person, the following apply:

(a) The Contract owner may elect to receive the death benefit in a lump sum; or


(b)
If the Contract owner does not elect the above option, then the Contract Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation


                                  36 PROSPECTUS

Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract owner may then exercise all rights as set forth in the Transfers provision of the Contract during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Any withdrawal charges applicable under ALLSTATE PROVIDER ULTRA CONTRACTS will be waived during this 5 year period.

We reserve the right to offer additional options upon the death of the Annuitant.

Under any of these options, all ownership rights are available to the non-natural Contract Owner from the date of the Annuitant's death to the date on which the death benefit is paid.


                                  37 PROSPECTUS

MORE INFORMATION
--------------------------------------------------------------------------------

GLENBROOK LIFE

 Glenbrook Life is the issuer of the Contract. Glenbrook Life is a stock life insurance company originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992 the Company was known as "William Penn Life Assurance Company of America." In 1992, the Company was renamed Glenbrook Life and redomesticated to Illinois. In 1998, the Company was redomesticated to Arizona.


Glenbrook Life is licensed to operate in the District of Columbia and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our main administrative office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Glenbrook Life is a wholly owned subsidiary of Allstate Life Insurance Company (Allstate Life), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.


Glenbrook Life and Allstate Life entered into reinsurance agreements, under which Glenbrook Life reinsures all of its business with Allstate Life. Under the agreements, contract charges, credited interest, policy benefits and certain expenses under all general account contracts are reinsured with Allstate Life.
 Allstate Life is bound to stand behind Glenbrook Life's contractual obligations to its policyholders. However, the obligations of Allstate Life under the reinsurance agreements are to Glenbrook Life. Glenbrook Life continues to have primary responsibility as the direct insurer for risks reinsured. In addition, assets of Glenbrook Life that relate to insurance in-force, excluding Separate Accounts assets, are transferred to Allstate Life. Therefore, the funds necessary to support the operations of Glenbrook Life are provided by Allstate Life and Glenbrook Life is not required to obtain additional capital to support in-force or future business.


Several independent rating agencies regularly evaluate life insurer claims paying ability, quality of investment portfolio and overall stability. A.M. Best Company assigns Glenbrook Life the rating of A+(r) (Superior). Standard & Poor's Insurance Rating Services assigns the rating of AA+ (very strong) to Glenbrook Life's claims-paying ability and Moody's Investors Service assigns an Aa2 (excellent) financial strength rating to Glenbrook Life. Glenbrook Life shares the same ratings from these rating agencies of its parent, Allstate Life due to its reinsurance arrangements with Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT

Glenbrook established the Glenbrook Life Multi-Manager Variable Account on January 15, 1996. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Glenbrook.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Arizona law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Glenbrook.


The Variable Account consists of multiple Variable Sub-Accounts. Each Variable Sub-Account invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We may also add other Variable Sub-Accounts that may be available under other variable annuity contracts. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the


                                  38 PROSPECTUS
record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT

DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the NASD, Inc.

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8.5% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 1.00%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Glenbrook does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract owners arising out of services rendered or Contracts issued.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account.

We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract owner records;

.. Contract owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

QUALIFIED PLANS

If you use the Contract within a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of withdrawal charges (if applicable), death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan


                                  39 PROSPECTUS
limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

LEGAL MATTERS


Foley & Lardner, Washington, D.C., has advised Glenbrook on certain federal securities law matters. All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Glenbrook's right to issue such Contracts under state insurance law, have been passed upon by Michael
J. Velotta, General Counsel of Glenbrook.


                                       40 PROSPECTUS

TAXES
--------------------------------------------------------------------------------


THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. GLENBROOK MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF GLENBROOK LIFE AND
ANNUITY COMPANY
Glenbrook is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code (the "Code"). Since the Variable Account is not an entity separate from Glenbrook, and its operations form a part of Glenbrook, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Glenbrook believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Glenbrook does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Glenbrook does not intend to make provisions for any such taxes. If Glenbrook is taxed on investment income or capital gains of the Variable Account, then Glenbrook may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and


.. Glenbrook is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions To The Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.



DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Glenbrook does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.



OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract


                                       41 PROSPECTUS
owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.


Your rights under the Contract are different than those described by the IRS in rulings in which it found that Contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among a broader selection of investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Glenbrook does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. The Federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract Owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.


PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,


                                       42 PROSPECTUS

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract for a new non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax. Currently we do not allow assignments.



AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Glenbrook (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING

Generally, Glenbrook is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Glenbrook is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
 ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number.


TAX QUALIFIED CONTRACTS
The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

.. Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the
  Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension Plans under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section
  408(p) of the Code;

.. Tax Sheltered Annuities under Section 403(b) of the Code;

.. Corporate and Self Employed Pension and Profit Sharing Plans under Sections
  401 and 403; and


                                       43 PROSPECTUS

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Section 457.


Glenbrook reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above or to modify the Contract to conform with tax requirements.

The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Glenbrook can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA or Qualified Plan under which the decedent's surviving spouse is the beneficiary. Glenbrook does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA or Qualified Plan.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED QUALIFIED CONTRACT. If you make a partial withdrawal under a Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, qualified plans require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that the certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.


Glenbrook reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (only applies for IRAs),

.. made for qualified higher education expenses (only applies for IRAs), and

.. made for a first time home purchase (up to a $10,000 lifetime limit and only applies for IRAs).


                                  44 PROSPECTUS

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.



SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON QUALIFIED CONTRACTS. With respect to Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.


INCOME TAX WITHHOLDING ON QUALIFIED CONTRACTS. Generally, Glenbrook is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Glenbrook is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.


For all annuitized distributions that are not subject to the 20% withholding requirement, Glenbrook is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
 ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number.


INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL
IRAS)


Internal Revenue Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:


                                  45 PROSPECTUS

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the annuity contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and


4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION PLANS. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). Sections 408(p) and 401(k) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an IRA or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:


.. attains age 59 1/2,

.. separates from service,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).


These limitations do not apply to withdrawals where Glenbrook is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees. Such retirement plans (commonly referred to as "H.R.10" or "Keogh") may permit the purchase of annuity contracts.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan.


                                       46 PROSPECTUS

ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------


Glenbrook's annual report on Form 10-K for the year ended December 31, 2002 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0001007285. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http:// www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at 300 N. Milwaukee Ave., Vernon Hills, IL 60061 (telephone:
1-800-755-5275).






PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period.


All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of Contract charges, including the contract maintenance charge and the withdrawal charge (for ALLSTATE PROVIDER ULTRA CONTRACTS). Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance charge or withdrawal charge. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Portfolios for the periods beginning with the inception dates of the Portfolios and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.




                                       47 PROSPECTUS

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED (BASE POLICY)(1)
--------------------------------------------------------------------------------





ALLSTATE PROVIDER ADVANTAGE CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,
VARIABLE SUB-ACCOUNTS                                         2001      2002
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $11.292
 Accumulation Unit Value, End of Period                      $11.292   $ 9.216
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.619
 Accumulation Unit Value, End of Period                      $12.619   $ 9.397
 Number of Units Outstanding, End of Period                    1,667     2,284
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.391
 Accumulation Unit Value, End of Period                      $12.391   $10.298
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.629
 Accumulation Unit Value, End of Period                      $11.629   $ 7.903
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. HIGH YIELD
 Accumulation Unit Value, Beginning of Period                $10.000   $10.573
 Accumulation Unit Value, End of Period                      $10.573   $ 9.802
 Number of Units Outstanding, End of Period                        0       442
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.853
 Accumulation Unit Value, End of Period                      $11.853   $ 8.138
 Number of Units Outstanding, End of Period                    1,836     3,537
FEDERATED PRIME MONEY FUND II
 Accumulation Unit Value, Beginning of Period                $10.000   $10.016
 Accumulation Unit Value, End of Period                      $10.016   $ 9.999
 Number of Units Outstanding, End of Period                      846     1,954
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.452
 Accumulation Unit Value, End of Period                      $11.452   $10.168
 Number of Units Outstanding, End of Period                        0       793
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.703
 Accumulation Unit Value, End of Period                      $11.703   $ 9.545
 Number of Units Outstanding, End of Period                      180     4,978
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $12.424
 Accumulation Unit Value, End of Period                      $12.424   $ 8.525
 Number of Units Outstanding, End of Period                    1,314     2,524
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.165
 Accumulation Unit Value, End of Period                      $10.165   $10.337
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP INDEX 500 PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.870

                                  48 PROSPECTUS


 Accumulation Unit Value, End of Period                      $11.870   $ 9.063
 Number of Units Outstanding, End of Period                       58     2,399
FIDELITY VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.653
 Accumulation Unit Value, End of Period                      $11.653   $ 9.125
 Number of Units Outstanding, End of Period                      676     1,439
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $12.752
 Accumulation Unit Value, End of Period                      $12.752   $ 8.304
 Number of Units Outstanding, End of Period                        0       221
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.545
 Accumulation Unit Value, End of Period                      $11.545   $ 8.962
 Number of Units Outstanding, End of Period                        0     1,539
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $13.155
 Accumulation Unit Value, End of Period                      $13.155   $ 8.832
 Number of Units Outstanding, End of Period                      355     1,202
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.948
 Accumulation Unit Value, End of Period                      $11.948   $ 8.855
 Number of Units Outstanding, End of Period                        0       730
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.020
 Accumulation Unit Value, End of Period                      $10.020   $ 7.606
 Number of Units Outstanding, End of Period                       35       747
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.554
 Accumulation Unit Value, End of Period                      $11.554   $ 8.214
 Number of Units Outstanding, End of Period                      182     1,538
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.235
 Accumulation Unit Value, End of Period                      $12.235   $ 8.810
 Number of Units Outstanding, End of Period                      576     4,510
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $12.373
 Accumulation Unit Value, End of Period                      $12.373   $ 9.485
 Number of Units Outstanding, End of Period                       82       517
OPPENHEIMER MAIN STREET (3)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.480
 Accumulation Unit Value, End of Period                      $11.480   $ 9.178
 Number of Units Outstanding, End of Period                    2.061     8,915
OPPENHEIMER MULTIPLE STRATEGIES
 Accumulation Unit Value, Beginning of Period                $10.000   $11.184
 Accumulation Unit Value, End of Period                      $11.184   $ 9.866
 Number of Units Outstanding, End of Period                        0     4,364
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.384
 Accumulation Unit Value, End of Period                      $10.384   $10.984
 Number of Units Outstanding, End of Period                        0     1,146

                                 49 PROSPECTUS

PUTNAM VT DIVERSIFIED INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.190
 Accumulation Unit Value, End of Period                      $10.190   $10.624
 Number of Units Outstanding, End of Period                       68     3,663
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.385
 Accumulation Unit Value, End of Period                      $11.385   $ 9.080
 Number of Units Outstanding, End of Period                        0       131
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $12.249
 Accumulation Unit Value, End of Period                      $12.249   $ 8.503
 Number of Units Outstanding, End of Period                        0     1,402
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.053
 Accumulation Unit Value, End of Period                      $11.053   $ 8.668
 Number of Units Outstanding, End of Period                        0       361
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.856
 Accumulation Unit Value, End of Period                      $11.856   $ 9.851
 Number of Units Outstanding, End of Period                        0     3,078
PUTNAM VT DISCOVERY GROWTH CLASS IB(4)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.955
 Accumulation Unit Value, End of Period                      $12.955   $ 8.981
 Number of Units Outstanding, End of Period                        0     2,173
 STI CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.146
 Accumulation Unit Value, End of Period                      $12.146   $ 9.340
 Number of Units Outstanding, End of Period                        0     2,720
STI GROWTH AND INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $11.675
 Accumulation Unit Value, End of Period                      $11.675   $ 9.127
 Number of Units Outstanding, End of Period                        0        96
STI INTERNATIONAL EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.261
 Accumulation Unit Value, End of Period                      $11.261   $ 9.026
 Number of Units Outstanding, End of Period                        0         0
STI INVESTMENT GRADE BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.949
 Accumulation Unit Value, End of Period                      $ 9.949   $10.519
 Number of Units Outstanding, End of Period                       70     4,156
STI MID-CAP EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $12.960
 Accumulation Unit Value, End of Period                      $12.960   $ 9.129
 Number of Units Outstanding, End of Period                      308     3,247
STI QUALITY GROWTH STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $11.837
 Accumulation Unit Value, End of Period                      $11.837   $ 9.452
 Number of Units Outstanding, End of Period                        0         0
STI SMALL CAP VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $12.108
 Accumulation Unit Value, End of Period                      $12.108   $11.778
 Number of Units Outstanding, End of Period                    1,066     3,129

                                 50 PROSPECTUS

STI VALUE INCOME STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $11.633
 Accumulation Unit Value, End of Period                      $11.633   $ 9.507
 Number of Units Outstanding, End of Period                      181     2,719
TEMPLETON GLOBAL INCOME SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.957
 Accumulation Unit Value, End of Period                      $ 9.957   $11.876
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON GROWTH SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.839
 Accumulation Unit Value, End of Period                      $11.839   $ 9.500
 Number of Units Outstanding, End of Period                        0     2,112


*The Contracts were first offered on September 17, 2001.

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.45%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2003 the Oppenheimer Main Street Growth & Income Fund changed its name to Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(4) Effective May 1, 2003 the Putnam VT Voyager II Fund changed its name to Putnam VT Discovery Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(5) Effective September 6, 2002, the STI Quality Growth Stock Fund merged into the STI Capital Appreciation Fund. Accordingly, for administrative convenience, on September 6, 2002, we combined the STI Quality Growth Stock Variable Sub-Account into the STI Capital Appreciation Variable Sub-Account.





                                  51 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE ENHANCED DEATH BENEFIT(1)
--------------------------------------------------------------------------------

ALLSTATE PROVIDER ADVANTAGE CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,
VARIABLE SUB-ACCOUNTS                                         2001      2002
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $11.284
 Accumulation Unit Value, End of Period                      $11.284   $ 9.186
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.610
 Accumulation Unit Value, End of Period                      $12.610   $ 9.367
 Number of Units Outstanding, End of Period                        0       263
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.382
 Accumulation Unit Value, End of Period                      $12.382   $10.265
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.621
 Accumulation Unit Value, End of Period                      $11.621   $ 7.877
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. HIGH YIELD
 Accumulation Unit Value, Beginning of Period                $10.000   $10.566
 Accumulation Unit Value, End of Period                      $10.566   $ 9.770
 Number of Units Outstanding, End of Period                        0        94
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.844
 Accumulation Unit Value, End of Period                      $11.844   $ 8.111
 Number of Units Outstanding, End of Period                        0         0
FEDERATED PRIME MONEY FUND II
 Accumulation Unit Value, Beginning of Period                $10.000   $10.009
 Accumulation Unit Value, End of Period                      $10.009   $ 9.967
 Number of Units Outstanding, End of Period                    2,178     6,307
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.417
 Accumulation Unit Value, End of Period                      $11.417   $10.135
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.695
 Accumulation Unit Value, End of Period                      $11.695   $ 9.514
 Number of Units Outstanding, End of Period                        0       839
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $12.415
 Accumulation Unit Value, End of Period                      $12.415   $ 8.498
 Number of Units Outstanding, End of Period                        0       456
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.157
 Accumulation Unit Value, End of Period                      $10.157   $10.304
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP INDEX 500 PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.862
 Accumulation Unit Value, End of Period                      $11.862   $ 9.033
 Number of Units Outstanding, End of Period                        0       277


                                 52 PROSPECTUS

FIDELITY VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.645
 Accumulation Unit Value, End of Period                      $11.645   $ 9.096
 Number of Units Outstanding, End of Period                        0         0
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $12.743
 Accumulation Unit Value, End of Period                      $12.743   $ 8.277
 Number of Units Outstanding, End of Period                      102       312
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.537
 Accumulation Unit Value, End of Period                      $11.537   $ 8.933
 Number of Units Outstanding, End of Period                        0       185
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $13.146
 Accumulation Unit Value, End of Period                      $13.146   $ 8.804
 Number of Units Outstanding, End of Period                        0       447
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.940
 Accumulation Unit Value, End of Period                      $11.940   $ 8.826
 Number of Units Outstanding, End of Period                        0         0
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.013
 Accumulation Unit Value, End of Period                      $10.013   $ 7.581
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.546
 Accumulation Unit Value, End of Period                      $11.546   $ 8.187
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.226
 Accumulation Unit Value, End of Period                      $12.226   $ 8.781
 Number of Units Outstanding, End of Period                      105       581
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $12.364
 Accumulation Unit Value, End of Period                      $12.364   $ 9.454
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER MAIN STREET (3)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.472
 Accumulation Unit Value, End of Period                      $11.472   $ 9.148
 Number of Units Outstanding, End of Period                        0     1,322
OPPENHEIMER MULTIPLE STRATEGIES
 Accumulation Unit Value, Beginning of Period                $10.000   $11.176
 Accumulation Unit Value, End of Period                      $11.176   $ 9.834
 Number of Units Outstanding, End of Period                      115       522
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.377
 Accumulation Unit Value, End of Period                      $10.377   $10.948
 Number of Units Outstanding, End of Period                      123       448

                                 53 PROSPECTUS

PUTNAM VT DIVERSIFIED INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.183
 Accumulation Unit Value, End of Period                      $10.183   $10.590
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.377
 Accumulation Unit Value, End of Period                      $11.377   $ 9.051
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $12.241
 Accumulation Unit Value, End of Period                      $12.241   $ 8.475
 Number of Units Outstanding, End of Period                        0       919
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.045
 Accumulation Unit Value, End of Period                      $11.045   $ 8.640
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.848
 Accumulation Unit Value, End of Period                      $11.848   $ 9.819
 Number of Units Outstanding, End of Period                        0       839
PUTNAM VT DISCOVERY GROWTH CLASS IB (4)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.945
 Accumulation Unit Value, End of Period                      $12.945   $ 8.952
 Number of Units Outstanding, End of Period                        0       261
 STI CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.137
 Accumulation Unit Value, End of Period                      $12.137   $ 9.310
 Number of Units Outstanding, End of Period                        0     3,913
STI GROWTH AND INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $11.667
 Accumulation Unit Value, End of Period                      $11.667   $ 9.098
 Number of Units Outstanding, End of Period                        0     1,979
STI INTERNATIONAL EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.253
 Accumulation Unit Value, End of Period                      $11.253   $ 8.996
 Number of Units Outstanding, End of Period                        0        90
STI INVESTMENT GRADE BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.942
 Accumulation Unit Value, End of Period                      $ 9.942   $10.485
 Number of Units Outstanding, End of Period                        0       368
STI MID-CAP EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $12.951
 Accumulation Unit Value, End of Period                      $12.951   $ 9.099
 Number of Units Outstanding, End of Period                        0     2,414
STI QUALITY GROWTH STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $11.829
 Accumulation Unit Value, End of Period                      $11.829   $ 9.429
 Number of Units Outstanding, End of Period                        0         0
STI SMALL CAP VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $12.100
 Accumulation Unit Value, End of Period                      $12.100   $11.740
 Number of Units Outstanding, End of Period                        0       669

                                 54 PROSPECTUS

STI VALUE INCOME STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $11.624
 Accumulation Unit Value, End of Period                      $11.624   $ 9.476
 Number of Units Outstanding, End of Period                        0     2,369
TEMPLETON GLOBAL INCOME SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.950
 Accumulation Unit Value, End of Period                      $ 9.950   $11.837
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON GROWTH SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.830
 Accumulation Unit Value, End of Period                      $11.830   $ 9.469
 Number of Units Outstanding, End of Period                        0       312


*The Contracts were first offered on September 17, 2001.

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.70%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2003 the Oppenheimer Main Street Growth & Income Fund changed its name to Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(4) Effective May 1, 2003 the Putnam VT Voyager II Fund changed its name to Putnam VT Discovery Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(5) Effective September 6, 2002, the STI Quality Growth Stock Fund merged into the STI Capital Appreciation Fund. Accordingly, for administrative convenience, on September 6, 2002, we combined the STI Quality Growth Stock Variable Sub-Account into the STI Capital Appreciation Variable Sub-Account.



                                 55 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE INCOME BENEFIT RIDER(1)
--------------------------------------------------------------------------------




ALLSTATE PROVIDER ADVANTAGE CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,
VARIABLE SUB-ACCOUNTS                                         2001      2002
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $11.284
 Accumulation Unit Value, End of Period                      $11.284   $ 9.186
 Number of Units Outstanding, End of Period                        0       388
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.610
 Accumulation Unit Value, End of Period                      $12.610   $ 9.367
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.382
 Accumulation Unit Value, End of Period                      $12.382   $10.265
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.621
 Accumulation Unit Value, End of Period                      $11.621   $ 7.877
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. HIGH YIELD
 Accumulation Unit Value, Beginning of Period                $10.000   $10.566
 Accumulation Unit Value, End of Period                      $10.566   $ 9.770
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.844
 Accumulation Unit Value, End of Period                      $11.844   $ 8.111
 Number of Units Outstanding, End of Period                        0         0
FEDERATED PRIME MONEY FUND II
 Accumulation Unit Value, Beginning of Period                $10.000   $10.009
 Accumulation Unit Value, End of Period                      $10.009   $ 9.967
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.417
 Accumulation Unit Value, End of Period                      $11.417   $10.135
 Number of Units Outstanding, End of Period                        0       183
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.695
 Accumulation Unit Value, End of Period                      $11.695   $ 9.514
 Number of Units Outstanding, End of Period                        0       534
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $12.415
 Accumulation Unit Value, End of Period                      $12.415   $ 8.498
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.157
 Accumulation Unit Value, End of Period                      $10.157   $10.304
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP INDEX 500 PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 1.862
 Accumulation Unit Value, End of Period                      $ 1.862   $ 9.033
 Number of Units Outstanding, End of Period                    1,375     1,373

                                 56 PROSPECTUS


FIDELITY VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.645
 Accumulation Unit Value, End of Period                      $11.645   $ 9.096
 Number of Units Outstanding, End of Period                        0         0
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $12.743
 Accumulation Unit Value, End of Period                      $12.743   $ 8.277
 Number of Units Outstanding, End of Period                      824       823
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.537
 Accumulation Unit Value, End of Period                      $11.537   $ 8.933
 Number of Units Outstanding, End of Period                      700       699
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $13.146
 Accumulation Unit Value, End of Period                      $13.146   $ 8.804
 Number of Units Outstanding, End of Period                        0       253
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.940
 Accumulation Unit Value, End of Period                      $11.940   $ 8.826
 Number of Units Outstanding, End of Period                        0         0
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.013
 Accumulation Unit Value, End of Period                      $10.013   $ 7.581
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.546
 Accumulation Unit Value, End of Period                      $11.546   $ 8.187
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.226
 Accumulation Unit Value, End of Period                      $12.226   $ 8.781
 Number of Units Outstanding, End of Period                        0       658
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $12.364
 Accumulation Unit Value, End of Period                      $12.364   $ 9.454
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER MAIN STREET (3)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.472
 Accumulation Unit Value, End of Period                      $11.472   $ 9.148
 Number of Units Outstanding, End of Period                        0       682
OPPENHEIMER MULTIPLE STRATEGIES
 Accumulation Unit Value, Beginning of Period                $10.000   $11.176
 Accumulation Unit Value, End of Period                      $11.176   $ 9.834
 Number of Units Outstanding, End of Period                        0       129
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.377
 Accumulation Unit Value, End of Period                      $10.377   $10.948
 Number of Units Outstanding, End of Period                        0         0

                                 57 PROSPECTUS

PUTNAM VT DIVERSIFIED INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.183
 Accumulation Unit Value, End of Period                      $10.183   $10.590
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.377
 Accumulation Unit Value, End of Period                      $11.377   $ 9.051
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $12.241
 Accumulation Unit Value, End of Period                      $12.241   $ 8.475
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.045
 Accumulation Unit Value, End of Period                      $11.045   $ 8.640
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.848
 Accumulation Unit Value, End of Period                      $11.848   $ 9.819
 Number of Units Outstanding, End of Period                      536       732
PUTNAM VT DISCOVERY GROWTH CLASS IB (4)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.945
 Accumulation Unit Value, End of Period                      $12.945   $ 8.952
 Number of Units Outstanding, End of Period                        0         0
 STI CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.137
 Accumulation Unit Value, End of Period                      $12.137   $ 9.310
 Number of Units Outstanding, End of Period                        0         0
STI GROWTH AND INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $11.667
 Accumulation Unit Value, End of Period                      $11.667   $ 9.098
 Number of Units Outstanding, End of Period                        0         0
STI INTERNATIONAL EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.253
 Accumulation Unit Value, End of Period                      $11.253   $ 8.996
 Number of Units Outstanding, End of Period                        0         0
STI INVESTMENT GRADE BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.942
 Accumulation Unit Value, End of Period                      $ 9.942   $10.485
 Number of Units Outstanding, End of Period                        0    24,322
STI MID-CAP EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $12.951
 Accumulation Unit Value, End of Period                      $12.951   $ 9.099
 Number of Units Outstanding, End of Period                        0       503
STI QUALITY GROWTH STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $11.829
 Accumulation Unit Value, End of Period                      $11.829   $ 9.429
 Number of Units Outstanding, End of Period                        0         0
STI SMALL CAP VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $12.100
 Accumulation Unit Value, End of Period                      $12.100   $11.740
 Number of Units Outstanding, End of Period                        0       204

                                 58 PROSPECTUS

STI VALUE INCOME STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $11.624
 Accumulation Unit Value, End of Period                      $11.624   $ 9.476
 Number of Units Outstanding, End of Period                        0       665
TEMPLETON GLOBAL INCOME SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.950
 Accumulation Unit Value, End of Period                      $ 9.950   $11.837
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON GROWTH SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.830
 Accumulation Unit Value, End of Period                      $11.830   $ 9.469
 Number of Units Outstanding, End of Period                        0       541


*The Contracts were first offered on September 17, 2001.

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.70%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2003 the Oppenheimer Main Street Growth & Income Fund changed its name to Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(4) Effective May 1, 2003 the Putnam VT Voyager II Fund changed its name to Putnam VT Discovery Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(5) Effective September 6, 2002, the STI Quality Growth Stock Fund merged into the STI Capital Appreciation Fund. Accordingly, for administrative convenience, on September 6, 2002, we combined the STI Quality Growth Stock Variable Sub-Account into the STI Capital Appreciation Variable Sub-Account.



                                  59 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS(1)
--------------------------------------------------------------------------------


ALLSTATE PROVIDER ADVANTAGE CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,
VARIABLE SUB-ACCOUNTS                                         2001      2002
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $11.276
 Accumulation Unit Value, End of Period                      $11.276   $ 9.156
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.601
 Accumulation Unit Value, End of Period                      $12.601   $ 9.336
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.374
 Accumulation Unit Value, End of Period                      $12.374   $10.231
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.613
 Accumulation Unit Value, End of Period                      $11.613   $ 7.852
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. HIGH YIELD
 Accumulation Unit Value, Beginning of Period                $10.000   $10.558
 Accumulation Unit Value, End of Period                      $10.558   $ 9.738
 Number of Units Outstanding, End of Period                        0         0
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.836
 Accumulation Unit Value, End of Period                      $11.836   $ 8.085
 Number of Units Outstanding, End of Period                        0         0
FEDERATED PRIME MONEY FUND II
 Accumulation Unit Value, Beginning of Period                $10.000   $10.002
 Accumulation Unit Value, End of Period                      $10.002   $ 9.934
 Number of Units Outstanding, End of Period                   14,453    14,453
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.409
 Accumulation Unit Value, End of Period                      $11.409   $10.102
 Number of Units Outstanding, End of Period                      575       575
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.686
 Accumulation Unit Value, End of Period                      $11.686   $ 9.483
 Number of Units Outstanding, End of Period                        0       616
FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $12.406
 Accumulation Unit Value, End of Period                      $12.406   $ 8.470
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.150
 Accumulation Unit Value, End of Period                      $10.150   $10.270
 Number of Units Outstanding, End of Period                        0         0
FIDELITY VIP INDEX 500 PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.854
 Accumulation Unit Value, End of Period                      $11.854   $ 9.004
 Number of Units Outstanding, End of Period                        0         0

                                 60 PROSPECTUS

FIDELITY VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.637
 Accumulation Unit Value, End of Period                      $11.637   $ 9.066
 Number of Units Outstanding, End of Period                        0         0
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $12.734
 Accumulation Unit Value, End of Period                      $12.734   $ 8.250
 Number of Units Outstanding, End of Period                        0         0
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.529
 Accumulation Unit Value, End of Period                      $11.529   $ 8.904
 Number of Units Outstanding, End of Period                        0         0
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $13.137
 Accumulation Unit Value, End of Period                      $13.137   $ 8.775
 Number of Units Outstanding, End of Period                        0         0
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $11.932
 Accumulation Unit Value, End of Period                      $11.932   $ 8.798
 Number of Units Outstanding, End of Period                        0         0
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $10.006
 Accumulation Unit Value, End of Period                      $10.006   $ 7.556
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $11.538
 Accumulation Unit Value, End of Period                      $11.538   $ 8.161
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $12.217
 Accumulation Unit Value, End of Period                      $12.217   $ 8.752
 Number of Units Outstanding, End of Period                        0     1,291
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $12.356
 Accumulation Unit Value, End of Period                      $12.356   $ 9.423
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER MAIN STREET (3)
 Accumulation Unit Value, Beginning of Period                $10.000   $11.464
 Accumulation Unit Value, End of Period                      $11.464   $ 9.118
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER MULTIPLE STRATEGIES
 Accumulation Unit Value, Beginning of Period                $10.000   $11.169
 Accumulation Unit Value, End of Period                      $11.169   $ 9.802
 Number of Units Outstanding, End of Period                        0         0
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.369
 Accumulation Unit Value, End of Period                      $10.369   $10.913
 Number of Units Outstanding, End of Period                        0         0

                                 61 PROSPECTUS

PUTNAM VT DIVERSIFIED INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.175
 Accumulation Unit Value, End of Period                      $10.175   $10.555
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.369
 Accumulation Unit Value, End of Period                      $11.369   $ 9.021
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $12.232
 Accumulation Unit Value, End of Period                      $12.232   $ 8.448
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.037
 Accumulation Unit Value, End of Period                      $11.037   $ 8.612
 Number of Units Outstanding, End of Period                      587       586
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $11.840
 Accumulation Unit Value, End of Period                      $11.840   $ 9.787
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT DISCOVERY GROWTH CLASS IB (4)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.936
 Accumulation Unit Value, End of Period                      $12.936   $ 8.923
 Number of Units Outstanding, End of Period                        0         0
 STI CAPITAL APPRECIATION (5)
 Accumulation Unit Value, Beginning of Period                $10.000   $12.129
 Accumulation Unit Value, End of Period                      $12.129   $ 9.280
 Number of Units Outstanding, End of Period                        0         0
STI GROWTH AND INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $11.659
 Accumulation Unit Value, End of Period                      $11.659   $ 9.068
 Number of Units Outstanding, End of Period                        0         0
STI INTERNATIONAL EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.245
 Accumulation Unit Value, End of Period                      $11.245   $ 8.967
 Number of Units Outstanding, End of Period                        0         0
STI INVESTMENT GRADE BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.935
 Accumulation Unit Value, End of Period                      $ 9.935   $10.451
 Number of Units Outstanding, End of Period                        0         0
STI MID-CAP EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $12.942
 Accumulation Unit Value, End of Period                      $12.942   $ 9.070
 Number of Units Outstanding, End of Period                      514       514
STI QUALITY GROWTH STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $12.942
 Accumulation Unit Value, End of Period                      $12.942   $ 9.401
 Number of Units Outstanding, End of Period                      514       514
STI SMALL CAP VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $11.820
 Accumulation Unit Value, End of Period                      $11.820   $
 Number of Units Outstanding, End of Period                        0         0

                                 62 PROSPECTUS

STI VALUE INCOME STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $11.616
 Accumulation Unit Value, End of Period                      $11.616   $ 9.445
 Number of Units Outstanding, End of Period                        0     1,239
TEMPLETON GLOBAL INCOME SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.943
 Accumulation Unit Value, End of Period                      $ 9.943   $11.799
 Number of Units Outstanding, End of Period                        0         0
TEMPLETON GROWTH SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $11.822
 Accumulation Unit Value, End of Period                      $11.822   $ 9.438
 Number of Units Outstanding, End of Period                        0         0

*The Contracts were first offered on September 17, 2001.

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.95%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2003 the Oppenheimer Main Street Growth & Income Fund changed its name to Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(4) Effective May 1, 2003 the Putnam VT Voyager II Fund changed its name to Putnam VT Discovery Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(5) Effective September 6, 2002, the STI Quality Growth Stock Fund merged into the STI Capital Appreciation Fund. Accordingly, for administrative convenience, on September 6, 2002, we combined the STI Quality Growth Stock Variable Sub-Account into the STI Capital Appreciation Variable Sub-Account.



                                  63 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED (BASE POLICY)(1)
--------------------------------------------------------------------------------



ALLSTATE PROVIDER ULTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER
31,                                                          2001       2002
VARIABLE SUB-ACCOUNTS
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.121
 Accumulation Unit Value, End of Period                    $  9.121   $  7.459
 Number of Units Outstanding, End of Period                  17,262     42,779
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period              $ 10.000   $   8.61
 Accumulation Unit Value, End of Period                    $   8.61   $  6.470
 Number of Units Outstanding, End of Period                   7,675     16,768
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.000
 Accumulation Unit Value, End of Period                    $ 10.000   $  7.076
 Number of Units Outstanding, End of Period                   6,837     11,578
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.395
 Accumulation Unit Value, End of Period                    $  8.395   $  5.717
 Number of Units Outstanding, End of Period                  14,481     16,296
AIM V.I. HIGH YIELD
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.444
 Accumulation Unit Value, End of Period                    $  9.444   $  8.773
 Number of Units Outstanding, End of Period                   6,926     10,386
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.853
 Accumulation Unit Value, End of Period                    $  8.853   $  6.090
 Number of Units Outstanding, End of Period                  11,756     24,783
FEDERATED PRIME MONEY FUND II
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.109
 Accumulation Unit Value, End of Period                    $ 10.109   $ 10.113
 Number of Units Outstanding, End of Period                  25,597    130,131
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.456
 Accumulation Unit Value, End of Period                    $  9.456   $  8.440
 Number of Units Outstanding, End of Period                  17.056     47,759
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.370
 Accumulation Unit Value, End of Period                    $  9.370   $  7.658
 Number of Units Outstanding, End of Period                  35,300    122,842

                                 64 PROSPECTUS

FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.681
 Accumulation Unit Value, End of Period                    $  8.681   $  5.969
 Number of Units Outstanding, End of Period                  13,066     55,960
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.016
 Accumulation Unit Value, End of Period                    $  9.016   $  9.188
 Number of Units Outstanding, End of Period                   2,936     14,304
FIDELITY VIP INDEX 500 PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.041
 Accumulation Unit Value, End of Period                    $  9.041   $  6.917
 Number of Units Outstanding, End of Period                  26,457     75,946
FIDELITY VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.045
 Accumulation Unit Value, End of Period                    $  8.045   $  6.313
 Number of Units Outstanding, End of Period                   1,796      2,408
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.158
 Accumulation Unit Value, End of Period                    $  8.158   $  5.323
 Number of Units Outstanding, End of Period                   8,841     21,444
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.843
 Accumulation Unit Value, End of Period                    $  8.843   $  6.878
 Number of Units Outstanding, End of Period                  16,089     27,727
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.619
 Accumulation Unit Value, End of Period                    $  9.619   $  6.471
 Number of Units Outstanding, End of Period                   5,451     52,548
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.458
 Accumulation Unit Value, End of Period                    $  8.458   $  6.281
 Number of Units Outstanding, End of Period                   6,555     20,274
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  7.546
 Accumulation Unit Value, End of Period                    $  7.546   $  5.739
 Number of Units Outstanding, End of Period                  33,039     39,745
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.833
 Accumulation Unit Value, End of Period                    $  8.833   $  6.292
 Number of Units Outstanding, End of Period                  19,725     70,033
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.693
 Accumulation Unit Value, End of Period                    $  8.693   $  6.272
 Number of Units Outstanding, End of Period                  67,547    161,093
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.314
 Accumulation Unit Value, End of Period                    $  9.314   $  7.154
 Number of Units Outstanding, End of Period                  12,351     41,764
OPPENHEIMER MAIN STREET(3)
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.171
 Accumulation Unit Value, End of Period                    $  9.171   $  7.346
 Number of Units Outstanding, End of Period                  44,958    112,400

                                 65 PROSPECTUS

OPPENHEIMER MULTIPLE STRATEGIES
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.610
 Accumulation Unit Value, End of Period                    $  9.610   $  8.494
 Number of Units Outstanding, End of Period                 24.,078     80,326
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.250
 Accumulation Unit Value, End of Period                    $ 10.250   $ 10.864
 Number of Units Outstanding, End of Period                  22,387     94,592
PUTNAM VT DIVERSIFIED INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.106
 Accumulation Unit Value, End of Period                    $ 10.106   $ 10.558
 Number of Units Outstanding, End of Period                  11,853     23,667
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.217
 Accumulation Unit Value, End of Period                    $  9.217   $  7.366
 Number of Units Outstanding, End of Period                  25,624     34,780
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.065
 Accumulation Unit Value, End of Period                    $  8.065   $  5.610
 Number of Units Outstanding, End of Period                   3,456        697
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.662
 Accumulation Unit Value, End of Period                    $  9.662   $  7.592
 Number of Units Outstanding, End of Period                  10,884     38,840
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.574
 Accumulation Unit Value, End of Period                    $  9.574   $  7.971
 Number of Units Outstanding, End of Period                  10,667     23,289
PUTNAM VT DISCOVERY GROWTH CLASS IB (4)
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.060
 Accumulation Unit Value, End of Period                    $  8.060   $  5.600
 Number of Units Outstanding, End of Period                  12,089     52,612
 STI CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.492
 Accumulation Unit Value, End of Period                    $  9.492   $  7.314
 Number of Units Outstanding, End of Period                   3,007     57,261
STI GROWTH AND INCOME
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.453
 Accumulation Unit Value, End of Period                    $  9.453   $  7.405
 Number of Units Outstanding, End of Period                   3,400     23,116
STI INTERNATIONAL EQUITY
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  8.635
 Accumulation Unit Value, End of Period                    $  8.635   $  6.935
 Number of Units Outstanding, End of Period                     962      8,014
STI INVESTMENT GRADE BOND
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.337
 Accumulation Unit Value, End of Period                    $ 10.337   $ 10.952
 Number of Units Outstanding, End of Period                  30,005     85,658
STI MID-CAP EQUITY
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.303
 Accumulation Unit Value, End of Period                    $ 10.303   $  7.272
 Number of Units Outstanding, End of Period                   5,019     22,866
STI QUALITY GROWTH STOCK
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.000
 Accumulation Unit Value, End of Period                    $ 10.000   $  7.078
 Number of Units Outstanding, End of Period                       0          0

                                 66 PROSPECTUS

STI SMALL CAP VALUE EQUITY
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.938
 Accumulation Unit Value, End of Period                    $ 10.938   $ 10.661
 Number of Units Outstanding, End of Period                  12,295     50,763
STI VALUE INCOME STOCK
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.541
 Accumulation Unit Value, End of Period                    $  9.541   $  7.814
 Number of Units Outstanding, End of Period                   4,062     31,847
TEMPLETON GLOBAL INCOME SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.431
 Accumulation Unit Value, End of Period                    $ 10.431   $ 12.467
 Number of Units Outstanding, End of Period                   1,263      4,668
TEMPLETON GROWTH SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.716
 Accumulation Unit Value, End of Period                    $  9.716   $  7.812
 Number of Units Outstanding, End of Period                   3,102      2,414

 *The Contracts were first offered on May 1, 2001.


(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.25%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2003 the Oppenheimer Main Street Growth & Income Fund changed its name to Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(4) Effective May 1, 2003 the Putnam VT Voyager II Fund changed its name to Putnam VT Discovery Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(5) Effective September 6, 2002, the STI Quality Growth Stock Fund merged into the STI Capital Appreciation Fund. Accordingly, for administrative convenience, on September 6, 2002, we combined the STI Quality Growth Stock Variable Sub-Account into the STI Capital Appreciation Variable Sub-Account.



                                       67 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE ENHANCED DEATH BENEFIT OPTION(1)
--------------------------------------------------------------------------------

ALLSTATE PROVIDER ULTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,
VARIABLE SUB-ACCOUNTS                                        2001       2002
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.106
 Accumulation Unit Value, End of Period                     $ 9.106   $  7.428
 Number of Units Outstanding, End of Period                  36,214     59,272
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period               $10.000   $   8.65
 Accumulation Unit Value, End of Period                     $  8.65   $  6.443
 Number of Units Outstanding, End of Period                  34,586     34,536
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.000
 Accumulation Unit Value, End of Period                     $10.000   $  7.046
 Number of Units Outstanding, End of Period                  12,044     18,325
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.381
 Accumulation Unit Value, End of Period                     $ 8.381   $  5.692
 Number of Units Outstanding, End of Period                   6,203      4,499
AIM V.I. HIGH YIELD
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.428
 Accumulation Unit Value, End of Period                     $ 9.428   $  8.736
 Number of Units Outstanding, End of Period                   1,624      2,834
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.832
 Accumulation Unit Value, End of Period                     $ 8.832   $  6.065
 Number of Units Outstanding, End of Period                  35,582     44,074
FEDERATED PRIME MONEY FUND II
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.092
 Accumulation Unit Value, End of Period                     $10.092   $ 10.070
 Number of Units Outstanding, End of Period                  35,632     89,595
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.449
 Accumulation Unit Value, End of Period                     $ 9.449   $  8.404
 Number of Units Outstanding, End of Period                  15,928     26,889
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.354
 Accumulation Unit Value, End of Period                     $ 9.354   $  7.626
 Number of Units Outstanding, End of Period                  48,170    100,659

                                 68 PROSPECTUS

FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.666
 Accumulation Unit Value, End of Period                     $ 8.666   $  5.944
 Number of Units Outstanding, End of Period                  23,900     35,644
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.001
 Accumulation Unit Value, End of Period                     $ 9.001   $  9.149
 Number of Units Outstanding, End of Period                   6,849     47,369
FIDELITY VIP INDEX 500 PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.026
 Accumulation Unit Value, End of Period                     $ 9.026   $  6.888
 Number of Units Outstanding, End of Period                  59,776     82,279
FIDELITY VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.032
 Accumulation Unit Value, End of Period                     $ 8.032   $  6.286
 Number of Units Outstanding, End of Period                   1,596      1,990
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.144
 Accumulation Unit Value, End of Period                     $ 8.144   $  5.300
 Number of Units Outstanding, End of Period                  28,157     31,880
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.828
 Accumulation Unit Value, End of Period                     $ 8.828   $  6.849
 Number of Units Outstanding, End of Period                  20,784     27,105
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.602
 Accumulation Unit Value, End of Period                     $ 9.602   $  6.444
 Number of Units Outstanding, End of Period                   7,674     20,990
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.444
 Accumulation Unit Value, End of Period                     $ 8.444   $  6.255
 Number of Units Outstanding, End of Period                  14,559     14,381
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period               $10.000   $  7.533
 Accumulation Unit Value, End of Period                     $ 7.533   $  5.715
 Number of Units Outstanding, End of Period                  20,335     21,447
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.818
 Accumulation Unit Value, End of Period                     $ 8.818   $  6.266
 Number of Units Outstanding, End of Period                  11,201     27,413
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.678
 Accumulation Unit Value, End of Period                     $ 8.678   $  6.245
 Number of Units Outstanding, End of Period                  68,758    134,635
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.298
 Accumulation Unit Value, End of Period                     $ 9.298   $  7.124
 Number of Units Outstanding, End of Period                  26,672     27,128
OPPENHEIMER MAIN STREET (3)
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.155
 Accumulation Unit Value, End of Period                     $ 9.155   $  7.315
 Number of Units Outstanding, End of Period                  44,954     79,731

                                 69 PROSPECTUS

OPPENHEIMER MULTIPLE STRATEGIES
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.594
 Accumulation Unit Value, End of Period                     $ 9.594   $  8.458
 Number of Units Outstanding, End of Period                  31,126     94,450
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.232
 Accumulation Unit Value, End of Period                     $10.232   $ 10.818
 Number of Units Outstanding, End of Period                  37,733    110,799
PUTNAM VT DIVERSIFIED INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.089
 Accumulation Unit Value, End of Period                     $10.089   $ 10.514
 Number of Units Outstanding, End of Period                  32,527     53,959
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.202
 Accumulation Unit Value, End of Period                     $ 9.202   $  7.335
 Number of Units Outstanding, End of Period                  32,365     26,466
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.051
 Accumulation Unit Value, End of Period                     $ 8.051   $  5.586
 Number of Units Outstanding, End of Period                   2,002      7.046
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.645
 Accumulation Unit Value, End of Period                     $ 9.645   $  7.560
 Number of Units Outstanding, End of Period                   8,615     15,785
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.558
 Accumulation Unit Value, End of Period                     $ 9.558   $  7.937
 Number of Units Outstanding, End of Period                  11,841     16,427
PUTNAM VT DISCOVERY GROWTH CLASS IB (4)
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.047
 Accumulation Unit Value, End of Period                     $ 8.047   $  5.576
 Number of Units Outstanding, End of Period                  10,399     20,533
 STI CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.476
 Accumulation Unit Value, End of Period                     $ 9.476   $  7.283
 Number of Units Outstanding, End of Period                   7,451     47,438
STI GROWTH AND INCOME
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.437
 Accumulation Unit Value, End of Period                     $ 9.437   $  7.373
 Number of Units Outstanding, End of Period                   9,138     31,555
STI INTERNATIONAL EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $  8.621
 Accumulation Unit Value, End of Period                     $ 8.621   $  6.906
 Number of Units Outstanding, End of Period                       0          0
STI INVESTMENT GRADE BOND
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.320
 Accumulation Unit Value, End of Period                     $10.320   $ 10.906
 Number of Units Outstanding, End of Period                  31,250     91,060
STI MID-CAP EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.286
 Accumulation Unit Value, End of Period                     $10.286   $  7.241
 Number of Units Outstanding, End of Period                   5,718     27,063
STI QUALITY GROWTH STOCK
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.000
 Accumulation Unit Value, End of Period                     $10.000   $  7.054
 Number of Units Outstanding, End of Period                       0          0

                                 70 PROSPECTUS

STI SMALL CAP VALUE EQUITY
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.920
 Accumulation Unit Value, End of Period                     $10.920   $ 10.618
 Number of Units Outstanding, End of Period                   7,610     30,373
STI VALUE INCOME STOCK
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.525
 Accumulation Unit Value, End of Period                     $ 9.525   $  7.780
 Number of Units Outstanding, End of Period                   2,020     17,196
TEMPLETON GLOBAL INCOME SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $ 10.414
 Accumulation Unit Value, End of Period                     $10.414   $ 12.414
 Number of Units Outstanding, End of Period                     655      1,594
TEMPLETON GROWTH SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period               $10.000   $  9.699
 Accumulation Unit Value, End of Period                     $ 9.699   $  7.779
 Number of Units Outstanding, End of Period                   3,332      8,386

*The Contracts were first offered on May 1, 2001.

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2003 the Oppenheimer Main Street Growth & Income Fund changed its name to Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(4) Effective May 1, 2003 the Putnam VT Voyager II Fund changed its name to Putnam VT Discovery Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(5) Effective September 6, 2002, the STI Quality Growth Stock Fund merged into the STI Capital Appreciation Fund. Accordingly, for administrative convenience, on September 6, 2002, we combined the STI Quality Growth Stock Variable Sub-Account into the STI Capital Appreciation Variable Sub-Account.



                                  71 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE INCOME BENEFIT RIDER(1)
--------------------------------------------------------------------------------




ALLSTATE PROVIDER ULTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,
VARIABLE SUB-ACCOUNTS                                         2001      2002
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $  8.65
 Accumulation Unit Value, End of Period                      $  8.65   $ 7.428
 Number of Units Outstanding, End of Period                    8,928    39,007
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $  8.65
 Accumulation Unit Value, End of Period                      $  8.65   $ 6.443
 Number of Units Outstanding, End of Period                    7,427    12,814
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.000
 Accumulation Unit Value, End of Period                      $10.000   $ 7.046
 Number of Units Outstanding, End of Period                    8,515     7,809
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.381
 Accumulation Unit Value, End of Period                      $ 8.381   $ 5.692
 Number of Units Outstanding, End of Period                    4,883     7,263
AIM V.I. HIGH YIELD
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.428
 Accumulation Unit Value, End of Period                      $ 9.428   $ 8.736
 Number of Units Outstanding, End of Period                      834     5,132
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.838
 Accumulation Unit Value, End of Period                      $ 8.838   $ 6.065
 Number of Units Outstanding, End of Period                   15,056    43,253
FEDERATED PRIME MONEY FUND II
 Accumulation Unit Value, Beginning of Period                $10.000   $10.092
 Accumulation Unit Value, End of Period                      $10.092   $10.070
 Number of Units Outstanding, End of Period                    1,869    17,227
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.449
 Accumulation Unit Value, End of Period                      $ 9.449   $ 8.404
 Number of Units Outstanding, End of Period                    4,269    11,387
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.354
 Accumulation Unit Value, End of Period                      $ 9.354   $ 7.626
 Number of Units Outstanding, End of Period                   21,250    62,281

                                 72 PROSPECTUS

FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.666
 Accumulation Unit Value, End of Period                      $ 8.666   $ 5.944
 Number of Units Outstanding, End of Period                    2,130     6,031
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.001
 Accumulation Unit Value, End of Period                      $ 9.001   $ 9.149
 Number of Units Outstanding, End of Period                    3,040     5,031
FIDELITY VIP INDEX 500 PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.026
 Accumulation Unit Value, End of Period                      $ 9.026   $ 6.888
 Number of Units Outstanding, End of Period                   14,249    35,745
FIDELITY VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.032
 Accumulation Unit Value, End of Period                      $ 8.032   $ 6.286
 Number of Units Outstanding, End of Period                      481       579
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.144
 Accumulation Unit Value, End of Period                      $ 8.144   $ 5.300
 Number of Units Outstanding, End of Period                    6,533    25,642
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.828
 Accumulation Unit Value, End of Period                      $ 8.828   $ 6.849
 Number of Units Outstanding, End of Period                    3,393    26,418
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.602
 Accumulation Unit Value, End of Period                      $ 9.602   $ 6.444
 Number of Units Outstanding, End of Period                    2,355     5,904
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.444
 Accumulation Unit Value, End of Period                      $ 8.444   $ 6.255
 Number of Units Outstanding, End of Period                    1,783    15,215
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $7.5533
 Accumulation Unit Value, End of Period                      $7.5533   $ 5.715
 Number of Units Outstanding, End of Period                    6,058     4,973
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.818
 Accumulation Unit Value, End of Period                      $ 8.818   $ 6.266
 Number of Units Outstanding, End of Period                    3,962    22,134
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.678
 Accumulation Unit Value, End of Period                      $ 8.678   $ 6.245
 Number of Units Outstanding, End of Period                    9,979    53,979
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.298
 Accumulation Unit Value, End of Period                      $ 9.298   $ 7.124
 Number of Units Outstanding, End of Period                    3,338    15,026
OPPENHEIMER MAIN STREET (3)
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.155
 Accumulation Unit Value, End of Period                      $ 9.155   $ 7.315
 Number of Units Outstanding, End of Period                   14,089    34,714

                                 73 PROSPECTUS

OPPENHEIMER MULTIPLE STRATEGIES
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.594
 Accumulation Unit Value, End of Period                      $ 9.594   $ 8.458
 Number of Units Outstanding, End of Period                    8,513    33,282
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.232
 Accumulation Unit Value, End of Period                      $10.232   $10.818
 Number of Units Outstanding, End of Period                    8,015    31,058
PUTNAM VT DIVERSIFIED INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.089
 Accumulation Unit Value, End of Period                      $10.089   $10.514
 Number of Units Outstanding, End of Period                    3,387     9,985
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.202
 Accumulation Unit Value, End of Period                      $ 9.202   $ 7.335
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.051
 Accumulation Unit Value, End of Period                      $ 8.051   $ 5.586
 Number of Units Outstanding, End of Period                    2,093     7,128
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.645
 Accumulation Unit Value, End of Period                      $ 9.645   $ 7.560
 Number of Units Outstanding, End of Period                    9,717    14,519
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.558
 Accumulation Unit Value, End of Period                      $ 9.558   $ 7.937
 Number of Units Outstanding, End of Period                    1,206     5,106
PUTNAM VT DISCOVERY GROWTH CLASS IB (4)
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.047
 Accumulation Unit Value, End of Period                      $ 8.047   $ 5.576
 Number of Units Outstanding, End of Period                   13,977    10,018
 STI CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.476
 Accumulation Unit Value, End of Period                      $ 9.476   $ 7.283
 Number of Units Outstanding, End of Period                    3,775    50,832
STI GROWTH AND INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.437
 Accumulation Unit Value, End of Period                      $ 9.437   $ 7.373
 Number of Units Outstanding, End of Period                    3,266    21,292
STI INTERNATIONAL EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.621
 Accumulation Unit Value, End of Period                      $ 8.621   $ 6.906
 Number of Units Outstanding, End of Period                      263     1,393
STI INVESTMENT GRADE BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.320
 Accumulation Unit Value, End of Period                      $10.320   $10.906
 Number of Units Outstanding, End of Period                   11,821    54,065
STI MID-CAP EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.286
 Accumulation Unit Value, End of Period                      $10.286   $ 7,241
 Number of Units Outstanding, End of Period                    1,642    14,991
STI QUALITY GROWTH STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $10.000
 Accumulation Unit Value, End of Period                      $10.000   $ 7.054
 Number of Units Outstanding, End of Period                        0         0

                                 74 PROSPECTUS

STI SMALL CAP VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.920
 Accumulation Unit Value, End of Period                      $10.920   $10.616
 Number of Units Outstanding, End of Period                    2,641    13,343
STI VALUE INCOME STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.525
 Accumulation Unit Value, End of Period                      $ 9.525   $ 7.780
 Number of Units Outstanding, End of Period                    3,196     9,735
TEMPLETON GLOBAL INCOME SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.414
 Accumulation Unit Value, End of Period                      $10.414   $12.414
 Number of Units Outstanding, End of Period                      972     1,857
TEMPLETON GROWTH SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.699
 Accumulation Unit Value, End of Period                      $ 9.699   $ 7.779
 Number of Units Outstanding, End of Period                      347     1,362

*The Contracts were first offered on May 1, 2001.

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50%.

(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.

(3) Effective May 1, 2003 the Oppenheimer Main Street Growth & Income Fund changed its name to Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(4) Effective May 1, 2003 the Putnam VT Voyager II Fund changed its name to Putnam VT Discovery Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.

(5) Effective September 6, 2002, the STI Quality Growth Stock Fund merged into the STI Capital Appreciation Fund. Accordingly, for administrative convenience, on September 6, 2002, we combined the STI Quality Growth Stock Variable Sub-Account into the STI Capital Appreciation Variable Sub-Account.



                                  75 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED WITH THE INCOME BENEFIT AND ENHANCED DEATH BENEFIT RIDERS(1)
--------------------------------------------------------------------------------


ALLSTATE PROVIDER ULTRA CONTRACTS
FOR THE YEARS BEGINNING JANUARY 1* AND ENDING DECEMBER 31,
VARIABLE SUB-ACCOUNTS                                         2001      2002
AIM V.I. BALANCED
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.090
 Accumulation Unit Value, End of Period                      $ 9.090   $ 7.396
 Number of Units Outstanding, End of Period                    2,006     6,967
AIM V.I. CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.642
 Accumulation Unit Value, End of Period                      $ 8.642   $ 6.416
 Number of Units Outstanding, End of Period                   16,080    14,710
AIM V.I. CORE EQUITY (2)
 Accumulation Unit Value, Beginning of Period                $10.000   $10.000
 Accumulation Unit Value, End of Period                      $10.000   $ 7.016
 Number of Units Outstanding, End of Period                   16,782    17,669
AIM V.I. GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.367
 Accumulation Unit Value, End of Period                      $ 8.367   $ 5.668
 Number of Units Outstanding, End of Period                   13,911    12,843
AIM V.I. HIGH YIELD
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.412
 Accumulation Unit Value, End of Period                      $ 9.412   $ 8.699
 Number of Units Outstanding, End of Period                      479        95
AIM V.I. PREMIER EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.823
 Accumulation Unit Value, End of Period                      $ 8.823   $ 6.039
 Number of Units Outstanding, End of Period                   22,170    21,759
FEDERATED PRIME MONEY FUND II
 Accumulation Unit Value, Beginning of Period                $10.000   $10.075
 Accumulation Unit Value, End of Period                      $10.075   $10.027
 Number of Units Outstanding, End of Period                   28,939    42,669
FIDELITY VIP CONTRAFUND(R) SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.433
 Accumulation Unit Value, End of Period                      $ 9.433   $ 8.369
 Number of Units Outstanding, End of Period                    5,676    15,127
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.339
 Accumulation Unit Value, End of Period                      $ 9.339   $ 7.593
 Number of Units Outstanding, End of Period                   16,281    23,563

                                 76 PROSPECTUS

FIDELITY VIP GROWTH SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.651
 Accumulation Unit Value, End of Period                      $ 8.651   $ 5.918
 Number of Units Outstanding, End of Period                    2,064     3,739
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.986
 Accumulation Unit Value, End of Period                      $ 8.986   $ 9.110
 Number of Units Outstanding, End of Period                    5,100     2,565
FIDELITY VIP INDEX 500 PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.010
 Accumulation Unit Value, End of Period                      $ 9.010   $ 6.858
 Number of Units Outstanding, End of Period                    9,098    20,543
FIDELITY VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.018
 Accumulation Unit Value, End of Period                      $ 8.018   $ 6.260
 Number of Units Outstanding, End of Period                        0         0
MFS EMERGING GROWTH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.130
 Accumulation Unit Value, End of Period                      $ 8.130   $ 5.278
 Number of Units Outstanding, End of Period                   13,429    12,446
MFS INVESTORS TRUST SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.813
 Accumulation Unit Value, End of Period                      $ 8.813   $ 6.820
 Number of Units Outstanding, End of Period                    4,190     7,183
MFS NEW DISCOVERY SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.586
 Accumulation Unit Value, End of Period                      $ 9.586   $ 6.416
 Number of Units Outstanding, End of Period                      683    20,924
MFS RESEARCH SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.430
 Accumulation Unit Value, End of Period                      $ 8.430   $ 6.228
 Number of Units Outstanding, End of Period                      936     1,721
MFS UTILITIES SERVICE CLASS
 Accumulation Unit Value, Beginning of Period                $10.000   $ 7.520
 Accumulation Unit Value, End of Period                      $ 7.520   $ 5.691
 Number of Units Outstanding, End of Period                    7,254     4,806
OPPENHEIMER AGGRESSIVE GROWTH
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.803
 Accumulation Unit Value, End of Period                      $ 8.803   $ 6.239
 Number of Units Outstanding, End of Period                    6,136     7,550
OPPENHEIMER CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.663
 Accumulation Unit Value, End of Period                      $ 8.663   $ 6.219
 Number of Units Outstanding, End of Period                   13,792    51,734
OPPENHEIMER GLOBAL SECURITIES
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.282
 Accumulation Unit Value, End of Period                      $ 9.282   $ 7.094
 Number of Units Outstanding, End of Period                    2,830     4,281
OPPENHEIMER MAIN STREET (3)
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.140
 Accumulation Unit Value, End of Period                      $ 9.140   $ 7.284
 Number of Units Outstanding, End of Period                   12,659    18,076

                                 77 PROSPECTUS

OPPENHEIMER MULTIPLE STRATEGIES
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.577
 Accumulation Unit Value, End of Period                      $ 9.577   $ 8.422
 Number of Units Outstanding, End of Period                    2,422    17,298
OPPENHEIMER STRATEGIC BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.215
 Accumulation Unit Value, End of Period                      $10.215    10.772
 Number of Units Outstanding, End of Period                    6,083    11,280
PUTNAM VT DIVERSIFIED INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $10.072
 Accumulation Unit Value, End of Period                      $10.072   $10.469
 Number of Units Outstanding, End of Period                        0       538
PUTNAM VT GROWTH AND INCOME  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.186
 Accumulation Unit Value, End of Period                      $ 9.186   $ 7.304
 Number of Units Outstanding, End of Period                      642       175
PUTNAM VT GROWTH OPPORTUNITIES  CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.037
 Accumulation Unit Value, End of Period                      $ 8.037   $ 5.562
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT HEALTH SCIENCES CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.629
 Accumulation Unit Value, End of Period                      $ 9.629   $ 7.528
 Number of Units Outstanding, End of Period                   11,843     8,032
PUTNAM VT NEW VALUE CLASS IB
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.542
 Accumulation Unit Value, End of Period                      $ 9.542   $ 7.904
 Number of Units Outstanding, End of Period                        0         0
PUTNAM VT DISCOVERY GROWTH CLASS IB(4)
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.033
 Accumulation Unit Value, End of Period                      $ 8.033   $ 5.552
 Number of Units Outstanding, End of Period                    7,867    10,595
STI CAPITAL APPRECIATION
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.460
 Accumulation Unit Value, End of Period                      $ 9.460   $ 7.252
 Number of Units Outstanding, End of Period                      293    22,090
STI GROWTH AND INCOME
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.421
 Accumulation Unit Value, End of Period                      $ 9.421   $ 7.342
 Number of Units Outstanding, End of Period                    1,830     8,158
STI INTERNATIONAL EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $ 8.606
 Accumulation Unit Value, End of Period                      $ 8.606   $ 6.877
 Number of Units Outstanding, End of Period                        0         0
STI INVESTMENT GRADE BOND
 Accumulation Unit Value, Beginning of Period                $10.000   $10.302
 Accumulation Unit Value, End of Period                      $10.302   $10.860
 Number of Units Outstanding, End of Period                    2,966    20,300
STI MID-CAP EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.268
 Accumulation Unit Value, End of Period                      $10.268   $ 7.210
 Number of Units Outstanding, End of Period                      592    17,585
STI QUALITY GROWTH STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $10.000
 Accumulation Unit Value, End of Period                      $10.000   $ 7.029
 Number of Units Outstanding, End of Period                        0         0

                                 78 PROSPECTUS

STI SMALL CAP VALUE EQUITY
 Accumulation Unit Value, Beginning of Period                $10.000   $10.901
 Accumulation Unit Value, End of Period                      $10.901   $10.571
NUMBER OF UNITS OUTSTANDING, END OF PERIOD                     4,362     6,001
STI VALUE INCOME STOCK
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.509
 Accumulation Unit Value, End of Period                      $ 9.509   $ 7.747
 Number of Units Outstanding, End of Period                    3,040    24,545
TEMPLETON GLOBAL INCOME SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $10.396
 Accumulation Unit Value, End of Period                      $10.396   $12,362
 Number of Units Outstanding, End of Period                        0       393
TEMPLETON GROWTH SECURITIES - CLASS 2
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.683
 Accumulation Unit Value, End of Period                      $ 9.683   $ 7.746
 Number of Units Outstanding, End of Period                      102    17,855

*The Contracts were first offered on May 1, 2001.

(1) The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.75%.
(2) Effective September 30, 2002, the AIM V.I. Core Equity Fund changed its investment objective from growth of capital with a secondary objective of current income, to growth of capital.
(3) Effective May 1, 2003 the Oppenheimer Main Street Growth & Income Fund changed its name to Oppenheimer Main Street Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(4) Effective May 1, 2003 the Putnam VT Voyager II Fund changed its name to Putnam VT Discovery Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Portfolio.
(5) Effective September 6, 2002, the STI Quality Growth Stock Fund merged into the STI Capital Appreciation Fund. Accordingly, for administrative convenience, on September 6, 2002, we combined the STI Quality Growth Stock Variable Sub-Account into the STI Capital Appreciation Variable Sub-Account.



                                  79 PROSPECTUS

APPENDIX B MARKET VALUE ADJUSTMENT EXAMPLES
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request.*

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

*If a U.S. Treasury Note ("Note") with a maturity of the Guarantee Period is not available, we will determine an appropriate interest rate based on an interpolation of the next shortest duration and next longest duration Notes.

The Market Value Adjustment factor is determined from the following formula:

                            .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.


                                       80 PROSPECTUS

EXAMPLES OF MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

Purchase Payment: $10,000 allocated to a Guarantee Period

Guarantee Period: 5 years

Interest Rate: 4.50%

Full Surrender: End of Contract Year 3

NOTE: These examples assume that premium taxes are not applicable.

 EXAMPLE 1 FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS (ASSUMES DECLINING INTEREST
                                     RATES)

Step 1.  Calculate Contract     $10,000.00 X (1.045)3 = $11,411.66
 Value at End of Contract Year
 3:
Step 2. Calculate the Free      .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the Market    I = 4.5%
 Value Adjustment:              J = 4.2%
                                N = 730 days    =2
                                    --------
                                        365 days
                                Market Value Adjustment Factor: .9 X [I - (J +
                                .0025)] X N
                                = .9 X [.045 - (.042 + .0025)] X 2 = .0009

                                Market Value Adjustment = Market Value
                                Adjustment Factor X Amount Subject to Market
                                Value Adjustment:
                                 = .0009 X ($11,411.66 - $1,500.00) = $8.92


Step 4. Calculate the amount    $11,411.66 + $8.92 = $11,420.58
 received by a Contract owner
 as a result of full
 withdrawal at the end of
 Contract Year 3:

                                 81 PROSPECTUS

 EXAMPLE 2: FOR ALLSTATE PROVIDER ADVANTAGE CONTRACTS (ASSUMES RISING INTEREST
                                     RATES)


Step 1.  Calculate Contract Value at  $10,000.00 X (1.045)/3 /= $11,411.66
 End of Contract Year 3:
Step 2. Calculate the Free            .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the Market Value    I = 4.5%
 Adjustment:                          J = 4.8%
                                      N = 730 days    =2
                                          --------
                                              365 days
                                      Market Value Adjustment Factor: .9 X [I -
                                      (J + .0025)] X N
                                      = .9 X [.045 - (.048 + .0025)] X 2 =
                                      -.0099

                                      Market Value Adjustment = Market Value
                                      Adjustment Factor X Amount Subject to
                                      Market Value Adjustment:
                                       = -.0099 X ($11,411.66 - $1,500.00) =
                                      -$98.13




Step 4. Calculate the amount          $11,411.66 - $98.13 = $11,313.53
 received by a Contract owner as a
 result of full withdrawal at the
 end of Contract Year 3:

  EXAMPLE 3: FOR ALLSTATE PROVIDER ULTRA CONTRACTS (ASSUMES DECLINING INTEREST
                                     RATES)


Step 1. Calculate Contract Value at   $10,000.00 X (1.045)/3 /= $11,411.66
 End of Contract Year 3:
Step 2. Calculate the Free            .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the Withdrawal      = .06 X  ($10,000 - $1,500) = $510.00
 Charge:
Step 4. Calculate the Market Value    I = 4.50%
 Adjustment:                          J = 4.20%
                                      N = 730 days    =2
                                          --------
                                              365 days
                                      Market Value Adjustment Factor:.9 X [I -
                                      (J +.0025)] X N
                                      =.9 X [.045 - (.042 +.0025)] X 2 =.0009

                                      Market Value Adjustment = Market Value
                                      Adjustment Factor X Amount Subject to
                                      Market Value Adjustment:
                                       =.0009 X ($11,411.66 - $1,500.00) =
                                      $8.92




Step 5. Calculate the amount          $11,411.66 - $510.00 + $8.92 = $10,910.58
 received by a Contract owner as a
 result of full withdrawal at the
 end of Contract Year 3:

                                  82 PROSPECTUS

EXAMPLE 4: FOR ALLSTATE PROVIDER ULTRA CONTRACTS (ASSUMES RISING INTEREST RATES)


Step 1.  Calculate Contract Value at  $10,000.00 X (1.045)/3 /= $11,411.66
 End of Contract Year 3:
Step 2. Calculate the Free            .15 X ($10,000.00) = $1,500.00
 Withdrawal Amount:
Step 3. Calculate the Withdrawal      = .06 X  ($10,000 - $1,500) = $510.00
 Charge
Step 4. Calculate the Market Value    I = 4.50%
 Adjustment:                          J = 4.80%
                                      N = 730 days    =2
                                          --------
                                              365 days
                                      Market Value Adjustment Factor: .9 X [I -
                                      (J + .0025)] X N
                                      = .9 X [.045 - (.048 + .0025)] X 2 =
                                      -.0099

                                      Market Value Adjustment = Market Value
                                      Adjustment Factor X Amount Subject to
                                      Market Value Adjustment:
                                       = -.0099 X ($11,411.66 - $1,500.00) =
                                      -($98.13)




Step 5. Calculate the amount          $11,411.66 - $510.00 - $98.13 =
 received by a Contract owner as a    $10,803.53
 result of full withdrawal at the
 end of Contract Year 3:


                                  83 PROSPECTUS

APPENDIX C CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT AMOUNT
--------------------------------------------------------------------------------

THE ENHANCED EARNINGS DEATH BENEFIT RIDER IS NOT AVAILABLE FOR PURCHASE OF ANY IRA A THIS TIME.

ALLSTATE PROVIDER ADVANTAGE CONTRACTS

EXAMPLE1. In this example, assume that the oldest Owner is age 55 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Rider when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Glenbrook receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.

Excess-of-Earnings Withdrawals = $0

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $100,000 ($100,000 + $0 - $0)

In-Force Earnings = $25,000 ($125,000 - $100,000)

Enhanced Earnings Death Benefit = 40% X $25,000 = $10,000.

Since 40% In-Force Earnings are less than 80% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

EXAMPLE 2. In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. At the time the withdrawal is taken, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Glenbrook receives due proof of death will be assumed to be $114,000.

Excess of Earnings Withdrawals = $5,000 ($10,000 - $5,000)

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $95,000 ($100,000 + $0 - $5,000)

In-Force Earnings = $19,000 ($114,000 - $95,000)

Enhanced Earnings Death Benefit = 40% X $19,000 = $7,600.

Since 40% In-Force Earnings are less than 80% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

EXAMPLE 3. This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 65 on the Rider Date. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the owner dies with a Contract Value of $140,000 on the date Glenbrook receives Due Proof of Death.

Excess of Earnings Withdrawals = $30,000 ($50,000 - $20,000)

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $120,000 ($110,000 + $40,000 - $30,000)

In-Force Earnings = $20,000 ($140,000 - $120,000)

Enhanced Earnings Death Benefit = 30% of $20,000 = $6,000.

In this example, In-Force Premium is equal to the Contract Value on the date the Rider was issued plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since 30% In-Force Earnings are less than 60% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

                                  84 PROSPECTUS

ALLSTATE PROVIDER ULTRA CONTRACTS

EXAMPLE1. In this example, assume that the oldest Owner is age 55 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Rider when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Glenbrook receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.

Excess-of-Earnings Withdrawals = $0

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $100,000 ($100,000 + $0 - $0)

Death Benefit Earnings = $25,000 ($125,000 - $100,000)

Enhanced Earnings Death Benefit = 40% X $25,000 = $10,000.

Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.

EXAMPLE 2. In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. At the time the withdrawal is taken, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the Death Benefit Earnings at the time of the withdrawal. The Contract Value on the date Glenbrook receives due proof of death will be assumed to be $114,000.

Excess of Earnings Withdrawals = $5,000 ($10,000 - $5,000)

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $95,000 ($100,000 + $0 -$5,000)

Death Benefit Earnings = $19,000 ($114,000 - $95,000)

Enhanced Earnings Death Benefit = 40% X $19,000 = $7,600.

Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.

EXAMPLE 3. This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 65 on the Rider Date. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the owner dies with a Contract Value of $140,000 on the date Glenbrook receives Due Proof of Death.

Excess of Earnings Withdrawals = $30,000 ($50,000 - $20,000)

Purchase payments in the 12 months prior to Death = $0

In-Force Premium = $120,000 ($110,000 + $40,000 - $30,000)

Death Benefit Earnings = $20,000 ($140,000 - $120,000)

Enhanced Earnings Death Benefit = 30% of $20,000 = $6,000.

In this example, In-Force Premium is equal to the Contract Value on the date the Rider was issued plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since Death Benefit Earnings are less than 200% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.


                                  85 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION
--------------------------------------------------------------------------------
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
--------------------------------------------------------------------------------
THE CONTRACT
--------------------------------------------------------------------------------
  Purchases of Contracts
--------------------------------------------------------------------------------
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
  Standardized Total Returns
--------------------------------------------------------------------------------
  Non-standardized Total Returns
--------------------------------------------------------------------------------
  Adjusted Historical Total Returns
--------------------------------------------------------------------------------
CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------
NET INVESTMENT FACTOR
--------------------------------------------------------------------------------
CALCULATION OF VARIABLE INCOME PAYMENTS
--------------------------------------------------------------------------------
CALCULATION OF ANNUITY UNIT VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DESCRIPTION
--------------------------------------------------------------------------------
GENERAL MATTERS
--------------------------------------------------------------------------------
  Incontestability
--------------------------------------------------------------------------------
  Settlements
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's
--------------------------------------------------------------------------------
  Assets
--------------------------------------------------------------------------------
  Premium Taxes
--------------------------------------------------------------------------------
  Tax Reserves
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS
--------------------------------------------------------------------------------
QUALIFIED PLANS
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.




                                       86 PROSPECTUS

AIM LIFETIME AMERICA VARIABLE ANNUITY SERIES

AIM LIFETIME AMERICA CLASSIC/SM/

AIM LIFETIME AMERICA REGAL/SM/

AIM LIFETIME AMERICA FREEDOM/SM/

GLENBROOK LIFE AND ANNUITY COMPANY
P.O. BOX 94039, PALATINE, IL 60094-4039
TELEPHONE NUMBER: 1-800-776-6978                   PROSPECTUS DATED MAY 1, 2003
 -------------------------------------------------------------------------------
Glenbrook Life and Annuity Company ("GLENBROOK LIFE", "WE", OR "US") is offering the following group and individual flexible premium deferred variable annuity contracts ("CONTRACT" or "OPTION"). Contract or Option as used in this prospectus refers to one of the following 3 variable annuity options:

AIM LIFETIME AMERICA CLASSIC/SM/          AIM LIFETIME AMERICA REGAL/SM/
          AIM LIFETIME AMERICA FREEDOM/SM/

All three of these options are available to you.

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 3 fixed account options ("FIXED ACCOUNT OPTIONS"), and 18 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Glenbrook Life and Annuity Company Separate Account A ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of one of the following funds ("FUNDS") of AIM Variable Insurance Funds (Series II Shares):

AIM V.I. AGGRESSIVE GROWTH FUND                                                AIM V.I. GLOBAL UTILITIES FUND
AIM V.I. BALANCED FUND                                                         AIM V.I. GOVERNMENT SECURITIES FUND
AIM V.I. BASIC VALUE FUND                                                      AIM V.I. GROWTH FUND
AIM V.I. BLUE CHIP FUND                                                        AIM V.I. HIGH YIELD FUND
AIM V.I. CAPITAL APPRECIATION FUND                                             AIM V.I. INTERNATIONAL GROWTH FUND**
AIM V.I. CAPITAL DEVELOPMENT FUND                                              AIM V.I. MID CAP CORE EQUITY FUND ***
AIM V.I. CORE EQUITY FUND*                                                     AIM V.I. MONEY MARKET FUND
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND                                          AIM V.I. NEW TECHNOLOGY FUND
AIM V.I. DIVERSIFIED INCOME FUND                                               AIM V.I. PREMIER EQUITY FUND****


*Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and
   Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

**Effective May 1, 2002, the Fund changed its name from AIM V.I. International
   Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund

***Effective May 1, 2002, the Fund changed its name from AIM V.I. Mid Cap Equity
   Fund to AIM V.I. Mid Cap Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

****Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to
   AIM V.I. Premier Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

IMPORTANT NOTICES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE INVESTMENT IN THE CONTRACTS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT FDIC INSURED.








                                       1 PROSPECTUS

Glenbrook has filed a Statement of Additional Information, dated May 1, 2003, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 47 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's web site.












                                       2 PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                           PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
IMPORTANT TERMS                                                               4
--------------------------------------------------------------------------------
     Overview of the Contract Options
--------------------------------------------------------------------------------
     The Contract At A Glance                                                 6
--------------------------------------------------------------------------------
     How the Contract Works                                                   8
--------------------------------------------------------------------------------
     Expense Table                                                            9
--------------------------------------------------------------------------------
     Financial Information                                                   16
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
     The Contract                                                            17
--------------------------------------------------------------------------------
     Purchases                                                               19
--------------------------------------------------------------------------------
     Contract Value                                                          20
--------------------------------------------------------------------------------
     Investment Alternatives
--------------------------------------------------------------------------------
           The Variable Sub-Accounts                                         21
--------------------------------------------------------------------------------
           The Fixed Account Options                                         22
--------------------------------------------------------------------------------
           Transfers                                                         25
--------------------------------------------------------------------------------
     Expenses                                                                26
--------------------------------------------------------------------------------
     Access To Your Money                                                    29
--------------------------------------------------------------------------------
     Income Payments                                                         30
--------------------------------------------------------------------------------
  Death Benefits                                                             33
--------------------------------------------------------------------------------

                                                                           PAGE

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
     More Information:                                                       38
--------------------------------------------------------------------------------
     Glenbrook Life                                                          38
--------------------------------------------------------------------------------
     The Variable Account                                                    38
--------------------------------------------------------------------------------
     The Funds
--------------------------------------------------------------------------------
     The Contract                                                            40
--------------------------------------------------------------------------------
     Qualified Plans                                                         40
--------------------------------------------------------------------------------
     Legal Matters                                                           40
--------------------------------------------------------------------------------
     Taxes                                                                   40
--------------------------------------------------------------------------------
     Annual Reports and Other Documents                                      43
--------------------------------------------------------------------------------
     Investment Performance                                                  44
--------------------------------------------------------------------------------
APPENDIX A- ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------
APPENDIX B - MARKET VALUE ADJUSTMENT EXAMPLE                                 45
--------------------------------------------------------------------------------
APPENDIX C - CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT AMOUNT           47
--------------------------------------------------------------------------------
APPENDIX D- AIM LIFETIME AMERICA/SM/ VA SERIES CONTRACT COMPARISON CHART     48
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                        49
--------------------------------------------------------------------------------













                                       3 PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                           PAGE

--------------------------------------------------------------------------------
Accumulation Phase                                                            8
--------------------------------------------------------------------------------
Accumulation Unit                                                        16, 20
--------------------------------------------------------------------------------
Accumulation Unit Value                                                  16, 20
--------------------------------------------------------------------------------
Anniversary Value                                                            34
--------------------------------------------------------------------------------
Annuitant                                                                    17
--------------------------------------------------------------------------------
Automatic Additions Program                                                  19
--------------------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                                      25
--------------------------------------------------------------------------------
Beneficiary                                                                  17
--------------------------------------------------------------------------------
Cancellation Period                                                       6, 19
--------------------------------------------------------------------------------
Contingent Beneficiary                                                       17
--------------------------------------------------------------------------------
*Contract                                                                    17
--------------------------------------------------------------------------------
Contract Anniversary                                                          7
--------------------------------------------------------------------------------
Contract Owner ("You")                                                       16
--------------------------------------------------------------------------------
Contract Value                                                                7
--------------------------------------------------------------------------------
Contract Year                                                                 7
--------------------------------------------------------------------------------
Death Benefit Anniversary                                                    33
--------------------------------------------------------------------------------
Dollar Cost Averaging Program                                                25
--------------------------------------------------------------------------------
Due Proof of Death                                                           33
--------------------------------------------------------------------------------
Enhanced Earnings Death Benefit Rider                                        35
--------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                                 34
--------------------------------------------------------------------------------
Excess-of-Earnings Withdrawal                                                35
--------------------------------------------------------------------------------
Fixed Account Options                                                        22
--------------------------------------------------------------------------------
Free Withdrawal Amount                                                       27
--------------------------------------------------------------------------------

                                                                           PAGE

--------------------------------------------------------------------------------
Funds                                                                        38
--------------------------------------------------------------------------------
Glenbrook ("We" or "Us")                                                     38
--------------------------------------------------------------------------------
Guarantee Periods                                                            22
--------------------------------------------------------------------------------
Guaranteed Income Benefit                                                    32
--------------------------------------------------------------------------------
Guaranteed Maturity Fixed Account                                            29
--------------------------------------------------------------------------------
Income Base                                                                  32
--------------------------------------------------------------------------------
Income Benefit Rider                                                         32
--------------------------------------------------------------------------------
Income Plan                                                                  30
--------------------------------------------------------------------------------
In-Force Premium                                                             35
--------------------------------------------------------------------------------
Investment Alternatives                                                       7
--------------------------------------------------------------------------------
Issue Date                                                                    8
--------------------------------------------------------------------------------
Market Value Adjustment                                                   7, 24
--------------------------------------------------------------------------------
Payout Phase                                                                  8
--------------------------------------------------------------------------------
Payout Start Date                                                         8, 30
--------------------------------------------------------------------------------
Primary Beneficiary                                                          17
--------------------------------------------------------------------------------
Qualified Contracts                                                          42
--------------------------------------------------------------------------------
Rider Date                                                                   17
--------------------------------------------------------------------------------
SEC                                                                           1
--------------------------------------------------------------------------------
Settlement Value                                                             33
--------------------------------------------------------------------------------
Systematic Withdrawal Program                                                29
--------------------------------------------------------------------------------
Valuation Date                                                               19
--------------------------------------------------------------------------------
Variable Account                                                             38
--------------------------------------------------------------------------------
Variable Sub-Account                                                         21
--------------------------------------------------------------------------------


*In certain states the Contract is available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "CONTRACT" in this prospectus include certificates, unless the context requires otherwise. References to "CONTRACT" also include all three Contract options listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.




                                       4 PROSPECTUS

OVERVIEW OF THE CONTRACT OPTIONS
--------------------------------------------------------------------------------

There are 3 options that offer many of the same basic features and benefits. They differ with respect to the charges imposed, as follows:

The AIM LIFETIME AMERICA CLASSIC/SM/ has a mortality and expense risk charge of 1.20%, an administrative charge of 0.10% and a withdrawal charge of up to 7% with a 7-year withdrawal charge period.

The AIM LIFETIME AMERICA REGAL/SM/ has a mortality and expense risk charge of 1.35%, an administrative charge of 0.10% and a withdrawal charge of up to 7% with a 3-year withdrawal charge period.

The AIM LIFETIME AMERICA FREEDOM/SM/ has a mortality and expense risk charge of 1.40%, an administrative charge of 0.10% with no withdrawal charge.

Other differences among the Options relate to available Fixed Account Options and available withdrawal charge waivers. For side-by-side comparison of these differences, please turn to Appendix D of this prospectus.




                                       5 PROSPECTUS

THE CONTRACT AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the contract. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS               You can purchase a Contract with as little as $10,000
                                ($10,000 for "QUALIFIED CONTRACTS", which are Contracts
                                issued within Qualified Plans). You can add to your
                                Contract as often and as much as you like, but each
                                payment must be at least $500 ($100 for automatic
                                Purchase Payments to the Variable Investment Options).
                                You must maintain a minimum account size of $1,000.
---------------------------------------------------------------------------------------
RIGHT TO CANCEL                 You may cancel your Contract within 20 days of receipt
                                or any longer period as your state may require
                                ("CANCELLATION PERIOD"). Upon cancellation, we will
                                return your purchase payments adjusted, to the extent
                                federal or state law permits, to reflect the investment
                                experience of any amounts allocated to the Variable
                                Account. The adjustment will reflect the deduction of
                                mortality and expense risk charges and administrative
                                expense charges.
---------------------------------------------------------------------------------------
EXPENSES                        Each Fund pays expenses that you will bear indirectly
                                if you invest in a Variable Sub-account. In addition,
                                you will bear the following expenses:

                                AIM LIFETIME AMERICA CLASSIC/S//M/ Option

                                Annual mortality and expense risk charge equal to 1.20%
                                of average daily net assets.

                                Annual administrative charge equal to 0.10% of average
                                daily net assets.

                                Withdrawal charges ranging from 0% to 7% of purchase
                                payments withdrawn (with certain exceptions).

                                AIM LIFETIME AMERICA REGAL/SM/ Option

                                Annual Mortality and Expense Risk Charge equal to 1.35%
                                of average daily net assets.

                                Annual Administrative Charge equal to 0.10% of average
                                daily net assets.

                                Withdrawal Charges ranging from 0% to 7% of Purchase
                                Payments withdrawn (with certain exceptions).

                                AIM LIFETIME AMERICA FREEDOM/SM/ Option

                                Annual Mortality and Expense Risk Charge equal to 1.40%
                                of average daily net assets.

                                Annual Administrative Charge equal to 0.10% of average
                                daily net assets.
---------------------------------------------------------------------------------------
ALL OPTIONS                     If you select the ENHANCED DEATH BENEFIT RIDER Option
                                you would pay an additional mortality and expense risk
                                charge of 0.25%.

                                If you select the ENHANCED EARNINGS DEATH BENEFIT RIDER
                                Option you would pay an additional Mortality and
                                Expense Risk Charge of 0.15%, 0.25% or 0.35% (depending
                                on the age of the oldest Owner on the date we receive
                                the completed application or request to add the option,
                                whichever is later).

                                If you select the INCOME BENEFIT RIDER Option you would
                                pay an additional Mortality and Expense Risk Charge of
                                0.30%.

                                Transfer fee equal to $25 after the 12th Transfer in
                                any Contract Year.

                                State premium tax (if your state imposes one).
---------------------------------------------------------------------------------------
INVESTMENT ALTERNATIVES         Each Contract offers several Investment Alternatives
                                including:

                                .up to 3 Fixed Account Options (which credit interest
                                  at rates we guarantee)

                                .18 Variable Sub-Accounts investing in Portfolios
                                  offering professional money management by A I M
                                  Advisors, Inc.

                                TO FIND OUT CURRENT RATES BEING PAID OR AVAILABILITY OF
                                THE FIXED ACCOUNT OPTIONS OR HOW THE VARIABLE
                                SUB-ACCOUNTS HAVE PERFORMED, PLEASE CALL US AT
                                1-800-776-6978.
---------------------------------------------------------------------------------------

                                       6 PROSPECTUS


SPECIAL SERVICES                For your convenience, we offer these Special Services:

                                . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                                . AUTOMATIC ADDITIONS PROGRAM

                                . DOLLAR COST AVERAGING PROGRAM

                                . SYSTEMATIC WITHDRAWAL PROGRAM
---------------------------------------------------------------------------------------
INCOME PAYMENTS                 You can choose FIXED INCOME PAYMENTS, VARIABLE INCOME
                                PAYMENTS, or a combination of the two. You can receive
                                your Income Payments in one of the following ways:

                                . LIFE INCOME WITH GUARANTEED PAYMENTS

                                .a "JOINT AND SURVIVOR" Life Income With Guaranteed
                                  Payments

                                .
                                  GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD of 5 to 30
                                  years (absolute maximum of 50 years at certain ages).

                                We offer an Income Benefit Rider that allows you to
                                lock in a dollar amount that you can apply towards
                                Fixed Income.
---------------------------------------------------------------------------------------
DEATH BENEFITS                  If you or the ANNUITANT (if the Contract is owned by a
                                non-natural person) die before the PAYOUT START DATE,
                                we will pay the death benefit described in the
                                Contract. We also offer an ENHANCED DEATH BENEFIT RIDER
                                and an ENHANCED EARNINGS DEATH BENEFIT RIDER.
---------------------------------------------------------------------------------------
TRANSFERS                       Before the Payout Start Date, you may transfer your
                                Contract value ("CONTRACT VALUE") among the Investment
                                Alternatives, with certain restrictions. A charge may
                                apply after the 12th Transfer in each Contract Year
                                ("CONTRACT YEAR"), which we measure from the date we
                                issue your Contract or a Contract Anniversary.
---------------------------------------------------------------------------------------
WITHDRAWALS                     You may withdraw some or all of your Contract Value at
                                anytime prior to the Payout Start Date. In general, you
                                must withdraw at least $50 at a time. Full or partial
                                withdrawals are available under limited circumstances
                                on or after the Payout Start Date. Withdrawals taken
                                prior to annuitization (referred to in this prospectus
                                as the Payout Phase) are generally considered to come
                                from the earnings in the Contract first. If the
                                Contract is tax-qualified, generally all withdrawals
                                are treated as distributions of earnings. Withdrawals
                                of earnings are taxed as ordinary income and, if taken
                                prior to age 59 1/2, may be subject to an additional
                                10% federal tax penalty. A withdrawal charge and a
                                MARKET VALUE ADJUSTMENT also may apply.
---------------------------------------------------------------------------------------




                                      7 PROSPECTUS

HOW THE CONTRACT WORKS
--------------------------------------------------------------------------------

Each Contract basically works in two ways.

First, the Contract can help you (we assume you are the CONTRACT OWNER) save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 30. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment




As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "THE CONTRACT." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See "DEATH BENEFITS."

You buy You save for You elect to receive You can receive Or you can a Contract retirement income payments or income payments receive income receive a lump for a set period payments for sum payment life

Please call us at 1-800-776-6978 if you have any questions about how the Contract works.




                                       8 PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "EXPENSES," below. For more information about Fund expenses, please refer to the accompanying prospectuses for the Funds.

CONTRACT OWNER TRANSACTION EXPENSES (WITHDRAWAL CHARGE AS A PERCENTAGE OF PURCHASE PAYMENTS)*

Number of Complete Years Since We
 Received the Purchase Payment Being   0    1    2    3    4    5    6     7+
 Withdrawn
-------------------------------------------------------------------------------
Applicable Charge AIM LIFETIME         7%   7%   7%   6%   5%   4%   3%    0%
 AMERICA CLASSIC/SM// /
-------------------------------------------------------------------------------
Applicable Charge AIM LIFETIME         7%   6%   6%   0%   0%   0%   0%    0%
 AMERICA REGAL/SM/
-------------------------------------------------------------------------------
Applicable Charge AIM LIFETIME
 AMERICA FREEDOM/SM /No Withdrawal     0%   0%   0%   0%   0%   0%   0%    0%
 Charge
-------------------------------------------------------------------------------
Transfer Fee all Contracts                            $25.00**
-------------------------------------------------------------------------------

*Each Contract Year, you may withdraw up to the Free Withdrawal Amount offered under your Contract without incurring a Withdrawal Charge. However, the amount withdrawn may be subject to a Market Value Adjustment.

 **Applies solely to the thirteenth and subsequent transfers within a Contract
   Year, excluding transfers due to Dollar Cost Averaging and Automatic Portfolio Rebalancing. We are currently waiving the Transfer Fee.


VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

                                                                                                                 With Enhanced
                                                                                                                Death Benefit,
                                                                                                              Enhanced Earnings
                                                                                                                    Death
                                                                           With Enhanced    With Enhanced         Benefit and
AIM Lifetime                                    Basic      With Income    Death Benefit    Earnings Death       Income Benefit
AMERICA CLASSIC/SM/                           Contract    Benefit Rider       Rider         Benefit Rider*         Riders**
------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge              1.20%        1.50%           1.45%             1.35%*               1.90%**
-------------------------------------------------------------------------------------------------------------------------------
Administrative Expense Charge                  0.10%        0.10%           0.10%             0.10%                0.10%
-------------------------------------------------------------------------------------------------------------------------------
Total Variable Account Annual Expense          1.30%        1.60%           1.55%             1.45%                2.00%
-------------------------------------------------------------------------------------------------------------------------------



                                                                                                               With Enhanced
                                                                            With             With             Death Benefit,
                                                                          Enhanced        Enhanced          Enhanced Earnings
            AIM Lifetime                       Basic      With Income   Death Benefit   Earnings Death         Death Benefit and
          AMERICA REGAL/SM/                   Contract   Benefit Rider      Rider       Benefit Rider*   Income Benefit Riders**
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge             1.35%         1.65%             1.60%         1.50%*                  2.05%**
---------------------------------------------------------------------------------------------------------------------------------
Administrative Expense Charge                 0.10%         0.10%             0.10%         0.10%                   0.10%
---------------------------------------------------------------------------------------------------------------------------------
Total Variable Account Annual Expense         1.45%         1.75%             1.70%         1.60%                   2.15%
--------------------------------------------------------------------------------------------------------------------------------


                                                                                                               With Enhanced
                                                                               With            With           Death Benefit,
                                                                             Enhanced       Enhanced        Enhanced Earnings
            AIM Lifetime                       Basic       With Income     Death Benefit Earnings Death        Death Benefit and
         AMERICA FREEDOM/SM/                  Contract    Benefit Rider        Rider     Benefit Rider*  Income Benefit Riders**
---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge             1.40%          1.70%            1.65%           1.55%*                2.10%**
---------------------------------------------------------------------------------------------------------------------------------
Administrative Expense Charge                 0.10%          0.10%            0.10%           0.10%                 0.10%
---------------------------------------------------------------------------------------------------------------------------------
Total Variable Account Annual Expense         1.50%          1.80%            1.75%           1.65%                 2.20%
--------------------------------------------------------------------------------------------------------------------------------


* The mortality and expense risk charge shown for the Enhanced Earnings Death Benefit Rider reflects a charge of 0.15% for the Option, assuming the age of the oldest Contract Owner or Annuitant is age 55 or younger on the Rider Application Date. If the age of the oldest Contract Owner or Annuitant is between 56 and 65 on the Rider Application Date, the charge for the Option is 0.25% and the mortality and expense risk charge shown for Contracts with this Option would be higher by 0.10%. If the age of the oldest Contract Owner or Annuitant is 66 or older on the Rider Application Date, the charge for the Option is 0.35% and the mortality and expense risk charge shown for Contracts with this Option would be higher by 0.20%.

** Please note that you can select any combination of the 3 different riders.
   You could choose one or all 3 riders as shown in the chart or you could choose a combination of 2 riders. Taking into account the age-adjusted charge for the Enhanced Earnings Death Benefit described in the preceding footnote, it is easy for you to determine the aggregate level of asset charge for your base contract and the combination of optional features you select. Simply take the base level charge for the Contract option you select, either 1.30% (Classic), 1.45% (Regal), or 1.50% (Freedom), and add the charge for the benefit riders or riders you select. The charge for the Enhanced Death Benefit Rider is 0.25% and, for the Income Benefit Rider, is 0.30%.


                                       9 PROSPECTUS

FUND ANNUAL EXPENSES(1)
(as a percentage of Fund average daily net assets(*)

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Funds may have agreed to waive their fees and/or reimburse Fund expenses in order to keep the Funds' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement.
 More detail concerning each Fund's fees and expenses appears in the prospectus for each Fund.

                             ANNUAL FUND EXPENSES
--------------------------------------------------------------------------------
                                 Minimum                      Maximum
--------------------------------------------------------------------------------
Total Annual Fund
Operating
Expenses/(1)/
(expenses that are
deducted from Fund
assets, which may
include management
fees, distribution
and/or services
(12b-1) fees, and                   0.92%                        1.96%
other expenses)
--------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Fund average daily net assets (before any waiver or reimbursement) as of December 31, 2002.


AIM LIFETIME AMERICA CLASSIC/SM/

EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses.

.. invested $10,000 in the Contract for the time periods indicated,

.. earned a 5% annual return on your investment,

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period,

.. elected the Enhanced Death Benefit and Income Benefit Riders, and

.. elected the Enhanced Earnings Death Benefit Rider (assuming Contract Owner is age 66-75 on the Rider Date).

The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below, because of variations ina Fund's expense ratio from year to year.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                       1  Year        3 Years         5  Years         10  Years
---------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual        $1,001         $1,737          $2,405           $4,234
Fund Expenses
---------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual        $  894         $1,422          $1,892           $3,277
Fund Expenses
---------------------------------------------------------------------------------------------------




                                       10 PROSPECTUS

EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                          1  Year         3  Years         5  Years          10 Years
------------------------------------------------------------------------------------------
Costs Based on
Maximum Annual Fund      $406           $1,229           $2,067            $4,234
Expenses
------------------------------------------------------------------------------------------
Costs Based on
Minimum Annual Fund      $299           $  916           $1,557            $3,277
Expenses
------------------------------------------------------------------------------------------





AIM LIFETIME AMERICA REGAL/SM/

EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses.

.. invested $10,000 in the Contract for the time periods indicated,

.. earned a 5% annual return on your investment, and

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and

.. elected the Enhanced Death Benefit and Income Benefit Riders, and

.. elected the Enhanced Earnings Death Benefit Rider (assuming Contract Owner is age 66-75 on the Rider Date).

The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below, because of variations ina Fund's expense ratio from year to year.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                       1  Year        3 Years         5  Years         10  Years
---------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual         $931          $1,273          $2,139           $4,364
Fund Expenses
---------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual         $825          $  961          $1,632           $3,422
Fund Expenses
---------------------------------------------------------------------------------------------------



EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                            1  Year        3 Years         5  Years         10  Years
----------------------------------------------------------------------------------------
Costs Based on Maximum     $421          $1,273          $2,139           $4,364
Annual Fund Expenses
----------------------------------------------------------------------------------------
Costs Based on Minimum     $315          $  961          $1,632           $3,422
Annual Fund Expenses
----------------------------------------------------------------------------------------


PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SIMILARLY, YOUR RATE OF RETURN MAY BE LOWER OR GREATER THAN 5%, WHICH IS NOT GUARANTEED. THE ABOVE EXAMPLES ASSUME THE ELECTION OF THE ENHANCED DEATH AND INCOME BENEFIT RIDERS WITH A MORTALITY AND EXPENSE RISK CHARGE OF 1.85% FOR THE AIM LIFETIME AMERICA CLASSIC/SM/, 2.00% FOR THE AIM LIFETIME AMERICA REGAL/SM/, AND 2.05% FOR THE AIM LIFETIME AMERICA FREEDOM/SM/. THE ABOVE EXAMPLES ALSO ASSUME THE ELECTION OF THE ENHANCED EARNINGS DEATH BENEFIT RIDER WHICH HAS AN ANNUAL FEE OF 0.15%. IF ANY OR ALL OF THOSE FEATURES WERE


                                       11 PROSPECTUS

NOT ELECTED, THE EXAMPLE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER. THE ABOVE EXAMPLES ALSO ASSUME TOTAL ANNUAL FUND EXPENSES LISTED IN THE EXPENSE TABLE WILL CONTINUE THROUGHOUT THE PERIODS SHOWN.


AIM LIFETIME AMERICA FREEDOM/SM/

EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses.

.. invested $10,000 in the Contract for the time periods indicated,

.. earned a 5% annual return on your investment,

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period,elected the Enhanced Death Benefit and Income Benefit Riders, and

.. elected the Enhanced Earnings Death Benefit Rider (assuming Contract Owner is age 66-75 on the Rider Date).



The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below,, because of variations ina Fund's expense ratio from year to year.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                       1  Year        3 Years         5  Years         10  Years
---------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual         $426          $1,288          $2,163           $4,407
Fund Expenses
---------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual         $320          $  977          $1,657           $3,469
Fund Expenses
---------------------------------------------------------------------------------------------------



EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                            1  Year        3 Years         5  Years         10  Years
----------------------------------------------------------------------------------------
Costs Based on Maximum     $426          $1,288          $2,163           $4,407
Annual Fund Expenses
----------------------------------------------------------------------------------------
Costs Based on Minimum     $320          $  977          $1,657           $3,469
Annual Fund Expenses
----------------------------------------------------------------------------------------


Surrendered and Non-Surrendered Values are the same because there is no Surrender Charge for the AIM Lifetime America Freedom/SM/.




FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT". Each Variable Sub-Account has a separate value for its Accumulation Units which we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Glenbrook Life also appear in the Statement of Additional Information.




                                       12 PROSPECTUS

THE CONTRACT
--------------------------------------------------------------------------------


CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Glenbrook, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, and

.. any other rights that the Contract provides, including restricting income payments to beneficiaries.

If you die, any surviving Contract Owner, or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person. If the Contract Owner is a Grantor Trust, the Contract Owner will be considered a non-natural person for purposes of this section and the Death Benefits Section. The maximum age of the oldest Contract Owner and Annuitant cannot exceed 90 as of the date we receive the completed application.

If you select the Enhanced Earnings Death Benefit and Income Benefit Riders, the maximum age of any Contract Owner on the date we receive the completed application or request to add the Option, whichever is later ("RIDER DATE") is currently 75. If you select the Enhanced Death Benefit Rider, the maximum age of any Contract Owner on the date we receive the completed application or request to add the Option, whichever is later ("RIDER DATE") is currently 80.

You may change the Contract Owner at any time. We will provide a change of ownership form to be signed by you and filed with us. After we accept the form, the change of ownership will be effective as of the date you signed the form. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent ownership information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment made by us or any other action we take before we accept the change.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

The Contract can be purchased as part of a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued within a qualified plan. See "QUALIFIED PLANS" on page 38. If the Contracts are issued within a qualified plan, no additional tax advantages attach to the annuity.


ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. The maximum age of the Annuitant cannot exceed age 90 as of the date we receive the completed application for each Contract. You may change the Annuitant at any time prior to the Payout Start Date (only if the Contract Owner is a natural person). Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

You may designate a joint Annuitant, who is a second person on whose life income payments depend. We permit joint Annuitants only on or after the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

     (i) the youngest Contract Owner; otherwise,

    (ii) the youngest Beneficiary.


BENEFICIARY
The Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner subject to the Death of Owner provision if the sole surviving Contract Owner dies before the Payout Start Date. (See section titled "Death Benefits" for details.) If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may also name one of more contingent Beneficiaries who will receive any death benefit or guaranteed income benefit if there are no surviving primary Beneficiaries upon the death of the sole surviving Contract Owner. You may change or add


                                       13 PROSPECTUS

Beneficiaries at any time by writing to us unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not the Annuitant is living when we receive the notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

.. your spouse or, if he or she is no longer alive,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.


MODIFICATION OF THE CONTRACT
Only a Glenbrook Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents have the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult an attorney before trying to assign your Contract.


                                       14 PROSPECTUS

PURCHASES
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
Your initial Purchase Payment must be at least $10,000 ($10,000 for a Qualified Contract). All subsequent Purchase Payments must be $500 or more. The maximum Purchase Payment is $2,000,000 ($1,000,000 for the AIM Lifetime America Freedom/SM/) without prior approval. We reserve the right to change the minimum Purchase Payment and to change the maximum Purchase Payment. You may make Purchase Payments of at least $500 at any time prior to the Payout Start Date. We also reserve the right to reject any application.


AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $100 or more by automatically transferring money from your bank account. Consult your representative for more detailed information.


ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our service center in Vernon Hills (mailing address: 300 N. Milwaukee Avenue, Vernon Hills, Illinois, 60061). If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment in good order at our service center as described above.

We use the term "BUSINESS DAY" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.


RIGHT TO CANCEL
You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or a longer period should your state require it. You may return it by delivering it or mailing it to us. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. Some states may require us to return a greater amount to you. If this Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

In states where we are required to refund purchase payments, we reserve the right during the Cancellation Period to invest any purchase payments you allocated to a Variable Sub-Account to the Money Market Variable Sub-Account available under the Contract. We will notify you if we do so. At the end of the Cancellation Period, we will allocate the amount in the Money Market Variable Sub-Account to the Variable Sub-Account as you originally designated.




                                       15 PROSPECTUS

CONTRACT VALUE
--------------------------------------------------------------------------------

On the Issue Date, your Contract Value is equal to your initial purchase payment. Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.


ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.


ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine withdrawal charges, and transfer fees separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider, the Enhanced Earnings Death Benefit Rider, and the Income Benefit Rider.



YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS THAT ACCOMPANY THIS PROSPECTUS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.








                                       16 PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 18 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectuses for the Fund. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts. A I M Advisors, Inc. serves as the investment advisor to each Fund.

Fund: Each Fund Seeks*:

SERIES I SHARES:        EACH FUND SEEKS*:
-------------------------------------------------------------------------------
AIM V.I. Aggressive     Long-term growth of capital
 Growth Fund**
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund   As high a total return as possible, consistent with
                         preservation of capital
-------------------------------------------------------------------------------
AIM V.I. Basic Value    Long-term growth of capital
 Fund
-------------------------------------------------------------------------------
AIM V.I. Blue Chip      Long-term growth of capital with a secondary objective
 Fund                    of current income
-------------------------------------------------------------------------------
AIM V.I. Capital        Growth of capital
 Appreciation Fund
-------------------------------------------------------------------------------
AIM V.I. Capital        Long-term growth of capital
 Development Fund
-------------------------------------------------------------------------------
AIM V.I. Core Equity    Growth of capital
 Fund
-------------------------------------------------------------------------------
AIM V.I. Dent           Long-term growth of capital
 Demographic Trends
 Fund
-------------------------------------------------------------------------------
AIM V.I. Diversified    High level of current income
 Income Fund
-------------------------------------------------------------------------------
AIM V.I. Global         High total return
 Utilities Fund
-------------------------------------------------------------------------------
AIM V.I. Government     High level of current income consistent with reasonable
 Securities Fund         concern for safety of principal
-------------------------------------------------------------------------------
AIM V.I. Growth Fund    Growth of capital
-------------------------------------------------------------------------------
AIM V.I. High Yield     High level of current income
 Fund
-------------------------------------------------------------------------------
AIM V.I. International  Long-term growth of capital
 Growth Fund
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core   Long-term growth of capital
 Equity Fund
-------------------------------------------------------------------------------
AIM V.I. Money Market   As high a level of current income as is consistent with
 Fund                    the preservation of capital and liquidity
-------------------------------------------------------------------------------
AIM V.I. New            Long-term growth of capital
 Technology Fund
-------------------------------------------------------------------------------
AIM V.I. Premier        Long-term growth of capital with income as a secondary
 Equity Fund             objective
-------------------------------------------------------------------------------


*The investment objective(s) of each Fund may be changed by the Board of Directors without shareholder approval.

**Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the Fund may periodically suspend or limit the offering of its shares. The Fund will be closed to new participants when Fund assets reach $200 million. During closed periods, the Fund will accept additional investments from existing participants.

Amounts you allocate to variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Variable Sub-Accounts invest. You bear the investment risk that the Funds might not meet their investment objectives. Shares of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.


                                       17 PROSPECTUS

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account. The Fixed Account Options available under each of the three contract options are:

.. GUARANTEED MATURITY FIXED ACCOUNT OPTION

.. 6 MONTH DOLLAR COST AVERAGING OPTION

.. 12 MONTH DOLLAR COST AVERAGING OPTION

We may offer additional Fixed Account options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options. The Fixed Account Options may not be available in all states. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general account assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
The Dollar Cost Averaging Fixed Account Options are two of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 24. These options allow you to allocate purchase payments to the Fixed Account for 6 months (the "6 MONTH DOLLAR COST AVERAGING OPTION"), or for 12 months (the "12 MONTH DOLLAR COST AVERAGING OPTION") depending on the form of contract you are in. Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below.

You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Options to other investment alternatives that you have selected in equal monthly installments beginning the next business day after allocation. The number of monthly installments must be no more than 6 for the 6 Month Dollar Cost Averaging Option and no more than 12 for the 12 Month Dollar Cost Averaging Option. At the end of the applicable transfer period, any amount remaining in the 6 or 12 Month Dollar Cost Averaging Options will be automatically transferred to the same sub-accounts as your prior 6 or 12 transfers, unless you request a different investment alternative. Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.

If we do not receive allocation instructions from you within one month of the date of the payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the Purchase Payment is made.

At the end of the applicable transfer period, any nominal amounts remaining in the Dollar Cost Averaging Option will be allocated to the Money Market Variable Sub-Account.

Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.

You may not transfer funds from other investment alternatives to either the 6 or 12 Month Dollar Cost Averaging Options.

The 6 or 12 Month Dollar Cost Averaging Options may not be available in your state. Please check with your representative for availability.


INVESTMENT RISK
We bear the investment risk for all amounts allocated to the 6 Month DCA Fixed Account Option and the 12 Month DCA Fixed Account Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the 6 Month DCA Fixed Account Option and the 12 Month DCA Fixed Account Option. For current interest rate information, please contact your representative or our customer support unit at 1-800-776-6978.


GUARANTEE PERIODS
Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length for the AIM Lifetime America Classic/(SM)/. We are currently offering Guarantee Periods of 3, 5, 7, and 10 years in length for the AIM Lifetime America Freedom/(SM) /and the AIM Lifetime America Regal/(SM)/. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s), if available.

Each payment or transfer allocated to a Guarantee Period must be at least $500. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option.


                                       18 PROSPECTUS

The Guarantee Periods may not be available in your state. Please check with your representative for availability.


INTEREST RATES
We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors.

WE DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE.

For current interest rate information, please contact your representative or Glenbrook at 1-800-776-6978.


HOW WE CREDIT INTEREST
We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period.



The following example illustrates how a purchase payment allocated to a Guaranteed Period would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment....................................................    $10,000
Guarantee Period....................................................    5 years
Annual Interest Rate................................................      4.50%


                                           END OF CONTRACT YEAR
                        ----------------------------------------------------------
                          YEAR 1      YEAR 2      YEAR 3      YEAR 4       YEAR 5
                        ----------  ----------  ----------  ----------  ------------
Beginning Contract
 Value                  $10,000.00
 X (1 + Annual
 Interest Rate)            X 1.045
                        $10,450.00
Contract Value at end
of Contract Year                    $10,450.00
 X (1 + Annual
 Interest Rate)                        X 1.045
                                    $10,920.25
Contract Value at end
of Contract Year                                $10,920.25
 X (1 + Annual
 Interest Rate)                                    X 1.045
                                                $11,411.66
Contract Value at end
of Contract Year                                            $11,411.66
 X (1 + Annual
 Interest Rate)                                                X 1.045
                                                            $11,925.19
Contract Value at end
of Contract Year                                                         $11,925.19
 X (1 + Annual
 Interest Rate)                                                             X 1.045
                                                                         $12,461.82


Total Interest Credited During Guarantee Period = $2,461.82 ($12,461.82 -
   $10,000.00). This example assumes no withdrawals during the entire 5 year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn see p23. The hypothetical interest rate is for illustrative purposes only and is not intended to predict either current or future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above.


RENEWALS
.. Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. At the end of a Guarantee Period, we will automatically renew the Guarantee Period value to a Guarantee Period of the same duration, if available, to be established on the day the previous Guarantee Period expired. In certain states your money will automatically renew into a new Guarantee Period of the shortest duration available to be established on the day the previous Guarantee Period expired, or to the Money Market Variable Sub-account if no Guarantee Periods are available at the time of expiration of the pervious Guarantee Period. Please consult with your representative. During the 30-day period after the end of the Guarantee Period, you may:


                                       19 PROSPECTUS

1) Take no action and your money will remain in the newly established Guarantee Period of the same duration, if available, or the Money Market Variable Sub-account (Please consult with your representative); or

2) Instruct us to apply your money to one or more new Guarantee Periods of your choice to be established on the day we receive the instruction. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer at the next unit value we calculate after we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4) Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay premium taxes and income tax withholding, if applicable. In this case, the amount withdrawn will be deemed to have been withdrawn on the day we received notification.


MARKET VALUE ADJUSTMENT
All withdrawals and transfers from a Guarantee Period, other than those taken during the 30 day period after such Guarantee Period expires, may be subject to a Market Value Adjustment. A Market Value Adjustment also may apply upon payment of a death benefit and when you apply amounts currently invested in a Guarantee Period to an Income Plan (unless paid or applied during the 30-day period after such Guarantee Period expires). We will not apply a Market Value Adjustment to a withdrawal you make:

.. that qualifies for one of the waivers as described on page 26-27,

.. to satisfy the IRS minimum distribution rules for the Contract, or

.. a single withdrawal made by a surviving spouse made within one year after continuing the Contract.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time you remove it from that Guarantee Period. We calculate the Market Value Adjustment by comparing the TREASURY RATE for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. "TREASURY RATE" means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal from a Guaranteed Period to an amount that is less than the purchase payment applied to that period plus interest earned under the Contract.

Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred or applied to an Income Plan.

For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5 year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5 year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5 year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in Appendix A to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

The Market Value Adjustment may not be applicable in your state. Please check with your representative.




                                       20 PROSPECTUS

INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the Six Month Fixed Account or the Twelve Month Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $500. A transfer fee of $25 applies to each transfer after the 12th in any Contract Year. Multiple transfers on a single trading day are considered a single transfer. We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will credit you contract with interest as required by applicable law. Any interest would be credited from the date we receive the transfer request to the date we make the transfer.

If you transfer an amount from a Guarantee Period other than during the 30 day period after such Guarantee Period expires, we may increase or decrease the amount transferred by a Market Value Adjustment.

In certain states, a Market Value Adjustment may not apply. In these states, the total amount of transfers and withdrawals from each Guarantee Period of the Guaranteed Maturity Fixed Account during a Contract Year cannot exceed 25% of the purchase payment or the amount transferred into that Guarantee Period. For each Guarantee Period, any portion of the total allowable transfer and withdrawal amount that is not transferred or withdrawn in that Contract Year will not increase the allowable transfer and withdrawal amount in any subsequent Contract Year. This limitation will be waived for amounts transferred during the 30-day period after the Guarantee Period expires. This limitation does not apply to any Dollar Cost Averaging Fixed Accounts. Please consult your representative.

We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. You may make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments.


TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-776-6978. The cut-off time for telephone transfer requests is 3:00 p.m. Central time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading or market timing ("Prohibited Trading Practices"), by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Fund or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Funds that they intend to restrict the purchase, exchange, or redemption of Fund shares because of Prohibited Trading Practices or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.


                                       21 PROSPECTUS

DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount every month from any Variable Sub-Account, the Six Month Dollar Cost Averaging Fixed Account or the Twelve Month Dollar Cost Averaging Fixed Account, to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Guarantee Periods. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfer count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage of your contract value allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

We will rebalance your account monthly, quarterly, semi-annually, or annually, depending on your instructions. At the end of the period you select, we will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.


EXAMPLE:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the AIM V.I. Diversified Income Variable Sub-Account and 60% to be in the AIM V.I. Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the AIM V.I. Diversified Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the AIM V.I. Diversified Income Variable Sub-Account and use the money to buy more units in the AIM V.I. Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.


EXPENSES
--------------------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.


MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The annual rate of the charge is:

.. 1.20% FOR AIM LIFETIME AMERICA CLASSIC /SM/

.. 1.35% FOR AIM LIFETIME AMERICA REGAL /SM/

.. 1.40% FOR AIM LIFETIME AMERICA FREEDOM /SM/

The mortality and expense risk charge is for the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. If you select the Enhanced Death Benefit Rider Option, the mortality and expense risk charge will include an additional 0.25% for the Option. If you select the Enhanced Earnings Death Benefit Option, the mortality and expense risk charge will include an additional 0.15% for the Option if, on the Rider Date, either the Contract Owner or Annuitant is age 55 or younger; an additional 0.25% for the Option if, on the Rider Date, either the oldest Contract Owner or Annuitant is between age 56 and 65; and an additional 0.35% for the Option if, on the Rider Date, either the oldest Contract Owner or the Annuitant is age 66 or older. If you select the Income Benefit Rider Option, the mortality and expense risk charge will include an additional 0.30% for the Option.

We guarantee that we will not raise the mortality and expense risk charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the


                                       22 PROSPECTUS

Payout Phase. After the Payout Start Date, mortality and expense risk charges for the Enhanced Death Benefit, Enhanced Earnings Death Benefit and the Income Benefit will cease.


ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.


TRANSFER FEE
We impose a $25 fee upon transfers in excess of 12 during any Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.


WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. Beginning on January 1, 2004, if you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing the charge applicable for each Contract appears on page 9. The Contracts differ in the following respects:

AIM LIFETIME AMERICA CLASSIC /S//M/ and AIM LIFETIME AMERICA REGAL /SM/. Under the AIM Lifetime America Classic and AIM Lifetime America Regal Option, you can withdraw up to the Free Withdrawal Amount each Contract Year without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment. The Free Withdrawal Amount is equal to the greater of 15% of purchase payments, or 15% of the Contract Value as of the beginning of the Contract Year. Unused portions of the "Free Withdrawal Amount "are not carried forward to future Contract Years.

AIM LIFETIME AMERICA FREEDOM /SM   /

Under the AIM Lifetime America Freedom/SM/ Option, there is no withdrawal charge on any withdrawals. However, any amount withdrawn from a guarantee period fixed option may be subject to a Market Value Adjustment.


ALL OPTIONS
We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest payments first. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

.. the death of the Contract Owner or Annuitant (unless the Death Benefit equals the settlement value);

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

.. withdrawals that qualify for one of the waivers as described below.

We use the amounts obtained from the withdrawal charge to recover the cost of sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.


CONFINEMENT WAIVER
We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken under your Contract if the following conditions are satisfied:

.. You or the Annuitant, if the Contract Owner is not a natural person, are confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

.. You request the withdrawal and provide written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital; and

.. A physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

You may not claim this benefit if you, the Annuitant, or a member of your or the Annuitant's immediate family, is the physician prescribing your or the Annuitant's stay in a long term care facility.


TERMINAL ILLNESS WAIVER
We will waive the withdrawal charge and any Market Value Adjustment on all withdrawals taken under your Contract if:


                                       23 PROSPECTUS

.. you or the Annuitant (if the Contract Owner is not a natural person) are first diagnosed with a terminal illness at least 30 days after the Issue Date; and

.. you claim this benefit, request a withdrawal and deliver adequate proof of diagnosis to us.


UNEMPLOYMENT WAIVER
We will waive the withdrawal charge and any Market Value Adjustment on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

.. you or the Annuitant, if the Contract Owner is not a natural person, become unemployed at least one year after the Issue Date;

.. you or the Annuitant, if the Contract Owner is not a natural person, receive unemployment compensation as defined in the Contract for at least 30 days as a result of that unemployment; and

.. you or the Annuitant, if the Contract Owner is not a natural person, claim

.. this benefit and request a withdrawal within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge or a Market Value Adjustment because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.


PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge for these taxes against your Contract until income payments begin or when a total withdrawal occurs, including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Owner's value in the investment alternative bears to the total Contract Value.


DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.


OTHER EXPENSES
Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. We may receive compensation from the investment advisers or administrators of the Funds in connection with the administrative services we provide to the Funds.


                                       24 PROSPECTUS

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "INCOME PLANS" on page 30.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our service center, adjusted by any Market Value Adjustment less any withdrawal charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none are named, then we will withdraw the amount proportionately from the investment portfolios in which you are invested.

You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro-rata from the investment alternatives according to the value of your investments therein.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

In certain states, where a Market Value Adjustment does not apply, the total amount of transfers and partial withdrawals from each Guarantee Period of the Guaranteed Maturity Fixed Account during a Contract Year cannot exceed 25% of the purchase payment or the amount transferred into that Guarantee Period. For each Guarantee Period, any portion of the total allowable transfer and withdrawal amount that is not transferred or withdrawn in that Contract year will not increase the allowable transfer and withdrawal amount in any subsequent Contract Year. This limitation will be waived for amounts transferred during the 30-day period after the Guarantee Period expires. This limitation does not apply to any Dollar Cost Averaging Fixed Accounts. Please consult with your representative. These limitations do not apply to a full withdrawal of your Contract Value.

If you request a total withdrawal, we may require you to return your Contract to us.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2) An emergency exists as defined by the SEC; or

3) The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months (or shorter period if required by law). If we delay payment for 30 days or more, we will credit your Contract with interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.


MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less that $1,000, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's value to contractual minimum of $1,000. If we terminate your Contract, we will distribute to you its


                                       25 PROSPECTUS

Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.




                                       26 PROSPECTUS

INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

.. at least 30 days after the Issue Date; and

.. no later than the day the Annuitant reaches age 90, or the 10th Contract
  Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.


INCOME PLANS
An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.

Three Income Plans are available under the Contract. Each is available to provide:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The three Income Plans are:


INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS
Under this plan, we make periodic income payments for the longer of the life of the Annuitant or a specified guarantee period. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. You may elect to receive guaranteed payments for periods up to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the guaranteed payments may range from 60 to 360 months.


INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS
Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. You may elect to receive guaranteed payments for periods up to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the guaranteed payments may range from 60 to 360 months.


INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS IS FOR A SPECIFIED PERIOD
Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving income payments that do not depend on the life of the Annuitant under Income Plan 3. In that case you may terminate all or part of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. The minimum


                                       27 PROSPECTUS
amount you may withdraw under this feature is $50. A withdrawal charge may apply. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available. You may obtain information about them by writing or calling us. You may apply all or part of your Contract Value to an Income Plan. If you elected the Income Benefit Rider, you may be able to apply an amount greater than your Contract Value. On the Payout Start Date, you may choose the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

.. pay you the Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

.. reduce the frequency of your payments so that each payment will be at least
  $20.


VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.


FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

.. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

.. deducting any applicable premium tax; and

.. applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or any shorter time state law may require. If we defer payments for 30 days or more, we will credit interest to your Contract as required by law from the date we receive the withdrawal request to the date we make payment.


PAYOUT WITHDRAWAL
You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their value, subject to a Payout Withdrawal Charge, by writing to us. For Variable Amount Income Payments, this value is equal to the present value of the Variable Amount Income Payments being terminated, calculated using a discount rate equal to the Assumed Investment Rate that was used in determining the initial variable payment. For Fixed Amount Income Payments, this value is equal to the present value of the Fixed Amount Income Payments being terminated, calculated using a discount rate equal to the Applicable Current Interest Rate. The Applicable Current Interest Rate is the rate we are using on the date we receive your payout withdrawal request to determine income payments for a new payout commencement with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be a least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the Value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the Investment Alternative(s) from which you wish to make Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and


                                       28 PROSPECTUS
your remaining payment amounts will be reduced proportionately.


PAYOUT WITHDRAWAL CHARGE
To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments have been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

For AIM LIFETIME AMERICA CLASSIC /SM/ Option

Payment Year:                               1    2    3    4    5    6    7     8
------------------------------------------------------------------------------------
Percentage:                                 7%   7%   7%   6%   5%   4%   3%    0%
------------------------------------------------------------------------------------


For AIM LIFETIME AMERICA REGAL/SM/ Option

Payment Year:                                              1    2    3     4
-------------------------------------------------------------------------------
Percentage:                                                7%   6%   6%    0%
-------------------------------------------------------------------------------


For AIM LIFETIME AMERICA FREEDOM /SM/ Option has No Withdrawal charge

For each purchase payment withdrawal, the "Payment Year" in the table is measured from the date we received the purchase payment. The Payout Withdrawal Charge is determined by multiplying the percentage corresponding to the Payment Year times the amount of each purchase payment withdrawal.

Regularly scheduled Income Payments are never subject to a Payout Withdrawal Charge.

The Payout Withdrawal Charge may not apply in your state.


INCOME BENEFIT RIDER
You may have the option to add to your Contract an Income Benefit Rider. Currently, the option is available for Contract Owners and Annuitants who are age 75 or younger on the Rider Application Date. The Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select ("Guaranteed Income Benefit"). You may exercise this benefit up to your latest Payout Start Date. The Rider may not be available in all states.


QUALIFICATIONS
To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:

.. You must elect a Payout Start Date that is on or after the 10th anniversary of the Rider Date;

.. The Payout Start Date must be prior to the oldest Annuitant's 90th birthday;

.. The payout Start Date must occur during the 30 day period following a Contract
  Anniversary;

.. You must elect to receive fixed income payments, which will be calculated using the guaranteed income payment tables listed in your Contract; and

.. The Income Plan you selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

  . 10 years, if the youngest Annuitant's age is 80 or less on the Payout Start Date, or

  . 5 years, if the youngest Annuitant's age is greater than 80 on the Payout Start Date.

The annualized mortality and expense risk charge for this Rider is 0.30%. We deduct the charge only from the Variable Sub-Account(s).


INCOME BENEFIT AMOUNT
The Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select. The Income Base is used solely for the purpose of calculating the guaranteed income benefit under this Rider ("GUARANTEED INCOME BENEFIT") and does not provide a Contract Value or guaranteed performance of any investment option.

The Income Base is the greater of Income Base A and Income Base B. We determine each Income Base as follows:


INCOME BASE A
On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made:

For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.

For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.


                                       29 PROSPECTUS

On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value on that date or the most recently calculated Income Base A.

In the absence of any withdrawals or purchase payments, Income Base A will be the greatest of the Contract Value on the Rider Date and all the Contract Anniversary Contract Values between the Rider Date and the Payout Start Date. We will recalculate Income Base A for purchase payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary on or after the 85th birthday of the oldest Owner or, if no Owner is a living individual, the oldest Annuitant. After that date, we will recalculate Income Base A for purchase payments and withdrawals.


INCOME BASE B
On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B, plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equal to 5% per year until the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a living individual, the Annuitant's 85th birthday. This accumulation rate may differ depending on your state. After this date, Income Base B will be recalculated only for purchase payments and withdrawals.

For purposes of computing Income Base A or B, the withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

1) = withdrawal amount,

2) = the Contract Value immediately prior to the withdrawal, and

3) = the most recently calculated Income Base.

See Appendix B for an example of how the withdrawal adjustment applies.

The guaranteed income benefit will only apply if you elect to receive fixed income payments. If, however, you apply the Contract Value and not the guaranteed income benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Income Benefit may not be appropriate.

We determine the guaranteed income benefit amount by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment provided by the guaranteed income benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.


CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.


DEATH BENEFITS
--------------------------------------------------------------------------------

We will pay a death benefit prior to the Payout Start Date on:

.. the death of any Contract Owner or,

.. the death of the Annuitant, if the Contract is owned by a non-natural person.

We will pay the death benefit to the new Contract Owner as determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant if the Contract is owned by a non-natural person, we will pay the death benefit to the current Contract Owner.

A claim for a distribution on death must include DUE PROOF OF DEATH. We will accept the following documentation as "DUE PROOF OF DEATH":

.. a certified copy of a death certificate,

.. a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

.. any other proof acceptable to us.


DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1) the Contract Value as of the date we determine the death benefit, or

2) the SETTLEMENT VALUE (that is, the amount payable on a full withdrawal of Contract Value, see page 29 on the date we determine the death benefit, or

3) the sum of all purchase payments reduced by a Withdrawal Adjustment, as defined below, or

4) the greatest of the Contract Values on the current or any previous DEATH BENEFIT ANNIVERSARY prior to the date we determine the Death Benefit, increased by any purchase payments made since that Death Benefit Anniversary and reduced by an adjustment for any withdrawals, as defined below.


                                       30 PROSPECTUS

DEATH BENEFIT ANNIVERSARIES occur every 7th Contract Anniversary until the oldest Owner's 80th birthday, or the Annuitant's 80th birthday if the Owner is not a living person. For example, the 7th, 14th, and 21st Contract Anniversaries are the first three Death Benefit Anniversaries. The Contract anniversary immediately following the oldest Owner's 80th birthday, or the Annuitant's 80th birthday if the Owner is not a living person, will also be a Death Benefit Anniversary and is the final Death Benefit Anniversary.

The Withdrawal Adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

  (a) is the withdrawal amount,

  (b) is the Contract Value immediately prior to the withdrawal, and

  (c) is the Contract value on the applicable Death Benefit Anniversary adjusted by any prior purchase payments or withdrawals made since that Death Benefit Anniversary, or the sum of all purchase payments adjusted for any prior withdrawals, as applicable.

If we do not receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the greater of;

1) the Contract Value as of the date we determine the death benefit, or

2) the Settlement Value.

We reserve the right to extend, on a non-discriminatory basis, the 180 day period in which the death proceeds will equal the death benefit as described above. This right applies only to the amount payable as death proceeds and in no way restricts when a claim may be filed.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for settlement of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.


ENHANCED DEATH BENEFIT RIDER
For Contract Owners and Annuitants up to and including age 80, the Enhanced Death Benefit Rider is an optional benefit that you may elect. If the Contract Owner is a living individual, the Enhanced Death Benefit applies only upon the death of the Contract Owner. If the Contract Owner is not a living individual, the Enhanced Death Benefit applies only upon the death of the Annuitant. For Contracts with the Enhanced Death Benefit Rider, the death benefit will be the greatest of (1) through (3) above, or (4) the Enhanced Death Benefit. The Enhanced Death Benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit A or B may not be available in all states.

The Enhanced Death Benefit will never be greater than the maximum death benefit allowed by any state nonforfeiture laws that govern the Contract. The Enhanced Death Benefit Rider and the mortality and expense charge for the Rider will terminate upon the change of Contract Owner (or the Annuitant if the Contract is owned by a non-natural person) for reasons other than death.

The annualized mortality and expense risk charge for this Rider is 0.25%. We deduct the charge only from the Variable Sub-Account(s).


ENHANCED DEATH BENEFIT A.
On the date we issue the Rider ("Rider Date"), Enhanced Death Benefit A is equal to the Contract Value on that date. After the Rider Date, Enhanced Death Benefit A is the greatest of all Contract Anniversary Values as of the date we determine the death benefit. The "ANNIVERSARY VALUE" is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that Anniversary and reduced by a withdrawal adjustment, as described below, for any partial withdrawals since that Anniversary.

We will calculate Anniversary Values for each Contract Anniversary up until the earlier of:

.. the date we determine the death benefit; or

.. the first Contract Anniversary on or after the oldest Contract Owner's or, if the Contract Owner is not a natural person, the Annuitant's 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later.

Following the first Contract Anniversary on or after the oldest Owner's or, if the Contract Owner is not a natural person, the Annuitant's 80th birthday, or the first day of the 61st month following the Rider Date, we will recalculate the Enhanced Death Benefit A only for purchase payments and withdrawals.


ENHANCED DEATH BENEFIT B
The Enhanced Death Benefit B on the Rider Date is equal to the Contract Value on that date. After the Rider Date, the Enhanced Death Benefit B, plus any subsequent purchase payments and less a withdrawal adjustment, as described below, will accumulate daily at a rate equivalent to 5% (accumulation rate may differ depending on your state, please consult with your representative) per year until the earlier of:

.. the date we determine the death benefit; or

.. the first day of the month following the oldest Contract Owner's or if the Contract Owner is not a natural person, the Annuitant's 80th birthday, or the


                                       31 PROSPECTUS
  first day of the 61st month following the Rider Date, whichever is later.

After the first day of the month following the oldest Owner's 80th birthday or, if the Owner is not a living individual, the Annuitant's 80th birthday, or the first day of the 61st month following the Rider Date, whichever is later, we will recalculate the Enhanced Death Benefit B only for purchase payments and withdrawals.

For purposes of computing Enhanced Death Benefit A or B: The withdrawal adjustment is equal to (a) divided by (b), and the result multiplied by (c) where:

  (a) the withdrawal amount,

  (b) is the Contract Value immediately prior to the withdrawal, and

  (c) is the most recently calculated Enhanced Death Benefit A or B as applicable.

The Enhanced Death Benefit Rider will terminate and charges for this rider will cease:

.. When the Owner (if the current Owner is a living person) is changed for any reason other than death unless the new Owner is a trust and the Annuitant is the current Owner; or

.. When the Owner (if the current Owner is a non-living person) is changed for any reason unless the new Owner is a non-living person or is the current annuitant.

.. When the Annuitant (if the current Owner is a non-living person) is changed for any reason other than death; or

.. on the date we determine the value of the Death Benefit unless the Contract is continued by surviving spouse as defined in section III below: or

.. on the Payout Start Date.


ENHANCED EARNINGS DEATH BENEFIT RIDER
For Contract Owners and Annuitants up to and including age 75, the Enhanced Earnings Death Benefit Rider is an optional benefit that you may elect.

If the Contract Owner is a living individual, the Enhanced Earnings Death Benefit Rider applies only upon the death of the Contract Owner. If the Contract Owner is not a living individual, the Enhanced Earnings Death Benefit Rider applies only upon the death of the annuitant. The Enhanced Earnings Death Benefit Rider and the annual charge for the Rider will terminate upon the change of Contract Owner (or the Annuitant if the Contract is owned by a non-natural person) for reasons other than death. The Rider may not be available in all states. We may discontinue the offering of the Rider at any time.

Under the Enhanced Earnings Death Benefit Rider, if the oldest Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) is age 55 or younger on the date we receive the completed application or the date we receive the request to add this rider, whichever is later, the Enhanced Earnings Death Benefit will be:

.. The lesser of 100% of In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person) or 50% of In-Force Earnings, calculated as of the date we receive the completed request for settlement of the death benefit. The annualized mortality and expense risk charge for this Rider is 0.15%.

If the oldest Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) is between the ages of 56 and 65 on the date we receive the completed application or the date we receive the request to add this rider, whichever is later, the Enhanced Earnings Death Benefit will be:

.. The lesser of 80% of the In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person) or 40% of In-Force Earnings, calculated as of the date we receive the completed request for settlement of the death benefit. The annualized mortality and expense risk charge for this Rider is 0.25%.

If the oldest Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) is between the ages of 66 and 75 on the date we receive the completed application or the date we receive the request to add this rider, whichever is later, the Enhanced Earnings Death Benefit will be:

.. The lesser of 50% of the In-Force Premium (excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the death of the Owner, or Annuitant if the Owner is a non-living person) or 25% of In-Force Earnings, calculated as of the date we receive the completed request for settlement of the death benefit. The annualized mortality and expense risk charge for this Rider is 0.35%. For purpose of calculating the Enhanced Earnings Death Benefit, the following definitions apply:

  . In-Force Premium equals the Contract Value on the Rider Date plus all purchase payments made after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.

  . In-Force Earnings equal the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.

  . An Excess-of-Earnings Withdrawal is the amount of a withdrawal in excess of the In-Force


                                       32 PROSPECTUS

     Earnings in the Contract immediately prior to the withdrawal.

We will calculate the Enhanced Earnings Death Benefit Rider as of the date we receive Due Proof of Death. We will pay the Enhanced Earnings Death Benefit with the death benefit as described under "Death Benefit Payments" below.

The value of the Enhanced Earnings Death Benefit largely depends on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Enhanced Earnings Death Benefit Rider may not be appropriate. For purposes of calculating the Enhanced Earnings Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your financial advisor can help you decide if the Enhanced Earnings Death Benefit Rider is right for you.

For examples of how the death benefit is calculated under the Enhanced Earnings Death Benefit Rider, see Appendix B.

The Enhanced Earnings Death Benefit Rider will terminate and charges for this rider will cease:

.. when the Owner (if the current Owner is a living person) is changed for any reason other than death unless the new Owner is a trust and the Annuitant is the current Owner; or

.. when the Owner (if the current Owner is a non-living person) is changed for any reason unless the new Owner is a non-living person or is the current Annuitant, or

.. when the Annuitant (if the current Owner is a non-living person) is changed for any reason other than death; or

.. on the Payout Start Date.


DEATH BENEFIT PAYMENTS
IF THE NEW OWNER IS YOUR SPOUSE, THE NEW OWNER MAY:

1. elect to receive the death benefit in a lump sum, or

2. elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within 1 year of the date of death and must be payable throughout:

.. The life of the new Owner; or

.. for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Owner; or

.. over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.

If your spouse does not elect one of the above options, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following restrictions apply:

.. On the date the Contract is continued, the Contract Value will equal the amount of the Death Benefit as determined as of the Valuation Date on which we received the completed request for settlement of the death benefit (the next Valuation Date, if we receive the completed request for settlement of the death benefit after 3 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Period during which we receive the completed request for settlement of the death benefit, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Sub-account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

  .  transfer all or a portion of the excess among the Variable Sub-Accounts;

  . transfer all or a portion of the excess into the Guaranteed Maturity Fixed Account and begin a new Guarantee Period; or

  . transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Guaranteed Maturity Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a Withdrawal Charge.

Only one spousal continuation is allowed under this Contract.

IF THE NEW OWNER IS NOT YOUR SPOUSE BUT IS A NATURAL PERSON, THE NEW OWNER MAY:

1) elect to receive the death benefit in a lump sum, or

2) elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within 1 year of the date of death and must be payable throughout:

  .  the life of the new Owner; or

  . for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Owner; or

  . over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.

If the new Owner does not elect one of the above options then the new Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we


                                       33 PROSPECTUS
received a completed request for settlement of the death benefit (the next Valuation Date, if we receive a completed request for settlement of the death benefit after 3 p.m. Central Time). Unless otherwise instructed by the new Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Owner may exercise all rights as set forth in the TRANSFERS section during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Withdrawal Charges, if applicable, will be waived for any withdrawals made during this 5 year period.

If the new Owner dies prior to the receiving all of the Contract Value, then the new Owner's named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Owner's death.

We reserve the right to offer additional options upon Death of Owner.

IF THE NEW OWNER IS A CORPORATION, TRUST, OR OTHER NON-NATURAL PERSON:

  (a) The new Owner may elect to receive the death benefit in a lump sum; or

  (b) If the new Owner does not elect the option above, then the new Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the Death Benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the new Owner, the excess, if any of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Owner may exercise all rights set forth in the TRANSFERS provision during this 5 year period. No additional Purchase Payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to offer additional options upon Death of Owner.

If any new Owner is a non-natural person, all new Owners will be considered to be non-natural persons for the above purposes.

Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Owner from the date of your death to the date on which the death proceeds are paid.


DEATH OF ANNUITANT
If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date and the Contract Owner is a natural person, then the Contract will continue with a new Annuitant as designated by the Contract Owner.

If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date and the Contract Owner is a non-natural person, the following apply:

  (a) The Contract Owner may elect to receive the death benefit in a lump sum;
or

  (b) If the new Owner does not elect the option above, then the Owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract Owner may then exercise all rights set forth in the TRANSFERS provision during this 5 year period. No additional Purchase Payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to offer additional options upon Death of Annuitant.


                                       34 PROSPECTUS

MORE INFORMATION
--------------------------------------------------------------------------------


GLENBROOK LIFE
Glenbrook Life is the issuer of the Contract. Glenbrook Life is a stock life insurance company originally organized under the laws of the state of Indiana in 1965. From 1965 to 1983 the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992 the Company was known as "William Penn Life Assurance Company of America." In 1992, the Company was renamed Glenbrook Life and redomesticated to Illinois. In 1998, the Company was redomesticated to Arizona.

Glenbrook Life is licensed to operate in the District of Columbia and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our main administrative office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Glenbrook Life is a wholly owned subsidiary of Allstate Life Insurance Company (Allstate Life), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Glenbrook Life and Allstate Life have entered into reinsurance agreements, under which Glenbrook Life reinsures all of its business with Allstate Life. Under the agreements, contract charges, credited interest, policy benefits and certain expenses under all general account contracts are reinsured with Allstate Life.
 Allstate Life is bound to stand behind Glenbrook Life's contractual obligations to its policyholders. However, the obligations of Allstate Life under the reinsurance agreements are to Glenbrook Life. Glenbrook Life continues to have primary responsibility as the direct insurer for risks reinsured. In addition, assets of Glenbrook Life that relate to insurance in-force, excluding Separate Accounts assets, are transferred to Allstate Life. Therefore, the funds necessary to support the operations of Glenbrook Life are provided by Allstate Life and Glenbrook Life is not required to obtain additional capital to support in-force or future business.

Several independent rating agencies regularly evaluate life insurer claims
paying ability, quality of investment portfolio and overall stability.    A.M.
Best Company assigns Glenbrook Life the rating of A+(r) (Superior). Standard & Poor's Insurance Rating Services assigns the rating of AA+ (very strong) to Glenbrook Life's claims-paying ability and Moody's Investors Service assigns an Aa2 (excellent) financial strength rating to Glenbrook Life. Glenbrook Life shares the same ratings from these rating agencies as that of its parent,
Allstate Life, due to its reinsurance arrangements with Allstate Life.    These
ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.


THE VARIABLE ACCOUNT
Glenbrook Life established the Glenbrook Life and Annuity Company Separate Account A on September 6, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Glenbrook Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Arizona law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Glenbrook Life.

The Variable Account consists of 18 Variable Sub-Accounts, each of which invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We may also add other variable sub-accounts that may be available under other variable annuity contracts. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE FUNDS
Dividends and Capital Gain Distributions. We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.

Voting Privileges. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the


                                       35 PROSPECTUS
record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding eligible Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

Changes in Funds. If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-Accounts that invest in additional underlying mutual funds. We will notify you in advance of any change.

Conflicts of Interest. The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of directors of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds' board of directors may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


                                       36 PROSPECTUS

THE CONTRACT
--------------------------------------------------------------------------------


DISTRIBUTION
ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("EXCHANGE ACT"), and is a member of the NASD.

We will pay commissions to broker-dealers who sell the contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8.50% of all purchase payments. These commissions are intended to cover distribution expenses. Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 1.20%, on an annual basis, of the Contract Values considered in connection with the bonus. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Glenbrook does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Contract Owners arising out of services rendered or Contracts issued.


ADMINISTRATION
We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract Owner records;

.. Contract Owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we reserve the right to make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


QUALIFIED PLANS
If you use the Contract within a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.


LEGAL MATTERS
All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Glenbrook's right to issue such Contracts under state insurance law, have been passed upon by Michael
J. Velotta, General Counsel of Glenbrook Life.




                                       37 PROSPECTUS

TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. GLENBROOK LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF GLENBROOK LIFE AND
ANNUITY COMPANY
Glenbrook Life is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code (the "Code"). Since the Variable Account is not an entity separate from Glenbrook Life, and its operations form a part of Glenbrook Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Glenbrook Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Glenbrook Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Glenbrook Life does not intend to make provisions for any such taxes. If Glenbrook Life is taxed on investment income or capital gains of the Variable Account, then Glenbrook Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. Glenbrook Life is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions To The Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Glenbrook Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department


                                       38 PROSPECTUS
announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that Contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among a broader selection of investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Glenbrook

Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. The Federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract Owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.




PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:


                                       39 PROSPECTUS

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.


TAX FREE EXCHANGES UNDER CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract for a new non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax. Currently we do not allow assignments.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Glenbrook Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, Glenbrook Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Glenbrook Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
 ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number.


TAX QUALIFIED CONTRACTS
The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

.. Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the
  Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension Plans under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section
  408(p) of the Code;

.. Tax Sheltered Annuities under Section 403(b) of the Code;


                                       40 PROSPECTUS

.. Corporate and Self Employed Pension and Profit Sharing Plans under Sections
  401 and 403; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Section 457.

Glenbrook Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above or to modify the Contract to conform with tax requirements.

The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Glenbrook Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA or Qualified Plan under which the decedent's surviving spouse is the beneficiary. Glenbrook Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA or Qualified Plan.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED QUALIFIED CONTRACT. If you make a partial withdrawal under a Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, qualified plans require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that the certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

Glenbrook Life reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (only applies for IRAs),

.. made for qualified higher education expenses (only applies for IRAs), and


                                       41 PROSPECTUS

.. made for a first time home purchase (up to a $10,000 lifetime limit and only applies for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON QUALIFIED CONTRACTS. With respect to Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.


INCOME TAX WITHHOLDING ON QUALIFIED CONTRACTS. Generally, Glenbrook Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Glenbrook Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Glenbrook Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
 ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number.


INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL
IRAS)

Internal Revenue Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract


                                       42 PROSPECTUS
in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the annuity contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION PLANS. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). Sections 408(p) and 401(k) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an IRA or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. separates from service,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Glenbrook Life is directed to transfer some or all of the Contract Value to another 403(b) plan.
 Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees. Such retirement plans (commonly referred to as "H.R.10" or "Keogh") may permit the purchase of annuity contracts.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan.


ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Glenbrook Life's annual report on Form 10-K for the year ended December 31, 2002 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act are also incorporated herein by reference,


                                       43 PROSPECTUS
which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000947878. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http:// www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at 300 N. Milwaukee Ave., Vernon Hills, IL 60061.



                                       44 PROSPECTUS

INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Funds for the periods beginning with the inception dates of the Funds and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account. We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.


                                       45 PROSPECTUS

APPENDIX A ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED*
--------------------------------------------------------------------------------

The following tables show the Accumulation Unit Values for each of the Variable Sub-Accounts for base Contracts without any optional benefit and Contracts with the Enhanced Death Benefit, Enhanced Earnings Death Benefit and Income Benefit. These two tables represent the lowest and highest combination of charges available under the Contracts. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for Contracts with each other optional benefit, or available combination
thereof.    Please contact us at 1-800-776-6978 to obtain a copy of the
Statement of Additional Information.


AMERICA CLASSIC/SM/

BASIC POLICY

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,              2002
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.050
 Number of Units Outstanding, End of Period                              1,206
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.286
 Number of Units Outstanding, End of Period                             18,196
AIM V.I. BASIC VALUE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.665
 Number of Units Outstanding, End of Period                             20,781
AIM V.I. BLUE CHIP SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.717
 Number of Units Outstanding, End of Period                             13,932
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.450
 Number of Units Outstanding, End of Period                              3,403
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.737
 Number of Units Outstanding, End of Period                              7,435
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.311
 Number of Units Outstanding, End of Period                              3,222
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 6.686
 Number of Units Outstanding, End of Period                              8,038
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $10.022
 Number of Units Outstanding, End of Period                                820
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.862
 Number of Units Outstanding, End of Period                              4,069

                                       46 PROSPECTUS


AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $10.783
 Number of Units Outstanding, End of Period                             11,695
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 6.799
 Number of Units Outstanding, End of Period                             12,940
AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 9.304
 Number of Units Outstanding, End of Period                              8,971
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.302
 Number of Units Outstanding, End of Period                              2,434
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.764
 Number of Units Outstanding, End of Period                             12,168
AIM V.I. MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 9.959
 Number of Units Outstanding, End of Period                              2,409
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 5.960
 Number of Units Outstanding, End of Period                                579
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 6.865
 Number of Units Outstanding, End of Period                              7,450






                                       47 PROSPECTUS

AMERICA CLASSIC/SM/

WITH ENHANCED EARNINGS (66-75) AND ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,                    2002
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.984
 Number of Units Outstanding, End of Period                                        0
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.215
 Number of Units Outstanding, End of Period                                        0
AIM V.I. BASIC VALUE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.595
 Number of Units Outstanding, End of Period                                        0
AIM V.I. BLUE CHIP SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.653
 Number of Units Outstanding, End of Period                                        0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.382
 Number of Units Outstanding, End of Period                                        0
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.666
 Number of Units Outstanding, End of Period                                        0
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.235
 Number of Units Outstanding, End of Period                                        0
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 6.625
 Number of Units Outstanding, End of Period                                        0
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 9.939
 Number of Units Outstanding, End of Period                                        0
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.797
 Number of Units Outstanding, End of Period                                        0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $10.685
 Number of Units Outstanding, End of Period                                        0
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 6.737
 Number of Units Outstanding, End of Period                                        0

                                       48 PROSPECTUS



AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 9.228
 Number of Units Outstanding, End of Period                                        0
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.226
 Number of Units Outstanding, End of Period                                        0
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.684
 Number of Units Outstanding, End of Period                                        0
AIM V.I. MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 9.868
 Number of Units Outstanding, End of Period                                        0
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 5.911
 Number of Units Outstanding, End of Period                                        0
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 6.802
 Number of Units Outstanding, End of Period                                        0






                                       49 PROSPECTUS

AMERICA FREEDOM/SM/

BASIC POLICY

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,              2002
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.036
 Number of Units Outstanding, End of Period                                  0
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.270
 Number of Units Outstanding, End of Period                                  0
AIM V.I. BASIC VALUE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.649
 Number of Units Outstanding, End of Period                              6,281
AIM V.I. BLUE CHIP SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.703
 Number of Units Outstanding, End of Period                              1,265
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.435
 Number of Units Outstanding, End of Period                                  0
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.721
 Number of Units Outstanding, End of Period                                696
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.294
 Number of Units Outstanding, End of Period                                  0
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  6.672
 Number of Units Outstanding, End of Period                                  0
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $ 10.004
 Number of Units Outstanding, End of Period                              1,076
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  7.848
 Number of Units Outstanding, End of Period                              5,448
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $ 10.761
 Number of Units Outstanding, End of Period                             61,327
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  6.785
 Number of Units Outstanding, End of Period                                  0

                                       50 PROSPECTUS


AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  9.287
 Number of Units Outstanding, End of Period                                  0
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.285
 Number of Units Outstanding, End of Period                                  0
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  8.746
 Number of Units Outstanding, End of Period                              1,034
AIM V.I. MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  9.939
 Number of Units Outstanding, End of Period                            746,618
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  5.949
 Number of Units Outstanding, End of Period                                  0
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $ 10.000
 Accumulation Unit Value, End of Period                               $  6.851
 Number of Units Outstanding, End of Period                              1,460






                                       51 PROSPECTUS

AMERICA FREEDOM/SM/

WITH ENHANCED EARNINGS (66-75) AND ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,                    2002
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.969
 Number of Units Outstanding, End of Period                                        0
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.199
 Number of Units Outstanding, End of Period                                        0
AIM V.I. BASIC VALUE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.579
 Number of Units Outstanding, End of Period                                        0
AIM V.I. BLUE CHIP SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.639
 Number of Units Outstanding, End of Period                                        0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.367
 Number of Units Outstanding, End of Period                                        0
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.651
 Number of Units Outstanding, End of Period                                        0
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.219
 Number of Units Outstanding, End of Period                                        0
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 6.611
 Number of Units Outstanding, End of Period                                        0
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 9.921
 Number of Units Outstanding, End of Period                                        0
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.783
 Number of Units Outstanding, End of Period                                        0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $10.663
 Number of Units Outstanding, End of Period                                        0
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 6.723
 Number of Units Outstanding, End of Period                                        0

                                       52 PROSPECTUS



AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 9.211
 Number of Units Outstanding, End of Period                                        0
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.209
 Number of Units Outstanding, End of Period                                        0
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.666
 Number of Units Outstanding, End of Period                                        0
AIM V.I. MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 9.848
 Number of Units Outstanding, End of Period                                        0
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 5.900
 Number of Units Outstanding, End of Period                                        0
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 6.788
 Number of Units Outstanding, End of Period                                        0






                                       53 PROSPECTUS

AMERICA REGAL/SM/

BASIC POLICY

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,              2002
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.039
 Number of Units Outstanding, End of Period                                999
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.274
 Number of Units Outstanding, End of Period                              9,227
AIM V.I. BASIC VALUE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.653
 Number of Units Outstanding, End of Period                              3,810
AIM V.I. BLUE CHIP SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.707
 Number of Units Outstanding, End of Period                              5,033
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.439
 Number of Units Outstanding, End of Period                                149
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.725
 Number of Units Outstanding, End of Period                                206
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.299
 Number of Units Outstanding, End of Period                              1,769
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 6.676
 Number of Units Outstanding, End of Period                                428
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $10.008
 Number of Units Outstanding, End of Period                              1,140
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 7.852
 Number of Units Outstanding, End of Period                                209
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $10.767
 Number of Units Outstanding, End of Period                             48,767
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 6.789
 Number of Units Outstanding, End of Period                                266

                                       54 PROSPECTUS


AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 9.292
 Number of Units Outstanding, End of Period                              2,195
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.289
 Number of Units Outstanding, End of Period                                612
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 8.751
 Number of Units Outstanding, End of Period                              6,690
AIM V.I. MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 9.944
 Number of Units Outstanding, End of Period                             11,483
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 5.952
 Number of Units Outstanding, End of Period                                 43
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                          $10.000
 Accumulation Unit Value, End of Period                                $ 6.855
 Number of Units Outstanding, End of Period                                560







                                       55 PROSPECTUS

AMERICA REGAL/SM/

WITH ENHANCED EARNINGS (66-75) AND ENHANCED DEATH BENEFIT AND INCOME BENEFIT RIDERS

FOR THE PERIOD BEGINNING JANUARY 1 AND ENDING DECEMBER 31,                    2002
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.973
 Number of Units Outstanding, End of Period                                        0
AIM V.I. BALANCED SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.203
 Number of Units Outstanding, End of Period                                        0
AIM V.I. BASIC VALUE SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.583
 Number of Units Outstanding, End of Period                                        0
AIM V.I. BLUE CHIP SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.643
 Number of Units Outstanding, End of Period                                        0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.371
 Number of Units Outstanding, End of Period                                        0
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.655
 Number of Units Outstanding, End of Period                                        0
AIM V.I. CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.223
 Number of Units Outstanding, End of Period                                        0
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 6.615
 Number of Units Outstanding, End of Period                                        0
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 9.926
 Number of Units Outstanding, End of Period                                        0
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 7.787
 Number of Units Outstanding, End of Period                                        0
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $10.668
 Number of Units Outstanding, End of Period                                        0
AIM V.I. GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 6.726
 Number of Units Outstanding, End of Period                                        0

                                       56 PROSPECTUS



AIM V.I. HIGH YIELD SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 9.215
 Number of Units Outstanding, End of Period                                        0
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.213
 Number of Units Outstanding, End of Period                                        0
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 8.671
 Number of Units Outstanding, End of Period                                        0
AIM V.I. MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 9.853
 Number of Units Outstanding, End of Period                                        0
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 5.903
 Number of Units Outstanding, End of Period                                        0
AIM V.I. PREMIER EQUITY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                                $10.000
 Accumulation Unit Value, End of Period                                      $ 6.792
 Number of Units Outstanding, End of Period                                        0






                                       57 PROSPECTUS

APPENDIX B
--------------------------------------------------------------------------------


MARKET VALUE ADJUSTMENT EXAMPLE
The Market Value Adjustment is based on the following:


 I       =    the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the establishment of the Guarantee Period.
N        =    the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout
              Start Date to the end of the Guarantee Period.
J        =    the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a Note with a maturity of the original Guarantee Period is not available, we will use a weighted average.



Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

The Market Value Adjustment factor is determined from the following formula:

                            .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as a death benefit, or applied to an Income Plan from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.


                               EXAMPLES OF MARKET VALUE ADJUSTMENT
Purchase Payment:  $10,000 allocated to a Guarantee Period
Guarantee Period:  5 years
Interest Rate:     4.50%
Full Withdrawal:   End of Contract Year 3
Contract:          AIM Lifetime America Classic /SM/
                   NOTE: These examples assume that premium taxes are not
                   applicable.

NOTE: These examples assume that premium taxes are not applicable.

                EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1: Calculate Contract Value at   = $10,000.00 X (1.045)/3/ = $11,411.66
 End of Contract Year 3:
Step 2: Calculate the Free            = .15 X $10,920.25* = $1,638.04
 Withdrawal Amount:
Step 3: Calculate the Withdrawal      = .07 X ($10,000 - $1,638.04) = $585.34
 Charge:
Step 4: Calculate the Market Value    I   =   4.50%
 Adjustment:                          J   =   4.20%
                                               730 DAYS
                                      N  =   --------   =   2
                                               365 DAYS
                                      Market Value Adjustment Factor: .9 X [I -
                                      (J + .0025)] X N'
                                      = .9 X [.045 - (.042 + .0025)] X 2 =
                                      .0009
                                      Market Value Adjustment = Market Value
                                      Adjustment Factor X Amount
                                      Subject To Market Value Adjustment:
                                      = .0009 X $11,411.66  = $10.27
Step 5: Calculate the amount           = $11,411.66 - $585.34 + $10.27 =
 received by  as a result of full     $10,836.59
 withdrawal at the end of Contract
 Year 3:


*Contract Value at End of Contract Year 2


                                       58 PROSPECTUS

                                         EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1: Calculate Contract Value at End of Contract Year 3:       = $10,000.00 X (1.045)/3/ = $11,411.66
Step 2: Calculate The Free Withdrawal Amount:                     = .15 X $10,920.25* =  $1,638.04
Step 3: Calculate the Withdrawal Charge:                          = 0.7 X ($10,000 - $1,638.04) = $585.34
Step 4: Calculate the Market Value Adjustment:                    I   =   4.50%
                                                                  J   =   4.80%
                                                                       730 DAYS
                                                                  N=   --------   =   2
                                                                       365 DAYS
                                                                  Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N
                                                                  = .9 X [(.045 - (.048 + .0025)] X (2) = -.0099
                                                                  Market Value Adjustment = Market Value Adjustment Factor X
                                                                  Amount Subject To Market Value Adjustment:
                                                                  = -.0099 X $11,411.66 = -($112.98)
Step    5: Calculate the amount received by Contract Owner as a   = $11,411.66 - $585.34 -  $112.98 = $10,713.35
 result of full withdrawal at the end of Contract Year 3:



*Contract Value at End of Contract Year 2








                                       59 PROSPECTUS

APPENDIX C
--------------------------------------------------------------------------------


CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT AMOUNT

EXAMPLE 1
In this example, assume that the oldest Owner is age 55 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Rider when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Glenbrook receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.

Excess-of-Earnings Withdrawals = $0 Purchase payments in the 12 months prior to Death = $0 In-Force Premium = $100,000 ($100,000 + $0 - $0) In-Force Earnings = $25,000 ($125,000 - $100,000) Enhanced Earnings Death Benefit = 50% x $25,000 =
$12,500.

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.


EXAMPLE 2
In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Glenbrook receives due proof of death will be assumed to be $114,000.

Excess of Earnings Withdrawals = $5,000 ($10,000 - $5,000) Purchase payments in the 12 months prior to Death = $0 In-Force Premium = $95,000 ($100,000 + $0 - $5,000) In-Force Earnings = $19,000 ($114,000 - $95,000) Enhanced Earnings Death Benefit = 50% x $19,000 = $9,500.

Since In-Force Earnings are less than 80% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.


EXAMPLE 3
This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 65 on the Rider Date. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the owner dies with a Contract Value of $140,000 on the date Glenbrook receives Due Proof of Death.

Excess of Earnings Withdrawals = $30,000 ($50,000 - $20,000) Purchase payments in the 12 months prior to Death = $0 In-Force Premium = $120,000 ($110,000 + $40,000 - $30,000) In-Force Earnings = $20,000 ($140,000 - $120,000) Enhanced
Earnings Death Benefit = 40% of $20,000 = $8,000.

In this example, In-Force Premium is equal to the Contract Value on the date the Rider was issued plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.












                                       60 PROSPECTUS

APPENDIX D
--------------------------------------------------------------------------------

     AIM LIFETIME AMERICA VARIABLE ANNUITY SERIES CONTRACT COMPARISON CHART

                                                                      AIM LIFETIME AMERICA    AIM LIFETIME AMERICA    AIM LIFETIME
FEATURE                                                               CLASSIC /SM/            REGAL /SM/              AMERICA
----------------------------------------------------------------------------------------------------------------------FREEDOM /SM/
                                                                                                                      --------------
MAXIMUM AGE OF CONTRACT
OWNER AND ANNUITANT ON THE                                            90                      90                      90
ISSUE DATE
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM INITIAL PURCHASE PAYMENT                                      $10,000                 $10,000                 $10,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                      6 month DCA
                                                                      12 Month DCA            6 month DCA             6 month DCA
FIXED ACCOUNT OPTIONS                                                 Guaranteed Fixed        12 Month DCA            12 Month DCA
                                                                      Maturity Account
------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE EXPENSE CHARGE                                         0.10%                   0.10%                   0.10%
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE (WITHOUT OPTIONAL BENEFIT)          1.20%                   1.35%                   1.40%
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Greater of 15% of       Greater of 15% of       No Withdrawal
                                                                      purchase payments, or   purchase payments, or   Charges on
FREE WITHDRAWAL AMOUNT                                                15% of the Contract     15% of the Contract     this option
                                                                      Value                   Value
------------------------------------------------------------------------------------------------------------------------------------
WITHDRAWAL CHARGE (MEASURED FROM NUMBER OF COMPLETE YEARS SINCE WE    Year: 1 2 3 4 5 6 7 8   Year: 1 2 3 4
RECEIVED THE PURCHASE PAYMENTS)(AS A PERCENTAGE OF PURCHASE PAYMENTS  %:    7 7 7 6 5 4 3 0   %:    7 6 6 0           None
WITHDRAWN IN EXCESS OF THE FREE WITHDRAWAL AMOUNT)
------------------------------------------------------------------------------------------------------------------------------------
WITHDRAWAL CHARGE WAIVERS                                             Yes                     Yes                     N/A
------------------------------------------------------------------------------------------------------------------------------------





































                                       61 PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Description
--------------------------------------------------------------------------------
  Additions, Deletions or Substitutions of Investments
--------------------------------------------------------------------------------
  The Contract
--------------------------------------------------------------------------------
  Purchases of Contracts
--------------------------------------------------------------------------------
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
--------------------------------------------------------------------------------
  Performance Information
--------------------------------------------------------------------------------
  Standardized Total Returns
--------------------------------------------------------------------------------
  Non-standardized Total Returns
--------------------------------------------------------------------------------
  Adjusted Historical Total Returns
--------------------------------------------------------------------------------
  Calculation of Accumulation Unit Values
--------------------------------------------------------------------------------
  Calculation of Variable Income Payments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Calculation of Annuity Unit Values
--------------------------------------------------------------------------------
  General Matters
--------------------------------------------------------------------------------
  Incontestability
--------------------------------------------------------------------------------
  Settlements
--------------------------------------------------------------------------------
  Safekeeping of the Variable Account's Assets
--------------------------------------------------------------------------------
  Premium Taxes
--------------------------------------------------------------------------------
  Tax Reserves
--------------------------------------------------------------------------------
  Federal Tax Matters
--------------------------------------------------------------------------------
  Qualified Plans
--------------------------------------------------------------------------------
  Experts
--------------------------------------------------------------------------------
  Financial Statements
--------------------------------------------------------------------------------


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.




                                       62 PROSPECTUS

                                     PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The By-laws of Glenbrook Life and Annuity Company ("Registrant") provide that Registrant will Indemnify its officers and directors for certain damages and expenses that may be incurred in the performance of their duty to Registrant. No indemnification is provided, however, when such person is adjudged to be liable for negligence or misconduct in the performance of his or her duty, unless indemnification is deemed appropriate by the court upon application.

ITEM 16.  EXHIBITS.

Exhibit No.    Description

(1) Form of Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Form S-1 Registration Statement (File No. 033-62193) dated March 22, 1996.)

(2) None

(4)(a) Form of Glenbrook Life and Annuity Company Flexible Premium Deferred Variable Annuity Contract and Application (Incorporated herein by reference to Registrant's post-effective amendment no. 4 to Registrant's Form S-3 Registration Statement (File No.
333-52806) dated April 30, 2002.)

(5) Opinion of General Counsel re: Legality (Previously filed in initial Registration Statement to Form S-3 (File No. 333-88870) dated May 23, 2002.)

(8) None

(12) None

(15) None

(23)(a) Independent Auditors' Consent filed herewith

(23)(b) Consent of Foley & Lardner filed herewith

(24)(a) Powers of Attorney for Michael J. Velotta, Samuel H. Pilch, Marla G. Friedman, Margaret G. Dyer, John C. Lounds, and J. Kevin McCarthy. (Previously filed in the initial filing to Registration Statement (File No. 333-41236) dated July 12, 2000.) (Pursuant to Rule 483(d)(3), registrant is not refiling such Powers because the Powers have been changed only to insert signatures).

(24)(b) Power of Attorney for Steven E. Shebik (Previously filed on Post-Effective Amendment No. 1 (File No. 333-82906) dated April 26, 2002.

(24)(c) Power of Attorney for Casey J. Sylla filed herewith

(25) None

(26) None

(99) Form of Resolution of Board of Directors (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Form S-1 Registration Statement (File No. 033-62193) dated March 22, 1996.)


ITEM 17.  UNDERTAKINGS.

The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

     (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

     (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof ) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

     (iii)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, Glenbrook Life and Annuity Company, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 18.  EXPERTS

The financial statements and the related financial statement schedule incorporated in the prospectuses by reference from Glenbrook Life and Annuity Company's Annual Report on Form 10-K for the year ended December 31, 2002 and from the Statements of Additional Information (which are part of Registration Statements No. 333-55306, No. 333-62922, No. 333-65826 and No. 333-69660) have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated in the prospectuses by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising Glenbrook Life Multi-Manager Variable Account as of December 31, 2002 and for each of the periods in the two year period then ended incorporated in the prospectuses by reference from the Statements of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated in the prospectuses by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising Glenbrook Life and Annuity Company Separate Account A as of December 31, 2002 and for each of the periods in the two year period then ended incorporated in the prospectuses by reference from the Statements of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated in the prospectuses by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Glenbrook Life and Annuity Company, certifies that it meets the requirements for filing on Form S-3 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on April 11, 2003.



                       GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                            By:/s/MICHAEL J. VELOTTA
                             ----------------------
                               Michael J. Velotta
                  Vice President, Secretary and General Counsel


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following Directors and Officers of Glenbrook Life and Annuity Company on April 11, 2003.



*/MARGARET G. DYER
 ---------------------------            Director
Margaret G. Dyer

*/MARLA G. FRIEDMAN
--------------------------------        Director and Vice President
Marla G. Friedman

*/JOHN C. LOUNDS
--------------------------------        Director
John C. Lounds

*/J. KEVIN MCCARTHY
---------------------------------       Director
J. Kevin McCarthy

*/SAMUEL H. PILCH                       Controller and Group Vice President
----------------------------------      (Principal Accounting Officer)
Samuel H. Pilch

*/STEVEN E. SHEBIK                      Director, Vice President and Chief Financial Officer
----------------------------------      (Principal Financial Officer)
Steven E. Shebik

*/CASEY J. SYLLA                        Director, President and Chief Executive Officer
 -------------------------              (Principal Executive Officer)
Casey J. Sylla

/s/MICHAEL J. VELOTTA                   Director, Vice President, General Counsel and
---------------------------             Secretary
Michael J. Velotta


*/ By Michael J. Velotta, pursuant to Power of Attorney, filed herewith or previously filed.



                               Exhibit List

Exhibit                        Description

(23)(a)                        Independent Auditors' Consent
(23)(b)                        Consent of Foley & Lardner
(24)(c)                        Power of Attorney for Casey J. Sylla